UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-05511

Variable Insurance Products Fund II

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2021

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	20.66%	10.46%	13.11%
Service Class	20.53%	10.36%	13.00%
Service Class 2	20.39%	10.19%	12.80%
Investor Class	20.62%	10.38%	13.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$34,279	VIP Disciplined Small Cap Portfolio - Initial Class
$34,652	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 20% to 21%, outperforming the 14.82% result of the benchmark Russell 2000® Index. Versus the benchmark, security selection was the primary contributor, especially in the information technology sector. Stock picking and an underweighting in health care also helped. Also helping was stock selection in the industrials sector, especially within the capital goods industry. The biggest individual relative contributor was an overweight position in Atkore (+171%). Atkore was among the fund's biggest holdings. Also boosting value was our outsized stake in SM Energy, which gained 380%. Another notable relative contributor was an overweighting in Synaptics (+201%), which was one of our largest holdings this period. In contrast, the primary detractor from performance versus the benchmark was our stock selection in energy. Security selection and an underweighting in materials and an underweighting in communication services also hurt relative performance. The fund's biggest individual relative detractor was an underweighting in GameStop, which gained approximately 1012% the past 12 months. GameStop was not held at period end. Also hindering performance was our lighter-than-benchmark stake in Avis Budget, which gained 456%. This was a stake we established the past year. Another notable relative detractor was our outsized stake in 2U (-52%), a position we established this period. Notable changes in positioning include increased exposure to the real estate sector and a lower allocation to consumer discretionary.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Lattice Semiconductor Corp.	0.8
EMCOR Group, Inc.	0.8
Terreno Realty Corp.	0.7
National Storage Affiliates Trust	0.7
Glacier Bancorp, Inc.	0.7
Atkore, Inc.	0.7
Semtech Corp.	0.7
Qualys, Inc.	0.7
Agree Realty Corp.	0.7
Trupanion, Inc.	0.6
7.1

Top Five Market Sectors as of December 31, 2021

% of fund's net assets
Health Care	16.6
Information Technology	16.1
Financials	16.0
Industrials	15.9
Consumer Discretionary	10.7

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	99.8%
Short-Term Investments and Net Other Assets (Liabilities)	0.2%

 * Foreign investments - 4.7%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 1.0%
Cogent Communications Group, Inc.	13,217	$967,220
Consolidated Communications Holdings, Inc. (a)	57,819	432,486
IDT Corp. Class B (a)(b)	7,054	311,505
Iridium Communications, Inc. (a)	16,235	670,343
Liberty Latin America Ltd. Class C (a)	65,412	745,697
Ooma, Inc. (a)	46,209	944,512
		4,071,763
Entertainment - 0.9%
AMC Entertainment Holdings, Inc. Class A (a)(b)	59,927	1,630,014
Lions Gate Entertainment Corp.:
Class A (a)(b)	52,323	870,655
Class B (a)	64,542	993,301
		3,493,970
Interactive Media & Services - 0.6%
TrueCar, Inc. (a)	120,324	409,102
Yelp, Inc. (a)(b)	55,898	2,025,744
Zedge, Inc. (a)(b)	11,373	96,671
		2,531,517
Media - 0.7%
AMC Networks, Inc. Class A (a)	15,245	525,038
iHeartMedia, Inc. (a)	33,553	705,955
John Wiley & Sons, Inc. Class A	6,463	370,136
TechTarget, Inc. (a)(b)	6,346	607,058
Tegna, Inc.	5,842	108,428
Thryv Holdings, Inc. (a)(b)	8,738	359,394
		2,676,009
Wireless Telecommunication Services - 0.2%
Telephone & Data Systems, Inc.	46,025	927,404

TOTAL COMMUNICATION SERVICES		13,700,663

CONSUMER DISCRETIONARY - 10.7%
Auto Components - 0.6%
Cooper-Standard Holding, Inc. (a)	4,450	99,725
Modine Manufacturing Co. (a)	28,217	284,710
Tenneco, Inc. (a)(b)	58,725	663,593
The Goodyear Tire & Rubber Co. (a)	64,634	1,377,997
		2,426,025
Automobiles - 0.3%
Fisker, Inc. (a)(b)	7,267	114,310
Winnebago Industries, Inc.	18,343	1,374,258
		1,488,568
Diversified Consumer Services - 0.8%
2U, Inc. (a)(b)	106,827	2,144,018
American Public Education, Inc. (a)(b)	7,602	169,145
Stride, Inc. (a)(b)	29,013	967,003
		3,280,166
Hotels, Restaurants & Leisure - 1.5%
Bloomin' Brands, Inc. (a)(b)	14,000	293,720
Hilton Grand Vacations, Inc. (a)	2,302	119,957
International Game Technology PLC (b)	62,649	1,811,183
Papa John's International, Inc.	2,069	276,149
RCI Hospitality Holdings, Inc.	4,272	332,703
Scientific Games Corp. Class A (a)	24,330	1,625,974
Wingstop, Inc.	9,076	1,568,333
		6,028,019
Household Durables - 2.4%
Century Communities, Inc.	11,171	913,676
Flexsteel Industries, Inc.	10,155	272,763
Green Brick Partners, Inc. (a)	74,871	2,270,837
Installed Building Products, Inc. (b)	9,271	1,295,344
M.D.C. Holdings, Inc.	14,731	822,432
M/I Homes, Inc. (a)	26,923	1,674,072
Meritage Homes Corp. (a)	14,283	1,743,383
TRI Pointe Homes, Inc. (a)	34,761	969,484
		9,961,991
Internet & Direct Marketing Retail - 1.0%
Quotient Technology, Inc. (a)	160,636	1,191,919
Revolve Group, Inc. (a)	13,984	783,663
Shutterstock, Inc.	18,423	2,042,742
		4,018,324
Leisure Products - 0.8%
American Outdoor Brands, Inc. (a)(b)	3,028	60,348
Johnson Outdoors, Inc. Class A (b)	8,083	757,296
Nautilus, Inc. (a)(b)	33,838	207,427
Smith & Wesson Brands, Inc.	17,830	317,374
Sturm, Ruger & Co., Inc. (b)	2,176	148,012
Vista Outdoor, Inc. (a)(b)	35,789	1,648,799
		3,139,256
Multiline Retail - 0.6%
Big Lots, Inc.	10,700	482,035
Dillard's, Inc. Class A (b)	3,503	858,305
Macy's, Inc.	39,025	1,021,675
		2,362,015
Specialty Retail - 2.6%
Abercrombie & Fitch Co. Class A (a)	16,289	567,346
Academy Sports & Outdoors, Inc. (a)	18,396	807,584
Asbury Automotive Group, Inc. (a)	4,865	840,331
Big 5 Sporting Goods Corp. (b)	18,367	349,157
Citi Trends, Inc. (a)	3,001	284,345
Designer Brands, Inc. Class A (a)(b)	17,762	252,398
Group 1 Automotive, Inc. (b)	9,306	1,816,717
Hibbett, Inc. (b)	13,403	964,078
Lithia Motors, Inc. Class A (sub. vtg.)	2,081	617,953
MarineMax, Inc. (a)	6,362	375,612
Murphy U.S.A., Inc.	3,794	755,917
Sally Beauty Holdings, Inc. (a)	38,546	711,559
Sonic Automotive, Inc. Class A (sub. vtg.)	18,726	926,001
The Container Store Group, Inc. (a)(b)	13,054	130,279
TravelCenters of America LLC (a)(b)	9,859	508,922
Zumiez, Inc. (a)(b)	14,888	714,475
		10,622,674
Textiles, Apparel & Luxury Goods - 0.1%
Lakeland Industries, Inc. (a)(b)	13,121	284,726
Rocky Brands, Inc.	4,097	163,061
		447,787

TOTAL CONSUMER DISCRETIONARY		43,774,825

CONSUMER STAPLES - 2.2%
Beverages - 0.5%
Coca-Cola Bottling Co. Consolidated	1,585	981,416
Duckhorn Portfolio, Inc. (a)	14,232	332,175
Primo Water Corp.	43,041	758,813
		2,072,404
Food & Staples Retailing - 0.8%
BJ's Wholesale Club Holdings, Inc. (a)	13,087	876,436
Ingles Markets, Inc. Class A (b)	9,191	793,551
Natural Grocers by Vitamin Cottage, Inc.	12,219	174,121
PriceSmart, Inc.	3,190	233,412
Sprouts Farmers Market LLC (a)	26,059	773,431
Weis Markets, Inc.	6,034	397,520
		3,248,471
Food Products - 0.3%
Hostess Brands, Inc. Class A (a)	32,290	659,362
John B. Sanfilippo & Son, Inc.	3,540	319,166
Sanderson Farms, Inc.	547	104,521
		1,083,049
Household Products - 0.0%
Central Garden & Pet Co. Class A (non-vtg.) (a)	2,321	111,060
Personal Products - 0.6%
MediFast, Inc.	7,980	1,671,251
Nu Skin Enterprises, Inc. Class A	4,696	238,322
The Beauty Health Co. (a)(b)	5,685	137,350
USANA Health Sciences, Inc. (a)	4,472	452,566
		2,499,489

TOTAL CONSUMER STAPLES		9,014,473

ENERGY - 4.8%
Energy Equipment & Services - 0.7%
Archrock, Inc.	41,124	307,608
Bristow Group, Inc. (a)	7,872	249,306
Dril-Quip, Inc. (a)	10,054	197,863
Helix Energy Solutions Group, Inc. (a)	120,390	375,617
Helmerich & Payne, Inc. (b)	17,226	408,256
Nabors Industries Ltd. (a)	7,741	627,718
Nabors Industries Ltd. warrants 6/11/26 (a)	5,910	22,044
Oceaneering International, Inc. (a)	58,898	666,136
		2,854,548
Oil, Gas & Consumable Fuels - 4.1%
Antero Resources Corp. (a)	20,087	351,523
Arch Resources, Inc. (b)	5,116	467,193
Callon Petroleum Co. (a)(b)	5,264	248,724
Centennial Resource Development, Inc. Class A (a)(b)	63,597	380,310
Chesapeake Energy Corp.	5,797	374,022
Civitas Resources, Inc. (b)	5,706	279,423
Comstock Resources, Inc. (a)(b)	61,373	496,508
DHT Holdings, Inc. (b)	65,257	338,684
Earthstone Energy, Inc. (a)	13,901	152,077
Equitrans Midstream Corp.	32,849	339,659
Golar LNG Ltd. (a)	81,553	1,010,442
Kosmos Energy Ltd. (a)(b)	168,084	581,571
Laredo Petroleum, Inc. (a)(b)	6,624	398,301
Magnolia Oil & Gas Corp. Class A	30,007	566,232
Matador Resources Co. (b)	38,062	1,405,249
Murphy Oil Corp.	27,202	710,244
Oasis Petroleum, Inc.	2,712	341,685
PBF Energy, Inc. Class A (a)	30,008	389,204
Peabody Energy Corp. (a)	21,565	217,160
Range Resources Corp. (a)	13,514	240,955
Renewable Energy Group, Inc. (a)(b)	35,384	1,501,697
Scorpio Tankers, Inc. (b)	10,400	133,224
SFL Corp. Ltd. (b)	121,860	993,159
SM Energy Co.	53,400	1,574,232
Southwestern Energy Co. (a)	146,094	680,798
Talos Energy, Inc. (a)	24,823	243,265
Tellurian, Inc. (a)(b)	112,062	345,151
Uranium Energy Corp. (a)(b)	114,920	384,982
W&T Offshore, Inc. (a)(b)	146,801	474,167
World Fuel Services Corp.	46,373	1,227,493
		16,847,334

TOTAL ENERGY		19,701,882

FINANCIALS - 16.0%
Banks - 8.4%
1st Source Corp.	8,159	404,686
Banc of California, Inc.	22,462	440,704
BancFirst Corp.	28,688	2,024,225
Banner Corp.	15,438	936,623
Berkshire Hills Bancorp, Inc.	13,186	374,878
Cadence Bank	22,239	662,500
Capital City Bank Group, Inc.	1,355	35,772
Cathay General Bancorp	16,019	688,657
CIT Group, Inc.	4,583	235,291
Columbia Banking Systems, Inc.	44,884	1,468,604
Community Bank System, Inc. (b)	7,777	579,231
Community Trust Bancorp, Inc.	4,792	208,979
Eastern Bankshares, Inc.	29,777	600,602
Financial Institutions, Inc.	10,284	327,031
First Bancorp, Puerto Rico	54,219	747,138
First Commonwealth Financial Corp.	12,023	193,450
First Financial Bankshares, Inc. (b)	49,434	2,513,225
Fulton Financial Corp.	72,019	1,224,323
Glacier Bancorp, Inc. (b)	51,387	2,913,643
Great Southern Bancorp, Inc. (b)	15,367	910,495
Hancock Whitney Corp.	40,979	2,049,770
Hilltop Holdings, Inc.	44,779	1,573,534
International Bancshares Corp.	28,447	1,205,868
Investors Bancorp, Inc.	5,206	78,871
Lakeland Financial Corp. (b)	8,282	663,719
Mercantile Bank Corp.	1,928	67,538
Midland States Bancorp, Inc.	6,246	154,838
OFG Bancorp	10,058	267,140
Park National Corp. (b)	2,513	345,060
Peapack-Gladstone Financial Corp.	7,559	267,589
Preferred Bank, Los Angeles	1,311	94,117
Seacoast Banking Corp., Florida	8,213	290,658
ServisFirst Bancshares, Inc.	7,716	655,397
Sierra Bancorp	9,785	265,663
Silvergate Capital Corp. (a)	6,388	946,702
Texas Capital Bancshares, Inc. (a)	24,685	1,487,271
Tompkins Financial Corp. (b)	2,828	236,364
Trico Bancshares	4,995	214,585
Trustmark Corp.	9,633	312,687
UMB Financial Corp.	10,129	1,074,788
United Bankshares, Inc., West Virginia	18,173	659,316
United Community Bank, Inc.	68,680	2,468,359
Univest Corp. of Pennsylvania	8,488	253,961
Valley National Bancorp	56,110	771,513
Washington Trust Bancorp, Inc.	2,568	144,758
WesBanco, Inc.	8,411	294,301
		34,334,424
Capital Markets - 2.6%
Artisan Partners Asset Management, Inc.	13,739	654,526
Cohen & Steers, Inc.	11,937	1,104,292
Cowen Group, Inc. Class A	32,907	1,187,943
Donnelley Financial Solutions, Inc. (a)	3,352	158,013
Federated Hermes, Inc. (b)	17,739	666,632
Focus Financial Partners, Inc. Class A (a)	42,298	2,526,037
Open Lending Corp. (a)	8,604	193,418
Oppenheimer Holdings, Inc. Class A (non-vtg.) (b)	18,214	844,583
Piper Jaffray Companies	3,136	559,807
StepStone Group, Inc. Class A	19,804	823,252
Stifel Financial Corp.	22,852	1,609,238
Virtus Investment Partners, Inc.	680	202,028
		10,529,769
Consumer Finance - 1.4%
Green Dot Corp. Class A (a)	18,336	664,497
LendingClub Corp. (a)	22,688	548,596
Navient Corp.	17,184	364,644
Nelnet, Inc. Class A	14,472	1,413,625
PRA Group, Inc. (a)(b)	14,805	743,359
PROG Holdings, Inc. (a)(b)	32,883	1,483,352
Regional Management Corp.	8,034	461,634
		5,679,707
Diversified Financial Services - 0.1%
Marlin Business Services Corp.	11,412	265,671
Insurance - 1.3%
Amerisafe, Inc.	20,276	1,091,457
Crawford & Co. Class B	497	3,723
Employers Holdings, Inc.	7,537	311,881
Selective Insurance Group, Inc.	16,234	1,330,214
Trupanion, Inc. (a)(b)	19,961	2,635,451
		5,372,726
Mortgage Real Estate Investment Trusts - 1.1%
Apollo Commercial Real Estate Finance, Inc.	19,826	260,910
Arbor Realty Trust, Inc.	86,011	1,575,722
Blackstone Mortgage Trust, Inc.	62,365	1,909,616
Granite Point Mortgage Trust, Inc.	6,977	81,701
MFA Financial, Inc.	41,412	188,839
TPG RE Finance Trust, Inc.	19,480	239,994
		4,256,782
Thrifts & Mortgage Finance - 1.1%
Axos Financial, Inc. (a)	2,894	161,804
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	5,738	711,110
Northwest Bancshares, Inc.	39,630	561,161
Radian Group, Inc.	95,291	2,013,499
Washington Federal, Inc.	21,261	709,692
Waterstone Financial, Inc.	19,175	419,166
		4,576,432

TOTAL FINANCIALS		65,015,511

HEALTH CARE - 16.6%
Biotechnology - 8.6%
4D Molecular Therapeutics, Inc. (b)	11,025	241,889
Adverum Biotechnologies, Inc. (a)(b)	96,556	169,939
Affimed NV (a)	45,392	250,564
Agenus, Inc. (a)	85,104	274,035
Agios Pharmaceuticals, Inc. (a)(b)	14,573	479,015
Akebia Therapeutics, Inc. (a)	79,315	179,252
Alector, Inc. (a)(b)	8,723	180,130
Alkermes PLC (a)	31,326	728,643
Allakos, Inc. (a)	23,801	233,012
Allogene Therapeutics, Inc. (a)(b)	22,536	336,237
Amicus Therapeutics, Inc. (a)	53,805	621,448
AnaptysBio, Inc. (a)	9,148	317,893
Anavex Life Sciences Corp. (a)(b)	16,040	278,134
Anika Therapeutics, Inc. (a)(b)	4,521	161,987
Apellis Pharmaceuticals, Inc. (a)	11,885	561,923
Arbutus Biopharma Corp. (a)(b)	58,307	226,814
Arcus Biosciences, Inc. (a)(b)	1,240	50,183
Arena Pharmaceuticals, Inc. (a)	4,151	385,794
Arrowhead Pharmaceuticals, Inc. (a)	10,535	698,471
Assembly Biosciences, Inc. (a)(b)	48,935	114,019
Atara Biotherapeutics, Inc. (a)	22,701	357,768
Athenex, Inc. (a)(b)	34,120	46,403
Athersys, Inc. (a)(b)	90,679	81,847
Atreca, Inc. (a)(b)	39,546	119,824
Avid Bioservices, Inc. (a)	15,513	452,669
AVROBIO, Inc. (a)(b)	17,432	67,113
Beam Therapeutics, Inc. (a)(b)	4,375	348,644
BioCryst Pharmaceuticals, Inc. (a)(b)	18,810	260,519
Biohaven Pharmaceutical Holding Co. Ltd. (a)	5,963	821,761
bluebird bio, Inc. (a)(b)	25,633	256,074
Blueprint Medicines Corp. (a)	6,368	682,076
Bolt Biotherapeutics, Inc. (b)	28,128	137,827
BridgeBio Pharma, Inc. (a)(b)	9,639	160,779
C4 Therapeutics, Inc. (a)(b)	8,723	280,881
CareDx, Inc. (a)	9,885	449,570
Celldex Therapeutics, Inc. (a)	1,280	49,459
Cerevel Therapeutics Holdings (a)(b)	10,537	341,610
ChemoCentryx, Inc. (a)	2,407	87,639
Chimerix, Inc. (a)(b)	49,958	321,230
Clovis Oncology, Inc. (a)(b)	47,752	129,408
Coherus BioSciences, Inc. (a)(b)	21,130	337,235
Concert Pharmaceuticals, Inc. (a)	72	227
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	138,045	84,994
Curis, Inc. (a)	44,603	212,310
Cytokinetics, Inc. (a)(b)	6,287	286,561
CytomX Therapeutics, Inc. (a)	39,013	168,926
Deciphera Pharmaceuticals, Inc. (a)	27,796	271,567
Denali Therapeutics, Inc. (a)	8,083	360,502
Dynavax Technologies Corp. (a)(b)	4,206	59,178
Eagle Pharmaceuticals, Inc. (a)(b)	4,433	225,728
Editas Medicine, Inc. (a)(b)	13,930	369,842
Eiger Biopharmaceuticals, Inc. (a)	11,433	59,337
Emergent BioSolutions, Inc. (a)	10,630	462,086
Epizyme, Inc. (a)	49,722	124,305
Fate Therapeutics, Inc. (a)(b)	7,584	443,740
FibroGen, Inc. (a)	26,211	369,575
Fortress Biotech, Inc. (a)	30,076	75,190
G1 Therapeutics, Inc. (a)(b)	16,782	171,344
Global Blood Therapeutics, Inc. (a)	15,203	444,992
Gossamer Bio, Inc. (a)(b)	19,835	224,334
Gt Biopharma, Inc. (a)(b)	18,263	55,702
Halozyme Therapeutics, Inc. (a)(b)	14,200	570,982
Harpoon Therapeutics, Inc. (a)(b)	23,792	179,630
Heron Therapeutics, Inc. (a)(b)	27,200	248,336
Homology Medicines, Inc. (a)(b)	22,796	82,977
Humanigen, Inc. (a)	41,869	155,753
ImmunityBio, Inc. (a)(b)	36,784	223,647
ImmunoGen, Inc. (a)(b)	69,948	519,014
Immunovant, Inc. (a)(b)	21,253	181,076
Infinity Pharmaceuticals, Inc. (a)(b)	94,089	211,700
Insmed, Inc. (a)	10,319	281,090
Intellia Therapeutics, Inc. (a)	10,989	1,299,339
Intercept Pharmaceuticals, Inc. (a)(b)	15,657	255,053
Invitae Corp. (a)(b)	38,509	588,032
Ironwood Pharmaceuticals, Inc. Class A (a)	21,777	253,920
Iveric Bio, Inc. (a)	15,160	253,475
Jounce Therapeutics, Inc. (a)	24,808	207,147
Karuna Therapeutics, Inc. (a)(b)	1,660	217,460
Karyopharm Therapeutics, Inc. (a)(b)	50,892	327,236
Kiniksa Pharmaceuticals Ltd. (a)(b)	18,618	219,134
Kodiak Sciences, Inc. (a)(b)	3,013	255,442
Kura Oncology, Inc. (a)	23,018	322,252
Kymera Therapeutics, Inc. (a)	1,481	94,029
La Jolla Pharmaceutical Co./California (a)(b)	32,415	150,730
Ligand Pharmaceuticals, Inc. Class B (a)(b)	1,073	165,736
Macrogenics, Inc. (a)	16,382	262,931
Madrigal Pharmaceuticals, Inc. (a)(b)	3,705	313,962
MiMedx Group, Inc. (a)(b)	19,876	120,051
Minerva Neurosciences, Inc. (a)	62,758	50,269
Morphic Holding, Inc. (a)	5,279	250,119
Mustang Bio, Inc. (a)	38,785	64,383
Myriad Genetics, Inc. (a)	12,899	356,012
Natera, Inc. (a)	3,650	340,874
Novavax, Inc. (a)(b)	1,637	234,206
Ocugen, Inc. (a)(b)	51,613	234,839
Oncternal Therapeutics, Inc. rights (a)(c)	466	0
Opko Health, Inc. (a)(b)	105,094	505,502
ORIC Pharmaceuticals, Inc. (a)(b)	10,729	157,716
Ovid Therapeutics, Inc. (a)	32,806	105,307
Passage Bio, Inc. (a)	21,348	135,560
Pieris Pharmaceuticals, Inc. (a)	45,037	170,240
Precigen, Inc. (a)(b)	44,891	166,546
Precision BioSciences, Inc. (a)	22,393	165,708
Prothena Corp. PLC (a)(b)	2,080	102,752
PTC Therapeutics, Inc. (a)	13,592	541,369
Puma Biotechnology, Inc. (a)(b)	22,927	69,698
Radius Health, Inc. (a)(b)	31,861	220,478
Recursion Pharmaceuticals, Inc. (a)	20,670	354,077
Relay Therapeutics, Inc. (a)(b)	2,437	74,840
Rigel Pharmaceuticals, Inc. (a)(b)	68,577	181,729
Sana Biotechnology, Inc. (b)	15,209	235,435
Sangamo Therapeutics, Inc. (a)	41,726	312,945
Selecta Biosciences, Inc. (a)(b)	47,468	154,746
Seres Therapeutics, Inc. (a)(b)	34,839	290,209
Sesen Bio, Inc. (a)	245,262	199,889
Silverback Therapeutics, Inc. (b)	11,624	77,416
Springworks Therapeutics, Inc. (a)	1,237	76,669
Surface Oncology, Inc. (a)(b)	33,462	159,948
TCR2 Therapeutics, Inc. (a)	36,650	170,789
TG Therapeutics, Inc. (a)	14,412	273,828
TONIX Pharmaceuticals Holding (a)	264,833	94,731
Travere Therapeutics, Inc. (a)(b)	18,226	565,735
Turning Point Therapeutics, Inc. (a)	3,860	184,122
Twist Bioscience Corp. (a)	6,238	482,759
Ultragenyx Pharmaceutical, Inc. (a)	3,288	276,488
Vanda Pharmaceuticals, Inc. (a)	18,725	293,795
Veracyte, Inc. (a)	5,994	246,953
Vericel Corp. (a)(b)	2,516	98,879
Verve Therapeutics, Inc.	4,197	154,743
Vir Biotechnology, Inc. (a)	11,029	461,784
Voyager Therapeutics, Inc. (a)(b)	41,553	112,609
Xbiotech, Inc. (b)	7,193	80,058
Xencor, Inc. (a)	4,507	180,821
Zentalis Pharmaceuticals, Inc. (a)(b)	6,861	576,736
		34,954,603
Health Care Equipment & Supplies - 2.4%
Accuray, Inc. (a)	190,548	908,914
Atricure, Inc. (a)	8,294	576,682
Butterfly Network, Inc. Class A (a)(b)	37,858	253,270
Cardiovascular Systems, Inc. (a)	22,749	427,226
Cerus Corp. (a)	113,822	775,128
CryoPort, Inc. (a)	2,203	130,352
Integer Holdings Corp. (a)	4,884	418,022
Invacare Corp. (a)	44,274	120,425
LeMaitre Vascular, Inc. (b)	5,082	255,269
LivaNova PLC (a)	2,258	197,417
Merit Medical Systems, Inc. (a)	11,941	743,924
Neogen Corp. (a)	35,507	1,612,373
Novocure Ltd. (a)	2,864	215,029
Ortho Clinical Diagnostics Holdings PLC	3,285	70,266
Orthofix International NV (a)(b)	11,890	369,660
Outset Medical, Inc. (a)(b)	2,513	115,824
Shockwave Medical, Inc. (a)	2,511	447,787
Silk Road Medical, Inc. (a)(b)	2,874	122,461
Staar Surgical Co. (a)	7,647	698,171
SurModics, Inc. (a)	24,740	1,191,231
Varex Imaging Corp. (a)(b)	9,567	301,839
		9,951,270
Health Care Providers & Services - 2.7%
Addus HomeCare Corp. (a)	4,951	462,968
Alignment Healthcare, Inc. (a)	12,196	171,476
AMN Healthcare Services, Inc. (a)	6,850	837,961
Corvel Corp. (a)	2,403	499,824
Covetrus, Inc. (a)	11,713	233,909
Fulgent Genetics, Inc. (a)(b)	5,464	549,624
Modivcare, Inc. (a)	5,132	761,024
National Healthcare Corp.	15,074	1,024,128
Option Care Health, Inc. (a)	12,895	366,734
Patterson Companies, Inc.	77,085	2,262,445
Select Medical Holdings Corp.	54,518	1,602,829
Tenet Healthcare Corp. (a)	22,477	1,836,146
The Ensign Group, Inc.	4,562	383,026
		10,992,094
Health Care Technology - 0.8%
Allscripts Healthcare Solutions, Inc. (a)	42,811	789,863
Castlight Health, Inc. Class B (a)	96,140	148,056
HealthStream, Inc. (a)	11,507	303,325
MultiPlan Corp. Class A (a)	52,188	231,193
Nextgen Healthcare, Inc. (a)	96,591	1,718,354
		3,190,791
Life Sciences Tools & Services - 0.7%
Berkeley Lights, Inc. (a)	14,171	257,629
Codexis, Inc. (a)	2,715	84,898
Cytek Biosciences, Inc.	5,713	93,236
Fluidigm Corp. (a)(b)	27,938	109,517
MaxCyte, Inc. (b)	20,988	213,868
Medpace Holdings, Inc. (a)	5,711	1,242,942
Nanostring Technologies, Inc. (a)	2,748	116,048
NeoGenomics, Inc. (a)(b)	3,194	108,979
Pacific Biosciences of California, Inc. (a)(b)	23,123	473,097
		2,700,214
Pharmaceuticals - 1.4%
Aerie Pharmaceuticals, Inc. (a)(b)	33,232	233,289
Amneal Pharmaceuticals, Inc. (a)	42,976	205,855
Amphastar Pharmaceuticals, Inc. (a)(b)	13,483	314,019
ANI Pharmaceuticals, Inc. (a)(b)	4,863	224,087
Arvinas Holding Co. LLC (a)	3,400	279,276
Atea Pharmaceuticals, Inc. (a)(b)	32,557	291,060
Cara Therapeutics, Inc. (a)	20,751	252,747
Cassava Sciences, Inc. (a)(b)	3,200	139,840
Corcept Therapeutics, Inc. (a)(b)	20,501	405,920
Endo International PLC (a)	101,180	380,437
Esperion Therapeutics, Inc. (a)(b)	28,999	144,995
Intra-Cellular Therapies, Inc. (a)(b)	4,839	253,273
NGM Biopharmaceuticals, Inc. (a)(b)	11,379	201,522
Odonate Therapeutics, Inc.(a)	40,270	54,365
Omeros Corp. (a)(b)	22,138	142,347
Pacira Biosciences, Inc. (a)	6,683	402,116
Prestige Brands Holdings, Inc. (a)	10,410	631,367
Supernus Pharmaceuticals, Inc. (a)(b)	14,341	418,184
Theravance Biopharma, Inc. (a)	32,143	355,180
WAVE Life Sciences (a)	23,167	72,744
Zogenix, Inc. (a)(b)	18,971	308,279
		5,710,902

TOTAL HEALTH CARE		67,499,874

INDUSTRIALS - 15.9%
Aerospace & Defense - 1.1%
AAR Corp. (a)(b)	57,747	2,253,865
Aerojet Rocketdyne Holdings, Inc.	1,888	88,283
Astronics Corp. (a)	26,558	318,696
Parsons Corp. (a)	55,272	1,859,903
		4,520,747
Air Freight & Logistics - 0.3%
Air Transport Services Group, Inc. (a)	11,634	341,807
Atlas Air Worldwide Holdings, Inc. (a)	2,077	195,487
Hub Group, Inc. Class A (a)	6,487	546,465
		1,083,759
Airlines - 0.2%
Mesa Air Group, Inc. (a)	42,005	235,228
SkyWest, Inc. (a)	10,144	398,659
		633,887
Building Products - 0.9%
Apogee Enterprises, Inc.	6,229	299,926
Cornerstone Building Brands, Inc. (a)	48,653	848,508
Resideo Technologies, Inc. (a)(b)	38,748	1,008,610
UFP Industries, Inc.	13,325	1,226,033
Zurn Water Solutions Corp.	13,446	489,434
		3,872,511
Commercial Services & Supplies - 1.7%
ABM Industries, Inc.	54,721	2,235,353
Cimpress PLC (a)	12,607	902,787
Healthcare Services Group, Inc.	24,089	428,543
Kimball International, Inc. Class B	33,876	346,551
Tetra Tech, Inc.	4,504	764,779
UniFirst Corp. (b)	10,784	2,268,954
		6,946,967
Construction & Engineering - 1.7%
Arcosa, Inc.	18,525	976,268
Comfort Systems U.S.A., Inc.	5,793	573,159
Dycom Industries, Inc. (a)	9,319	873,749
EMCOR Group, Inc.	24,632	3,137,870
Great Lakes Dredge & Dock Corp. (a)	9,087	142,848
MYR Group, Inc. (a)	6,455	713,600
Primoris Services Corp.	15,766	378,069
		6,795,563
Electrical Equipment - 2.1%
Array Technologies, Inc. (a)	33,453	524,878
Atkore, Inc. (a)	26,122	2,904,505
AZZ, Inc.	12,133	670,834
EnerSys	13,365	1,056,637
FuelCell Energy, Inc. (a)(b)	15,889	82,623
Generac Holdings, Inc. (a)	987	347,345
Preformed Line Products Co.	7,127	461,117
Regal Rexnord Corp.	8,684	1,477,843
Romeo Power, Inc. (a)(b)	71,071	259,409
Stem, Inc. (a)(b)	32,186	610,568
TPI Composites, Inc. (a)	22,475	336,226
		8,731,985
Machinery - 2.2%
Altra Industrial Motion Corp.	10,984	566,445
CIRCOR International, Inc. (a)	5,739	155,986
Franklin Electric Co., Inc.	3,913	370,013
Gorman-Rupp Co.	3,761	167,553
Hurco Companies, Inc.	11,113	330,056
Hyster-Yale Materials Handling Class A	9,344	384,038
Kennametal, Inc.	14,971	537,609
L.B. Foster Co. Class A (a)	3,702	50,903
Manitowoc Co., Inc. (a)	15,900	295,581
Mueller Industries, Inc.	33,004	1,959,117
Nikola Corp. (a)(b)	44,471	438,929
Proto Labs, Inc. (a)	18,896	970,310
RBC Bearings, Inc. (a)	3,393	685,284
REV Group, Inc. (b)	10,261	145,193
SPX Flow, Inc.	1,198	103,603
Tennant Co.	2,764	223,995
Terex Corp.	7,902	347,293
Titan International, Inc. (a)	8,304	91,012
Watts Water Technologies, Inc. Class A	5,045	979,588
		8,802,508
Professional Services - 1.4%
ASGN, Inc. (a)	4,115	507,791
Barrett Business Services, Inc.	2,889	199,514
CRA International, Inc.	3,006	280,640
First Advantage Corp. (b)	24,529	467,032
Kforce, Inc.	16,698	1,256,024
Korn Ferry	3,002	227,341
ManTech International Corp. Class A	5,946	433,642
TriNet Group, Inc. (a)	10,507	1,000,897
Upwork, Inc. (a)	37,470	1,279,975
		5,652,856
Road & Rail - 1.8%
ArcBest Corp.	4,785	573,482
Avis Budget Group, Inc. (a)	2,213	458,910
Marten Transport Ltd.	90,629	1,555,194
Saia, Inc. (a)	7,717	2,600,861
Werner Enterprises, Inc.	33,808	1,611,289
Yellow Corp. (a)	48,297	608,059
		7,407,795
Trading Companies & Distributors - 2.5%
Applied Industrial Technologies, Inc.	12,010	1,233,427
Boise Cascade Co. (b)	34,072	2,425,926
Global Industrial Co. (b)	21,134	864,381
GMS, Inc. (a)	32,501	1,953,635
Rush Enterprises, Inc. Class A	25,372	1,411,698
Titan Machinery, Inc. (a)(b)	16,074	541,533
Veritiv Corp. (a)	15,132	1,854,729
		10,285,329

TOTAL INDUSTRIALS		64,733,907

INFORMATION TECHNOLOGY - 16.1%
Communications Equipment - 0.8%
Calix, Inc. (a)	16,649	1,331,421
Digi International, Inc. (a)	5,347	131,376
Extreme Networks, Inc. (a)	106,255	1,668,204
NETGEAR, Inc. (a)	6,348	185,425
		3,316,426
Electronic Equipment & Components - 2.3%
Aeva Technologies, Inc. (a)(b)	15,631	118,170
Belden, Inc.	26,629	1,750,324
Benchmark Electronics, Inc.	12,985	351,894
Daktronics, Inc. (a)	12,125	61,231
ePlus, Inc. (a)	4,054	218,430
II-VI, Inc. (a)(b)	13,543	925,393
Insight Enterprises, Inc. (a)	6,322	673,925
Kimball Electronics, Inc. (a)(b)	37,824	823,050
OSI Systems, Inc. (a)	9,907	923,332
PC Connection, Inc.	10,402	448,638
Plexus Corp. (a)	2,917	279,711
Rogers Corp. (a)	965	263,445
Sanmina Corp. (a)	9,095	377,079
ScanSource, Inc. (a)	29,221	1,025,073
Vishay Intertechnology, Inc. (b)	58,525	1,279,942
		9,519,637
IT Services - 1.7%
CSG Systems International, Inc.	21,640	1,246,897
Digitalocean Holdings, Inc. (a)	13,133	1,054,974
ExlService Holdings, Inc. (a)	11,968	1,732,607
Flywire Corp. (a)(b)	12,343	469,775
Grid Dynamics Holdings, Inc. (a)	7,579	287,775
MoneyGram International, Inc. (a)	94,980	749,392
Perficient, Inc. (a)	11,435	1,478,431
		7,019,851
Semiconductors & Semiconductor Equipment - 4.7%
Alpha & Omega Semiconductor Ltd. (a)(b)	37,083	2,245,746
Ambarella, Inc. (a)	2,256	457,720
Cirrus Logic, Inc. (a)	14,506	1,334,842
CMC Materials, Inc.	1,749	335,266
Diodes, Inc. (a)	16,164	1,774,969
Kulicke & Soffa Industries, Inc. (b)	18,930	1,146,022
Lattice Semiconductor Corp. (a)	44,619	3,438,325
MACOM Technology Solutions Holdings, Inc. (a)	4,738	370,985
MaxLinear, Inc. Class A (a)	7,908	596,184
Meta Materials, Inc. (a)(b)	63,333	155,799
Photronics, Inc. (a)	75,794	1,428,717
Power Integrations, Inc.	4,837	449,309
Semtech Corp. (a)	31,104	2,766,079
Synaptics, Inc. (a)	8,905	2,578,087
Veeco Instruments, Inc. (a)(b)	6,402	182,265
		19,260,315
Software - 6.2%
A10 Networks, Inc.	30,645	508,094
Agilysys, Inc. (a)	39,859	1,772,131
Alarm.com Holdings, Inc. (a)	8,788	745,310
Asana, Inc. (a)(b)	14,600	1,088,430
BlackLine, Inc. (a)	7,897	817,655
Box, Inc. Class A (a)	96,728	2,533,306
BTRS Holdings, Inc. (a)(b)	32,465	253,876
CommVault Systems, Inc. (a)	20,674	1,424,852
Couchbase, Inc. (b)	9,252	230,930
CS Disco, Inc. (b)	10,150	362,863
Domo, Inc. Class B (a)	20,076	995,770
E2open Parent Holdings, Inc. (a)(b)	45,343	510,562
Marathon Digital Holdings, Inc. (a)(b)	7,272	238,958
Mimecast Ltd. (a)	3,178	252,873
Progress Software Corp.	39,900	1,925,973
Qualys, Inc. (a)	19,656	2,697,196
Rapid7, Inc. (a)	6,978	821,241
SecureWorks Corp. (a)(b)	18,747	299,390
Sprout Social, Inc. (a)	3,652	331,200
SPS Commerce, Inc. (a)	15,172	2,159,734
Sumo Logic, Inc. (a)	25,735	348,967
Tenable Holdings, Inc. (a)	44,788	2,466,475
Upland Software, Inc. (a)	15,082	270,571
Vonage Holdings Corp. (a)	12,769	265,468
Workiva, Inc. (a)	3,317	432,835
Zuora, Inc. (a)	79,809	1,490,832
		25,245,492
Technology Hardware, Storage & Peripherals - 0.4%
Avid Technology, Inc. (a)	13,213	430,347
Diebold Nixdorf, Inc. (a)(b)	35,668	322,795
Super Micro Computer, Inc. (a)	14,431	634,242
		1,387,384

TOTAL INFORMATION TECHNOLOGY		65,749,105

MATERIALS - 3.5%
Chemicals - 1.0%
FutureFuel Corp.	26,278	200,764
Orion Engineered Carbons SA (a)	21,191	389,067
Rayonier Advanced Materials, Inc. (a)	31,226	178,300
Sensient Technologies Corp. (b)	8,318	832,299
Stepan Co.	13,465	1,673,565
Trinseo PLC (b)	14,782	775,464
		4,049,459
Containers & Packaging - 0.4%
Myers Industries, Inc.	74,963	1,500,010
Metals & Mining - 1.6%
Coeur d'Alene Mines Corp. (a)	69,315	349,348
Commercial Metals Co.	51,329	1,862,729
Constellium NV (a)	75,800	1,357,578
Materion Corp.	1,585	145,725
MP Materials Corp. (a)(b)	46,590	2,116,118
Worthington Industries, Inc.	9,983	545,671
		6,377,169
Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	28,906	2,264,785

TOTAL MATERIALS		14,191,423

REAL ESTATE - 7.6%
Equity Real Estate Investment Trusts (REITs) - 7.0%
Agree Realty Corp.	37,688	2,689,416
Alexanders, Inc.	1,067	277,740
American Finance Trust, Inc.	68,969	629,687
Diversified Healthcare Trust (SBI)	71,749	221,704
Easterly Government Properties, Inc.	16,013	367,018
EastGroup Properties, Inc.	8,802	2,005,536
Equity Commonwealth (a)	8,397	217,482
Four Corners Property Trust, Inc.	4,410	129,698
Global Net Lease, Inc.	89,191	1,362,838
Healthcare Realty Trust, Inc.	40,448	1,279,775
Independence Realty Trust, Inc.	78,640	2,031,271
Kite Realty Group Trust	89,555	1,950,508
LXP Industrial Trust (REIT) (b)	30,636	478,534
National Health Investors, Inc.	6,981	401,198
National Storage Affiliates Trust	42,880	2,967,296
Piedmont Office Realty Trust, Inc. Class A	50,948	936,424
Plymouth Industrial REIT, Inc.	7,123	227,936
Preferred Apartment Communities, Inc. Class A	43,348	782,865
PS Business Parks, Inc.	5,431	1,000,227
RLJ Lodging Trust	20,834	290,218
SITE Centers Corp.	47,306	748,854
Stag Industrial, Inc.	53,712	2,576,028
Terreno Realty Corp.	34,814	2,969,286
The GEO Group, Inc. (b)	130,710	1,013,003
The Macerich Co.	18,065	312,163
Universal Health Realty Income Trust (SBI)	9,505	565,262
		28,431,967
Real Estate Management & Development - 0.6%
Cushman & Wakefield PLC (a)	25,331	563,361
eXp World Holdings, Inc. (b)	13,173	443,798
Marcus & Millichap, Inc. (a)(b)	23,180	1,192,843
RE/MAX Holdings, Inc.	10,149	309,443
		2,509,445

TOTAL REAL ESTATE		30,941,412

UTILITIES - 1.4%
Electric Utilities - 0.6%
Otter Tail Corp.	12,754	910,891
PNM Resources, Inc.	3,129	142,714
Portland General Electric Co.	22,330	1,181,704
		2,235,309
Gas Utilities - 0.0%
Southwest Gas Corp.	1,999	140,030
Independent Power and Renewable Electricity Producers - 0.7%
Clearway Energy, Inc.:
Class A	43,085	1,442,486
Class C	4,973	179,177
Ormat Technologies, Inc. (b)	4,585	363,591
Sunnova Energy International, Inc. (a)	31,154	869,820
		2,855,074
Water Utilities - 0.1%
American States Water Co.	3,812	394,313

TOTAL UTILITIES		5,624,726

TOTAL COMMON STOCKS
(Cost $340,067,148)		399,947,801

Money Market Funds - 15.1%
Fidelity Cash Central Fund 0.08% (d)	6,072,140	6,073,355
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	55,589,450	55,595,009
TOTAL MONEY MARKET FUNDS
(Cost $61,668,364)		61,668,364
TOTAL INVESTMENT IN SECURITIES - 113.3%
(Cost $401,735,512)		461,616,165
NET OTHER ASSETS (LIABILITIES) - (13.3)%		(54,108,454)
NET ASSETS - 100%		$407,507,711

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	58	March 2022	$6,504,120	$269,451	$269,451

The notional amount of futures purchased as a percentage of Net Assets is 1.6%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$10,031,216	$138,403,629	$142,361,366	$6,040	$(124)	$--	$6,073,355	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	16,845,599	262,119,452	223,370,042	78,739	--	--	55,595,009	0.2%
Total	$26,876,815	$400,523,081	$365,731,408	$84,779	$(124)	$--	$61,668,364

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$13,700,663	$13,700,663	$--	$--
Consumer Discretionary	43,774,825	43,774,825	--	--
Consumer Staples	9,014,473	9,014,473	--	--
Energy	19,701,882	19,701,882	--	--
Financials	65,015,511	65,015,511	--	--
Health Care	67,499,874	67,499,874	--	--
Industrials	64,733,907	64,733,907	--	--
Information Technology	65,749,105	65,749,105	--	--
Materials	14,191,423	14,191,423	--	--
Real Estate	30,941,412	30,941,412	--	--
Utilities	5,624,726	5,624,726	--	--
Money Market Funds	61,668,364	61,668,364	--	--
Total Investments in Securities:	$461,616,165	$461,616,165	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$269,451	$269,451	$--	$--
Total Assets	$269,451	$269,451	$--	$--
Total Derivative Instruments:	$269,451	$269,451	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$269,451	$0
Total Equity Risk	269,451	0
Total Value of Derivatives	$269,451	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $53,708,820) — See accompanying schedule: Unaffiliated issuers (cost $340,067,148)	$399,947,801
Fidelity Central Funds (cost $61,668,364)	61,668,364
Total Investment in Securities (cost $401,735,512)		$461,616,165
Segregated cash with brokers for derivative instruments		354,000
Receivable for fund shares sold		1,072,515
Dividends receivable		291,395
Distributions receivable from Fidelity Central Funds		7,266
Prepaid expenses		409
Other receivables		34,895
Total assets		463,376,645
Liabilities
Payable for fund shares redeemed	$12,373
Accrued management fee	149,905
Distribution and service plan fees payable	4,117
Payable for daily variation margin on futures contracts	11,797
Other affiliated payables	56,688
Other payables and accrued expenses	42,206
Collateral on securities loaned	55,591,848
Total liabilities		55,868,934
Net Assets		$407,507,711
Net Assets consist of:
Paid in capital		$287,029,059
Total accumulated earnings (loss)		120,478,652
Net Assets		$407,507,711
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($30,963,829 ÷ 1,519,338 shares)		$20.38
Service Class:
Net Asset Value, offering price and redemption price per share ($301,194 ÷ 14,729 shares)		$20.45
Service Class 2:
Net Asset Value, offering price and redemption price per share ($20,388,724 ÷ 998,503 shares)		$20.42
Investor Class:
Net Asset Value, offering price and redemption price per share ($355,853,964 ÷ 17,548,364 shares)		$20.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$4,091,631
Income from Fidelity Central Funds (including $78,739 from security lending)		84,779
Total income		4,176,410
Expenses
Management fee	$1,777,635
Transfer agent fees	508,722
Distribution and service plan fees	48,301
Accounting fees	153,667
Custodian fees and expenses	28,269
Independent trustees' fees and expenses	1,335
Audit	50,391
Legal	10,105
Miscellaneous	1,417
Total expenses before reductions	2,579,842
Expense reductions	(47)
Total expenses after reductions		2,579,795
Net investment income (loss)		1,596,615
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	75,453,934
Fidelity Central Funds	(124)
Futures contracts	(910,130)
Total net realized gain (loss)		74,543,680
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(13,217,571)
Futures contracts	(5,298)
Total change in net unrealized appreciation (depreciation)		(13,222,869)
Net gain (loss)		61,320,811
Net increase (decrease) in net assets resulting from operations		$62,917,426

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,596,615	$1,548,209
Net realized gain (loss)	74,543,680	332,313
Change in net unrealized appreciation (depreciation)	(13,222,869)	35,405,079
Net increase (decrease) in net assets resulting from operations	62,917,426	37,285,601
Distributions to shareholders	(8,288,609)	(1,649,388)
Share transactions - net increase (decrease)	58,275,616	(9,242,711)
Total increase (decrease) in net assets	112,904,433	26,393,502
Net Assets
Beginning of period	294,603,278	268,209,776
End of period	$407,507,711	$294,603,278

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Disciplined Small Cap Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.27	$14.68	$13.07	$16.86	$16.25
Income from Investment Operations
Net investment income (loss)A	.10	.10	.15	.14	.11
Net realized and unrealized gain (loss)	3.44	2.60	2.81	(2.20)	1.01
Total from investment operations	3.54	2.70	2.96	(2.06)	1.12
Distributions from net investment income	(.08)	(.11)	(.14)	(.14)	(.12)
Distributions from net realized gain	(.35)	–	(1.21)	(1.59)	(.40)
Total distributions	(.43)	(.11)	(1.35)	(1.73)	(.51)B
Net asset value, end of period	$20.38	$17.27	$14.68	$13.07	$16.86
Total ReturnC,D	20.66%	18.45%	23.71%	(13.08)%	7.02%
Ratios to Average Net AssetsE,F
Expenses before reductions	.57%	.60%	.59%	.60%	.83%
Expenses net of fee waivers, if any	.57%	.60%	.59%	.60%	.83%
Expenses net of all reductions	.57%	.60%	.59%	.60%	.83%
Net investment income (loss)	.48%	.77%	1.05%	.90%	.67%
Supplemental Data
Net assets, end of period (000 omitted)	$30,964	$23,919	$23,600	$24,285	$31,332
Portfolio turnover rateG	92%	57%	77%	103%	103%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.33	$14.74	$13.12	$16.91	$16.29
Income from Investment Operations
Net investment income (loss)A	.08	.09	.13	.13	.09
Net realized and unrealized gain (loss)	3.46	2.59	2.83	(2.21)	1.03
Total from investment operations	3.54	2.68	2.96	(2.08)	1.12
Distributions from net investment income	(.06)	(.09)	(.13)	(.12)	(.10)
Distributions from net realized gain	(.35)	–	(1.21)	(1.59)	(.40)
Total distributions	(.42)B	(.09)	(1.34)	(1.71)	(.50)
Net asset value, end of period	$20.45	$17.33	$14.74	$13.12	$16.91
Total ReturnC,D	20.53%	18.28%	23.59%	(13.13)%	6.97%
Ratios to Average Net AssetsE,F
Expenses before reductions	.67%	.70%	.69%	.70%	.93%
Expenses net of fee waivers, if any	.67%	.70%	.69%	.70%	.93%
Expenses net of all reductions	.67%	.70%	.69%	.70%	.93%
Net investment income (loss)	.38%	.67%	.95%	.80%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$301	$255	$217	$193	$249
Portfolio turnover rateG	92%	57%	77%	103%	103%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.30	$14.72	$13.11	$16.90	$16.29
Income from Investment Operations
Net investment income (loss)A	.05	.07	.11	.10	.07
Net realized and unrealized gain (loss)	3.46	2.59	2.82	(2.20)	1.02
Total from investment operations	3.51	2.66	2.93	(2.10)	1.09
Distributions from net investment income	(.03)	(.08)	(.11)	(.10)	(.08)
Distributions from net realized gain	(.35)	–	(1.21)	(1.59)	(.40)
Total distributions	(.39)B	(.08)	(1.32)	(1.69)	(.48)
Net asset value, end of period	$20.42	$17.30	$14.72	$13.11	$16.90
Total ReturnC,D	20.39%	18.12%	23.37%	(13.29)%	6.79%
Ratios to Average Net AssetsE,F
Expenses before reductions	.82%	.85%	.84%	.85%	1.08%
Expenses net of fee waivers, if any	.82%	.85%	.84%	.85%	1.08%
Expenses net of all reductions	.82%	.85%	.84%	.85%	1.08%
Net investment income (loss)	.23%	.52%	.80%	.65%	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$20,389	$13,720	$9,767	$6,823	$7,881
Portfolio turnover rateG	92%	57%	77%	103%	103%

 A Calculated based on average shares outstanding during the period.

 B Total distributions per share do not sum due to rounding.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Disciplined Small Cap Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$17.18	$14.61	$13.02	$16.79	$16.19
Income from Investment Operations
Net investment income (loss)A	.08	.09	.13	.13	.09
Net realized and unrealized gain (loss)	3.44	2.58	2.80	(2.19)	1.01
Total from investment operations	3.52	2.67	2.93	(2.06)	1.10
Distributions from net investment income	(.07)	(.10)	(.13)	(.12)	(.10)
Distributions from net realized gain	(.35)	–	(1.21)	(1.59)	(.40)
Total distributions	(.42)	(.10)	(1.34)	(1.71)	(.50)
Net asset value, end of period	$20.28	$17.18	$14.61	$13.02	$16.79
Total ReturnB,C	20.62%	18.33%	23.55%	(13.09)%	6.91%
Ratios to Average Net AssetsD,E
Expenses before reductions	.65%	.67%	.67%	.68%	.91%
Expenses net of fee waivers, if any	.65%	.67%	.67%	.68%	.91%
Expenses net of all reductions	.65%	.67%	.67%	.68%	.91%
Net investment income (loss)	.41%	.70%	.97%	.82%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$355,854	$256,709	$234,625	$213,119	$251,217
Portfolio turnover rateF	92%	57%	77%	103%	103%

 A Calculated based on average shares outstanding during the period.

 B Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 D Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 F Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$86,443,579
Gross unrealized depreciation	(28,498,210)
Net unrealized appreciation (depreciation)	$57,945,369
Tax Cost	$403,670,796

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$697,461
Undistributed long-term capital gain	$63,202,293
Net unrealized appreciation (depreciation) on securities and other investments	$57,945,369

The Fund intends to elect to defer to its next fiscal year $1,366,472 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$8,288,609	$ 1,649,388

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Disciplined Small Cap Portfolio	404,493,462	350,129,056

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of the Fund's average net assets.

During January 2022 the Board approved a change in the management fee from .45% to .36% effective February 1, 2022.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$297
Service Class 2	48,004
$48,301

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$20,619.06
Service Class	187.06
Service Class 2	12,088.06
Investor Class	475,828.14
	$508,722

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Disciplined Small Cap Portfolio	.04

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Disciplined Small Cap Portfolio	$637

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Disciplined Small Cap Portfolio	$7,615	$1,792	$128,436

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $47.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Disciplined Small Cap Portfolio
Distributions to shareholders
Initial Class	$660,963	$153,194
Service Class	6,112	1,370
Service Class 2	368,516	58,739
Investor Class	7,253,018	1,436,085
Total	$8,288,609	$1,649,388

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Disciplined Small Cap Portfolio
Initial Class
Shares sold	706,632	278,689	$13,893,373	$3,962,032
Reinvestment of distributions	34,146	9,968	660,963	153,194
Shares redeemed	(606,605)	(510,895)	(12,130,182)	(6,725,154)
Net increase (decrease)	134,173	(222,238)	$2,424,154	$(2,609,928)
Service Class 2
Shares sold	464,561	391,785	$9,290,971	$5,230,013
Reinvestment of distributions	19,001	3,799	368,516	58,739
Shares redeemed	(278,018)	(266,088)	(5,544,190)	(3,733,957)
Net increase (decrease)	205,544	129,496	$4,115,297	$1,554,795
Investor Class
Shares sold	5,121,959	1,663,146	$101,819,650	$24,985,449
Reinvestment of distributions	376,468	93,941	7,253,018	1,436,085
Shares redeemed	(2,888,216)	(2,873,981)	(57,336,503)	(34,609,112)
Net increase (decrease)	2,610,211	(1,116,894)	$51,736,165	$(8,187,578)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Disciplined Small Cap Portfolio	94%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Disciplined Small Cap Portfolio
Initial Class	.57%
Actual		$1,000.00	$998.70	$2.87**
Hypothetical-C		$1,000.00	$1,022.33	$2.91**
Service Class	.67%
Actual		$1,000.00	$997.90	$3.37**
Hypothetical-C		$1,000.00	$1,021.83	$3.41**
Service Class 2.82%
Actual		$1,000.00	$997.60	$4.13**
Hypothetical-C		$1,000.00	$1,021.07	$4.18**
Investor Class	.65%
Actual		$1,000.00	$998.60	$3.27**
Hypothetical-C		$1,000.00	$1,021.93	$3.31**

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

** If fees and changes to the class level expense contract and/ or expense cap, effective February 1, 2022, had been in effect during the current period, the restated annualized expense ratio and the expenses paid in the actual and hypothetical examples above would be as shown in table below:

	Annualized Expense Ratio-(a)	Expenses Paid
VIP Disciplined Small Cap Portfolio
Initial Class	.48%
Actual		$2.42
Hypothetical-(b)		$2.45
Service Class	.58%
Actual		$2.92
Hypothetical-(b)		$2.96
Service Class 2.73%
Actual		$3.68
Hypothetical-(b)		$3.72
Investor Class	.56%
Actual		$2.82
Hypothetical-(b)		$2.85

 (a) Annualized expense ratio reflects expenses net of applicable fee waivers.

 (b) 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Disciplined Small Cap Portfolio
Initial Class	02/04/22	02/04/22	$0.039	$3.208
Service Class	02/04/22	02/04/22	$0.035	$3.208
Service Class 2	02/04/22	02/04/22	$0.030	$3.208
Investor Class	02/04/22	02/04/22	$0.036	$3.208

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $63,202,293, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 89% and 38%; Service Class designates 100% and 39%; Service Class 2 designates 100% and 42%; and Investor Class designates 97% and 39%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders

VDSC-ANN-0322
1.820582.116

Fidelity® Variable Insurance Products:

International Capital Appreciation Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	12.39%	16.86%	13.16%
Service Class	12.21%	16.74%	13.04%
Service Class 2	12.11%	16.56%	12.88%
Investor Class	12.24%	16.76%	13.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP International Capital Appreciation Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$34,433	VIP International Capital Appreciation Portfolio - Initial Class
$20,504	MSCI ACWI (All Country World Index) ex USA Index

Management's Discussion of Fund Performance

Market Recap:  International equities gained 7.98% in 2021, according to the MSCI ACWI (All Country World Index) ex USA Index, amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. In the first quarter, the index gained 3.54%, as the rollout of vaccines began in some countries and investors saw reason to be hopeful. The momentum continued in the second quarter, and the index advanced 5.53%. However, in September, sentiment turned broadly negative, with the index returning -3.18% due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. Stocks rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. Then in November, the index stalled, returning -4.50% amid the emergence of a new, more highly transmissible variant, omicron, and persistently higher inflation. In December, stocks rallied after studies suggested omicron resulted in fewer severe COVID-19 cases, and the index gained 4.14%. For the full year, Canada (+27%) led the way, followed by the U.K. (+18%) and Europe ex U.K. (+17%). On the other hand, emerging markets (-2%) and Japan (+2%) lagged most. By sector, energy (+27%) and financials (+17%) fared best, whereas communication services and consumer discretionary (-6% each) notably struggled.

Comments from Portfolio Manager Sammy Simnegar:  For the year ending December 31, 2021, the fund's share classes gained about 12%, outpacing the 7.98% increase in the benchmark MSCI All Country World ex USA Index (Net MA). From a regional standpoint, an underweighting in emerging markets, specifically China, along with a non-benchmark allocation to the U.S., contributed most to the fund's relative result in 2021. Among sectors, security selection in industrials and health care, especially within the pharmaceuticals, biotechnology & life sciences industry, particularly drove the fund’s outperformance. Further bolstering performance versus the benchmark was our positioning in the information technology sector, most notably in the semiconductors & semiconductor equipment group. Our top individual relative contributor was an out-of-benchmark stake in Nvidia (+125%). Also lifting performance was our overweighting in Kingspan Group, which rose about 70%. The fund's non-benchmark exposure to Accenture (+61%) helped as well. Conversely, stock picks in emerging markets and Europe ex U.K., especially Spain, pressured the fund's relative performance most this past year. By sector, key detractors from performance versus the benchmark were security selection and an underweighting in financials, particularly among banks. Investment choices and smaller-than-benchmark exposure to utilities stocks, in addition to security selection in communication services, also hurt the portfolio's relative performance. The biggest individual relative detractor was an outsized stake in Evolution (-30%), a position that was no longer held at the end of the period. Overweighted exposure to Tencent Holdings (-20%), a position we exited during the year, also hurt. Lastly, Iberdrola returned -25% in the portfolio and further hindered relative performance. This position was sold prior to the end of 2021. Notable changes in positioning this period include increases to equities in the U.K. and France. By sector, meaningful shifts in exposure include an uptick in health care and industrials companies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
United States of America*	14.9%
France	14.5%
Japan	8.3%
Canada	8.0%
United Kingdom	7.8%
Netherlands	7.6%
Switzerland	6.9%
India	6.8%
Ireland	5.0%
Other	20.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2021

% of fund's net assets
Stocks	97.3
Short-Term Investments and Net Other Assets (Liabilities)	2.7

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	2.9
Nestle SA (Reg. S) (Switzerland, Food Products)	2.7
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	2.4
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	2.1
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9
Diageo PLC (United Kingdom, Beverages)	1.7
Schneider Electric SA (France, Electrical Equipment)	1.7
Sony Group Corp. (Japan, Household Durables)	1.6
Atlas Copco AB (A Shares) (Sweden, Machinery)	1.6
Brookfield Asset Management, Inc. Class A (Canada, Capital Markets)	1.5
20.1

Top Market Sectors as of December 31, 2021

% of fund's net assets
Industrials	28.0
Information Technology	26.0
Health Care	12.1
Financials	8.8
Consumer Discretionary	8.6
Consumer Staples	5.7
Materials	5.4
Energy	1.5
Communication Services	1.2

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Bailiwick of Jersey - 2.7%
Experian PLC	175,612	$8,649,925
Ferguson PLC	55,600	9,876,048

TOTAL BAILIWICK OF JERSEY		18,525,973

Bermuda - 1.2%
IHS Markit Ltd.	60,760	8,076,219
Canada - 8.0%
Brookfield Asset Management, Inc. Class A	174,446	10,533,049
Canadian National Railway Co.	78,500	9,642,539
Canadian Pacific Railway Ltd.	128,600	9,249,400
Constellation Software, Inc.	5,050	9,369,577
Thomson Reuters Corp.	68,500	8,191,624
Waste Connections, Inc. (Canada)	58,010	7,906,181

TOTAL CANADA		54,892,370

Cayman Islands - 0.8%
Shenzhou International Group Holdings Ltd.	267,200	5,173,976
Denmark - 3.4%
DSV A/S	42,600	9,927,006
Novo Nordisk A/S Series B	117,300	13,175,825

TOTAL DENMARK		23,102,831

France - 14.5%
Air Liquide SA	54,670	9,534,687
Compagnie de St. Gobain	129,200	9,088,784
Dassault Systemes SA	149,300	8,860,262
EssilorLuxottica SA	46,560	9,911,554
Hermes International SCA	5,389	9,416,606
LVMH Moet Hennessy Louis Vuitton SE	17,741	14,661,764
Pernod Ricard SA	38,206	9,191,517
Sartorius Stedim Biotech	15,657	8,598,922
Schneider Electric SA	58,370	11,475,284
Teleperformance	19,876	8,886,093

TOTAL FRANCE		99,625,473

Germany - 3.6%
Brenntag SE	83,888	7,575,410
Infineon Technologies AG	181,300	8,346,775
Merck KGaA	33,420	8,597,541

TOTAL GERMANY		24,519,726

Hong Kong - 1.2%
Techtronic Industries Co. Ltd.	416,500	8,289,886
India - 6.8%
HDFC Bank Ltd.	431,150	8,518,348
Housing Development Finance Corp. Ltd.	266,400	9,250,467
Kotak Mahindra Bank Ltd. (a)	360,800	8,700,063
Reliance Industries Ltd.	329,700	10,482,226
Tata Consultancy Services Ltd.	190,500	9,560,933

TOTAL INDIA		46,512,037

Ireland - 5.0%
Accenture PLC Class A	21,800	9,037,190
ICON PLC (a)	25,950	8,036,715
Kingspan Group PLC (Ireland)	70,680	8,431,072
Linde PLC	25,340	8,778,536

TOTAL IRELAND		34,283,513

Japan - 8.3%
Hoya Corp.	53,700	7,987,542
Keyence Corp.	15,674	9,848,880
Recruit Holdings Co. Ltd.	157,260	9,570,171
Shin-Etsu Chemical Co. Ltd.	49,500	8,572,025
Sony Group Corp.	87,500	11,049,348
Tokyo Electron Ltd.	17,789	10,249,978

TOTAL JAPAN		57,277,944

Netherlands - 7.6%
Adyen BV (a)(b)	3,537	9,284,634
ASM International NV (Netherlands)	19,390	8,559,089
ASML Holding NV (Netherlands)	20,500	16,420,927
Ferrari NV	35,000	9,009,216
Wolters Kluwer NV	78,132	9,196,215

TOTAL NETHERLANDS		52,470,081

Sweden - 4.4%
ASSA ABLOY AB (B Shares)	312,300	9,519,210
Atlas Copco AB (A Shares)	158,850	10,976,669
Hexagon AB (B Shares)	600,300	9,509,082

TOTAL SWEDEN		30,004,961

Switzerland - 6.9%
Lonza Group AG	11,566	9,629,717
Nestle SA (Reg. S)	133,740	18,672,420
Partners Group Holding AG	5,385	8,889,609
Sika AG	25,205	10,475,637

TOTAL SWITZERLAND		47,667,383

Taiwan - 2.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	896,200	19,790,505
United Kingdom - 7.8%
Ashtead Group PLC	108,500	8,746,679
Atlassian Corp. PLC (a)	21,550	8,216,800
Diageo PLC	211,100	11,542,118
RELX PLC (London Stock Exchange)	299,600	9,781,020
Rentokil Initial PLC	1,183,700	9,369,872
St. James's Place PLC	259,966	5,940,805

TOTAL UNITED KINGDOM		53,597,294

United States of America - 12.2%
Adobe, Inc. (a)	13,444	7,623,555
Alphabet, Inc. Class A (a)	2,856	8,273,946
Danaher Corp.	27,850	9,162,929
Microsoft Corp.	25,900	8,710,688
Moody's Corp.	21,250	8,299,825
NICE Systems Ltd. sponsored ADR (a)	28,700	8,713,320
NVIDIA Corp.	25,872	7,609,214
SolarEdge Technologies, Inc. (a)	28,860	8,097,250
Thermo Fisher Scientific, Inc.	13,024	8,690,134
Zoetis, Inc. Class A	35,060	8,555,692

TOTAL UNITED STATES OF AMERICA		83,736,553

TOTAL COMMON STOCKS
(Cost $481,445,349)		667,546,725

Money Market Funds - 11.4%
Fidelity Cash Central Fund 0.08% (c)
(Cost $78,082,043)	78,066,430	78,082,043
TOTAL INVESTMENT IN SECURITIES - 108.7%
(Cost $559,527,392)		745,628,768
NET OTHER ASSETS (LIABILITIES) - (8.7)%		(59,651,871)
NET ASSETS - 100%		$685,976,897

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $9,284,634 or 1.4% of net assets.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$11,311,957	$356,869,740	$290,099,542	$3,972	$(112)	$--	$78,082,043	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	3,400,900	29,560,627	32,961,527	4,032	--	--	--	0.0%
Total	$14,712,857	$386,430,367	$ 323,061,069	$8,004	$(112)	$--	$78,082,043

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$8,273,946	$8,273,946	$--	$--
Consumer Discretionary	59,222,464	--	59,222,464	--
Consumer Staples	39,406,055	--	39,406,055	--
Energy	10,482,226	10,482,226	--	--
Financials	60,132,166	36,783,404	23,348,762	--
Health Care	82,435,017	42,433,012	40,002,005	--
Industrials	192,425,307	51,355,849	141,069,458	--
Information Technology	177,808,659	97,037,385	80,771,274	--
Materials	37,360,885	17,350,561	20,010,324	--
Money Market Funds	78,082,043	78,082,043	--	--
Total Investments in Securities:	$745,628,768	$341,798,426	$403,830,342	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $481,445,349)	$667,546,725
Fidelity Central Funds (cost $78,082,043)	78,082,043
Total Investment in Securities (cost $559,527,392)		$745,628,768
Foreign currency held at value (cost $29,933)		30,159
Receivable for investments sold		239,910
Receivable for fund shares sold		22,415
Dividends receivable		96,970
Reclaims receivable		589,352
Distributions receivable from Fidelity Central Funds		830
Prepaid expenses		559
Other receivables		133,728
Total assets		746,742,691
Liabilities
Payable for investments purchased	$59,394,235
Payable for fund shares redeemed	539,241
Accrued management fee	337,534
Distribution and service plan fees payable	13,846
Other affiliated payables	83,923
Other payables and accrued expenses	397,015
Total liabilities		60,765,794
Net Assets		$685,976,897
Net Assets consist of:
Paid in capital		$468,691,773
Total accumulated earnings (loss)		217,285,124
Net Assets		$685,976,897
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($185,776,713 ÷ 7,624,036 shares)		$24.37
Service Class:
Net Asset Value, offering price and redemption price per share ($5,064,099 ÷ 208,542 shares)		$24.28
Service Class 2:
Net Asset Value, offering price and redemption price per share ($68,271,346 ÷ 2,832,050 shares)		$24.11
Investor Class:
Net Asset Value, offering price and redemption price per share ($426,864,739 ÷ 17,673,735 shares)		$24.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$5,885,323
Non-Cash dividends		328,528
Income from Fidelity Central Funds (including $4,032 from security lending)		8,004
Income before foreign taxes withheld		6,221,855
Less foreign taxes withheld		(826,056)
Total income		5,395,799
Expenses
Management fee	$4,038,347
Transfer agent fees	686,041
Distribution and service plan fees	140,790
Accounting fees	299,765
Custodian fees and expenses	119,394
Independent trustees' fees and expenses	2,088
Audit	83,567
Legal	4,385
Interest	1,714
Miscellaneous	2,609
Total expenses before reductions	5,378,700
Expense reductions	(9,197)
Total expenses after reductions		5,369,503
Net investment income (loss)		26,296
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $5,311)	53,412,472
Fidelity Central Funds	(112)
Foreign currency transactions	(141,114)
Total net realized gain (loss)		53,271,246
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $110,232)	13,633,835
Assets and liabilities in foreign currencies	(17,194)
Total change in net unrealized appreciation (depreciation)		13,616,641
Net gain (loss)		66,887,887
Net increase (decrease) in net assets resulting from operations		$66,914,183

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$26,296	$1,677,974
Net realized gain (loss)	53,271,246	13,993,237
Change in net unrealized appreciation (depreciation)	13,616,641	75,574,477
Net increase (decrease) in net assets resulting from operations	66,914,183	91,245,688
Distributions to shareholders	(35,601,116)	(22,905,349)
Share transactions - net increase (decrease)	68,701,190	(64,519,839)
Total increase (decrease) in net assets	100,014,257	3,820,500
Net Assets
Beginning of period	585,962,640	582,142,140
End of period	$685,976,897	$585,962,640

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP International Capital Appreciation Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$23.03	$19.50	$14.82	$17.39	$12.80
Income from Investment Operations
Net investment income (loss)A	.02	.08	.14B	.12	.09
Net realized and unrealized gain (loss)	2.75	4.13	4.79	(2.31)	4.57
Total from investment operations	2.77	4.21	4.93	(2.19)	4.66
Distributions from net investment income	–	(.06)	(.09)C	(.12)	(.07)
Distributions from net realized gain	(1.43)	(.61)	(.16)C	(.26)	–
Total distributions	(1.43)	(.68)D	(.25)	(.38)	(.07)
Net asset value, end of period	$24.37	$23.03	$19.50	$14.82	$17.39
Total ReturnE,F	12.39%	22.18%	33.33%	(12.75)%	36.45%
Ratios to Average Net AssetsG,H
Expenses before reductions	.82%	.85%	.86%	.89%	.92%
Expenses net of fee waivers, if any	.82%	.85%	.86%	.89%	.92%
Expenses net of all reductions	.82%	.80%	.84%	.85%	.89%
Net investment income (loss)	.08%	.39%	.78%B	.69%	.57%
Supplemental Data
Net assets, end of period (000 omitted)	$185,777	$162,289	$235,985	$20,921	$28,572
Portfolio turnover rateI	147%	158%	137%	184%	153%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .46%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.97	$19.46	$14.79	$17.36	$12.78
Income from Investment Operations
Net investment income (loss)A	–B	.06	.12C	.10	.07
Net realized and unrealized gain (loss)	2.73	4.12	4.78	(2.30)	4.57
Total from investment operations	2.73	4.18	4.90	(2.20)	4.64
Distributions from net investment income	–	(.06)	(.07)D	(.11)	(.06)
Distributions from net realized gain	(1.42)	(.61)	(.16)D	(.26)	–
Total distributions	(1.42)	(.67)	(.23)	(.37)	(.06)
Net asset value, end of period	$24.28	$22.97	$19.46	$14.79	$17.36
Total ReturnE,F	12.21%	22.11%	33.15%	(12.85)%	36.35%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.94%	.96%	.99%	1.02%
Expenses net of fee waivers, if any	.92%	.94%	.96%	.99%	1.02%
Expenses net of all reductions	.92%	.90%	.94%	.95%	.99%
Net investment income (loss)	(.02)%	.30%	.68%C	.59%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$5,064	$3,298	$739	$503	$236
Portfolio turnover rateI	147%	158%	137%	184%	153%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .36%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.81	$19.33	$14.70	$17.26	$12.72
Income from Investment Operations
Net investment income (loss)A	(.04)	.03	.09B	.07	.05
Net realized and unrealized gain (loss)	2.73	4.09	4.75	(2.28)	4.54
Total from investment operations	2.69	4.12	4.84	(2.21)	4.59
Distributions from net investment income	–	(.03)	(.04)C	(.09)	(.05)
Distributions from net realized gain	(1.39)	(.61)	(.16)C	(.26)	–
Total distributions	(1.39)	(.64)	(.21)D	(.35)	(.05)
Net asset value, end of period	$24.11	$22.81	$19.33	$14.70	$17.26
Total ReturnE,F	12.11%	21.91%	32.93%	(12.98)%	36.09%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.07%	1.09%	1.11%	1.14%	1.17%
Expenses net of fee waivers, if any	1.07%	1.09%	1.11%	1.14%	1.17%
Expenses net of all reductions	1.07%	1.05%	1.09%	1.10%	1.14%
Net investment income (loss)	(.17)%	.15%	.53%B	.44%	.32%
Supplemental Data
Net assets, end of period (000 omitted)	$68,271	$41,512	$25,986	$17,134	$12,533
Portfolio turnover rateI	147%	158%	137%	184%	153%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .21%.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Capital Appreciation Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$22.85	$19.35	$14.71	$17.26	$12.71
Income from Investment Operations
Net investment income (loss)A	–B	.06	.12C	.10	.08
Net realized and unrealized gain (loss)	2.72	4.10	4.75	(2.28)	4.54
Total from investment operations	2.72	4.16	4.87	(2.18)	4.62
Distributions from net investment income	–	(.05)	(.07)D	(.11)	(.07)
Distributions from net realized gain	(1.42)	(.61)	(.16)D	(.26)	–
Total distributions	(1.42)	(.66)	(.23)	(.37)	(.07)
Net asset value, end of period	$24.15	$22.85	$19.35	$14.71	$17.26
Total ReturnE,F	12.24%	22.14%	33.16%	(12.80)%	36.33%
Ratios to Average Net AssetsG,H
Expenses before reductions	.90%	.92%	.94%	.97%	1.00%
Expenses net of fee waivers, if any	.90%	.92%	.94%	.97%	1.00%
Expenses net of all reductions	.90%	.88%	.92%	.93%	.97%
Net investment income (loss)	- %I	.32%	.70%C	.61%	.49%
Supplemental Data
Net assets, end of period (000 omitted)	$426,865	$378,864	$319,432	$240,661	$286,191
Portfolio turnover rateJ	147%	158%	137%	184%	153%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .38%.

 D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount represents less than .005%.

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP International Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in reclaims receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$188,950,921
Gross unrealized depreciation	(4,328,817)
Net unrealized appreciation (depreciation)	$184,622,104
Tax Cost	$561,006,664

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$41,313,284
Net unrealized appreciation (depreciation) on securities and other investments	$184,618,272

The Fund intends to elect to defer to its next fiscal year $8,352,905 of capital losses recognized during the period November 1,2021 to December 31,2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$19,311,101	$ 2,310,726
Long-term Capital Gains	16,290,015	20,594,623
Total	$35,601,116	$ 22,905,349

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP International Capital Appreciation Portfolio	897,387,073	870,442,093

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .68% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$4,706
Service Class 2	136,084
$140,790

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$82,324.06
Service Class	2,961.06
Service Class 2	34,073.06
Investor Class	566,683.14
	$686,041

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP International Capital Appreciation Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP International Capital Appreciation Portfolio	$2,564

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP International Capital Appreciation Portfolio	Borrower	$27,044,500.29%		$1,714

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP International Capital Appreciation Portfolio	34,760,196	34,464,272	624,897

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP International Capital Appreciation Portfolio	78,444

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP International Capital Appreciation Portfolio	$1,061

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP International Capital Appreciation Portfolio	$420	$–	$–

8. Expense Reductions.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $9,197.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP International Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$7,944,073	$10,959,512
Service Class	259,844	30,662
Service Class 2	3,152,768	870,743
Investor Class	24,244,431	11,044,432
Total	$35,601,116	$22,905,349

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP International Capital Appreciation Portfolio
Initial Class
Shares sold	3,300,193	5,538,612	$80,402,622	$110,616,163
Reinvestment of distributions	339,463	563,120	7,944,073	10,959,512
Shares redeemed	(3,061,007)	(11,159,510)	(70,562,404)	(205,269,702)
Net increase (decrease)	578,649	(5,057,778)	$17,784,291	$(83,694,027)
Service Class
Shares sold	78,401	116,500	$1,806,994	$2,322,828
Reinvestment of distributions	10,790	1,348	252,265	27,061
Shares redeemed	(24,248)	(12,240)	(575,552)	(248,765)
Net increase (decrease)	64,943	105,608	$1,483,707	$2,101,124
Service Class 2
Shares sold	1,253,378	979,178	$29,603,200	$19,037,415
Reinvestment of distributions	135,884	45,038	3,152,768	870,743
Shares redeemed	(376,802)	(548,785)	(8,861,375)	(10,288,458)
Net increase (decrease)	1,012,460	475,431	$23,894,593	$9,619,700
Investor Class
Shares sold	1,657,885	1,981,361	$38,720,039	$40,356,311
Reinvestment of distributions	1,043,791	569,420	24,244,431	11,044,432
Shares redeemed	(1,610,790)	(2,476,898)	(37,425,871)	(43,947,379)
Net increase (decrease)	1,090,886	73,883	$25,538,599	$7,453,364

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP: International Capital Appreciation Portfolio	66%	1	22%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP International Capital Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP International Capital Appreciation Portfolio (one of the funds constituting Variable Insurance Products Fund II, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP International Capital Appreciation Portfolio
Initial Class	.81%
Actual		$1,000.00	$1,059.10	$4.20
Hypothetical-C		$1,000.00	$1,021.12	$4.13
Service Class	.92%
Actual		$1,000.00	$1,058.10	$4.77
Hypothetical-C		$1,000.00	$1,020.57	$4.69
Service Class 2	1.07%
Actual		$1,000.00	$1,057.70	$5.55
Hypothetical-C		$1,000.00	$1,019.81	$5.45
Investor Class	.89%
Actual		$1,000.00	$1,058.60	$4.62
Hypothetical-C		$1,000.00	$1,020.72	$4.53

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP International Capital Appreciation Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP International Capital Appreciation Portfolio
Initial Class	02/04/22	02/04/22	$1.451
Service Class	02/04/22	02/04/22	$1.451
Service Class 2	02/04/22	02/04/22	$1.451
Investor Class	02/04/22	02/04/22	$1.451

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $41,600,262, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 1% of the dividends distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Capital Appreciation Portfolio
Initial Class	12/01/2021	$0.2403	$0.0348
Service Class	12/01/2021	$0.2353	$0.0348
Service Class 2	12/01/2021	$0.2268	$0.0348
Investor Class	12/01/2021	$0.2361	$0.0348

VIPCAP-ANN-0322
1.811843.117

Fidelity® Variable Insurance Products:

Contrafund® Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	27.83%	20.17%	16.64%
Service Class	27.71%	20.05%	16.52%
Service Class 2	27.51%	19.87%	16.35%
Investor Class	27.74%	20.08%	16.55%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund℠ Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$46,617	VIP Contrafund℠ Portfolio - Initial Class
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from Co-Managers William Danoff and Jean Park:  For the year ending December 31, 2021, the fund's share classes gained about 28%, underperforming the 28.71% result of the benchmark S&P 500® index. Versus the benchmark, security selection was the primary detractor, especially in the consumer discretionary sector. Also hurting our result was an underweighting in energy and real estate. The biggest individual relative detractor was an overweight position in Amazon.com (+2%). Amazon.com was among our biggest holdings. Another notable relative detractor was an out-of-benchmark stake in Okta (-13%). We reduced our position in the company the past 12 months. Another notable relative detractor was our lighter-than-benchmark stake in Tesla (+50%). Conversely, the top contributors to performance versus the benchmark were stock picks and an overweighting in the information technology sector, especially within the semiconductors & semiconductor equipment industry. Stock picks and an underweighting in consumer staples and stock selection in communication services also lifted the fund's relative performance. The biggest individual relative contributor was an overweight position in Nvidia (+125%). Nvidia was among the fund's largest holdings. Also helping performance was our overweighting in Alphabet, which gained 65%. Alphabet was among our biggest holdings. Another notable relative contributor was an outsized stake in Microsoft (+52%), which was the fund's largest holding. Notable changes in positioning include increased exposure to the financials sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Microsoft Corp.	8.5
Alphabet, Inc. Class C	6.6
Apple, Inc.	5.6
Amazon.com, Inc.	5.0
Meta Platforms, Inc. Class A	4.9
NVIDIA Corp.	3.8
UnitedHealth Group, Inc.	3.3
Berkshire Hathaway, Inc. Class B	2.9
Salesforce.com, Inc.	1.9
Netflix, Inc.	1.7
44.2

Top Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	35.9
Communication Services	14.0
Health Care	13.4
Financials	12.1
Consumer Discretionary	12.1
Industrials	4.4
Consumer Staples	3.4
Materials	1.9
Utilities	0.5
Real Estate	0.4

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks	98.5%
Short-Term Investments and Net Other Assets (Liabilities)	1.5%

 * Foreign investments - 6.8%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
COMMUNICATION SERVICES - 14.0%
Entertainment - 2.2%
Activision Blizzard, Inc.	869,500	$57,847,835
Live Nation Entertainment, Inc. (a)	12,300	1,472,187
Netflix, Inc. (a)	700,799	422,189,350
Roblox Corp. (a)	75,900	7,829,844
Spotify Technology SA (a)	6,500	1,521,195
The Walt Disney Co. (a)	307,458	47,622,170
Universal Music Group NV	564,800	15,961,861
Warner Music Group Corp. Class A	123,500	5,332,730
		559,777,172
Interactive Media & Services - 11.7%
Alphabet, Inc.:
Class A (a)	7,200	20,858,688
Class C (a)	567,267	1,641,438,119
Bumble, Inc. (b)	203,400	6,887,124
Meta Platforms, Inc. Class A (a)	3,599,013	1,210,528,023
Snap, Inc. Class A (a)	462,800	21,765,484
Zoominfo Technologies, Inc. (a)	145,800	9,360,360
		2,910,837,798
Media - 0.1%
Charter Communications, Inc. Class A (a)	1,152	751,069
Liberty Media Corp. Liberty Formula One Group Series C (a)	252,400	15,961,776
		16,712,845
Wireless Telecommunication Services - 0.0%
T-Mobile U.S., Inc. (a)	63,426	7,356,147

TOTAL COMMUNICATION SERVICES		3,494,683,962

CONSUMER DISCRETIONARY - 12.0%
Automobiles - 0.6%
BYD Co. Ltd. (H Shares)	41,500	1,403,711
General Motors Co. (a)	871,000	51,066,730
Hyundai Motor Co.	128,600	22,607,898
Li Auto, Inc. ADR (a)	45,500	1,460,550
Rad Power Bikes, Inc. (c)(d)	401,674	3,849,563
Rivian Automotive, Inc.	61,912	5,777,690
Tesla, Inc. (a)	7,000	7,397,460
Toyota Motor Corp.	2,551,800	47,163,880
XPeng, Inc. Class A	523,267	12,459,895
		153,187,377
Distributors - 0.3%
LKQ Corp.	517,147	31,044,334
Pool Corp.	67,900	38,431,400
		69,475,734
Diversified Consumer Services - 0.0%
Duolingo, Inc. (a)(b)	15,202	1,613,084
Hotels, Restaurants & Leisure - 0.4%
Airbnb, Inc. Class A	340,000	56,606,600
Chipotle Mexican Grill, Inc. (a)	14,385	25,148,576
Churchill Downs, Inc.	6,300	1,517,670
Dutch Bros, Inc.	27,700	1,410,207
Hilton Worldwide Holdings, Inc. (a)	104,700	16,332,153
		101,015,206
Household Durables - 0.8%
D.R. Horton, Inc.	442,891	48,031,529
Garmin Ltd.	43,746	5,956,893
Lennar Corp. Class A	313,302	36,393,160
Mohawk Industries, Inc. (a)	63,100	11,495,558
NVR, Inc. (a)	3,400	20,090,158
Sony Group Corp.	36,900	4,659,668
Taylor Morrison Home Corp. (a)	13,500	471,960
Tempur Sealy International, Inc.	1,347,100	63,354,113
		190,453,039
Internet & Direct Marketing Retail - 5.9%
Amazon.com, Inc. (a)	375,902	1,253,385,075
Cazoo Group Ltd.	672,093	3,850,085
Coupang, Inc. Class A (a)(b)	1,149,528	33,773,133
Deliveroo PLC Class A (a)(e)	1,290,300	3,683,338
Delivery Hero AG (a)(e)	11,200	1,239,734
Doordash, Inc.	106,075	15,794,568
eBay, Inc.	2,011,900	133,791,350
Etsy, Inc. (a)	59,400	13,005,036
Wayfair LLC Class A (a)	38,400	7,294,848
Zomato Ltd. (a)(c)	3,953,000	6,198,089
		1,472,015,256
Leisure Products - 0.0%
Thule Group AB (e)	55,400	3,345,741
Multiline Retail - 0.4%
Dollar General Corp.	350,000	82,540,500
Dollar Tree, Inc. (a)	34,600	4,861,992
		87,402,492
Specialty Retail - 2.9%
Academy Sports & Outdoors, Inc. (a)	458,953	20,148,037
AutoZone, Inc. (a)	10,700	22,431,373
Dick's Sporting Goods, Inc.	180,329	20,736,032
Fanatics, Inc. Class A (c)(d)	232,280	15,757,875
JD Sports Fashion PLC	1,103,000	3,252,201
Lowe's Companies, Inc.	405,000	104,684,400
National Vision Holdings, Inc. (a)	138,700	6,656,213
O'Reilly Automotive, Inc. (a)	39,900	28,178,577
The Home Depot, Inc.	966,960	401,298,070
TJX Companies, Inc.	664,654	50,460,532
Tractor Supply Co.	46,000	10,975,600
Warby Parker, Inc. (a)	25,400	1,182,624
Williams-Sonoma, Inc.	189,200	31,999,396
		717,760,930
Textiles, Apparel & Luxury Goods - 0.7%
Allbirds, Inc. Class B	306,000	4,153,032
Deckers Outdoor Corp. (a)	40,459	14,820,536
Dr. Martens Ltd.	1,921,300	11,174,755
LVMH Moet Hennessy Louis Vuitton SE	4,124	3,408,213
NIKE, Inc. Class B	848,830	141,474,496
On Holding AG	97,500	3,686,475
Under Armour, Inc. Class A (sub. vtg.) (a)	56,200	1,190,878
		179,908,385

TOTAL CONSUMER DISCRETIONARY		2,976,177,244

CONSUMER STAPLES - 3.4%
Beverages - 0.2%
Anheuser-Busch InBev SA NV	73,200	4,413,226
Constellation Brands, Inc. Class A (sub. vtg.)	6,400	1,606,208
Diageo PLC	417,994	22,854,268
PepsiCo, Inc.	114,570	19,901,955
The Coca-Cola Co.	68,500	4,055,885
		52,831,542
Food & Staples Retailing - 1.6%
Costco Wholesale Corp.	662,001	375,817,968
Walmart, Inc.	154,400	22,340,136
		398,158,104
Food Products - 0.0%
The Vita Coco Co., Inc. (b)	72,100	805,357
Household Products - 0.6%
Procter & Gamble Co.	838,500	137,161,830
Personal Products - 1.0%
Estee Lauder Companies, Inc. Class A	669,109	247,704,152
L'Oreal SA (a)	19,100	9,107,126
Olaplex Holdings, Inc.	119,500	3,481,035
		260,292,313

TOTAL CONSUMER STAPLES		849,249,146

ENERGY - 0.4%
Oil, Gas & Consumable Fuels - 0.4%
Canadian Natural Resources Ltd.	390,900	16,517,337
Cheniere Energy, Inc.	73,000	7,403,660
ConocoPhillips Co.	57,200	4,128,696
Diamondback Energy, Inc.	40,000	4,314,000
EOG Resources, Inc.	47,400	4,210,542
Hess Corp.	52,456	3,883,318
PDC Energy, Inc.	465,884	22,725,822
Pioneer Natural Resources Co.	22,600	4,110,488
Reliance Industries Ltd.	947,181	30,113,937
		97,407,800
FINANCIALS - 12.1%
Banks - 3.0%
Bank of America Corp.	5,183,147	230,598,210
JPMorgan Chase & Co.	2,240,239	354,741,846
Kotak Mahindra Bank Ltd. (a)	139,800	3,371,033
Nu Holdings Ltd. (b)	464,800	4,359,824
Royal Bank of Canada	642,600	68,199,573
Starling Bank Ltd. Series D (a)(c)(d)	2,287,995	4,008,493
SVB Financial Group (a)	15,500	10,512,720
The Toronto-Dominion Bank	804,600	61,686,318
Wells Fargo & Co.	532,900	25,568,542
		763,046,559
Capital Markets - 4.2%
Ameriprise Financial, Inc.	99,000	29,864,340
BlackRock, Inc. Class A	119,100	109,043,196
Brookfield Asset Management, Inc. (Canada) Class A	437,400	26,414,472
Charles Schwab Corp.	466,600	39,241,060
CME Group, Inc.	13,000	2,969,980
Coinbase Global, Inc. (a)	38,200	9,640,534
Goldman Sachs Group, Inc.	265,500	101,567,025
Intercontinental Exchange, Inc.	54,600	7,467,642
Moody's Corp.	192,710	75,268,672
Morgan Stanley	2,722,200	267,211,152
MSCI, Inc.	315,528	193,320,850
NASDAQ, Inc.	14,400	3,024,144
Nordnet AB	277,500	5,323,791
Raymond James Financial, Inc.	302,300	30,350,920
S&P Global, Inc.	311,000	146,770,230
		1,047,478,008
Consumer Finance - 1.0%
American Express Co.	71,500	11,697,400
Capital One Financial Corp.	1,116,000	161,920,440
Discover Financial Services	445,000	51,424,200
Synchrony Financial	459,300	21,306,927
		246,348,967
Diversified Financial Services - 2.9%
Berkshire Hathaway, Inc. Class B (a)	2,380,188	711,676,212
P3 Health Partners, Inc. (c)	267,397	1,788,351
		713,464,563
Insurance - 1.0%
Admiral Group PLC	711,631	30,460,984
American International Group, Inc.	702,611	39,950,461
Aon PLC	4,500	1,352,520
Arthur J. Gallagher & Co.	80,600	13,675,402
Brookfield Asset Management Reinsurance Partners Ltd.	2,671	167,741
Chubb Ltd.	336,200	64,990,822
Fairfax Financial Holdings Ltd. (sub. vtg.)	8,100	3,984,461
Hartford Financial Services Group, Inc.	167,400	11,557,296
Intact Financial Corp.	80,400	10,450,506
Marsh & McLennan Companies, Inc.	35,400	6,153,228
Progressive Corp.	334,600	34,346,690
The Travelers Companies, Inc.	199,800	31,254,714
		248,344,825

TOTAL FINANCIALS		3,018,682,922

HEALTH CARE - 13.4%
Biotechnology - 1.6%
AbbVie, Inc.	532,707	72,128,528
Alnylam Pharmaceuticals, Inc. (a)	29,900	5,070,442
Genmab A/S (a)	25,900	10,338,065
Horizon Therapeutics PLC (a)	486,600	52,436,016
Idorsia Ltd. (a)	309,853	6,314,427
Intellia Therapeutics, Inc. (a)	89,223	10,549,728
Regeneron Pharmaceuticals, Inc. (a)	325,325	205,449,244
Vertex Pharmaceuticals, Inc. (a)	78,700	17,282,520
Zai Lab Ltd. (a)	54,517	3,475,983
		383,044,953
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	215,471	30,325,389
Alcon, Inc.	17,300	1,507,176
Align Technology, Inc. (a)	29,700	19,518,246
DexCom, Inc. (a)	69,842	37,501,662
Edwards Lifesciences Corp. (a)	965,828	125,123,017
Envista Holdings Corp. (a)	171,053	7,707,648
IDEXX Laboratories, Inc. (a)	23,263	15,317,755
Intuitive Surgical, Inc. (a)	576,760	207,229,868
ResMed, Inc.	159,000	41,416,320
Sonova Holding AG	38,205	14,930,404
		500,577,485
Health Care Providers & Services - 4.3%
AmerisourceBergen Corp.	72,100	9,581,369
Anthem, Inc.	13,400	6,211,436
Cano Health, Inc. (a)	377,690	3,365,218
CVS Health Corp.	28,900	2,981,324
dentalcorp Holdings Ltd. (a)	337,000	4,334,551
Guardant Health, Inc. (a)	20,200	2,020,404
HCA Holdings, Inc.	392,867	100,935,390
Humana, Inc.	12,800	5,937,408
Laboratory Corp. of America Holdings (a)	202,600	63,658,946
McKesson Corp.	13,100	3,256,267
Molina Healthcare, Inc. (a)	5,200	1,654,016
Option Care Health, Inc. (a)	327,300	9,308,412
Tenet Healthcare Corp. (a)	373,000	30,470,370
UnitedHealth Group, Inc.	1,618,840	812,884,318
		1,056,599,429
Health Care Technology - 0.0%
Doximity, Inc.	56,900	2,852,397
Inspire Medical Systems, Inc. (a)	6,300	1,449,378
		4,301,775
Life Sciences Tools & Services - 3.4%
Bio-Rad Laboratories, Inc. Class A (a)	28,436	21,485,389
Charles River Laboratories International, Inc. (a)	163,500	61,603,530
Danaher Corp.	1,145,663	376,934,584
Eurofins Scientific SA	130,330	16,146,796
ICON PLC (a)	4,900	1,517,530
IQVIA Holdings, Inc. (a)	97,726	27,572,414
Maravai LifeSciences Holdings, Inc. (a)	518,292	21,716,435
Mettler-Toledo International, Inc. (a)	9,400	15,953,774
Sartorius Stedim Biotech	21,000	11,533,331
Thermo Fisher Scientific, Inc.	310,568	207,223,392
Veterinary Emergency Group LLC Class A (c)(d)(f)	113,742	3,656,146
Waters Corp. (a)	154,936	57,729,154
West Pharmaceutical Services, Inc.	68,500	32,127,185
WuXi AppTec Co. Ltd. (H Shares) (e)	42,080	728,537
		855,928,197
Pharmaceuticals - 2.1%
Asymchem Laboratories Tianjin Co. Ltd. (H Shares) (e)	106,116	4,354,845
Eli Lilly & Co.	842,334	232,669,497
Intra-Cellular Therapies, Inc. (a)	30,200	1,580,668
Merck & Co., Inc.	1,558,200	119,420,448
Nuvation Bio, Inc. (a)	226,385	1,924,273
Pfizer, Inc.	141,600	8,361,480
Roche Holding AG (participation certificate)	30,030	12,458,283
Royalty Pharma PLC	501,361	19,979,236
UCB SA	52,800	6,025,855
Zoetis, Inc. Class A	485,396	118,451,186
		525,225,771

TOTAL HEALTH CARE		3,325,677,610

INDUSTRIALS - 4.3%
Aerospace & Defense - 0.1%
Northrop Grumman Corp.	44,100	17,069,787
Space Exploration Technologies Corp. Class A (a)(c)(d)	8,200	4,592,000
		21,661,787
Air Freight & Logistics - 0.6%
Expeditors International of Washington, Inc.	54,400	7,305,376
United Parcel Service, Inc. Class B	702,400	150,552,416
Zipline International, Inc. (c)(d)	50,479	1,817,244
		159,675,036
Airlines - 0.2%
Joby Aviation, Inc. (c)	136,490	996,377
Southwest Airlines Co. (a)	840,000	35,985,600
		36,981,977
Building Products - 1.3%
Builders FirstSource, Inc. (a)	425,000	36,426,750
Carrier Global Corp.	1,159,300	62,880,432
Fortune Brands Home & Security, Inc.	909,440	97,219,136
Toto Ltd.	697,800	32,090,429
Trane Technologies PLC	470,375	95,029,861
		323,646,608
Commercial Services & Supplies - 0.2%
Aurora Innovation, Inc. (a)	163,789	1,844,264
Cintas Corp.	61,225	27,133,083
Clean TeQ Water Pty Ltd. (a)	3,117	1,587
Copart, Inc. (a)	118,300	17,936,646
GFL Environmental, Inc.	182,900	6,922,765
		53,838,345
Construction & Engineering - 0.1%
Quanta Services, Inc.	129,892	14,893,417
Electrical Equipment - 0.1%
AMETEK, Inc.	80,000	11,763,200
Rockwell Automation, Inc.	31,400	10,953,890
		22,717,090
Industrial Conglomerates - 0.6%
General Electric Co.	868,777	82,073,363
Roper Technologies, Inc.	122,000	60,006,920
		142,080,283
Machinery - 0.6%
AutoStore Holdings Ltd.	330,300	1,299,434
Cummins, Inc.	70,400	15,357,056
Deere & Co.	32,400	11,109,636
Fortive Corp.	38,600	2,944,794
Ingersoll Rand, Inc.	286,600	17,731,942
Nordson Corp.	6,100	1,557,147
Otis Worldwide Corp.	1,086,296	94,583,793
		144,583,802
Professional Services - 0.1%
Equifax, Inc.	87,100	25,502,009
Thomson Reuters Corp.	77,900	9,315,730
		34,817,739
Road & Rail - 0.4%
Canadian Pacific Railway Ltd. (b)	313,600	22,555,301
J.B. Hunt Transport Services, Inc.	77,100	15,759,240
Old Dominion Freight Lines, Inc.	197,500	70,780,050
		109,094,591
Trading Companies & Distributors - 0.0%
Ferguson PLC	45,800	8,135,306

TOTAL INDUSTRIALS		1,072,125,981

INFORMATION TECHNOLOGY - 35.8%
Communications Equipment - 0.0%
Arista Networks, Inc. (a)	90,000	12,937,500
Electronic Equipment & Components - 1.2%
Amphenol Corp. Class A	2,129,296	186,228,228
CDW Corp.	76,300	15,624,714
Keysight Technologies, Inc. (a)	203,900	42,107,389
Samsung SDI Co. Ltd.	9,192	5,064,356
Zebra Technologies Corp. Class A (a)	66,130	39,360,576
		288,385,263
IT Services - 4.1%
Accenture PLC Class A	695,697	288,401,191
Adyen BV (a)(e)	24,921	65,417,690
Affirm Holdings, Inc.	64,700	6,506,232
Cloudflare, Inc. (a)	513,800	67,564,700
Digitalocean Holdings, Inc. (a)	15,200	1,221,016
Endava PLC ADR (a)	2,100	352,632
EPAM Systems, Inc. (a)	81,300	54,344,985
Fidelity National Information Services, Inc.	256,900	28,040,635
MasterCard, Inc. Class A	367,140	131,920,745
MongoDB, Inc. Class A (a)	97,750	51,743,963
Okta, Inc. (a)	94,773	21,245,263
PayPal Holdings, Inc. (a)	385,171	72,635,547
Shopify, Inc. Class A (a)	62,500	86,055,279
Snowflake Computing, Inc. (a)	47,178	15,981,548
Thoughtworks Holding, Inc.	33,800	906,178
Visa, Inc. Class A	606,800	131,499,628
		1,023,837,232
Semiconductors & Semiconductor Equipment - 9.5%
Advanced Micro Devices, Inc. (a)	1,273,939	183,319,822
Analog Devices, Inc.	370,939	65,199,948
Applied Materials, Inc.	218,400	34,367,424
ASML Holding NV	117,499	93,545,654
Broadcom, Inc.	216,385	143,984,743
Enphase Energy, Inc. (a)	20,500	3,750,270
KLA Corp.	258,908	111,358,920
Lam Research Corp.	291,551	209,668,902
Lattice Semiconductor Corp. (a)	142,400	10,973,344
Marvell Technology, Inc.	1,409,231	123,293,620
Monolithic Power Systems, Inc.	6,550	3,231,312
NVIDIA Corp.	3,245,540	954,545,769
NXP Semiconductors NV	6,400	1,457,792
ON Semiconductor Corp. (a)	330,900	22,474,728
Qorvo, Inc. (a)	198,409	31,029,184
Qualcomm, Inc.	1,221,917	223,451,962
Semtech Corp. (a)	213,789	19,012,256
Silergy Corp.	11,000	1,994,407
SiTime Corp. (a)	7,600	2,223,304
Skyworks Solutions, Inc.	44,000	6,826,160
Synaptics, Inc. (a)	270,774	78,391,781
Teradyne, Inc.	19,900	3,254,247
Texas Instruments, Inc.	171,900	32,397,993
		2,359,753,542
Software - 15.3%
Adobe, Inc. (a)	598,653	339,472,170
ANSYS, Inc. (a)	19,000	7,621,280
Atlassian Corp. PLC (a)	587,048	223,835,532
Bill.Com Holdings, Inc. (a)	15,800	3,936,570
Cadence Design Systems, Inc. (a)	433,011	80,691,600
Ceridian HCM Holding, Inc. (a)	12,300	1,284,858
Confluent, Inc.	19,100	1,456,184
Crowdstrike Holdings, Inc. (a)	12,400	2,538,900
Datadog, Inc. Class A (a)	164,000	29,210,040
Dropbox, Inc. Class A (a)	41,206	1,011,195
Dynatrace, Inc. (a)	316,090	19,076,032
Epic Games, Inc. (a)(c)(d)	18,849	17,130,348
Fortinet, Inc. (a)	338,200	121,549,080
HubSpot, Inc. (a)	22,900	15,094,535
Informatica, Inc.	49,700	1,837,906
Intuit, Inc.	241,232	155,165,247
KnowBe4, Inc. (a)	275,200	6,313,088
Microsoft Corp.	6,261,613	2,105,905,676
Monday.com Ltd. (b)	16,448	5,077,827
Palo Alto Networks, Inc. (a)	9,300	5,177,868
Paycom Software, Inc. (a)	4,900	2,034,431
Qualtrics International, Inc.	113,400	4,014,360
Rapid7, Inc. (a)	5,116	602,102
Salesforce.com, Inc. (a)	1,861,438	473,047,239
Samsara, Inc.	64,000	1,799,040
SentinelOne, Inc. (b)	54,085	2,730,752
ServiceNow, Inc. (a)	206,702	134,172,335
Stripe, Inc. Class B (a)(c)(d)	74,500	3,115,590
Synopsys, Inc. (a)	74,000	27,269,000
Tanium, Inc. Class B (a)(c)(d)	350,002	4,441,525
Unity Software, Inc. (a)	16,400	2,345,036
Workday, Inc. Class A (a)	26,100	7,129,998
Xero Ltd. (a)	24,742	2,546,067
Zscaler, Inc. (a)	28,776	9,246,592
		3,817,880,003
Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	7,810,200	1,386,857,214
Dell Technologies, Inc. (a)	374,900	21,058,133
		1,407,915,347

TOTAL INFORMATION TECHNOLOGY		8,910,708,887

MATERIALS - 1.9%
Chemicals - 0.9%
FMC Corp.	10,000	1,098,900
LG Chemical Ltd.	2,320	1,200,151
LyondellBasell Industries NV Class A	355,000	32,741,650
Sherwin-Williams Co.	533,286	187,801,998
Westlake Chemical Corp.	40,056	3,890,639
		226,733,338
Metals & Mining - 1.0%
Barrick Gold Corp. (Canada)	660,509	12,557,999
Cleveland-Cliffs, Inc. (a)	417,600	9,091,152
Franco-Nevada Corp.	749,200	103,612,829
Freeport-McMoRan, Inc.	966,100	40,315,353
Gatos Silver, Inc. (a)	195,250	2,026,695
Ivanhoe Mines Ltd. (a)	77,100	629,015
Novagold Resources, Inc. (a)	53,174	364,456
Nucor Corp.	389,087	44,414,281
Steel Dynamics, Inc.	491,500	30,507,405
Stelco Holdings, Inc.	39,800	1,296,933
Sunrise Energy Metals Ltd. (a)	6,234	8,096
		244,824,214

TOTAL MATERIALS		471,557,552

REAL ESTATE - 0.4%
Equity Real Estate Investment Trusts (REITs) - 0.4%
Equity Commonwealth (a)	176,700	4,576,530
Prologis (REIT), Inc.	570,100	95,982,036
		100,558,566
UTILITIES - 0.5%
Electric Utilities - 0.5%
NextEra Energy, Inc.	1,301,800	121,536,048
TOTAL COMMON STOCKS
(Cost $10,740,609,092)		24,438,365,718

Preferred Stocks - 0.3%
Convertible Preferred Stocks - 0.3%
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A (c)(d)	52,367	501,875
Series C (c)(d)	206,059	1,974,828
Series D (c)(d)	277,030	2,655,000
		5,131,703
Internet & Direct Marketing Retail - 0.1%
GoBrands, Inc.:
Series G (c)(d)	5,376	2,088,522
Series H (c)(d)	6,820	2,649,502
Reddit, Inc.:
Series E (c)(d)	27,000	1,668,449
Series F (c)(d)	85,531	5,285,337
		11,691,810
Textiles, Apparel & Luxury Goods - 0.0%
Discord, Inc. Series I (c)(d)	2,500	1,376,561
TOTAL CONSUMER DISCRETIONARY		18,200,074
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Bowery Farming, Inc. Series C1 (c)(d)	22,172	1,335,847
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (c)(d)	515,200	1,896,451
Health Care Providers & Services - 0.0%
Lyra Health, Inc.:
Series E (c)(d)	229,170	4,177,769
Series F (c)(d)	6,800	123,964
		4,301,733
TOTAL HEALTH CARE		6,198,184
INDUSTRIALS - 0.1%
Aerospace & Defense - 0.1%
Relativity Space, Inc. Series E (c)(d)	208,655	4,764,658
Space Exploration Technologies Corp. Series N (a)(c)(d)	39,568	22,158,080
		26,922,738
Air Freight & Logistics - 0.0%
Zipline International, Inc. Series E (c)(d)	132,331	4,763,916
Transportation Infrastructure - 0.0%
Delhivery Private Ltd. Series H (c)(d)	5,460	2,613,596
TOTAL INDUSTRIALS		34,300,250
INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.0%
ByteDance Ltd. Series E1 (a)(c)(d)	60,761	7,534,364
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. Series C1 (c)(d)	32,500	2,438,800
Software - 0.1%
Nuro, Inc.:
Series C (a)(c)(d)	305,791	6,374,434
Series D (c)(d)	63,961	1,333,313
Stripe, Inc. Series H (c)(d)	30,400	1,271,328
		8,979,075
TOTAL INFORMATION TECHNOLOGY		18,952,239

TOTAL CONVERTIBLE PREFERRED STOCKS		78,986,594

Nonconvertible Preferred Stocks - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Petroleo Brasileiro SA - Petrobras sponsored ADR	137,200	1,506,456
TOTAL PREFERRED STOCKS
(Cost $60,404,735)		80,493,050
	Principal Amount	Value

Preferred Securities - 0.0%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. 0% (c)(g)	1,679,200	1,974,863
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
Tenstorrent, Inc. 0% (c)(d)(g)	1,810,000	1,810,000
TOTAL PREFERRED SECURITIES
(Cost $3,489,200)		3,784,863
	Shares	Value

Money Market Funds - 1.8%
Fidelity Cash Central Fund 0.08% (h)	382,798,281	382,874,841
Fidelity Securities Lending Cash Central Fund 0.08% (h)(i)	52,606,689	52,611,950
TOTAL MONEY MARKET FUNDS
(Cost $435,481,881)		435,486,791
TOTAL INVESTMENT IN SECURITIES - 100.3%
(Cost $11,239,984,908)		24,958,130,422
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(63,466,284)
NET ASSETS - 100%		$24,894,664,138

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $150,123,058 or 0.6% of net assets.

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $78,769,885 or 0.3% of net assets.

 (f) Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.

 (g) Security is perpetual in nature with no stated maturity date.

 (h) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (i) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Bowery Farming, Inc. Series C1	5/18/21	$1,335,847
ByteDance Ltd. Series E1	11/18/20	$6,657,837
Circle Internet Financial Ltd. 0%	5/11/21	$1,679,200
Delhivery Private Ltd. Series H	5/20/21	$2,665,156
Discord, Inc. Series I	9/15/21	$1,376,561
ElevateBio LLC Series C	3/9/21	$2,161,264
Epic Games, Inc.	7/13/20 - 7/30/20	$10,838,175
Fanatics, Inc. Class A	8/13/20 - 12/15/21	$7,999,410
GoBrands, Inc. Series G	3/2/21	$1,342,480
GoBrands, Inc. Series H	7/22/21	$2,649,506
Joby Aviation, Inc.	2/23/21	$1,364,900
Lyra Health, Inc. Series E	1/14/21	$2,098,418
Lyra Health, Inc. Series F	6/4/21	$106,790
Nuro, Inc. Series C	10/30/20	$3,991,979
Nuro, Inc. Series D	10/29/21	$1,333,313
P3 Health Partners, Inc.	5/25/21	$2,673,970
Rad Power Bikes, Inc.	1/21/21	$1,937,611
Rad Power Bikes, Inc. Series A	1/21/21	$252,610
Rad Power Bikes, Inc. Series C	1/21/21	$993,996
Rad Power Bikes, Inc. Series D	9/17/21	$2,655,000
Reddit, Inc. Series E	5/18/21	$1,146,803
Reddit, Inc. Series F	8/11/21	$5,285,337
Relativity Space, Inc. Series E	5/27/21	$4,764,658
Space Exploration Technologies Corp. Class A	2/16/21	$3,443,918
Space Exploration Technologies Corp. Series N	8/4/20	$10,683,360
Starling Bank Ltd. Series D	6/18/21	$4,090,673
Stripe, Inc. Class B	5/18/21	$2,989,564
Stripe, Inc. Series H	3/15/21	$1,219,800
Tanium, Inc. Class B	9/18/20	$3,988,343
Tenstorrent, Inc. Series C1	4/23/21	$1,932,265
Tenstorrent, Inc. 0%	4/23/21	$1,810,000
Veterinary Emergency Group LLC Class A	9/16/21 - 11/30/21	$3,656,146
Zipline International, Inc.	10/12/21	$1,817,244
Zipline International, Inc. Series E	12/21/20	$4,317,881
Zomato Ltd.	12/9/20 - 2/5/21	$2,407,613

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$473,094,597	$4,873,644,191	$4,963,865,362	$259,494	$1,415	$--	$382,874,841	0.7%
Fidelity Securities Lending Cash Central Fund 0.08%	9,402,556	545,130,960	501,921,568	375,492	--	2	52,611,950	0.2%
Total	$482,497,153	$5,418,775,151	$5,465,786,930	$634,986	$1,415	$2	$435,486,791

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$3,494,683,962	$3,478,722,101	$15,961,861	$--
Consumer Discretionary	2,994,377,318	2,844,799,774	111,770,032	37,807,512
Consumer Staples	850,584,993	812,874,526	36,374,620	1,335,847
Energy	98,914,256	98,914,256	--	--
Financials	3,018,682,922	2,977,101,303	37,573,126	4,008,493
Health Care	3,331,875,794	3,240,798,320	81,223,144	9,854,330
Industrials	1,106,426,231	1,056,281,997	9,434,740	40,709,494
Information Technology	8,929,661,126	8,820,603,734	65,417,690	43,639,702
Materials	471,557,552	471,557,552	--	--
Real Estate	100,558,566	100,558,566	--	--
Utilities	121,536,048	121,536,048	--	--
Preferred Securities	3,784,863	--	1,974,863	1,810,000
Money Market Funds	435,486,791	435,486,791	--	--
Total Investments in Securities:	$24,958,130,422	$24,459,234,968	$359,730,076	$139,165,378
Net unrealized depreciation on unfunded commitments	$(85,348)	$--	$(85,348)	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $49,945,465) — See accompanying schedule: Unaffiliated issuers (cost $10,804,503,027)	$24,522,643,631
Fidelity Central Funds (cost $435,481,881)	435,486,791
Total Investment in Securities (cost $11,239,984,908)		$24,958,130,422
Foreign currency held at value (cost $98,633)		98,634
Receivable for investments sold		13,652,254
Receivable for fund shares sold		4,604,922
Dividends receivable		5,020,378
Distributions receivable from Fidelity Central Funds		42,453
Prepaid expenses		22,272
Other receivables		1,530,716
Total assets		24,983,102,051
Liabilities
Payable to custodian bank	$15,921
Payable for investments purchased	872,817
Unrealized depreciation on unfunded commitments	85,348
Payable for fund shares redeemed	16,371,387
Distributions payable	24,537
Accrued management fee	10,749,798
Distribution and service plan fees payable	2,201,298
Other affiliated payables	1,636,979
Other payables and accrued expenses	3,871,803
Collateral on securities loaned	52,608,025
Total liabilities		88,437,913
Net Assets		$24,894,664,138
Net Assets consist of:
Paid in capital		$11,057,124,027
Total accumulated earnings (loss)		13,837,540,111
Net Assets		$24,894,664,138
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($10,409,644,818 ÷ 191,532,942 shares)		$54.35
Service Class:
Net Asset Value, offering price and redemption price per share ($2,001,478,966 ÷ 37,061,392 shares)		$54.00
Service Class 2:
Net Asset Value, offering price and redemption price per share ($9,861,434,843 ÷ 187,786,420 shares)		$52.51
Investor Class:
Net Asset Value, offering price and redemption price per share ($2,622,105,511 ÷ 48,632,681 shares)		$53.92

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$155,996,258
Income from Fidelity Central Funds (including $375,492 from security lending)		634,986
Total income		156,631,244
Expenses
Management fee	$120,891,270
Transfer agent fees	16,258,752
Distribution and service plan fees	24,759,472
Accounting fees	1,820,028
Custodian fees and expenses	262,187
Independent trustees' fees and expenses	78,991
Audit	87,052
Legal	42,692
Miscellaneous	99,115
Total expenses before reductions	164,299,559
Expense reductions	(361,877)
Total expenses after reductions		163,937,682
Net investment income (loss)		(7,306,438)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $1,507,927)	2,055,154,057
Fidelity Central Funds	1,415
Foreign currency transactions	662,517
Total net realized gain (loss)		2,055,817,989
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $699,441)	3,584,971,002
Fidelity Central Funds	2
Unfunded commitments	(85,348)
Assets and liabilities in foreign currencies	(76,145)
Total change in net unrealized appreciation (depreciation)		3,584,809,511
Net gain (loss)		5,640,627,500
Net increase (decrease) in net assets resulting from operations		$5,633,321,062

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(7,306,438)	$8,857,094
Net realized gain (loss)	2,055,817,989	992,395,089
Change in net unrealized appreciation (depreciation)	3,584,809,511	4,066,068,516
Net increase (decrease) in net assets resulting from operations	5,633,321,062	5,067,320,699
Distributions to shareholders	(2,897,643,752)	(130,357,635)
Share transactions - net increase (decrease)	1,027,321,142	(1,972,663,336)
Total increase (decrease) in net assets	3,762,998,452	2,964,299,728
Net Assets
Beginning of period	21,131,665,686	18,167,365,958
End of period	$24,894,664,138	$21,131,665,686

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Contrafund Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$48.17	$37.17	$32.13	$37.94	$33.18
Income from Investment Operations
Net investment income (loss)A	.04	.07	.16	.23	.35
Net realized and unrealized gain (loss)	12.88	11.24	9.15	(2.50)	6.69
Total from investment operations	12.92	11.31	9.31	(2.27)	7.04
Distributions from net investment income	(.02)B	(.10)	(.16)	(.26)	(.36)
Distributions from net realized gain	(6.72)B	(.21)	(4.11)	(3.28)	(1.91)
Total distributions	(6.74)	(.31)	(4.27)	(3.54)	(2.28)C
Net asset value, end of period	$54.35	$48.17	$37.17	$32.13	$37.94
Total ReturnD,E	27.83%	30.57%	31.58%	(6.38)%	21.88%
Ratios to Average Net AssetsF,G
Expenses before reductions	.60%	.61%	.61%	.62%	.62%
Expenses net of fee waivers, if any	.60%	.61%	.61%	.62%	.62%
Expenses net of all reductions	.60%	.61%	.61%	.61%	.62%
Net investment income (loss)	.08%	.17%	.48%	.64%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$10,409,645	$8,916,447	$6,919,369	$6,240,295	$7,609,925
Portfolio turnover rateH	34%	39%	37%I	111%I	70%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$47.89	$36.96	$31.97	$37.77	$33.04
Income from Investment Operations
Net investment income (loss)A	(.01)	.03	.13	.19	.31
Net realized and unrealized gain (loss)	12.80	11.17	9.10	(2.48)	6.66
Total from investment operations	12.79	11.20	9.23	(2.29)	6.97
Distributions from net investment income	(.01)B	(.06)	(.13)	(.22)	(.33)
Distributions from net realized gain	(6.67)B	(.21)	(4.11)	(3.28)	(1.91)
Total distributions	(6.68)	(.27)	(4.24)	(3.51)C	(2.24)
Net asset value, end of period	$54.00	$47.89	$36.96	$31.97	$37.77
Total ReturnD,E	27.71%	30.43%	31.45%	(6.49)%	21.76%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.71%	.71%	.72%	.72%
Expenses net of fee waivers, if any	.70%	.71%	.71%	.72%	.72%
Expenses net of all reductions	.70%	.71%	.71%	.71%	.72%
Net investment income (loss)	(.02)%	.07%	.38%	.54%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$2,001,479	$1,734,783	$1,493,164	$1,324,859	$1,569,798
Portfolio turnover rateH	34%	39%	37%I	111%I	70%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$46.73	$36.10	$31.31	$37.05	$32.45
Income from Investment Operations
Net investment income (loss)A	(.08)	(.03)	.08	.14	.25
Net realized and unrealized gain (loss)	12.46	10.90	8.89	(2.44)	6.54
Total from investment operations	12.38	10.87	8.97	(2.30)	6.79
Distributions from net investment income	–B,C	(.03)	(.07)	(.16)	(.28)
Distributions from net realized gain	(6.60)B	(.21)	(4.11)	(3.28)	(1.91)
Total distributions	(6.60)	(.24)	(4.18)	(3.44)	(2.19)
Net asset value, end of period	$52.51	$46.73	$36.10	$31.31	$37.05
Total ReturnD,E	27.51%	30.23%	31.27%	(6.64)%	21.59%
Ratios to Average Net AssetsF,G
Expenses before reductions	.85%	.86%	.86%	.87%	.87%
Expenses net of fee waivers, if any	.85%	.86%	.86%	.87%	.87%
Expenses net of all reductions	.85%	.86%	.86%	.86%	.87%
Net investment income (loss)	(.17)%	(.08)%	.23%	.39%	.73%
Supplemental Data
Net assets, end of period (000 omitted)	$9,861,435	$8,379,335	$8,038,646	$6,979,731	$9,255,124
Portfolio turnover rateH	34%	39%	37%I	111%I	70%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

VIP Contrafund Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$47.83	$36.91	$31.93	$37.74	$33.01
Income from Investment Operations
Net investment income (loss)A	–B	.04	.14	.20	.32
Net realized and unrealized gain (loss)	12.78	11.16	9.08	(2.49)	6.66
Total from investment operations	12.78	11.20	9.22	(2.29)	6.98
Distributions from net investment income	(.01)C	(.07)	(.14)	(.23)	(.34)
Distributions from net realized gain	(6.68)C	(.21)	(4.11)	(3.28)	(1.91)
Total distributions	(6.69)	(.28)	(4.24)D	(3.52)D	(2.25)
Net asset value, end of period	$53.92	$47.83	$36.91	$31.93	$37.74
Total ReturnE,F	27.74%	30.48%	31.49%	(6.49)%	21.81%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.69%	.69%	.70%	.70%
Expenses net of fee waivers, if any	.67%	.69%	.69%	.69%	.70%
Expenses net of all reductions	.67%	.68%	.69%	.69%	.70%
Net investment income (loss)	.01%	.09%	.40%	.56%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$2,622,106	$2,101,100	$1,716,187	$1,402,867	$1,553,670
Portfolio turnover rateI	34%	39%	37%J	111%J	70%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities and swaps are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Contrafund Portfolio	$1,495,304

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), deferred Trustee compensation, net operating losses and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$13,772,621,474
Gross unrealized depreciation	(84,965,706)
Net unrealized appreciation (depreciation)	$13,687,655,768
Tax Cost	$11,270,389,306

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$214,126,550
Net unrealized appreciation (depreciation) on securities and other investments	$13,687,675,157

The Fund intends to elect to defer to its next fiscal year $60,830,495 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$67,053,543	$ 30,994,815
Long-term Capital Gains	2,830,590,209	99,362,820
Total	$2,897,643,752	$ 130,357,635

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on these commitments is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and in the Statement of Operations as Change in unrealized appreciation (depreciation) on unfunded commitments.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
VIP Contrafund Portfolio	3,656,146.01

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Contrafund Portfolio	7,604,628,272	9,382,253,097

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .52% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$1,873,986
Service Class 2	22,885,486
$24,759,472

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$6,082,006.06
Service Class	1,179,282.06
Service Class 2	5,760,469.06
Investor Class	3,236,995.14
	$16,258,752

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Contrafund Portfolio	.01

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Contrafund Portfolio	$106,925

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Contrafund Portfolio	358,742,952	639,586,004	171,323,397

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Contrafund Portfolio	11,549

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Contrafund Portfolio	$39,943

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Contrafund Portfolio	$39,633	$59,476	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $361,877.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Contrafund Portfolio
Distributions to shareholders
Initial Class	$1,209,794,502	$56,532,421
Service Class	232,942,281	10,407,726
Service Class 2	1,156,875,876	50,750,607
Investor Class	298,031,093	12,666,881
Total	$2,897,643,752	$130,357,635

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Contrafund Portfolio
Initial Class
Shares sold	4,055,581	25,682,421	$208,254,035	$948,596,232
Reinvestment of distributions	23,155,770	1,379,377	1,209,794,502	56,532,421
Shares redeemed	(20,798,903)	(28,101,868)	(1,090,168,665)	(1,137,149,063)
Net increase (decrease)	6,412,448	(1,040,070)	$327,879,872	$(132,020,410)
Service Class
Shares sold	934,872	1,612,745	$48,172,733	$63,778,609
Reinvestment of distributions	4,490,338	260,347	232,942,281	10,407,726
Shares redeemed	(4,587,326)	(6,047,520)	(240,448,218)	(241,210,228)
Net increase (decrease)	837,884	(4,174,428)	$40,666,796	$(167,023,893)
Service Class 2
Shares sold	10,511,231	15,178,752	$527,424,829	$582,131,149
Reinvestment of distributions	22,915,494	1,316,992	1,156,875,876	50,750,607
Shares redeemed	(24,961,264)	(59,859,343)	(1,274,315,025)	(2,209,028,335)
Net increase (decrease)	8,465,461	(43,363,599)	$409,985,680	$(1,576,146,579)
Investor Class
Shares sold	1,564,566	1,959,406	$83,760,317	$79,036,665
Reinvestment of distributions	5,740,903	315,543	298,031,093	12,666,881
Shares redeemed	(2,605,285)	(4,836,565)	(133,002,616)	(189,176,000)
Net increase (decrease)	4,700,184	(2,561,616)	$248,788,794	$(97,472,454)

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Contrafund Portfolio	17%	2	24%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund℠ Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Contrafund Portfolio
Initial Class	.59%
Actual		$1,000.00	$1,122.90	$3.16
Hypothetical-C		$1,000.00	$1,022.23	$3.01
Service Class	.69%
Actual		$1,000.00	$1,122.20	$3.69
Hypothetical-C		$1,000.00	$1,021.73	$3.52
Service Class 2.84%
Actual		$1,000.00	$1,121.30	$4.49
Hypothetical-C		$1,000.00	$1,020.97	$4.28
Investor Class	.67%
Actual		$1,000.00	$1,122.50	$3.58
Hypothetical-C		$1,000.00	$1,021.83	$3.41

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Contrafund Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Contrafund Portfolio
Initial Class	02/11/22	02/11/22	$0.466
Service Class	02/11/22	02/11/22	$0.466
Service Class 2	02/11/22	02/11/22	$0.466
Investor Class	02/11/22	02/11/22	$0.466

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $2,045,876,072, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VIPCON-ANN-0322
1.540131.124

Fidelity® Variable Insurance Products:

Emerging Markets Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	(2.17)%	14.98%	8.44%
Service Class	(2.28)%	14.87%	8.34%
Service Class 2	(2.41)%	14.71%	8.17%
Investor Class	(2.28)%	14.90%	8.35%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Emerging Markets Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Period Ending Values
$22,487	VIP Emerging Markets Portfolio - Initial Class
$17,128	MSCI Emerging Markets Index

Management's Discussion of Fund Performance

Market Recap:  International equities gained 7.98% in 2021, according to the MSCI ACWI (All Country World Index) ex USA Index, amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. In the first quarter, the index gained 3.54%, as the rollout of vaccines began in some countries and investors saw reason to be hopeful. The momentum continued in the second quarter, and the index advanced 5.53%. However, in September, sentiment turned broadly negative, with the index returning -3.18% due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. Stocks rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. Then in November, the index stalled, returning -4.50% amid the emergence of a new, more highly transmissible variant, omicron, and persistently higher inflation. In December, stocks rallied after studies suggested omicron resulted in fewer severe COVID-19 cases, and the index gained 4.14%. For the full year, Canada (+27%) led the way, followed by the U.K. (+18%) and Europe ex U.K. (+17%). On the other hand, emerging markets (-2%) and Japan (+2%) lagged most. By sector, energy (+27%) and financials (+17%) fared best, whereas communication services and consumer discretionary (-6% each) notably struggled.

Comments from Portfolio Manager Sam Polyak:  For the year ending December 31, 2021, the fund's share classes returned about -2%, outperforming the -2.53% result of the benchmark MSCI Emerging Markets Index (Net MA). From a regional standpoint, an underweighting and security selection in Emerging Asia – specifically China – along with outsized exposure to Emerging Europe, aided the fund's relative result most. Turning to sectors, the largest contributor to performance versus the benchmark by a wide margin was stock picking among consumer discretionary stocks. Investment choices and an underweighting in health care, as well as a lack of exposure to real estate, also helped in 2021. The biggest individual relative contributor was an overweight stake in State Bank of India (+65%). Adding further value was an out-of-benchmark position in Solar Industries India (+119%). Outsized exposure to Larsen & Toubro (+46%), which was one of our biggest holdings as of December 31, also lifted the portfolio’s performance this past year. Conversely, avoiding equities in the Middle East and stock picks in Latin America, specifically Brazil, hurt the fund's relative result. By sector, the primary detractor from performance versus the benchmark was our security selection in communication services. Investment choices and an underweighting in information technology, in addition to picks among financials companies, hindered the portfolio's relative return the past 12 months as well. The biggest individual relative detractor was an overweight position in Xinyi Solar Holdings (-34%), a stake that was not held at the end of the period. Another notable relative detractor was a larger-than-benchmark stake in Tencent Holdings (-19%), which was among the fund's largest positions. Also holding back performance was our untimely ownership of Baidu, which returned -50% in the portfolio and was no longer held at period end. Notable changes in positioning this period include increased exposure to stocks in India and Russia.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
Cayman Islands	20.2%
Taiwan	13.3%
Korea (South)	13.0%
China	12.6%
India	11.2%
Brazil	4.8%
Russia	3.8%
Indonesia	3.2%
Mexico	3.1%
Other*	14.8%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2021

% of fund's net assets
Stocks	99.2
Short-Term Investments and Net Other Assets (Liabilities)	0.8

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	9.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	8.9
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	6.7
JD.com, Inc. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	4.0
Haier Smart Home Co. Ltd. (A Shares) (China, Household Durables)	3.5
Industrial & Commercial Bank of China Ltd. (H Shares) (China, Banks)	3.2
Meituan Class B (Cayman Islands, Internet & Direct Marketing Retail)	3.1
Barrick Gold Corp. (Canada, Metals & Mining)	2.7
Richter Gedeon PLC (Hungary, Pharmaceuticals)	2.5
Larsen & Toubro Ltd. (India, Construction & Engineering)	2.3
46.2

Top Market Sectors as of December 31, 2021

% of fund's net assets
Financials	23.6
Consumer Discretionary	18.3
Information Technology	18.2
Communication Services	10.3
Materials	8.3
Industrials	5.9
Consumer Staples	5.5
Energy	5.5
Health Care	3.6

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 94.4%
	Shares	Value
Bermuda - 2.1%
Credicorp Ltd. (United States)	155,600	$18,994,092
Shangri-La Asia Ltd. (a)	9,354,000	7,809,445

TOTAL BERMUDA		26,803,537

Canada - 2.7%
Barrick Gold Corp.	1,762,600	33,489,400
Cayman Islands - 20.2%
Alibaba Group Holding Ltd. sponsored ADR (a)	210,500	25,005,295
JD.com, Inc. sponsored ADR (a)	717,947	50,306,546
Li Ning Co. Ltd.	1,058,737	11,588,666
Meituan Class B (a)(b)	1,338,400	38,703,170
Tencent Holdings Ltd.	1,898,805	110,797,399
XP, Inc. Class A (a)	575,235	16,532,254

TOTAL CAYMAN ISLANDS		252,933,330

China - 12.6%
China Life Insurance Co. Ltd. (H Shares)	12,682,863	21,024,027
China Merchants Bank Co. Ltd. (H Shares)	3,296,519	25,598,326
Guangzhou Automobile Group Co. Ltd. (H Shares)	14,274,000	14,077,122
Haier Smart Home Co. Ltd. (A Shares)	9,248,849	43,493,352
Industrial & Commercial Bank of China Ltd. (H Shares)	70,902,635	39,994,998
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. (A Shares)	225,800	13,527,893

TOTAL CHINA		157,715,718

Greece - 1.9%
National Bank of Greece SA (a)	7,144,300	23,835,553
Hong Kong - 2.2%
China Resources Beer Holdings Co. Ltd.	3,414,505	27,959,570
Hungary - 2.5%
Richter Gedeon PLC	1,157,541	31,127,046
India - 11.2%
Eicher Motors Ltd.	368,300	12,815,788
Housing Development Finance Corp. Ltd.	753,459	26,163,091
Larsen & Toubro Ltd.	1,134,593	28,878,915
Shree Cement Ltd.	43,901	15,906,023
Solar Industries India Ltd.	475,707	15,465,299
State Bank of India	3,940,500	24,358,983
Voltas Ltd.	1,006,000	16,465,710

TOTAL INDIA		140,053,809

Indonesia - 3.2%
PT Bank Mandiri (Persero) Tbk	53,536,338	26,387,846
PT United Tractors Tbk	8,620,900	13,397,855

TOTAL INDONESIA		39,785,701

Korea (South) - 13.0%
Hyundai Motor Co.	75,420	13,258,847
POSCO	47,280	10,916,735
Samsung Electronics Co. Ltd.	1,770,080	116,580,951
Shinhan Financial Group Co. Ltd.	732,262	22,624,300

TOTAL KOREA (SOUTH)		163,380,833

Mexico - 3.1%
CEMEX S.A.B. de CV sponsored ADR (a)	1,915,400	12,986,412
Grupo Financiero Banorte S.A.B. de CV Series O	1,841,268	11,961,880
Wal-Mart de Mexico SA de CV Series V	3,710,100	13,787,283

TOTAL MEXICO		38,735,575

Netherlands - 1.4%
Yandex NV Series A (a)(c)	300,600	18,186,300
Russia - 3.8%
Lukoil PJSC sponsored ADR	319,063	28,588,336
Sberbank of Russia sponsored ADR	1,171,010	18,788,862

TOTAL RUSSIA		47,377,198

South Africa - 1.2%
Impala Platinum Holdings Ltd.	1,057,116	14,912,455
Taiwan - 13.3%
ECLAT Textile Co. Ltd.	596,000	13,569,403
HIWIN Technologies Corp.	2,006,810	22,193,298
Sporton International, Inc.	891,879	6,983,141
Taiwan Semiconductor Manufacturing Co. Ltd.	3,801,175	83,940,159
Unified-President Enterprises Corp.	4,945,925	12,242,124
Unimicron Technology Corp.	1,508,000	12,568,934
Yageo Corp.	866,000	14,982,753

TOTAL TAIWAN		166,479,812

TOTAL COMMON STOCKS
(Cost $992,495,089)		1,182,775,837

Nonconvertible Preferred Stocks - 4.8%
Brazil - 4.8%
Ambev SA sponsored ADR	5,259,100	14,725,480
Itau Unibanco Holding SA	4,903,050	18,441,454
Petroleo Brasileiro SA - Petrobras sponsored ADR	2,428,847	26,668,740
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost 57,434,342)		59,835,674

Money Market Funds - 1.3%
Fidelity Cash Central Fund 0.08% (d)	9,676,147	9,678,082
Fidelity Securities Lending Cash Central Fund 0.08% (d)(e)	7,027,297	7,028,000
TOTAL MONEY MARKET FUNDS
(Cost $16,706,082)		16,706,082
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $1,066,635,513)		1,259,317,593
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(6,644,008)
NET ASSETS - 100%		$1,252,673,585

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $38,703,170 or 3.1% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$27,117,510	$517,769,158	$535,208,411	$15,889	$(175)	$--	$9,678,082	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	9,450,100	98,054,610	100,476,710	23,355	--	--	7,028,000	0.0%
Total	$36,567,610	$615,823,768	$635,685,121	$39,244	$(175)	$--	$16,706,082

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$128,983,699	$18,186,300	$110,797,399	$--
Consumer Discretionary	230,627,634	191,924,464	38,703,170	--
Consumer Staples	68,714,457	68,714,457	--	--
Energy	68,654,931	40,066,595	28,588,336	--
Financials	294,705,666	168,437,926	126,267,740	--
Health Care	44,654,939	44,654,939	--	--
Industrials	74,521,064	74,521,064	--	--
Information Technology	228,072,797	144,132,638	83,940,159	--
Materials	103,676,324	88,763,869	14,912,455	--
Money Market Funds	16,706,082	16,706,082	--	--
Total Investments in Securities:	$1,259,317,593	$856,108,334	$403,209,259	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $6,776,000) — See accompanying schedule: Unaffiliated issuers (cost $1,049,929,431)	$1,242,611,511
Fidelity Central Funds (cost $16,706,082)	16,706,082
Total Investment in Securities (cost $1,066,635,513)		$1,259,317,593
Foreign currency held at value (cost $778,683)		777,494
Receivable for investments sold		46,454
Receivable for fund shares sold		2,843,212
Dividends receivable		3,713,894
Distributions receivable from Fidelity Central Funds		11,948
Prepaid expenses		1,257
Other receivables		17,216
Total assets		1,266,729,068
Liabilities
Payable for fund shares redeemed	$789,000
Accrued management fee	800,429
Distribution and service plan fees payable	56,102
Other affiliated payables	132,866
Other payables and accrued expenses	5,249,086
Collateral on securities loaned	7,028,000
Total liabilities		14,055,483
Net Assets		$1,252,673,585
Net Assets consist of:
Paid in capital		$1,092,773,108
Total accumulated earnings (loss)		159,900,477
Net Assets		$1,252,673,585
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($484,510,364 ÷ 38,488,614 shares)		$12.59
Service Class:
Net Asset Value, offering price and redemption price per share ($319,730,643 ÷ 25,357,621 shares)		$12.61
Service Class 2:
Net Asset Value, offering price and redemption price per share ($145,373,877 ÷ 11,554,668 shares)		$12.58
Investor Class:
Net Asset Value, offering price and redemption price per share ($303,058,701 ÷ 24,206,306 shares)		$12.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$30,929,876
Non-Cash dividends		2,131,918
Income from Fidelity Central Funds (including $23,355 from security lending)		39,244
Income before foreign taxes withheld		33,101,038
Less foreign taxes withheld		(3,696,649)
Total income		29,404,389
Expenses
Management fee	$9,598,926
Transfer agent fees	1,026,407
Distribution and service plan fees	638,660
Accounting fees	565,474
Custodian fees and expenses	229,248
Independent trustees' fees and expenses	4,277
Audit	90,582
Legal	4,138
Interest	272
Miscellaneous	5,007
Total expenses before reductions	12,162,991
Expense reductions	(19,165)
Total expenses after reductions		12,143,826
Net investment income (loss)		17,260,563
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $518,236)	79,147,962
Fidelity Central Funds	(175)
Foreign currency transactions	(506,935)
Total net realized gain (loss)		78,640,852
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $3,686,023)	(127,062,800)
Assets and liabilities in foreign currencies	(7,771)
Total change in net unrealized appreciation (depreciation)		(127,070,571)
Net gain (loss)		(48,429,719)
Net increase (decrease) in net assets resulting from operations		$(31,169,156)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,260,563	$6,983,241
Net realized gain (loss)	78,640,852	62,906,021
Change in net unrealized appreciation (depreciation)	(127,070,571)	222,813,443
Net increase (decrease) in net assets resulting from operations	(31,169,156)	292,702,705
Distributions to shareholders	(165,023,700)	(78,789,181)
Share transactions - net increase (decrease)	348,132,598	319,770,962
Total increase (decrease) in net assets	151,939,742	533,684,486
Net Assets
Beginning of period	1,100,733,843	567,049,357
End of period	$1,252,673,585	$1,100,733,843

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Emerging Markets Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.75	$12.68	$9.95	$12.23	$8.36
Income from Investment Operations
Net investment income (loss)A	.21	.11	.26B	.08	.07
Net realized and unrealized gain (loss)	(.47)	3.46	2.66	(2.28)	3.88
Total from investment operations	(.26)	3.57	2.92	(2.20)	3.95
Distributions from net investment income	(.31)	(.10)	(.19)	(.08)	(.07)
Distributions from net realized gain	(1.59)	(1.39)	–	–C	(.01)
Total distributions	(1.90)	(1.50)D	(.19)	(.08)	(.08)
Net asset value, end of period	$12.59	$14.75	$12.68	$9.95	$12.23
Total ReturnE,F	(2.17)%	31.27%	29.46%	(18.00)%	47.40%
Ratios to Average Net AssetsG,H
Expenses before reductions	.91%	.92%	.96%	1.01%	1.01%
Expenses net of fee waivers, if any	.91%	.92%	.96%	1.01%	1.01%
Expenses net of all reductions	.91%	.90%	.91%	.98%	.99%
Net investment income (loss)	1.47%	.97%	2.25%B	.71%	.64%
Supplemental Data
Net assets, end of period (000 omitted)	$484,510	$399,283	$273,578	$159,140	$165,396
Portfolio turnover rateI	46%	80%	135%	117%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.06%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.77	$12.70	$9.97	$12.26	$8.39
Income from Investment Operations
Net investment income (loss)A	.20	.11	.25B	.06	.06
Net realized and unrealized gain (loss)	(.47)	3.45	2.66	(2.27)	3.89
Total from investment operations	(.27)	3.56	2.91	(2.21)	3.95
Distributions from net investment income	(.29)	(.10)	(.18)	(.08)	(.07)
Distributions from net realized gain	(1.59)	(1.39)	–	–C	(.01)
Total distributions	(1.89)D	(1.49)	(.18)	(.08)	(.08)
Net asset value, end of period	$12.61	$14.77	$12.70	$9.97	$12.26
Total ReturnE,F	(2.28)%	31.17%	29.30%	(18.02)%	47.19%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.01%	1.02%	1.06%	1.12%	1.11%
Expenses net of fee waivers, if any	1.01%	1.02%	1.06%	1.12%	1.11%
Expenses net of all reductions	1.01%	1.00%	1.01%	1.09%	1.09%
Net investment income (loss)	1.37%	.87%	2.16%B	.60%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$319,731	$316,596	$36,185	$17,147	$1,089
Portfolio turnover rateI	46%	80%	135%	117%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .97%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.74	$12.69	$9.96	$12.25	$8.38
Income from Investment Operations
Net investment income (loss)A	.18	.09	.23B	.05	.04
Net realized and unrealized gain (loss)	(.47)	3.44	2.67	(2.27)	3.90
Total from investment operations	(.29)	3.53	2.90	(2.22)	3.94
Distributions from net investment income	(.28)	(.08)	(.17)	(.06)	(.06)
Distributions from net realized gain	(1.59)	(1.39)	–	–C	(.01)
Total distributions	(1.87)	(1.48)D	(.17)	(.07)D	(.07)
Net asset value, end of period	$12.58	$14.74	$12.69	$9.96	$12.25
Total ReturnE,F	(2.41)%	30.88%	29.19%	(18.16)%	47.05%
Ratios to Average Net AssetsG,H
Expenses before reductions	1.16%	1.17%	1.21%	1.27%	1.26%
Expenses net of fee waivers, if any	1.16%	1.17%	1.21%	1.26%	1.26%
Expenses net of all reductions	1.16%	1.15%	1.16%	1.23%	1.24%
Net investment income (loss)	1.22%	.72%	2.01%B	.46%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$145,374	$91,103	$47,476	$20,128	$7,246
Portfolio turnover rateI	46%	80%	135%	117%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .82%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Emerging Markets Portfolio Investor Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$14.68	$12.63	$9.91	$12.17	$8.32
Income from Investment Operations
Net investment income (loss)A	.20	.10	.25B	.07	.06
Net realized and unrealized gain (loss)	(.47)	3.44	2.65	(2.26)	3.87
Total from investment operations	(.27)	3.54	2.90	(2.19)	3.93
Distributions from net investment income	(.30)	(.10)	(.18)	(.06)	(.07)
Distributions from net realized gain	(1.59)	(1.39)	–	–C	(.01)
Total distributions	(1.89)	(1.49)	(.18)	(.07)D	(.08)
Net asset value, end of period	$12.52	$14.68	$12.63	$9.91	$12.17
Total ReturnE,F	(2.28)%	31.16%	29.38%	(18.02)%	47.32%
Ratios to Average Net AssetsG,H
Expenses before reductions	.99%	1.00%	1.04%	1.09%	1.09%
Expenses net of fee waivers, if any	.99%	1.00%	1.04%	1.09%	1.09%
Expenses net of all reductions	.99%	.98%	.99%	1.06%	1.07%
Net investment income (loss)	1.39%	.89%	2.18%B	.63%	.56%
Supplemental Data
Net assets, end of period (000 omitted)	$303,059	$293,751	$209,811	$153,024	$205,217
Portfolio turnover rateI	46%	80%	135%	117%	82%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.14 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Emerging Markets Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in foreign taxes withheld. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$268,664,899
Gross unrealized depreciation	(88,075,253)
Net unrealized appreciation (depreciation)	$180,589,646
Tax Cost	$1,078,727,947

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$180,584,167

The Fund intends to elect to defer to its next fiscal year $13,074,685 of capital losses and $2,510,623 of ordinary losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$49,768,660	$ 28,355,444
Long-term Capital Gains	115,255,040	50,433,737
Total	$165,023,700	$ 78,789,181

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Emerging Markets Portfolio	734,734,137	546,659,096

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .78% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$321,288
Service Class 2	317,372
$638,660

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$292,964.06
Service Class	202,286.06
Service Class 2	79,906.06
Investor Class	451,251.14
	$1,026,407

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Emerging Markets Portfolio	.05

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Emerging Markets Portfolio	$9,224

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Emerging Markets Portfolio	Borrower	$7,522,250.33%		$272

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Emerging Markets Portfolio	16,003,657	9,462,359	(583,413)

6. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Emerging Markets Portfolio	$2,134

7. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Emerging Markets Portfolio	$2,477	$–	$–

8. Expense Reductions.

During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $19,165.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Emerging Markets Portfolio
Distributions to shareholders
Initial Class	$62,769,996	$34,893,287
Service Class	42,891,490	11,405,830
Service Class 2	17,700,193	6,317,469
Investor Class	41,662,021	26,172,595
Total	$165,023,700	$78,789,181

10. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Emerging Markets Portfolio
Initial Class
Shares sold	16,131,611	13,776,026	$236,749,570	$155,620,452
Reinvestment of distributions	4,675,117	2,913,654	62,769,996	34,893,287
Shares redeemed	(9,385,632)	(11,191,878)	(140,236,375)	(135,298,948)
Net increase (decrease)	11,421,096	5,497,802	$159,283,191	$55,214,791
Service Class
Shares sold	4,145,863	20,346,286	$59,807,157	$213,618,985
Reinvestment of distributions	3,170,501	873,874	42,891,490	11,405,830
Shares redeemed	(3,396,997)	(2,630,343)	(50,923,593)	(33,229,735)
Net increase (decrease)	3,919,367	18,589,817	$51,775,054	$191,795,080
Service Class 2
Shares sold	6,252,466	3,209,866	$92,775,816	$39,779,756
Reinvestment of distributions	1,326,468	526,514	17,700,193	6,317,469
Shares redeemed	(2,203,194)	(1,298,880)	(32,543,317)	(14,898,156)
Net increase (decrease)	5,375,740	2,437,500	$77,932,692	$31,199,069
Investor Class
Shares sold	6,964,852	7,088,237	$103,657,984	$84,268,928
Reinvestment of distributions	3,094,597	2,201,227	41,662,021	26,172,595
Shares redeemed	(5,867,253)	(5,887,822)	(86,178,344)	(68,879,501)
Net increase (decrease)	4,192,196	3,401,642	$59,141,661	$41,562,022

11. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Emerging Markets Portfolio	15%	2	34%

Mutual funds managed by the investment adviser or its affiliates, in aggregate, were the owners of record of more than 20% of the total outstanding shares.

Fund	% of shares held
VIP Emerging Markets Portfolio	39%

12. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Emerging Markets Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Emerging Markets Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 11, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Emerging Markets Portfolio
Initial Class	.91%
Actual		$1,000.00	$904.90	$4.37
Hypothetical-C		$1,000.00	$1,020.62	$4.63
Service Class	1.00%
Actual		$1,000.00	$904.10	$4.80
Hypothetical-C		$1,000.00	$1,020.16	$5.09
Service Class 2	1.16%
Actual		$1,000.00	$903.40	$5.57
Hypothetical-C		$1,000.00	$1,019.36	$5.90
Investor Class	.98%
Actual		$1,000.00	$904.20	$4.70
Hypothetical-C		$1,000.00	$1,020.27	$4.99

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $ 74,508,753, or, if subsequently determined to be different, the net capital gain of such year.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP Emerging Markets Portfolio
Initial Class	02/05/21	$0.0000	$0.0000
	12/01/21	$0.3756	$0.0446
	12/31/21	$0.0710	$0.0000
Service Class	02/05/21	$0.0000	$0.0000
	12/01/21	$0.3656	$0.0446
	12/31/21	$0.0701	$0.0000
Service Class 2	02/05/21	$0.0000	$0.0000
	12/01/21	$0.3506	$0.0446
	12/31/21	$0.0687	$0.0000
Investor Class	02/05/21	$0.0000	$0.0000
	12/01/21	$0.3656	$0.0446
	12/31/21	$0.0701	$0.0000

VIPEM-ANN-0322
1.858135.113

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the index or indices.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Past 5 years	Past 10 years
Initial Class	28.58%	18.34%	16.44%
Service Class	28.45%	18.23%	16.32%
Service Class 2	28.26%	18.05%	16.15%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2011.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$45,807	VIP Index 500 Portfolio - Initial Class
$46,257	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2021, the fund gained roughly 28% to 29%, about in line with the 28.71% advance of the benchmark S&P 500® Index. By sector, information technology gained about 35% and contributed most. Financials, which gained 35%, also helped, as did health care, which advanced 26%. The consumer discretionary sector rose approximately 24%, communication services gained roughly 22%, driven by the media & entertainment industry (+27%), and industrials advanced 21%. Other notable contributors included the energy (+55%), consumer staples (+19%), real estate (+46%), materials (+27%), and utilities (+18%) sectors. Turning to individual stocks, the top contributor was Microsoft (+52%), from the software & services industry, followed by Apple (+35%), within the technology hardware & equipment category. In media & entertainment, Alphabet advanced roughly 65%, and Nvidia (+125%), from the semiconductors & semiconductor equipment group, also helped. Tesla, within the automobiles & components segment, rose about 50% and boosted the fund. In contrast, the biggest individual detractor was PayPal (-19%), from the software & services group. In media & entertainment, Disney (-15%) and Activision Blizzard (-28%) hurt. Moderna, within the pharmaceuticals, biotechnology & life sciences segment, returned about -17% and hindered the fund. Another detractor was Global Payments (-37%), a stock in the software & services category.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Apple, Inc.	6.8
Microsoft Corp.	6.2
Amazon.com, Inc.	3.6
Alphabet, Inc. Class A	2.1
Tesla, Inc.	2.1
Alphabet, Inc. Class C	2.0
Meta Platforms, Inc. Class A	2.0
NVIDIA Corp.	1.8
Berkshire Hathaway, Inc. Class B	1.3
UnitedHealth Group, Inc.	1.2
29.1

Top Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	29.0
Health Care	13.2
Consumer Discretionary	12.5
Financials	10.6
Communication Services	10.1
Industrials	7.7
Consumer Staples	5.8
Real Estate	2.8
Energy	2.7
Materials	2.5

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	100.0%

 * Foreign investments - 3.2%

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 99.4%
	Shares	Value
COMMUNICATION SERVICES - 10.1%
Diversified Telecommunication Services - 1.0%
AT&T, Inc.	2,292,867	$56,404,528
Lumen Technologies, Inc. (a)	296,646	3,722,907
Verizon Communications, Inc.	1,329,390	69,075,104
		129,202,539
Entertainment - 1.6%
Activision Blizzard, Inc.	250,107	16,639,619
Electronic Arts, Inc.	90,814	11,978,367
Live Nation Entertainment, Inc. (b)	43,301	5,182,697
Netflix, Inc. (b)	142,236	85,688,656
Take-Two Interactive Software, Inc. (b)	36,998	6,575,285
The Walt Disney Co. (b)	583,501	90,378,470
		216,443,094
Interactive Media & Services - 6.3%
Alphabet, Inc.:
Class A (b)	96,580	279,796,123
Class C (b)	89,792	259,821,233
Match Group, Inc. (b)	90,905	12,022,186
Meta Platforms, Inc. Class A (b)	759,811	255,562,430
Twitter, Inc. (b)	256,771	11,097,643
		818,299,615
Media - 1.0%
Charter Communications, Inc. Class A (b)	39,729	25,902,116
Comcast Corp. Class A	1,464,124	73,689,361
Discovery Communications, Inc.:
Class A (b)	54,203	1,275,939
Class C (non-vtg.) (b)	97,569	2,234,330
DISH Network Corp. Class A (b)	80,473	2,610,544
Fox Corp.:
Class A	102,668	3,788,449
Class B	47,211	1,617,921
Interpublic Group of Companies, Inc.	126,435	4,734,991
News Corp.:
Class A	125,739	2,805,237
Class B	39,137	880,583
Omnicom Group, Inc.	68,139	4,992,545
ViacomCBS, Inc. Class B	194,594	5,872,847
		130,404,863
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (b)	188,516	21,864,086

TOTAL COMMUNICATION SERVICES		1,316,214,197

CONSUMER DISCRETIONARY - 12.5%
Auto Components - 0.1%
Aptiv PLC (b)	86,851	14,326,072
BorgWarner, Inc.	77,084	3,474,176
		17,800,248
Automobiles - 2.5%
Ford Motor Co.	1,260,439	26,179,318
General Motors Co. (b)	466,184	27,332,368
Tesla, Inc. (b)	261,199	276,029,879
		329,541,565
Distributors - 0.1%
Genuine Parts Co.	45,674	6,403,495
LKQ Corp.	86,324	5,182,030
Pool Corp.	12,870	7,284,420
		18,869,945
Hotels, Restaurants & Leisure - 2.0%
Booking Holdings, Inc. (b)	13,186	31,636,247
Caesars Entertainment, Inc. (b)	68,589	6,415,129
Carnival Corp. (a)(b)	257,942	5,189,793
Chipotle Mexican Grill, Inc. (b)	9,035	15,795,439
Darden Restaurants, Inc.	41,689	6,280,031
Domino's Pizza, Inc.	11,674	6,587,988
Expedia, Inc. (b)	46,879	8,471,973
Hilton Worldwide Holdings, Inc. (b)	89,523	13,964,693
Las Vegas Sands Corp. (b)	110,380	4,154,703
Marriott International, Inc. Class A (b)	87,869	14,519,474
McDonald's Corp.	239,951	64,323,665
MGM Resorts International	124,828	5,602,281
Norwegian Cruise Line Holdings Ltd. (a)(b)	118,891	2,465,799
Penn National Gaming, Inc. (b)	53,307	2,763,968
Royal Caribbean Cruises Ltd. (a)(b)	71,972	5,534,647
Starbucks Corp.	378,918	44,322,038
Wynn Resorts Ltd. (b)	33,825	2,876,478
Yum! Brands, Inc.	94,144	13,072,836
		253,977,182
Household Durables - 0.4%
D.R. Horton, Inc.	104,599	11,343,762
Garmin Ltd.	48,763	6,640,058
Lennar Corp. Class A	87,244	10,134,263
Mohawk Industries, Inc. (b)	17,659	3,217,117
Newell Brands, Inc.	121,650	2,656,836
NVR, Inc. (b)	1,050	6,204,314
PulteGroup, Inc.	81,496	4,658,311
Whirlpool Corp.	19,554	4,588,542
		49,443,203
Internet & Direct Marketing Retail - 3.8%
Amazon.com, Inc. (b)	140,046	466,960,980
eBay, Inc.	201,008	13,367,032
Etsy, Inc. (b)	40,710	8,913,047
		489,241,059
Leisure Products - 0.0%
Hasbro, Inc.	41,741	4,248,399
Multiline Retail - 0.5%
Dollar General Corp.	74,910	17,666,025
Dollar Tree, Inc. (b)	72,220	10,148,354
Target Corp.	156,703	36,267,342
		64,081,721
Specialty Retail - 2.4%
Advance Auto Parts, Inc.	20,279	4,864,527
AutoZone, Inc. (b)	6,733	14,114,994
Bath & Body Works, Inc.	84,880	5,923,775
Best Buy Co., Inc.	71,047	7,218,375
CarMax, Inc. (b)	52,016	6,774,044
Gap, Inc. (a)	69,107	1,219,739
Lowe's Companies, Inc.	222,331	57,468,117
O'Reilly Automotive, Inc. (b)	21,633	15,277,874
Ross Stores, Inc.	114,099	13,039,234
The Home Depot, Inc.	338,867	140,633,194
TJX Companies, Inc.	386,117	29,314,003
Tractor Supply Co.	36,530	8,716,058
Ulta Beauty, Inc. (b)	17,443	7,192,447
		311,756,381
Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc. Class B	410,274	68,380,368
PVH Corp.	22,904	2,442,712
Ralph Lauren Corp.	15,605	1,854,810
Tapestry, Inc.	88,575	3,596,145
Under Armour, Inc.:
Class A (sub. vtg.) (b)	60,620	1,284,538
Class C (non-vtg.) (b)	69,363	1,251,309
VF Corp.	104,630	7,661,009
		86,470,891

TOTAL CONSUMER DISCRETIONARY		1,625,430,594

CONSUMER STAPLES - 5.8%
Beverages - 1.4%
Brown-Forman Corp. Class B (non-vtg.)	58,703	4,277,101
Constellation Brands, Inc. Class A (sub. vtg.)	52,746	13,237,664
Molson Coors Beverage Co. Class B	60,535	2,805,797
Monster Beverage Corp. (b)	120,643	11,586,554
PepsiCo, Inc.	443,960	77,120,292
The Coca-Cola Co.	1,248,245	73,908,586
		182,935,994
Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	141,871	80,540,167
Kroger Co.	217,318	9,835,813
Sysco Corp.	164,616	12,930,587
Walgreens Boots Alliance, Inc.	230,696	12,033,103
Walmart, Inc.	456,642	66,071,531
		181,411,201
Food Products - 0.8%
Archer Daniels Midland Co.	179,632	12,141,327
Campbell Soup Co.	65,247	2,835,635
Conagra Brands, Inc.	154,248	5,267,569
General Mills, Inc.	194,494	13,105,006
Hormel Foods Corp. (a)	90,583	4,421,356
Kellogg Co.	82,043	5,285,210
Lamb Weston Holdings, Inc.	47,011	2,979,557
McCormick & Co., Inc. (non-vtg.)	80,031	7,731,795
Mondelez International, Inc.	447,914	29,701,177
The Hershey Co.	46,682	9,031,567
The J.M. Smucker Co.	34,766	4,721,918
The Kraft Heinz Co.	227,911	8,182,005
Tyson Foods, Inc. Class A	94,648	8,249,520
		113,653,642
Household Products - 1.4%
Church & Dwight Co., Inc.	78,377	8,033,643
Colgate-Palmolive Co.	270,636	23,096,076
Kimberly-Clark Corp.	108,122	15,452,796
Procter & Gamble Co.	777,058	127,111,148
The Clorox Co.	39,432	6,875,364
		180,569,027
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	74,400	27,542,880
Tobacco - 0.6%
Altria Group, Inc.	589,821	27,951,617
Philip Morris International, Inc.	499,900	47,490,500
		75,442,117

TOTAL CONSUMER STAPLES		761,554,861

ENERGY - 2.7%
Energy Equipment & Services - 0.2%
Baker Hughes Co. Class A	280,490	6,748,589
Halliburton Co.	287,217	6,568,653
Schlumberger Ltd.	450,504	13,492,595
		26,809,837
Oil, Gas & Consumable Fuels - 2.5%
APA Corp.	116,925	3,144,113
Chevron Corp.	618,979	72,637,186
ConocoPhillips Co.	423,540	30,571,117
Coterra Energy, Inc.	260,841	4,955,979
Devon Energy Corp.	202,168	8,905,500
Diamondback Energy, Inc.	54,625	5,891,306
EOG Resources, Inc.	187,887	16,690,002
Exxon Mobil Corp.	1,359,407	83,182,114
Hess Corp.	88,453	6,548,176
Kinder Morgan, Inc.	626,140	9,930,580
Marathon Oil Corp.	250,590	4,114,688
Marathon Petroleum Corp.	197,682	12,649,671
Occidental Petroleum Corp.	284,877	8,258,584
ONEOK, Inc.	143,187	8,413,668
Phillips 66 Co.	140,711	10,195,919
Pioneer Natural Resources Co.	72,911	13,261,053
The Williams Companies, Inc.	390,167	10,159,949
Valero Energy Corp.	131,288	9,861,042
		319,370,647

TOTAL ENERGY		346,180,484

FINANCIALS - 10.6%
Banks - 3.9%
Bank of America Corp.	2,312,527	102,884,326
Citigroup, Inc.	637,107	38,474,892
Citizens Financial Group, Inc.	136,771	6,462,430
Comerica, Inc.	42,228	3,673,836
Fifth Third Bancorp	219,549	9,561,359
First Republic Bank	57,568	11,888,368
Huntington Bancshares, Inc.	464,300	7,159,506
JPMorgan Chase & Co.	948,917	150,261,007
KeyCorp	298,868	6,912,817
M&T Bank Corp.	41,291	6,341,472
Peoples United Financial, Inc.	137,434	2,449,074
PNC Financial Services Group, Inc.	135,706	27,211,767
Regions Financial Corp.	306,411	6,679,760
Signature Bank	19,454	6,292,785
SVB Financial Group (b)	18,846	12,782,111
Truist Financial Corp.	428,610	25,095,116
U.S. Bancorp	433,263	24,336,383
Wells Fargo & Co.	1,280,292	61,428,410
Zions Bancorp NA	50,377	3,181,811
		513,077,230
Capital Markets - 3.0%
Ameriprise Financial, Inc.	35,933	10,839,549
Bank of New York Mellon Corp.	243,960	14,169,197
BlackRock, Inc. Class A	45,854	41,982,088
Cboe Global Markets, Inc.	34,201	4,459,810
Charles Schwab Corp.	482,744	40,598,770
CME Group, Inc.	115,406	26,365,655
FactSet Research Systems, Inc.	12,073	5,867,599
Franklin Resources, Inc.	90,397	3,027,396
Goldman Sachs Group, Inc.	108,996	41,696,420
Intercontinental Exchange, Inc.	180,912	24,743,334
Invesco Ltd.	109,596	2,522,900
MarketAxess Holdings, Inc.	12,206	5,019,962
Moody's Corp.	51,933	20,283,991
Morgan Stanley	460,943	45,246,165
MSCI, Inc.	26,475	16,220,968
NASDAQ, Inc.	37,573	7,890,706
Northern Trust Corp.	66,686	7,976,312
Raymond James Financial, Inc.	59,441	5,967,876
S&P Global, Inc.	77,385	36,520,303
State Street Corp.	117,407	10,918,851
T. Rowe Price Group, Inc.	72,170	14,191,509
		386,509,361
Consumer Finance - 0.6%
American Express Co.	201,459	32,958,692
Capital One Financial Corp.	136,659	19,827,854
Discover Financial Services	94,104	10,874,658
Synchrony Financial	175,710	8,151,187
		71,812,391
Diversified Financial Services - 1.3%
Berkshire Hathaway, Inc. Class B (b)	588,044	175,825,156
Insurance - 1.8%
AFLAC, Inc.	195,384	11,408,472
Allstate Corp.	92,037	10,828,153
American International Group, Inc.	266,581	15,157,796
Aon PLC	70,751	21,264,921
Arthur J. Gallagher & Co.	66,564	11,293,914
Assurant, Inc.	18,344	2,859,096
Brown & Brown, Inc.	75,160	5,282,245
Chubb Ltd.	138,304	26,735,546
Cincinnati Financial Corp.	48,150	5,485,730
Everest Re Group Ltd.	12,673	3,471,388
Globe Life, Inc.	29,818	2,794,543
Hartford Financial Services Group, Inc.	109,261	7,543,379
Lincoln National Corp.	54,677	3,732,252
Loews Corp.	64,503	3,725,693
Marsh & McLennan Companies, Inc.	162,121	28,179,872
MetLife, Inc.	229,518	14,342,580
Principal Financial Group, Inc.	79,072	5,719,278
Progressive Corp.	187,865	19,284,342
Prudential Financial, Inc.	121,314	13,131,027
The Travelers Companies, Inc.	78,983	12,355,311
W.R. Berkley Corp.	44,784	3,689,754
Willis Towers Watson PLC	40,013	9,502,687
		237,787,979

TOTAL FINANCIALS		1,385,012,117

HEALTH CARE - 13.2%
Biotechnology - 1.8%
AbbVie, Inc.	567,664	76,861,706
Amgen, Inc.	180,866	40,689,424
Biogen, Inc. (b)	47,170	11,317,026
Gilead Sciences, Inc.	402,783	29,246,074
Incyte Corp. (b)	60,259	4,423,011
Moderna, Inc. (b)	113,266	28,767,299
Regeneron Pharmaceuticals, Inc. (b)	33,948	21,438,841
Vertex Pharmaceuticals, Inc. (b)	81,644	17,929,022
		230,672,403
Health Care Equipment & Supplies - 2.9%
Abbott Laboratories	567,810	79,913,579
Abiomed, Inc. (b)	14,583	5,237,776
Align Technology, Inc. (b)	23,549	15,475,932
Baxter International, Inc.	160,803	13,803,330
Becton, Dickinson & Co.	92,227	23,193,246
Boston Scientific Corp. (b)	457,638	19,440,462
Dentsply Sirona, Inc.	70,156	3,914,003
DexCom, Inc. (b)	31,124	16,712,032
Edwards Lifesciences Corp. (b)	200,495	25,974,127
Hologic, Inc. (b)	81,364	6,229,228
IDEXX Laboratories, Inc. (b)	27,230	17,929,866
Intuitive Surgical, Inc. (b)	114,631	41,186,918
Medtronic PLC	432,156	44,706,538
ResMed, Inc.	46,800	12,190,464
STERIS PLC	32,106	7,814,921
Stryker Corp.	107,818	28,832,690
Teleflex, Inc.	15,020	4,933,770
The Cooper Companies, Inc.	15,818	6,626,793
Zimmer Biomet Holdings, Inc.	67,075	8,521,208
		382,636,883
Health Care Providers & Services - 2.7%
AmerisourceBergen Corp.	48,030	6,382,707
Anthem, Inc.	77,937	36,126,917
Cardinal Health, Inc.	90,315	4,650,319
Centene Corp. (b)	187,373	15,439,535
Cigna Corp.	106,421	24,437,454
CVS Health Corp.	423,869	43,726,326
DaVita HealthCare Partners, Inc. (b)	20,991	2,387,936
HCA Holdings, Inc.	76,900	19,757,148
Henry Schein, Inc. (b)	44,570	3,455,512
Humana, Inc.	41,274	19,145,358
Laboratory Corp. of America Holdings (b)	30,731	9,655,988
McKesson Corp.	49,031	12,187,636
Quest Diagnostics, Inc.	39,367	6,810,885
UnitedHealth Group, Inc.	302,428	151,861,196
Universal Health Services, Inc. Class B	23,535	3,051,548
		359,076,465
Health Care Technology - 0.1%
Cerner Corp.	94,404	8,767,299
Life Sciences Tools & Services - 2.0%
Agilent Technologies, Inc.	97,229	15,522,610
Bio-Rad Laboratories, Inc. Class A (b)	6,927	5,233,833
Bio-Techne Corp.	12,605	6,521,071
Charles River Laboratories International, Inc. (b)	16,188	6,099,315
Danaher Corp.	204,219	67,190,093
Illumina, Inc. (b)	50,192	19,095,044
IQVIA Holdings, Inc. (b)	61,358	17,311,546
Mettler-Toledo International, Inc. (b)	7,382	12,528,804
PerkinElmer, Inc.	40,513	8,145,544
Thermo Fisher Scientific, Inc.	126,533	84,427,879
Waters Corp. (b)	19,582	7,296,253
West Pharmaceutical Services, Inc.	23,795	11,160,093
		260,532,085
Pharmaceuticals - 3.7%
Bristol-Myers Squibb Co.	712,759	44,440,524
Catalent, Inc. (b)	54,936	7,033,456
Eli Lilly & Co.	254,946	70,421,184
Johnson & Johnson	845,329	144,610,432
Merck & Co., Inc.	811,090	62,161,938
Organon & Co.	81,321	2,476,224
Pfizer, Inc.	1,802,303	106,425,992
Viatris, Inc.	388,384	5,254,836
Zoetis, Inc. Class A	151,927	37,074,746
		479,899,332

TOTAL HEALTH CARE		1,721,584,467

INDUSTRIALS - 7.7%
Aerospace & Defense - 1.4%
General Dynamics Corp.	74,422	15,514,754
Howmet Aerospace, Inc.	123,253	3,923,143
Huntington Ingalls Industries, Inc.	12,880	2,405,211
L3Harris Technologies, Inc.	63,015	13,437,319
Lockheed Martin Corp.	78,814	28,011,284
Northrop Grumman Corp.	47,855	18,523,235
Raytheon Technologies Corp.	480,618	41,361,985
Textron, Inc.	70,674	5,456,033
The Boeing Co. (b)	177,396	35,713,363
TransDigm Group, Inc. (b)	16,814	10,698,412
		175,044,739
Air Freight & Logistics - 0.6%
C.H. Robinson Worldwide, Inc.	41,841	4,503,347
Expeditors International of Washington, Inc.	54,375	7,302,019
FedEx Corp.	78,463	20,293,670
United Parcel Service, Inc. Class B	234,112	50,179,566
		82,278,602
Airlines - 0.2%
Alaska Air Group, Inc. (b)	40,284	2,098,796
American Airlines Group, Inc. (a)(b)	207,913	3,734,117
Delta Air Lines, Inc. (b)	205,561	8,033,324
Southwest Airlines Co. (b)	190,065	8,142,385
United Airlines Holdings, Inc. (b)	103,822	4,545,327
		26,553,949
Building Products - 0.5%
A.O. Smith Corp.	42,755	3,670,517
Allegion PLC	28,786	3,812,418
Carrier Global Corp.	278,251	15,092,334
Fortune Brands Home & Security, Inc.	43,689	4,670,354
Johnson Controls International PLC	227,541	18,501,359
Masco Corp.	78,270	5,496,119
Trane Technologies PLC	76,268	15,408,424
		66,651,525
Commercial Services & Supplies - 0.4%
Cintas Corp.	28,223	12,507,587
Copart, Inc. (b)	68,519	10,388,851
Republic Services, Inc.	67,145	9,363,370
Rollins, Inc.	72,647	2,485,254
Waste Management, Inc.	123,572	20,624,167
		55,369,229
Construction & Engineering - 0.0%
Quanta Services, Inc.	45,687	5,238,471
Electrical Equipment - 0.6%
AMETEK, Inc.	74,292	10,923,896
Eaton Corp. PLC	127,999	22,120,787
Emerson Electric Co.	191,966	17,847,079
Generac Holdings, Inc. (b)	20,259	7,129,547
Rockwell Automation, Inc.	37,245	12,992,918
		71,014,227
Industrial Conglomerates - 1.0%
3M Co.	185,030	32,866,879
General Electric Co.	352,625	33,312,484
Honeywell International, Inc.	221,053	46,091,761
Roper Technologies, Inc.	33,874	16,661,266
		128,932,390
Machinery - 1.5%
Caterpillar, Inc.	173,699	35,910,531
Cummins, Inc.	45,911	10,015,026
Deere & Co.	90,601	31,066,177
Dover Corp.	46,229	8,395,186
Fortive Corp.	115,138	8,783,878
IDEX Corp.	24,399	5,765,972
Illinois Tool Works, Inc.	91,716	22,635,509
Ingersoll Rand, Inc.	130,848	8,095,566
Otis Worldwide Corp.	136,403	11,876,609
PACCAR, Inc.	111,482	9,839,401
Parker Hannifin Corp.	41,457	13,188,301
Pentair PLC	53,236	3,887,825
Snap-On, Inc.	17,227	3,710,351
Stanley Black & Decker, Inc.	52,354	9,875,011
Westinghouse Air Brake Tech Co.	59,905	5,517,850
Xylem, Inc.	57,869	6,939,650
		195,502,843
Professional Services - 0.4%
Equifax, Inc.	39,176	11,470,341
IHS Markit Ltd.	128,070	17,023,064
Jacobs Engineering Group, Inc.	41,841	5,825,522
Leidos Holdings, Inc.	45,178	4,016,324
Nielsen Holdings PLC	115,216	2,363,080
Robert Half International, Inc.	35,754	3,987,286
Verisk Analytics, Inc.	51,749	11,836,549
		56,522,166
Road & Rail - 0.9%
CSX Corp.	712,167	26,777,479
J.B. Hunt Transport Services, Inc.	27,014	5,521,662
Norfolk Southern Corp.	78,135	23,261,571
Old Dominion Freight Lines, Inc.	29,913	10,720,221
Union Pacific Corp.	206,417	52,002,635
		118,283,568
Trading Companies & Distributors - 0.2%
Fastenal Co.	184,676	11,830,345
United Rentals, Inc. (b)	23,240	7,722,420
W.W. Grainger, Inc.	13,890	7,198,354
		26,751,119

TOTAL INDUSTRIALS		1,008,142,828

INFORMATION TECHNOLOGY - 29.0%
Communications Equipment - 0.9%
Arista Networks, Inc. (b)	72,040	10,355,750
Cisco Systems, Inc.	1,354,284	85,820,977
F5, Inc. (b)	19,357	4,736,851
Juniper Networks, Inc.	104,373	3,727,160
Motorola Solutions, Inc.	54,239	14,736,736
		119,377,474
Electronic Equipment & Components - 0.7%
Amphenol Corp. Class A	192,053	16,796,955
CDW Corp.	43,585	8,925,336
Corning, Inc.	246,652	9,182,854
IPG Photonics Corp. (b)	11,479	1,975,995
Keysight Technologies, Inc. (b)	59,157	12,216,512
TE Connectivity Ltd.	104,789	16,906,657
Teledyne Technologies, Inc. (b)	14,970	6,540,243
Trimble, Inc. (b)	80,538	7,022,108
Zebra Technologies Corp. Class A (b)	17,163	10,215,418
		89,782,078
IT Services - 4.5%
Accenture PLC Class A	202,823	84,080,275
Akamai Technologies, Inc. (b)	52,093	6,096,965
Automatic Data Processing, Inc.	135,315	33,365,973
Broadridge Financial Solutions, Inc.	37,405	6,838,382
Cognizant Technology Solutions Corp. Class A	168,674	14,964,757
DXC Technology Co. (b)	80,873	2,603,302
EPAM Systems, Inc. (b)	18,215	12,175,817
Fidelity National Information Services, Inc.	195,537	21,342,864
Fiserv, Inc. (b)	190,814	19,804,585
FleetCor Technologies, Inc. (b)	26,041	5,829,017
Gartner, Inc. (b)	26,406	8,828,054
Global Payments, Inc.	93,174	12,595,261
IBM Corp.	287,966	38,489,536
Jack Henry & Associates, Inc.	23,815	3,976,867
MasterCard, Inc. Class A	278,553	100,089,664
Paychex, Inc.	103,064	14,068,236
PayPal Holdings, Inc. (b)	377,274	71,146,331
VeriSign, Inc. (b)	31,020	7,873,496
Visa, Inc. Class A (a)	538,489	116,695,951
		580,865,333
Semiconductors & Semiconductor Equipment - 6.3%
Advanced Micro Devices, Inc. (b)	387,771	55,800,247
Analog Devices, Inc.	172,580	30,334,387
Applied Materials, Inc.	289,940	45,624,958
Broadcom, Inc.	132,171	87,947,905
Enphase Energy, Inc. (b)	43,317	7,924,412
Intel Corp.	1,305,919	67,254,829
KLA Corp.	48,690	20,942,056
Lam Research Corp.	45,213	32,514,929
Microchip Technology, Inc.	178,199	15,514,005
Micron Technology, Inc.	359,198	33,459,294
Monolithic Power Systems, Inc.	13,904	6,859,260
NVIDIA Corp.	802,750	236,096,803
NXP Semiconductors NV	85,397	19,451,729
Qorvo, Inc. (b)	35,344	5,527,448
Qualcomm, Inc.	359,635	65,766,452
Skyworks Solutions, Inc.	53,024	8,226,143
SolarEdge Technologies, Inc. (b)	16,833	4,722,835
Teradyne, Inc.	52,339	8,558,997
Texas Instruments, Inc.	296,552	55,891,155
Xilinx, Inc.	79,602	16,878,012
		825,295,856
Software - 9.5%
Adobe, Inc. (b)	152,780	86,635,427
ANSYS, Inc. (b)	28,019	11,238,981
Autodesk, Inc. (b)	70,595	19,850,608
Cadence Design Systems, Inc. (b)	88,994	16,584,032
Ceridian HCM Holding, Inc. (b)	43,832	4,578,691
Citrix Systems, Inc.	40,146	3,797,410
Fortinet, Inc. (b)	43,577	15,661,574
Intuit, Inc.	90,926	58,485,422
Microsoft Corp.	2,410,801	810,800,592
NortonLifeLock, Inc.	186,791	4,852,830
Oracle Corp.	517,891	45,165,274
Paycom Software, Inc. (b)	15,444	6,412,194
PTC, Inc. (b)	33,912	4,108,439
Salesforce.com, Inc. (b)	314,358	79,887,799
ServiceNow, Inc. (b)	63,900	41,478,129
Synopsys, Inc. (b)	48,971	18,045,814
Tyler Technologies, Inc. (b)	13,148	7,072,967
		1,234,656,183
Technology Hardware, Storage & Peripherals - 7.1%
Apple, Inc.	5,004,670	888,679,234
Hewlett Packard Enterprise Co.	419,820	6,620,561
HP, Inc.	370,104	13,941,818
NetApp, Inc.	71,908	6,614,817
Seagate Technology Holdings PLC	65,750	7,428,435
Western Digital Corp. (b)	99,967	6,518,848
		929,803,713

TOTAL INFORMATION TECHNOLOGY		3,779,780,637

MATERIALS - 2.5%
Chemicals - 1.8%
Air Products & Chemicals, Inc.	71,079	21,626,497
Albemarle Corp. U.S.	37,562	8,780,869
Celanese Corp. Class A	34,921	5,868,823
CF Industries Holdings, Inc.	68,942	4,879,715
Corteva, Inc.	234,049	11,065,837
Dow, Inc.	237,462	13,468,845
DuPont de Nemours, Inc.	166,364	13,438,884
Eastman Chemical Co.	43,104	5,211,705
Ecolab, Inc.	80,053	18,779,633
FMC Corp.	40,800	4,483,512
International Flavors & Fragrances, Inc.	81,728	12,312,323
Linde PLC	164,578	57,014,757
LyondellBasell Industries NV Class A	84,375	7,781,906
PPG Industries, Inc.	76,231	13,145,274
Sherwin-Williams Co.	77,455	27,276,553
The Mosaic Co.	118,912	4,672,052
		229,807,185
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	20,028	8,822,735
Vulcan Materials Co.	42,610	8,844,984
		17,667,719
Containers & Packaging - 0.3%
Amcor PLC	493,030	5,921,290
Avery Dennison Corp.	26,607	5,762,278
Ball Corp.	103,985	10,010,636
International Paper Co.	124,258	5,837,641
Packaging Corp. of America	30,461	4,147,265
Sealed Air Corp.	47,723	3,219,871
WestRock Co.	85,727	3,802,850
		38,701,831
Metals & Mining - 0.3%
Freeport-McMoRan, Inc.	471,527	19,676,822
Newmont Corp.	256,061	15,880,903
Nucor Corp.	91,769	10,475,431
		46,033,156

TOTAL MATERIALS		332,209,891

REAL ESTATE - 2.8%
Equity Real Estate Investment Trusts (REITs) - 2.7%
Alexandria Real Estate Equities, Inc.	45,282	10,096,075
American Tower Corp.	146,232	42,772,860
AvalonBay Communities, Inc.	44,875	11,334,976
Boston Properties, Inc.	45,643	5,257,161
Crown Castle International Corp.	138,783	28,969,563
Digital Realty Trust, Inc.	91,128	16,117,809
Duke Realty Corp.	122,249	8,024,424
Equinix, Inc.	28,913	24,455,772
Equity Residential (SBI)	109,589	9,917,805
Essex Property Trust, Inc.	20,890	7,358,085
Extra Space Storage, Inc.	42,997	9,748,710
Federal Realty Investment Trust	22,462	3,062,020
Healthpeak Properties, Inc.	172,946	6,241,621
Host Hotels & Resorts, Inc. (b)	229,246	3,986,588
Iron Mountain, Inc.	93,016	4,867,527
Kimco Realty Corp.	198,404	4,890,659
Mid-America Apartment Communities, Inc.	36,966	8,481,479
Prologis (REIT), Inc.	237,400	39,968,664
Public Storage	48,988	18,348,945
Realty Income Corp.	181,677	13,006,256
Regency Centers Corp.	49,600	3,737,360
SBA Communications Corp. Class A	34,930	13,588,469
Simon Property Group, Inc.	105,514	16,857,972
UDR, Inc.	93,208	5,591,548
Ventas, Inc.	128,075	6,547,194
Vornado Realty Trust	51,032	2,136,200
Welltower, Inc.	139,774	11,988,416
Weyerhaeuser Co.	240,514	9,904,367
		347,258,525
Real Estate Management & Development - 0.1%
CBRE Group, Inc.	107,460	11,660,485

TOTAL REAL ESTATE		358,919,010

UTILITIES - 2.5%
Electric Utilities - 1.6%
Alliant Energy Corp.	80,384	4,941,204
American Electric Power Co., Inc.	161,734	14,389,474
Duke Energy Corp.	246,999	25,910,195
Edison International	121,985	8,325,476
Entergy Corp.	64,509	7,266,939
Evergy, Inc.	73,524	5,044,482
Eversource Energy	110,419	10,045,921
Exelon Corp.	314,155	18,145,593
FirstEnergy Corp.	174,806	7,270,182
NextEra Energy, Inc.	630,053	58,821,748
NRG Energy, Inc.	78,661	3,388,716
Pinnacle West Capital Corp.	36,237	2,557,970
PPL Corp.	241,007	7,244,670
Southern Co.	340,304	23,338,048
Xcel Energy, Inc.	173,007	11,712,574
		208,403,192
Gas Utilities - 0.0%
Atmos Energy Corp.	42,624	4,465,716
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	213,750	5,194,125
Multi-Utilities - 0.7%
Ameren Corp.	82,676	7,358,991
CenterPoint Energy, Inc.	201,691	5,629,196
CMS Energy Corp.	93,019	6,050,886
Consolidated Edison, Inc.	113,593	9,691,755
Dominion Energy, Inc.	260,061	20,430,392
DTE Energy Co.	62,188	7,433,954
NiSource, Inc.	126,053	3,480,323
Public Service Enterprise Group, Inc.	162,393	10,836,485
Sempra Energy	102,541	13,564,123
WEC Energy Group, Inc.	101,304	9,833,579
		94,309,684
Water Utilities - 0.1%
American Water Works Co., Inc.	58,307	11,011,860

TOTAL UTILITIES		323,384,577

TOTAL COMMON STOCKS
(Cost $3,725,075,571)		12,958,413,663

Money Market Funds - 1.7%
Fidelity Cash Central Fund 0.08% (c)	74,647,068	74,661,998
Fidelity Securities Lending Cash Central Fund 0.08% (c)(d)	138,606,630	138,620,491
TOTAL MONEY MARKET FUNDS
(Cost $213,280,172)		213,282,489
TOTAL INVESTMENT IN SECURITIES - 101.1%
(Cost $3,938,355,743)		13,171,696,152
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(137,408,893)
NET ASSETS - 100%		$13,034,287,259

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini S&P 500 Index Contracts (United States)	356	March 2022	$84,701,300	$1,959,384	$1,959,384

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$72,153,345	$784,579,851	$782,071,545	$56,815	$347	$--	$74,661,998	0.1%
Fidelity Securities Lending Cash Central Fund 0.08%	55,728,020	1,276,093,376	1,193,200,905	117,506	360	(360)	138,620,491	0.4%
Total	$127,881,365	$ 2,060,673,227	$ 1,975,272,450	$174,321	$707	$(360)	$213,282,489

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$1,316,214,197	$1,316,214,197	$--	$--
Consumer Discretionary	1,625,430,594	1,625,430,594	--	--
Consumer Staples	761,554,861	761,554,861	--	--
Energy	346,180,484	346,180,484	--	--
Financials	1,385,012,117	1,385,012,117	--	--
Health Care	1,721,584,467	1,721,584,467	--	--
Industrials	1,008,142,828	1,008,142,828	--	--
Information Technology	3,779,780,637	3,779,780,637	--	--
Materials	332,209,891	332,209,891	--	--
Real Estate	358,919,010	358,919,010	--	--
Utilities	323,384,577	323,384,577	--	--
Money Market Funds	213,282,489	213,282,489	--	--
Total Investments in Securities:	$13,171,696,152	$13,171,696,152	$--	$--
Derivative Instruments:
Assets
Futures Contracts	$1,959,384	$1,959,384	$--	$--
Total Assets	$1,959,384	$1,959,384	$--	$--
Total Derivative Instruments:	$1,959,384	$1,959,384	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$1,959,384	$0
Total Equity Risk	1,959,384	0
Total Value of Derivatives	$1,959,384	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $134,983,809) — See accompanying schedule: Unaffiliated issuers (cost $3,725,075,571)	$12,958,413,663
Fidelity Central Funds (cost $213,280,172)	213,282,489
Total Investment in Securities (cost $3,938,355,743)		$13,171,696,152
Segregated cash with brokers for derivative instruments		4,013,500
Receivable for fund shares sold		1,723,511
Dividends receivable		7,800,295
Distributions receivable from Fidelity Central Funds		16,023
Other receivables		40,600
Total assets		13,185,290,081
Liabilities
Payable for fund shares redeemed	$10,538,733
Accrued management fee	481,009
Distribution and service plan fees payable	532,503
Payable for daily variation margin on futures contracts	240,802
Other affiliated payables	587,900
Other payables and accrued expenses	22,325
Collateral on securities loaned	138,599,550
Total liabilities		151,002,822
Net Assets		$13,034,287,259
Net Assets consist of:
Paid in capital		$3,708,877,907
Total accumulated earnings (loss)		9,325,409,352
Net Assets		$13,034,287,259
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($10,323,306,991 ÷ 22,045,499 shares)		$468.27
Service Class:
Net Asset Value, offering price and redemption price per share ($175,058,069 ÷ 375,389 shares)		$466.34
Service Class 2:
Net Asset Value, offering price and redemption price per share ($2,535,922,199 ÷ 5,489,662 shares)		$461.95

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$161,187,946
Interest		796
Income from Fidelity Central Funds (including $117,506 from security lending)		174,321
Total income		161,363,063
Expenses
Management fee	$5,236,553
Transfer agent fees	6,400,231
Distribution and service plan fees	5,892,145
Independent trustees' fees and expenses	39,448
Legal	3,202
Total expenses before reductions	17,571,579
Expense reductions	(61)
Total expenses after reductions		17,571,518
Net investment income (loss)		143,791,545
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	71,968,625
Fidelity Central Funds	707
Futures contracts	27,280,720
Total net realized gain (loss)		99,250,052
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,654,923,204
Fidelity Central Funds	(360)
Futures contracts	173,525
Total change in net unrealized appreciation (depreciation)		2,655,096,369
Net gain (loss)		2,754,346,421
Net increase (decrease) in net assets resulting from operations		$2,898,137,966

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$143,791,545	$144,294,391
Net realized gain (loss)	99,250,052	72,709,353
Change in net unrealized appreciation (depreciation)	2,655,096,369	1,242,113,335
Net increase (decrease) in net assets resulting from operations	2,898,137,966	1,459,117,079
Distributions to shareholders	(226,094,161)	(181,638,785)
Share transactions - net increase (decrease)	276,243,190	(466,996,900)
Total increase (decrease) in net assets	2,948,286,995	810,481,394
Net Assets
Beginning of period	10,086,000,264	9,275,518,870
End of period	$13,034,287,259	$10,086,000,264

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Index 500 Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$371.59	$320.35	$252.46	$271.18	$227.46
Income from Investment Operations
Net investment income (loss)A	5.42	5.43	5.54	5.09	4.71
Net realized and unrealized gain (loss)	99.69	52.57	72.46	(17.22)	44.36
Total from investment operations	105.11	58.00	78.00	(12.13)	49.07
Distributions from net investment income	(5.38)	(5.72)	(5.82)	(5.28)B	(4.57)
Distributions from net realized gain	(3.04)	(1.04)	(4.29)	(1.31)B	(.78)
Total distributions	(8.43)C	(6.76)	(10.11)	(6.59)	(5.35)
Net asset value, end of period	$468.27	$371.59	$320.35	$252.46	$271.18
Total ReturnD,E	28.58%	18.24%	31.35%	(4.49)%	21.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.28%	1.70%	1.90%	1.82%	1.89%
Supplemental Data
Net assets, end of period (000 omitted)	$10,323,307	$7,930,738	$7,294,879	$5,719,086	$6,139,813
Portfolio turnover rateH	2%	8%	7%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions per share do not sum due to rounding.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$370.12	$319.14	$251.57	$270.23	$226.70
Income from Investment Operations
Net investment income (loss)A	4.97	5.09	5.23	4.79	4.44
Net realized and unrealized gain (loss)	99.27	52.34	72.18	(17.13)	44.21
Total from investment operations	104.24	57.43	77.41	(12.34)	48.65
Distributions from net investment income	(4.98)	(5.41)	(5.55)	(5.01)B	(4.34)
Distributions from net realized gain	(3.04)	(1.04)	(4.29)	(1.31)B	(.78)
Total distributions	(8.02)	(6.45)	(9.84)	(6.32)	(5.12)
Net asset value, end of period	$466.34	$370.12	$319.14	$251.57	$270.23
Total ReturnC,D	28.45%	18.13%	31.22%	(4.59)%	21.59%
Ratios to Average Net AssetsE,F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.18%	1.60%	1.80%	1.72%	1.79%
Supplemental Data
Net assets, end of period (000 omitted)	$175,058	$138,695	$117,666	$89,704	$92,965
Portfolio turnover rateG	2%	8%	7%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Index 500 Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018	2017
Selected Per–Share Data
Net asset value, beginning of period	$366.73	$316.37	$249.51	$267.78	$224.72
Income from Investment Operations
Net investment income (loss)A	4.30	4.61	4.77	4.34	4.04
Net realized and unrealized gain (loss)	98.34	51.78	71.54	(16.96)	43.79
Total from investment operations	102.64	56.39	76.31	(12.62)	47.83
Distributions from net investment income	(4.38)	(4.99)	(5.16)	(4.34)B	(3.99)
Distributions from net realized gain	(3.04)	(1.04)	(4.29)	(1.31)B	(.78)
Total distributions	(7.42)	(6.03)	(9.45)	(5.65)	(4.77)
Net asset value, end of period	$461.95	$366.73	$316.37	$249.51	$267.78
Total ReturnC,D	28.26%	17.95%	31.02%	(4.73)%	21.41%
Ratios to Average Net AssetsE,F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.03%	1.45%	1.65%	1.57%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$2,535,922	$2,016,568	$1,862,974	$1,016,922	$1,502,688
Portfolio turnover rateG	2%	8%	7%	5%	5%

 A Calculated based on average shares outstanding during the period.

 B The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Index 500 Portfolio	$22,325

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, deferred Trustee compensation, certain deemed dividends and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$9,347,685,521
Gross unrealized depreciation	(135,326,714)
Net unrealized appreciation (depreciation)	$9,212,358,807
Tax Cost	$3,959,337,345

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$31,400,146
Undistributed long-term capital gain	$81,650,397
Net unrealized appreciation (depreciation) on securities and other investments	$9,212,358,807

The tax character of distributions paid was as follows:

	December 31, 2021	December 31, 2020
Ordinary Income	$170,527,925	$ 157,435,503
Long-term Capital Gains	55,566,236	24,203,281

Total	$226,094,161	$ 181,638,784

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Index 500 Portfolio	520,371,955	282,085,004

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is based on an annual rate of .045% of the Fund's average net assets. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. In addition, under an expense contract, the investment adviser pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$156,782
Service Class 2	5,735,363
$5,892,145

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$5,052,221
Service Class	86,230
Service Class 2	1,261,780
$6,400,231

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Index 500 Portfolio	$12,283	$3	$–

9. Expense Reductions.

Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $61.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Index 500 Portfolio
Distributions to shareholders
Initial Class	$182,479,752	$145,636,522
Service Class	2,994,448	2,382,180
Service Class 2	40,619,961	33,620,083
Total	$226,094,161	$181,638,785

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year ended December 31, 2020	Year ended December 31, 2021	Year ended December 31, 2020
VIP Index 500 Portfolio
Initial Class
Shares sold	2,745,150	3,059,684	$1,148,896,729	$932,410,160
Reinvestment of distributions	436,935	415,674	182,479,752	145,636,521
Shares redeemed	(2,479,063)	(4,904,628)	(1,048,210,036)	(1,523,166,500)
Net increase (decrease)	703,022	(1,429,270)	$283,166,445	$(445,119,819)
Service Class
Shares sold	23,523	34,884	$9,835,903	$10,894,556
Reinvestment of distributions	7,222	6,820	2,994,448	2,382,180
Shares redeemed	(30,087)	(35,666)	(12,494,804)	(11,130,854)
Net increase (decrease)	658	6,038	$335,547	$2,145,882
Service Class 2
Shares sold	417,151	1,893,648	$170,508,643	$579,777,299
Reinvestment of distributions	99,223	97,397	40,619,961	33,620,083
Shares redeemed	(525,457)	(2,380,870)	(218,387,406)	(637,420,345)
Net increase (decrease)	(9,083)	(389,825)	$(7,258,802)	$(24,022,963)

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP: Index 500 Portfolio	41%

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Fund's performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the "Fund"), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 15, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Index 500 Portfolio
Initial Class	.10%
Actual		$1,000.00	$1,116.10	$.53
Hypothetical-C		$1,000.00	$1,024.70	$.51
Service Class	.20%
Actual		$1,000.00	$1,115.60	$1.07
Hypothetical-C		$1,000.00	$1,024.20	$1.02
Service Class 2.35%
Actual		$1,000.00	$1,114.70	$1.87
Hypothetical-C		$1,000.00	$1,023.44	$1.79

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Index 500 Portfolio
Initial Class	02/04/22	02/04/22	$1.018	$3.092
Service Class	02/04/22	02/04/22	$0.946	$3.092
Service Class 2	02/04/22	02/04/22	$0.835	$3.092

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2021, $81,676,611, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 63% and 100%; Service Class designates 66% and 100%; and Service Class 2 designates 70% and 100%; of the dividends distributed in February and December, respectively, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Board Approval of Investment Advisory Contracts

VIP Index 500 Portfolio

At its July 2021 meeting, the Board of Trustees, including a majority of the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to Geode on behalf of the fund by 0.05 basis points, effective August 1, 2021. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreement (Advisory Contracts). At its May 2021 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should continue to benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the Amended Contract would result in no change in the fund's management fee and total expense ratio and considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its May 2021 and July 2021 meetings that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered and that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its May 2021 meeting, the Board concluded that it was satisfied that Fidelity's profitability in connection with the operation of the fund was not excessive. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on Fidelity's profitability.

Economies of Scale.  The Board has previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its May 2021 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on any potential economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the sub-advisory fee arrangement is fair and reasonable, and that the fund's Amended Contract should be approved.

VIPIDX-ANN-0322
1.540028.124

Fidelity® Variable Insurance Products:

Total Market Index Portfolio

Extended Market Index Portfolio

International Index Portfolio

Annual Report

December 31, 2021

Contents

Note to Shareholders
VIP Total Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP Extended Market Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
VIP International Index Portfolio
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

The funds or securities referred to herein are not sponsored, endorsed, or promoted by Fidelity Product Services LLC (FPS), and FPS bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the relationship between FPS and any related funds.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2022 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Funds nor Fidelity Distributors Corporation is a bank.

Note to Shareholders:

Early in 2020, the outbreak and spread of COVID-19 emerged as a public health emergency that had a major influence on financial markets, primarily based on its impact on the global economy and corporate earnings. On March 11, 2020, the World Health Organization declared the COVID-19 outbreak a pandemic, citing sustained risk of further global spread. The pandemic prompted a number of measures to limit the spread of COVID-19, including travel and border restrictions, quarantines, and restrictions on large gatherings. In turn, these resulted in lower consumer activity, diminished demand for a wide range of products and services, disruption in manufacturing and supply chains, and – given the wide variability in outcomes regarding the outbreak – significant market uncertainty and volatility. To help stem the turmoil, the U.S. government took unprecedented action – in concert with the U.S. Federal Reserve and central banks around the world – to help support consumers, businesses, and the broader economy, and to limit disruption to the financial system.

In general, the overall impact of the pandemic lessened in 2021, amid a resilient economy and widespread distribution of three COVID-19 vaccines granted emergency use authorization from the U.S. Food and Drug Administration (FDA) early in the year. Still, the situation remains dynamic, and the extent and duration of its influence on financial markets and the economy is highly uncertain, due in part to a recent spike in cases based on highly contagious variants of the coronavirus.

Extreme events such as the COVID-19 crisis are exogenous shocks that can have significant adverse effects on mutual funds and their investments. Although multiple asset classes may be affected by market disruption, the duration and impact may not be the same for all types of assets. Fidelity is committed to helping you stay informed amid news about COVID-19 and during increased market volatility, and we continue to take extra steps to be responsive to customer needs. We encourage you to visit us online, where we offer ongoing updates, commentary, and analysis on the markets and our funds.

VIP Total Market Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Initial Class	25.69%	17.91%
Service Class	25.55%	17.83%
Service Class 2	25.38%	17.62%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Total Market Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Total Investable Market Index℠ and S&P 500 Index performed over the same period.

Period Ending Values
$18,426	VIP Total Market Index Portfolio - Initial Class
$18,516	Fidelity U.S. Total Investable Market Index℠
$18,822	S&P 500

VIP Total Market Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 25% to 26%, roughly in line with the 26.03% advance of the benchmark Fidelity U.S. Total Investable Market Index. By sector, information technology gained about 30% and contributed most. Financials, which gained 35%, also helped, as did consumer discretionary, which advanced 23%. The health care sector rose 20%, communication services gained roughly 19%, driven by the media & entertainment industry (+23%), and industrials advanced about 20%. Other notable contributors included the real estate (+39%), energy (+56%), consumer staples (+18%), materials (+28%), and utilities (+18%) sectors. Turning to individual stocks, the top contributor was Microsoft (+53%), from the software & services segment. In technology hardware & equipment, Apple (+35%) was helpful, and Alphabet (+65%) from the media & entertainment category also contributed. Nvidia, within the semiconductors & semiconductor equipment industry, rose 126%, and Tesla, within the automobiles & components group, gained 50% and boosted the fund. Conversely, the biggest individual detractor was PayPal Holdings (-19%), from the software & services segment, followed by Disney (-15%), which is in the media & entertainment group. Within software & services, Zoom Video Communications returned approximately -45% and hurt. Other detractors were Peloton Interactive (-74%), a stock in the consumer durables & apparel category, and Uber Technologies (-28%), from the transportation industry.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Total Market Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Apple, Inc.	5.7
Microsoft Corp.	5.2
Amazon.com, Inc.	3.0
Alphabet, Inc. Class A	1.8
Tesla, Inc.	1.7
Alphabet, Inc. Class C	1.7
Meta Platforms, Inc. Class A	1.6
NVIDIA Corp.	1.5
Berkshire Hathaway, Inc. Class B	1.2
UnitedHealth Group, Inc.	1.0
24.4

Top Market Sectors as of December 31, 2021

% of fund's net assets
Information Technology	27.6
Health Care	12.9
Consumer Discretionary	12.1
Financials	11.0
Communication Services	9.0
Industrials	8.6
Consumer Staples	5.3
Real Estate	3.4
Materials	2.7
Energy	2.5

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	99.9%
Short-Term Investments and Net Other Assets (Liabilities)	0.1%

 * Foreign investments - 3.3%

VIP Total Market Index Portfolio

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
COMMUNICATION SERVICES - 9.0%
Diversified Telecommunication Services - 0.9%
Anterix, Inc. (a)	209	$12,281
AT&T, Inc.	84,552	2,079,979
ATN International, Inc.	136	5,433
Bandwidth, Inc. (a)(b)	283	20,308
Cogent Communications Group, Inc.	502	36,736
Consolidated Communications Holdings, Inc. (a)	851	6,365
EchoStar Holding Corp. Class A (a)	506	13,333
Globalstar, Inc. (a)	8,379	9,720
IDT Corp. Class B (a)	194	8,567
Iridium Communications, Inc. (a)	1,566	64,660
Liberty Global PLC:
Class A (a)	1,889	52,401
Class C (a)	4,267	119,860
Liberty Latin America Ltd.:
Class A (a)	908	10,587
Class C (a)	1,386	15,800
Lumen Technologies, Inc. (b)	11,772	147,739
Ooma, Inc. (a)	242	4,946
Radius Global Infrastructure, Inc. (a)	659	10,610
Verizon Communications, Inc.	49,028	2,547,495
		5,166,820
Entertainment - 1.5%
Activision Blizzard, Inc.	9,210	612,741
AMC Entertainment Holdings, Inc. Class A (a)(b)	6,077	165,294
Cinemark Holdings, Inc. (a)(b)	1,211	19,521
Electronic Arts, Inc.	3,370	444,503
Lions Gate Entertainment Corp.:
Class A (a)(b)	744	12,380
Class B (a)	1,457	22,423
Live Nation Entertainment, Inc. (a)	1,558	186,477
LiveOne, Inc. (a)	750	960
Madison Square Garden Entertainment Corp. (a)(b)	298	20,961
Madison Square Garden Sports Corp. (a)	195	33,877
Marcus Corp. (a)(b)	212	3,786
Netflix, Inc. (a)	5,241	3,157,388
Playtika Holding Corp.	1,233	21,319
Roku, Inc. Class A (a)	1,379	314,688
Sciplay Corp. (A Shares) (a)	253	3,486
Take-Two Interactive Software, Inc. (a)	1,380	245,254
The Walt Disney Co. (a)	21,519	3,333,078
Warner Music Group Corp. Class A	1,135	49,009
World Wrestling Entertainment, Inc. Class A	535	26,397
Zynga, Inc. (a)	12,221	78,214
		8,751,756
Interactive Media & Services - 5.4%
Alphabet, Inc.:
Class A (a)	3,568	10,336,639
Class C (a)	3,334	9,647,229
Angi, Inc. (a)(b)	930	8,565
Bumble, Inc.	839	28,409
CarGurus, Inc. Class A (a)	1,025	34,481
Cars.com, Inc. (a)	741	11,923
Eventbrite, Inc. (a)(b)	937	16,341
EverQuote, Inc. Class A (a)	320	5,011
IAC (a)	987	129,011
Liberty TripAdvisor Holdings, Inc. (a)	766	1,662
Match Group, Inc. (a)	3,277	433,383
MediaAlpha, Inc. Class A (a)	332	5,126
Meta Platforms, Inc. Class A (a)	28,229	9,494,824
Pinterest, Inc. Class A (a)	6,575	239,001
QuinStreet, Inc. (a)	570	10,368
Snap, Inc. Class A (a)	12,404	583,360
TripAdvisor, Inc. (a)	1,143	31,158
TrueCar, Inc. (a)	928	3,155
Twitter, Inc. (a)	9,447	408,299
Vimeo, Inc. (a)	1,826	32,795
Yelp, Inc. (a)	810	29,354
Ziff Davis, Inc. (a)	572	63,412
Zoominfo Technologies, Inc. (a)	2,152	138,158
		31,691,664
Media - 1.1%
Altice U.S.A., Inc. Class A (a)	2,656	42,974
AMC Networks, Inc. Class A (a)	347	11,951
Audacy, Inc. Class A (a)	1,278	3,284
Boston Omaha Corp. (a)	213	6,119
Cable One, Inc.	59	104,044
Cardlytics, Inc. (a)(b)	389	25,709
Cbdmd, Inc. (a)(b)	345	373
Charter Communications, Inc. Class A (a)	1,502	979,259
Clear Channel Outdoor Holdings, Inc. (a)	5,695	18,850
Comcast Corp. Class A	54,245	2,730,151
Discovery Communications, Inc.:
Class A (a)	2,018	47,504
Class C (non-vtg.) (a)	3,613	82,738
DISH Network Corp. Class A (a)	2,961	96,055
E.W. Scripps Co. Class A	687	13,293
Fluent, Inc. (a)	328	653
Fox Corp.:
Class A	3,835	141,512
Class B	1,755	60,144
Gannett Co., Inc. (a)	1,697	9,045
Gray Television, Inc.	1,043	21,027
iHeartMedia, Inc. (a)	1,306	27,478
Interpublic Group of Companies, Inc.	4,653	174,255
John Wiley & Sons, Inc. Class A	502	28,750
Liberty Broadband Corp.:
Class A (a)	293	47,144
Class C (a)	1,718	276,770
Liberty Media Corp.:
Liberty Braves Class A (a)	248	7,130
Liberty Braves Class C (a)	311	8,739
Liberty Formula One Group Series C (a)	2,332	147,476
Liberty Media Class A (a)	355	21,066
Liberty SiriusXM Series A (a)	960	48,816
Liberty SiriusXM Series C (a)	1,869	95,039
Loyalty Ventures, Inc. (a)	223	6,706
Magnite, Inc. (a)	1,384	24,220
National CineMedia, Inc.	734	2,063
News Corp.:
Class A	4,593	102,470
Class B	1,484	33,390
Nexstar Broadcasting Group, Inc. Class A	497	75,037
Omnicom Group, Inc.	2,537	185,886
PubMatic, Inc.	265	9,023
Scholastic Corp.	338	13,506
Sinclair Broadcast Group, Inc. Class A (b)	614	16,228
Sirius XM Holdings, Inc. (b)	11,019	69,971
TechTarget, Inc. (a)(b)	304	29,081
Tegna, Inc.	2,582	47,922
The New York Times Co. Class A	1,981	95,682
ViacomCBS, Inc.:
Class A	536	17,886
Class B	6,699	202,176
WideOpenWest, Inc. (a)	640	13,773
		6,222,368
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (a)(b)	836	11,311
NII Holdings, Inc. (a)(c)	363	94
Shenandoah Telecommunications Co.	602	15,351
T-Mobile U.S., Inc. (a)	6,947	805,713
Telephone & Data Systems, Inc.	1,160	23,374
U.S. Cellular Corp. (a)	191	6,020
		861,863

TOTAL COMMUNICATION SERVICES		52,694,471

CONSUMER DISCRETIONARY - 12.1%
Auto Components - 0.3%
Adient PLC (a)	1,126	53,913
American Axle & Manufacturing Holdings, Inc. (a)	1,345	12,549
Aptiv PLC (a)	3,203	528,335
Autoliv, Inc.	929	96,068
BorgWarner, Inc.	2,837	127,864
Cooper-Standard Holding, Inc. (a)	219	4,908
Dana, Inc.	1,712	39,068
Dorman Products, Inc. (a)	339	38,310
Fox Factory Holding Corp. (a)	501	85,220
Gentex Corp.	2,832	98,695
Gentherm, Inc. (a)	392	34,065
LCI Industries	294	45,826
Lear Corp.	705	128,980
Modine Manufacturing Co. (a)	666	6,720
Motorcar Parts of America, Inc. (a)	233	3,977
Patrick Industries, Inc.	273	22,028
Standard Motor Products, Inc.	233	12,207
Stoneridge, Inc. (a)	331	6,534
Tenneco, Inc. (a)	852	9,628
The Goodyear Tire & Rubber Co. (a)	3,338	71,166
Veoneer, Inc. (a)(b)	1,194	42,363
Visteon Corp. (a)	333	37,010
XPEL, Inc. (a)	197	13,451
		1,518,885
Automobiles - 2.1%
Ford Motor Co.	46,439	964,538
General Motors Co. (a)	17,188	1,007,732
Harley-Davidson, Inc.	1,824	68,747
Tesla, Inc. (a)	9,609	10,154,599
Thor Industries, Inc. (b)	662	68,696
Winnebago Industries, Inc.	407	30,492
Workhorse Group, Inc. (a)(b)	1,211	5,280
		12,300,084
Distributors - 0.1%
Funko, Inc. (a)	377	7,088
Genuine Parts Co.	1,693	237,359
LKQ Corp.	3,196	191,856
Pool Corp.	475	268,850
		705,153
Diversified Consumer Services - 0.1%
2U, Inc. (a)	847	16,999
Adtalem Global Education, Inc. (a)	565	16,701
American Public Education, Inc. (a)	218	4,851
Aspen Group, Inc. (a)(b)	151	356
Bright Horizons Family Solutions, Inc. (a)	717	90,256
Carriage Services, Inc.	193	12,437
Chegg, Inc. (a)	1,697	52,098
Frontdoor, Inc. (a)	1,012	37,090
Graham Holdings Co.	47	29,602
Grand Canyon Education, Inc. (a)	530	45,426
H&R Block, Inc.	2,127	50,112
Houghton Mifflin Harcourt Co. (a)	1,492	24,021
Laureate Education, Inc. Class A	1,235	15,116
OneSpaWorld Holdings Ltd. (a)(b)	613	6,142
Perdoceo Education Corp. (a)	828	9,737
Regis Corp. (a)	276	480
Service Corp. International	1,979	140,489
Strategic Education, Inc. (b)	276	15,964
Stride, Inc. (a)	497	16,565
Terminix Global Holdings, Inc. (a)	1,487	67,257
Vivint Smart Home, Inc. Class A (a)(b)	535	5,232
WW International, Inc. (a)	657	10,597
Xpresspa Group, Inc. (a)(b)	1,422	2,872
		670,400
Hotels, Restaurants & Leisure - 2.0%
Accel Entertainment, Inc. (a)	654	8,515
Airbnb, Inc. Class A	3,986	663,629
ARAMARK Holdings Corp.	3,029	111,619
Bally's Corp. (a)	332	12,636
BJ's Restaurants, Inc. (a)	263	9,087
Bloomin' Brands, Inc. (a)	961	20,162
Booking Holdings, Inc. (a)	486	1,166,026
Boyd Gaming Corp. (a)	971	63,668
Brinker International, Inc. (a)	521	19,063
Caesars Entertainment, Inc. (a)	2,527	236,350
Carnival Corp. (a)	9,454	190,214
Carrols Restaurant Group, Inc.	392	1,160
Century Casinos, Inc. (a)	312	3,800
Chipotle Mexican Grill, Inc. (a)	333	582,167
Choice Hotels International, Inc. (b)	389	60,680
Churchill Downs, Inc.	411	99,010
Chuy's Holdings, Inc. (a)	239	7,199
Cracker Barrel Old Country Store, Inc.	276	35,505
Darden Restaurants, Inc.	1,545	232,739
Dave & Buster's Entertainment, Inc. (a)	470	18,048
Del Taco Restaurants, Inc.	378	4,706
Denny's Corp. (a)	713	11,408
Dine Brands Global, Inc.	213	16,148
Domino's Pizza, Inc.	436	246,048
DraftKings, Inc. Class A (a)(b)	3,921	107,710
Drive Shack, Inc. (a)	941	1,346
El Pollo Loco Holdings, Inc. (a)	249	3,533
Everi Holdings, Inc. (a)	1,066	22,759
Expedia, Inc. (a)	1,720	310,838
Fiesta Restaurant Group, Inc. (a)	174	1,916
GAN Ltd. (a)(b)	480	4,411
Golden Entertainment, Inc. (a)	246	12,430
Hilton Grand Vacations, Inc. (a)	1,048	54,611
Hilton Worldwide Holdings, Inc. (a)	3,299	514,611
Hyatt Hotels Corp. Class A (a)	573	54,951
Jack in the Box, Inc.	251	21,957
Las Vegas Sands Corp. (a)	4,074	153,345
Lindblad Expeditions Holdings (a)	311	4,852
Marriott International, Inc. Class A (a)	3,239	535,212
Marriott Vacations Worldwide Corp.	501	84,659
McDonald's Corp.	8,844	2,370,811
MGM Resorts International	4,734	212,462
Monarch Casino & Resort, Inc. (a)	148	10,945
Noodles & Co. (a)	561	5,088
Norwegian Cruise Line Holdings Ltd. (a)(b)	4,380	90,841
Papa John's International, Inc.	389	51,920
Penn National Gaming, Inc. (a)	1,857	96,285
Planet Fitness, Inc. (a)	991	89,765
Playa Hotels & Resorts NV (a)	1,556	12,417
PlayAGS, Inc. (a)	367	2,492
RCI Hospitality Holdings, Inc.	86	6,698
Red Robin Gourmet Burgers, Inc. (a)(b)	192	3,174
Red Rock Resorts, Inc.	727	39,992
Royal Caribbean Cruises Ltd. (a)	2,654	204,093
Ruth's Hospitality Group, Inc. (a)	364	7,244
Scientific Games Corp. Class A (a)	1,144	76,454
SeaWorld Entertainment, Inc. (a)	600	38,916
Shake Shack, Inc. Class A (a)	470	33,915
Six Flags Entertainment Corp. (a)	907	38,620
Starbucks Corp.	13,965	1,633,486
Texas Roadhouse, Inc. Class A	829	74,013
The Cheesecake Factory, Inc. (a)(b)	579	22,668
Travel+Leisure Co.	1,009	55,767
Vail Resorts, Inc.	477	156,408
Wendy's Co.	2,086	49,751
Wingstop, Inc.	354	61,171
Wyndham Hotels & Resorts, Inc.	1,106	99,153
Wynn Resorts Ltd. (a)	1,246	105,960
Yum! Brands, Inc.	3,499	485,871
		11,845,108
Household Durables - 0.5%
Bassett Furniture Industries, Inc.	128	2,147
Beazer Homes U.S.A., Inc. (a)	338	7,848
Casper Sleep, Inc. (a)(b)	418	2,792
Cavco Industries, Inc. (a)	99	31,447
Century Communities, Inc.	350	28,627
D.R. Horton, Inc.	3,860	418,617
Dream Finders Homes, Inc. (b)	303	5,893
Ethan Allen Interiors, Inc.	219	5,758
Flexsteel Industries, Inc.	89	2,391
Garmin Ltd.	1,800	245,106
GoPro, Inc. Class A (a)	1,508	15,547
Green Brick Partners, Inc. (a)	567	17,197
Helen of Troy Ltd. (a)	287	70,163
Hooker Furnishings Corp.	145	3,376
Hovnanian Enterprises, Inc. Class A (a)	60	7,637
Installed Building Products, Inc.	279	38,982
iRobot Corp. (a)(b)	331	21,806
KB Home	1,075	48,085
La-Z-Boy, Inc.	517	18,772
Leggett & Platt, Inc.	1,588	65,362
Lennar Corp.:
Class A	3,079	357,657
Class B	395	37,770
LGI Homes, Inc. (a)	260	40,165
Lovesac (a)(b)	161	10,668
M.D.C. Holdings, Inc.	658	36,736
M/I Homes, Inc. (a)	333	20,706
Meritage Homes Corp. (a)	450	54,927
Mohawk Industries, Inc. (a)	662	120,603
Newell Brands, Inc.	4,476	97,756
NVR, Inc. (a)	40	236,355
PulteGroup, Inc.	3,072	175,596
Purple Innovation, Inc. (a)(b)	646	8,572
Skyline Champion Corp. (a)	633	49,994
Sonos, Inc. (a)	1,457	43,419
Taylor Morrison Home Corp. (a)	1,492	52,160
Tempur Sealy International, Inc.	2,322	109,204
Toll Brothers, Inc.	1,368	99,030
TopBuild Corp. (a)	390	107,605
TRI Pointe Homes, Inc. (a)	1,328	37,038
Tupperware Brands Corp. (a)(b)	546	8,348
Universal Electronics, Inc. (a)	141	5,746
VOXX International Corp. (a)	113	1,149
Vuzix Corp. (a)(b)	776	6,728
Whirlpool Corp.	742	174,118
ZAGG, Inc. rights (a)(c)	132	12
		2,949,615
Internet & Direct Marketing Retail - 3.2%
1-800-FLOWERS.com, Inc. Class A (a)(b)	340	7,946
Amazon.com, Inc. (a)	5,158	17,198,526
CarParts.com, Inc. (a)	581	6,507
Chewy, Inc. (a)(b)	1,035	61,034
Duluth Holdings, Inc. (a)	98	1,488
eBay, Inc.	7,695	511,718
Etsy, Inc. (a)	1,499	328,191
Groupon, Inc. (a)(b)	252	5,836
Lands' End, Inc. (a)(b)	195	3,828
Liquidity Services, Inc. (a)	330	7,286
Overstock.com, Inc. (a)(b)	505	29,800
PetMed Express, Inc. (b)	230	5,810
Poshmark, Inc. (b)	177	3,014
Quotient Technology, Inc. (a)	1,173	8,704
Qurate Retail, Inc. Series A	4,284	32,558
Revolve Group, Inc. (a)	441	24,714
Shutterstock, Inc.	270	29,938
Stitch Fix, Inc. (a)	887	16,782
The RealReal, Inc. (a)	1,003	11,645
Waitr Holdings, Inc. (a)(b)	734	543
Wayfair LLC Class A (a)(b)	916	174,013
		18,469,881
Leisure Products - 0.1%
Acushnet Holdings Corp.	397	21,073
American Outdoor Brands, Inc. (a)	175	3,488
AMMO, Inc. (b)	1,102	6,006
Brunswick Corp.	916	92,269
Callaway Golf Co. (a)	1,358	37,264
Clarus Corp.	306	8,488
Hasbro, Inc.	1,531	155,825
Johnson Outdoors, Inc. Class A	86	8,057
Malibu Boats, Inc. Class A (a)	246	16,908
MasterCraft Boat Holdings, Inc. (a)	196	5,553
Mattel, Inc. (a)	4,128	89,000
Nautilus, Inc. (a)(b)	321	1,968
Peloton Interactive, Inc. Class A (a)	3,183	113,824
Polaris, Inc.	680	74,739
Smith & Wesson Brands, Inc.	576	10,253
Sturm, Ruger & Co., Inc.	208	14,148
Vista Outdoor, Inc. (a)	674	31,051
YETI Holdings, Inc. (a)	1,040	86,143
		776,057
Multiline Retail - 0.5%
Big Lots, Inc.	395	17,795
Dillard's, Inc. Class A	55	13,476
Dollar General Corp.	2,798	659,852
Dollar Tree, Inc. (a)	2,747	386,008
Franchise Group, Inc.	321	16,743
Kohl's Corp.	1,849	91,322
Macy's, Inc.	3,690	96,604
Nordstrom, Inc. (a)(b)	1,302	29,451
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	708	36,243
Target Corp.	5,860	1,356,238
		2,703,732
Specialty Retail - 2.4%
Abercrombie & Fitch Co. Class A (a)	746	25,983
Academy Sports & Outdoors, Inc. (a)	1,022	44,866
Advance Auto Parts, Inc.	774	185,667
America's Car Mart, Inc. (a)	69	7,066
American Eagle Outfitters, Inc. (b)	1,796	45,475
Asbury Automotive Group, Inc. (a)	229	39,555
AutoNation, Inc. (a)	522	60,996
AutoZone, Inc. (a)	255	534,579
Barnes & Noble Education, Inc. (a)	379	2,581
Bath & Body Works, Inc.	3,130	218,443
Bed Bath & Beyond, Inc. (a)	1,231	17,948
Best Buy Co., Inc.	2,671	271,374
Big 5 Sporting Goods Corp. (b)	290	5,513
Boot Barn Holdings, Inc. (a)	345	42,452
Burlington Stores, Inc. (a)	788	229,710
Caleres, Inc.	434	9,843
Camping World Holdings, Inc. (b)	507	20,483
CarMax, Inc. (a)	1,930	251,344
Carvana Co. Class A (a)	1,001	232,022
Chico's FAS, Inc. (a)	1,494	8,038
Citi Trends, Inc. (a)	117	11,086
Conn's, Inc. (a)	216	5,080
Designer Brands, Inc. Class A (a)	761	10,814
Dick's Sporting Goods, Inc.	776	89,232
Five Below, Inc. (a)	663	137,168
Floor & Decor Holdings, Inc. Class A (a)	1,246	161,992
Foot Locker, Inc.	1,049	45,768
GameStop Corp. Class A (a)(b)	736	109,215
Gap, Inc.	2,557	45,131
Genesco, Inc. (a)	157	10,075
Group 1 Automotive, Inc.	216	42,168
GrowGeneration Corp. (a)(b)	661	8,626
Guess?, Inc.	433	10,253
Haverty Furniture Companies, Inc. (b)	181	5,533
Hibbett, Inc. (b)	176	12,660
Leslie's, Inc. (a)	1,536	36,342
Lithia Motors, Inc. Class A (sub. vtg.)	358	106,308
Lowe's Companies, Inc.	8,371	2,163,736
Lumber Liquidators Holdings, Inc. (a)	357	6,094
MarineMax, Inc. (a)	252	14,878
Monro, Inc.	395	23,017
Murphy U.S.A., Inc.	278	55,389
National Vision Holdings, Inc. (a)	949	45,543
O'Reilly Automotive, Inc. (a)	816	576,284
OneWater Marine, Inc. Class A	119	7,255
Party City Holdco, Inc. (a)(b)	1,285	7,157
Penske Automotive Group, Inc.	376	40,315
Petco Health & Wellness Co., Inc. (b)	968	19,157
Rent-A-Center, Inc.	709	34,060
RH (a)	202	108,260
Ross Stores, Inc.	4,229	483,290
Sally Beauty Holdings, Inc. (a)	1,308	24,146
Shoe Carnival, Inc.	209	8,168
Signet Jewelers Ltd.	630	54,829
Sleep Number Corp. (a)	278	21,295
Sonic Automotive, Inc. Class A (sub. vtg.)	255	12,610
Sportsman's Warehouse Holdings, Inc. (a)	582	6,868
The Aaron's Co., Inc.	397	9,786
The Buckle, Inc.	365	15,443
The Cato Corp. Class A (sub. vtg.)	216	3,707
The Children's Place, Inc. (a)	173	13,717
The Home Depot, Inc.	12,591	5,225,391
The ODP Corp. (a)	560	21,997
Tilly's, Inc.	250	4,028
TJX Companies, Inc.	14,284	1,084,441
Tractor Supply Co.	1,353	322,826
TravelCenters of America LLC (a)	158	8,156
Ulta Beauty, Inc. (a)	648	267,196
Urban Outfitters, Inc. (a)	786	23,077
Victoria's Secret & Co. (a)(b)	903	50,153
Vroom, Inc. (a)(b)	1,571	16,951
Williams-Sonoma, Inc.	890	150,526
Winmark Corp.	34	8,442
Zumiez, Inc. (a)	273	13,101
		14,052,678
Textiles, Apparel & Luxury Goods - 0.8%
Capri Holdings Ltd. (a)	1,798	116,708
Carter's, Inc.	526	53,242
Columbia Sportswear Co.	410	39,950
Crocs, Inc. (a)	738	94,626
Deckers Outdoor Corp. (a)	328	120,150
Fossil Group, Inc. (a)	568	5,845
G-III Apparel Group Ltd. (a)	533	14,732
Hanesbrands, Inc.	4,149	69,371
Kontoor Brands, Inc.	560	28,700
Lakeland Industries, Inc. (a)	60	1,302
Levi Strauss & Co. Class A	1,111	27,808
lululemon athletica, Inc. (a)	1,403	549,204
Movado Group, Inc.	181	7,571
NIKE, Inc. Class B	15,136	2,522,717
Oxford Industries, Inc.	193	19,593
PVH Corp.	845	90,119
Ralph Lauren Corp.	578	68,701
Samsonite International SA (a)(d)	15,600	31,690
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	1,607	69,744
Steven Madden Ltd.	904	42,009
Superior Group of Companies, Inc.	131	2,874
Tapestry, Inc.	3,302	134,061
Under Armour, Inc.:
Class A (sub. vtg.) (a)	2,492	52,805
Class C (non-vtg.) (a)	2,177	39,273
Unifi, Inc. (a)	153	3,542
Vera Bradley, Inc. (a)	270	2,298
VF Corp.	3,858	282,483
Wolverine World Wide, Inc.	984	28,349
		4,519,467

TOTAL CONSUMER DISCRETIONARY		70,511,060

CONSUMER STAPLES - 5.3%
Beverages - 1.2%
Boston Beer Co., Inc. Class A (a)	110	55,561
Brown-Forman Corp. Class B (non-vtg.)	2,169	158,033
Celsius Holdings, Inc. (a)	448	33,407
Coca-Cola Bottling Co. Consolidated	54	33,436
Constellation Brands, Inc. Class A (sub. vtg.)	1,993	500,183
Keurig Dr. Pepper, Inc.	8,739	322,120
MGP Ingredients, Inc. (b)	154	13,088
Molson Coors Beverage Co. Class B	2,235	103,592
Monster Beverage Corp. (a)	4,452	427,570
National Beverage Corp. (b)	291	13,191
Newage, Inc. (a)	1,032	1,063
PepsiCo, Inc.	16,368	2,843,285
The Coca-Cola Co.	46,004	2,723,897
		7,228,426
Food & Staples Retailing - 1.3%
Andersons, Inc.	358	13,858
BJ's Wholesale Club Holdings, Inc. (a)	1,624	108,759
Blue Apron Holdings, Inc.:
rights 10/28/21 (a)	142	0
Class A (a)(b)	142	956
Casey's General Stores, Inc.	440	86,834
Chefs' Warehouse Holdings (a)	366	12,188
Costco Wholesale Corp.	5,236	2,972,477
Grocery Outlet Holding Corp. (a)	1,056	29,864
Ingles Markets, Inc. Class A	164	14,160
Kroger Co.	8,054	364,524
Natural Grocers by Vitamin Cottage, Inc.	99	1,411
Performance Food Group Co. (a)	1,822	83,612
PriceSmart, Inc.	276	20,195
Rite Aid Corp. (a)(b)	652	9,578
SpartanNash Co.	395	10,175
Sprouts Farmers Market LLC (a)	1,344	39,890
Sysco Corp.	6,059	475,934
U.S. Foods Holding Corp. (a)	2,651	92,334
United Natural Foods, Inc. (a)	660	32,393
Walgreens Boots Alliance, Inc.	8,501	443,412
Walmart, Inc.	16,929	2,449,457
Weis Markets, Inc.	186	12,254
		7,274,265
Food Products - 0.9%
Archer Daniels Midland Co.	6,627	447,919
B&G Foods, Inc. Class A (b)	746	22,925
Beyond Meat, Inc. (a)(b)	723	47,111
Bunge Ltd.	1,675	156,378
Cal-Maine Foods, Inc. (a)(b)	437	16,165
Calavo Growers, Inc.	204	8,650
Campbell Soup Co.	2,408	104,652
Conagra Brands, Inc.	5,691	194,348
Darling Ingredients, Inc. (a)	1,922	133,175
Flowers Foods, Inc.	2,364	64,939
Fresh Del Monte Produce, Inc.	405	11,178
Freshpet, Inc. (a)	522	49,731
General Mills, Inc.	7,180	483,788
Hormel Foods Corp.	3,337	162,879
Hostess Brands, Inc. Class A (a)	1,499	30,610
Ingredion, Inc.	798	77,119
J&J Snack Foods Corp.	174	27,485
John B. Sanfilippo & Son, Inc.	95	8,565
Kellogg Co.	3,030	195,193
Laird Superfood, Inc. (a)	47	613
Lamb Weston Holdings, Inc.	1,718	108,887
Lancaster Colony Corp.	237	39,247
Landec Corp. (a)	330	3,663
McCormick & Co., Inc. (non-vtg.)	2,950	285,000
Mondelez International, Inc.	16,554	1,097,696
Pilgrim's Pride Corp. (a)	584	16,469
Post Holdings, Inc. (a)(b)	697	78,573
Sanderson Farms, Inc.	253	48,343
Seaboard Corp.	3	11,805
Seneca Foods Corp. Class A (a)	90	4,316
The Hain Celestial Group, Inc. (a)	990	42,184
The Hershey Co.	1,722	333,155
The J.M. Smucker Co.	1,283	174,257
The Kraft Heinz Co.	7,969	286,087
The Simply Good Foods Co. (a)	1,003	41,695
Tootsie Roll Industries, Inc. (b)	193	6,992
TreeHouse Foods, Inc. (a)	639	25,899
Tyson Foods, Inc. Class A	3,492	304,363
Vital Farms, Inc. (a)(b)	332	5,996
Whole Earth Brands, Inc. Class A (a)(b)	377	4,049
		5,162,099
Household Products - 1.2%
Central Garden & Pet Co. (a)	184	9,684
Central Garden & Pet Co. Class A (non-vtg.) (a)	402	19,236
Church & Dwight Co., Inc.	2,909	298,173
Colgate-Palmolive Co.	9,992	852,717
Energizer Holdings, Inc.	739	29,634
Kimberly-Clark Corp.	3,987	569,822
Procter & Gamble Co.	28,748	4,702,598
Reynolds Consumer Products, Inc. (b)	643	20,190
Spectrum Brands Holdings, Inc.	495	50,351
The Clorox Co.	1,455	253,694
WD-40 Co.	162	39,632
		6,845,731
Personal Products - 0.2%
BellRing Brands, Inc. Class A (a)(b)	421	12,011
Coty, Inc. Class A (a)	3,956	41,538
Edgewell Personal Care Co.	625	28,569
elf Beauty, Inc. (a)	560	18,598
Estee Lauder Companies, Inc. Class A	2,746	1,016,569
Herbalife Nutrition Ltd. (a)	1,182	48,379
Inter Parfums, Inc.	214	22,877
MediFast, Inc.	141	29,530
Nu Skin Enterprises, Inc. Class A	579	29,384
The Honest Co., Inc.	422	3,414
USANA Health Sciences, Inc. (a)	141	14,269
Veru, Inc. (a)	720	4,241
		1,269,379
Tobacco - 0.5%
22nd Century Group, Inc. (a)(b)	2,279	7,042
Altria Group, Inc.	21,827	1,034,382
Douglas Elliman, Inc. (a)	788	9,062
Philip Morris International, Inc.	18,453	1,753,035
Turning Point Brands, Inc.	186	7,027
Universal Corp.	282	15,487
Vector Group Ltd.	1,577	18,104
		2,844,139

TOTAL CONSUMER STAPLES		30,624,039

ENERGY - 2.5%
Energy Equipment & Services - 0.2%
Archrock, Inc.	1,540	11,519
Aspen Aerogels, Inc. (a)	311	15,485
Baker Hughes Co. Class A	9,815	236,149
Bristow Group, Inc. (a)	274	8,678
Cactus, Inc.	673	25,661
Championx Corp. (a)	2,348	47,453
Core Laboratories NV (b)	551	12,293
DMC Global, Inc. (a)	261	10,338
Dril-Quip, Inc. (a)	441	8,679
Expro Group Holdings NV (a)(b)	429	6,156
Halliburton Co.	10,552	241,324
Helix Energy Solutions Group, Inc. (a)	1,487	4,639
Helmerich & Payne, Inc.	1,248	29,578
Liberty Oilfield Services, Inc. Class A (a)	1,215	11,786
Nabors Industries Ltd. (a)	102	8,271
Newpark Resources, Inc. (a)	906	2,664
Nextier Oilfield Solutions, Inc. (a)	1,666	5,914
NOV, Inc.	4,539	61,503
Oceaneering International, Inc. (a)	1,105	12,498
Oil States International, Inc. (a)	760	3,777
Patterson-UTI Energy, Inc.	2,186	18,472
ProPetro Holding Corp. (a)	979	7,930
RPC, Inc. (a)(b)	1,128	5,121
Schlumberger Ltd.	16,562	496,032
Select Energy Services, Inc. Class A (a)	847	5,277
Solaris Oilfield Infrastructure, Inc. Class A	263	1,723
TechnipFMC PLC (a)	4,875	28,860
TETRA Technologies, Inc. (a)	1,488	4,226
Tidewater, Inc. (a)	478	5,119
Transocean Ltd. (United States) (a)(b)	7,023	19,383
U.S. Silica Holdings, Inc. (a)	924	8,686
		1,365,194
Oil, Gas & Consumable Fuels - 2.3%
Alto Ingredients, Inc. (a)(b)	743	3,574
Antero Resources Corp. (a)	3,371	58,993
APA Corp.	4,469	120,171
Arch Resources, Inc.	171	15,616
Berry Corp.	797	6,711
Brigham Minerals, Inc. Class A	557	11,747
Callon Petroleum Co. (a)(b)	470	22,208
Centennial Resource Development, Inc. Class A (a)(b)	2,122	12,690
Cheniere Energy, Inc.	2,792	283,165
Chevron Corp.	22,902	2,687,550
Civitas Resources, Inc.	374	18,315
Clean Energy Fuels Corp. (a)(b)	1,906	11,684
CNX Resources Corp. (a)	2,580	35,475
Comstock Resources, Inc. (a)(b)	1,147	9,279
ConocoPhillips Co.	15,856	1,144,486
CONSOL Energy, Inc. (a)	356	8,085
Continental Resources, Inc. (b)	691	30,929
Coterra Energy, Inc.	4,736	89,984
Crescent Energy, Inc. Class A (a)(b)	334	4,235
CVR Energy, Inc.	338	5,682
Delek U.S. Holdings, Inc. (a)	890	13,341
Denbury, Inc. (a)	601	46,031
Devon Energy Corp.	7,444	327,908
Diamondback Energy, Inc.	2,013	217,102
DT Midstream, Inc.	1,158	55,561
EOG Resources, Inc.	6,914	614,171
EQT Corp. (a)	3,273	71,384
Equitrans Midstream Corp.	4,765	49,270
Exxon Mobil Corp.	50,133	3,067,638
Green Plains, Inc. (a)	642	22,316
Hess Corp.	3,264	241,634
HollyFrontier Corp.	1,788	58,611
International Seaways, Inc. (b)	492	7,223
Kinder Morgan, Inc.	23,085	366,128
Kosmos Energy Ltd. (a)	4,827	16,701
Laredo Petroleum, Inc. (a)(b)	151	9,080
Magnolia Oil & Gas Corp. Class A	1,668	31,475
Marathon Oil Corp.	9,317	152,985
Marathon Petroleum Corp.	7,550	483,125
Matador Resources Co.	1,315	48,550
Murphy Oil Corp.	1,738	45,379
National Energy Services Reunited Corp. (a)	407	3,846
Northern Oil & Gas, Inc.	673	13,850
Occidental Petroleum Corp.	10,500	304,395
ONEOK, Inc.	5,276	310,018
Ovintiv, Inc.	3,085	103,965
Par Pacific Holdings, Inc. (a)	578	9,531
PBF Energy, Inc. Class A (a)	1,089	14,124
PDC Energy, Inc.	1,159	56,536
Peabody Energy Corp. (a)	1,004	10,110
Phillips 66 Co.	5,187	375,850
Pioneer Natural Resources Co.	2,687	488,712
Range Resources Corp. (a)	3,098	55,237
Ranger Oil Corp. (a)	194	5,222
Renewable Energy Group, Inc. (a)	590	25,040
Rex American Resources Corp. (a)	68	6,528
SM Energy Co.	1,456	42,923
Southwestern Energy Co. (a)	7,845	36,558
Talos Energy, Inc. (a)	548	5,370
Targa Resources Corp.	2,688	140,421
Teekay Corp. (a)	1,029	3,231
Teekay Tankers Ltd. (a)(b)	238	2,594
Tellurian, Inc. (a)(b)	4,267	13,142
The Williams Companies, Inc.	14,387	374,637
Uranium Energy Corp. (a)(b)	3,172	10,626
Valero Energy Corp.	4,840	363,532
W&T Offshore, Inc. (a)(b)	1,082	3,495
World Fuel Services Corp.	750	19,853
		13,325,538

TOTAL ENERGY		14,690,732

FINANCIALS - 11.0%
Banks - 4.0%
1st Source Corp.	190	9,424
Allegiance Bancshares, Inc.	230	9,708
Ameris Bancorp	784	38,949
Associated Banc-Corp.	1,791	40,459
Atlantic Union Bankshares Corp.	926	34,531
Banc of California, Inc.	492	9,653
BancFirst Corp.	214	15,100
Bancorp, Inc., Delaware (a)	676	17,110
Bank of America Corp.	87,688	3,901,239
Bank of Hawaii Corp.	469	39,283
Bank OZK	1,445	67,236
BankUnited, Inc.	1,087	45,991
Banner Corp.	395	23,965
Berkshire Hills Bancorp, Inc.	555	15,779
BOK Financial Corp.	356	37,554
Brookline Bancorp, Inc., Delaware	919	14,879
Cadence Bank	1,310	39,025
Camden National Corp.	168	8,091
Cathay General Bancorp	916	39,379
Central Pacific Financial Corp.	342	9,634
CIT Group, Inc.	1,175	60,325
Citigroup, Inc.	24,007	1,449,783
Citizens Financial Group, Inc.	5,046	238,424
City Holding Co.	171	13,986
Columbia Banking Systems, Inc.	865	28,303
Comerica, Inc.	1,583	137,721
Commerce Bancshares, Inc.	1,322	90,874
Community Bank System, Inc.	644	47,965
Community Trust Bancorp, Inc.	166	7,239
ConnectOne Bancorp, Inc.	441	14,425
CrossFirst Bankshares, Inc. (a)	475	7,415
Cullen/Frost Bankers, Inc.	669	84,341
Customers Bancorp, Inc. (a)	359	23,468
CVB Financial Corp.	1,526	32,672
Dime Community Bancshares, Inc.	391	13,748
Eagle Bancorp, Inc.	384	22,403
East West Bancorp, Inc.	1,679	132,104
Eastern Bankshares, Inc.	1,974	39,816
Enterprise Financial Services Corp.	473	22,274
FB Financial Corp.	442	19,368
Fifth Third Bancorp	8,172	355,891
First Bancorp, North Carolina	351	16,048
First Bancorp, Puerto Rico	2,469	34,023
First Bancshares, Inc.	242	9,346
First Busey Corp. (b)	587	15,919
First Citizens Bancshares, Inc.	85	70,536
First Commonwealth Financial Corp.	1,134	18,246
First Financial Bancorp, Ohio	1,129	27,525
First Financial Bankshares, Inc. (b)	1,528	77,684
First Financial Corp., Indiana	108	4,891
First Foundation, Inc.	447	11,112
First Hawaiian, Inc.	1,512	41,323
First Horizon National Corp.	6,520	106,472
First Interstate Bancsystem, Inc. (b)	435	17,691
First Merchants Corp.	646	27,061
First Midwest Bancorp, Inc., Delaware	1,331	27,259
First Republic Bank	2,088	431,193
Five Star Bancorp	106	3,180
Flushing Financial Corp.	360	8,748
FNB Corp., Pennsylvania	3,707	44,966
Fulton Financial Corp.	1,900	32,300
German American Bancorp, Inc.	281	10,953
Glacier Bancorp, Inc.	1,119	63,447
Great Southern Bancorp, Inc.	119	7,051
Great Western Bancorp, Inc.	664	22,549
Hancock Whitney Corp.	1,036	51,821
Hanmi Financial Corp.	375	8,880
HarborOne Bancorp, Inc.	666	9,883
Heartland Financial U.S.A., Inc.	492	24,900
Heritage Commerce Corp.	739	8,824
Heritage Financial Corp., Washington	409	9,996
Hilltop Holdings, Inc.	748	26,285
Home Bancshares, Inc.	1,763	42,929
HomeStreet, Inc.	251	13,052
Hope Bancorp, Inc.	1,461	21,491
Horizon Bancorp, Inc. Indiana	450	9,383
Huntington Bancshares, Inc.	17,479	269,526
Independent Bank Corp.	267	6,373
Independent Bank Corp., Massachusetts	394	32,123
Independent Bank Group, Inc.	437	31,530
International Bancshares Corp.	642	27,214
Investors Bancorp, Inc.	2,706	40,996
JPMorgan Chase & Co.	35,387	5,603,531
KeyCorp	11,314	261,693
Lakeland Bancorp, Inc.	541	10,274
Lakeland Financial Corp.	303	24,282
Live Oak Bancshares, Inc.	383	33,432
M&T Bank Corp.	1,524	234,056
Meta Financial Group, Inc.	375	22,373
Midland States Bancorp, Inc.	252	6,247
National Bank Holdings Corp.	379	16,653
NBT Bancorp, Inc.	504	19,414
Nicolet Bankshares, Inc. (a)	157	13,463
OceanFirst Financial Corp.	768	17,050
OFG Bancorp	632	16,786
Old National Bancorp, Indiana (b)	1,986	35,986
Origin Bancorp, Inc.	244	10,472
Pacific Premier Bancorp, Inc.	1,106	44,273
PacWest Bancorp	1,367	61,747
Park National Corp. (b)	169	23,205
Peoples Bancorp, Inc.	371	11,802
Peoples United Financial, Inc.	5,063	90,223
Pinnacle Financial Partners, Inc.	902	86,141
PNC Financial Services Group, Inc.	5,032	1,009,017
Popular, Inc.	956	78,430
Preferred Bank, Los Angeles	149	10,697
Prosperity Bancshares, Inc.	1,105	79,892
QCR Holdings, Inc.	179	10,024
Regions Financial Corp.	11,303	246,405
Renasant Corp.	655	24,857
S&T Bancorp, Inc.	440	13,869
Sandy Spring Bancorp, Inc.	560	26,925
Seacoast Banking Corp., Florida	669	23,676
ServisFirst Bancshares, Inc.	575	48,841
Signature Bank	717	231,928
Silvergate Capital Corp. (a)	318	47,128
Simmons First National Corp. Class A	1,264	37,389
Southside Bancshares, Inc.	410	17,146
Southstate Corp.	830	66,491
Sterling Bancorp	2,299	59,291
Stock Yards Bancorp, Inc.	305	19,483
SVB Financial Group (a)	695	471,377
Synovus Financial Corp.	1,733	82,959
Texas Capital Bancshares, Inc. (a)	599	36,090
Tompkins Financial Corp.	136	11,367
TowneBank	797	25,177
Trico Bancshares	302	12,974
TriState Capital Holdings, Inc. (a)	342	10,349
Triumph Bancorp, Inc. (a)	286	34,057
Truist Financial Corp.	15,814	925,910
Trustmark Corp.	738	23,955
U.S. Bancorp	15,977	897,428
UMB Financial Corp.	502	53,267
Umpqua Holdings Corp.	2,549	49,043
United Bankshares, Inc., West Virginia	1,520	55,146
United Community Bank, Inc.	1,033	37,126
Univest Corp. of Pennsylvania	341	10,203
Valley National Bancorp	4,813	66,179
Veritex Holdings, Inc.	602	23,948
Washington Trust Bancorp, Inc.	186	10,485
Webster Financial Corp.	1,078	60,196
Wells Fargo & Co.	48,625	2,333,028
WesBanco, Inc.	772	27,012
Westamerica Bancorp.	308	17,781
Western Alliance Bancorp.	1,233	132,732
Wintrust Financial Corp.	676	61,394
Zions Bancorp NA	1,917	121,078
		23,309,116
Capital Markets - 3.1%
Affiliated Managers Group, Inc.	491	80,774
Ameriprise Financial, Inc.	1,346	406,034
Apollo Global Management LLC Class A	2,478	179,482
Ares Management Corp.	1,932	157,014
Artisan Partners Asset Management, Inc.	763	36,349
Assetmark Financial Holdings, Inc. (a)	236	6,186
B. Riley Financial, Inc.	193	17,150
Bank of New York Mellon Corp.	9,404	546,184
BGC Partners, Inc. Class A	3,991	18,558
BlackRock, Inc. Class A	1,694	1,550,959
Blackstone, Inc.	8,121	1,050,776
Blucora, Inc. (a)	568	9,838
BrightSphere Investment Group, Inc.	693	17,741
Carlyle Group LP	1,632	89,597
Cboe Global Markets, Inc.	1,262	164,565
Charles Schwab Corp.	17,777	1,495,046
CME Group, Inc.	4,253	971,640
Cohen & Steers, Inc.	290	26,828
Coinbase Global, Inc. (a)	342	86,311
Cowen Group, Inc. Class A	348	12,563
Diamond Hill Investment Group, Inc.	43	8,352
Donnelley Financial Solutions, Inc. (a)	334	15,745
Evercore, Inc. Class A	474	64,393
FactSet Research Systems, Inc.	447	217,246
Federated Hermes, Inc.	1,170	43,969
Focus Financial Partners, Inc. Class A (a)	610	36,429
Franklin Resources, Inc.	3,334	111,656
Goldman Sachs Group, Inc.	3,992	1,527,140
Greenhill & Co., Inc.	162	2,905
Hamilton Lane, Inc. Class A	409	42,381
Houlihan Lokey	594	61,491
Interactive Brokers Group, Inc.	1,034	82,120
Intercontinental Exchange, Inc.	6,669	912,119
Invesco Ltd.	4,040	93,001
Janus Henderson Group PLC	2,042	85,641
Jefferies Financial Group, Inc.	2,336	90,637
KKR & Co. LP	6,903	514,274
Lazard Ltd. Class A	1,347	58,770
LPL Financial	950	152,086
MarketAxess Holdings, Inc.	450	185,072
Moelis & Co. Class A	729	45,570
Moody's Corp.	1,918	749,132
Morgan Stanley	17,285	1,696,696
Morningstar, Inc.	280	95,757
MSCI, Inc.	976	597,985
NASDAQ, Inc.	1,385	290,864
Northern Trust Corp.	2,469	295,317
Open Lending Corp. (a)	1,208	27,156
Oppenheimer Holdings, Inc. Class A (non-vtg.)	116	5,379
Piper Jaffray Companies	167	29,811
PJT Partners, Inc.	308	22,820
Raymond James Financial, Inc.	2,193	220,177
S&P Global, Inc.	2,854	1,346,888
Sculptor Capital Management, Inc. Class A	226	4,825
SEI Investments Co.	1,275	77,699
State Street Corp.	4,330	402,690
StepStone Group, Inc. Class A	494	20,536
Stifel Financial Corp.	1,244	87,602
StoneX Group, Inc. (a)	198	12,128
T. Rowe Price Group, Inc.	2,689	528,765
Tradeweb Markets, Inc. Class A	1,246	124,774
Victory Capital Holdings, Inc.	197	7,196
Virtu Financial, Inc. Class A	1,050	30,272
Virtus Investment Partners, Inc.	83	24,659
WisdomTree Investments, Inc.	1,308	8,005
		17,981,725
Consumer Finance - 0.6%
Ally Financial, Inc.	4,268	203,199
American Express Co.	7,620	1,246,632
Capital One Financial Corp.	5,282	766,365
Credit Acceptance Corp. (a)(b)	106	72,894
CURO Group Holdings Corp.	287	4,595
Discover Financial Services	3,545	409,660
Encore Capital Group, Inc. (a)(b)	353	21,925
Enova International, Inc. (a)	439	17,981
EZCORP, Inc. (non-vtg.) Class A (a)	613	4,518
FirstCash Holdings, Inc.	483	36,133
Green Dot Corp. Class A (a)	661	23,955
LendingClub Corp. (a)	1,157	27,976
LendingTree, Inc. (a)	140	17,164
Navient Corp.	2,001	42,461
Nelnet, Inc. Class A	242	23,639
OneMain Holdings, Inc.	1,222	61,149
PRA Group, Inc. (a)	521	26,159
PROG Holdings, Inc. (a)	800	36,088
SLM Corp.	3,631	71,422
Synchrony Financial	6,744	312,854
Upstart Holdings, Inc.	548	82,912
World Acceptance Corp. (a)	54	13,253
		3,522,934
Diversified Financial Services - 1.2%
A-Mark Precious Metals, Inc.	109	6,660
Berkshire Hathaway, Inc. Class B (a)	21,953	6,563,947
Cannae Holdings, Inc. (a)	984	34,588
Equitable Holdings, Inc.	4,537	148,768
Voya Financial, Inc.	1,343	89,054
		6,843,017
Insurance - 1.9%
AFLAC, Inc.	7,305	426,539
Alleghany Corp. (a)	164	109,485
Allstate Corp.	3,503	412,128
AMBAC Financial Group, Inc. (a)	556	8,924
American Equity Investment Life Holding Co.	977	38,025
American Financial Group, Inc.	779	106,972
American International Group, Inc.	10,124	575,651
American National Group, Inc.	150	28,326
Amerisafe, Inc.	220	11,843
Aon PLC	2,673	803,397
Arch Capital Group Ltd. (a)	4,693	208,604
Argo Group International Holdings, Ltd.	410	23,825
Arthur J. Gallagher & Co.	2,446	415,013
Assurant, Inc.	697	108,634
Assured Guaranty Ltd.	873	43,825
Axis Capital Holdings Ltd.	898	48,914
Brighthouse Financial, Inc. (a)	989	51,230
Brown & Brown, Inc.	2,762	194,113
BRP Group, Inc. (a)	630	22,749
Chubb Ltd.	5,195	1,004,245
Cincinnati Financial Corp.	1,776	202,340
CNO Financial Group, Inc.	1,500	35,760
eHealth, Inc. (a)	277	7,064
Employers Holdings, Inc.	347	14,359
Enstar Group Ltd. (a)	146	36,148
Erie Indemnity Co. Class A	299	57,605
Everest Re Group Ltd.	472	129,290
Fidelity National Financial, Inc.	3,378	176,264
First American Financial Corp.	1,298	101,543
Genworth Financial, Inc. Class A (a)	6,082	24,632
Globe Life, Inc.	1,109	103,935
GoHealth, Inc. (a)(b)	863	3,271
Goosehead Insurance	229	29,788
Greenlight Capital Re, Ltd. (a)	299	2,344
Hanover Insurance Group, Inc.	426	55,832
Hartford Financial Services Group, Inc.	4,112	283,892
HCI Group, Inc.	77	6,433
Heritage Insurance Holdings, Inc.	263	1,546
Horace Mann Educators Corp.	488	18,886
James River Group Holdings Ltd.	462	13,310
Kemper Corp.	696	40,918
Kinsale Capital Group, Inc.	256	60,900
Lemonade, Inc. (a)(b)	462	19,455
Lincoln National Corp.	2,091	142,732
Loews Corp.	2,395	138,335
Markel Corp. (a)	163	201,142
Marsh & McLennan Companies, Inc.	5,995	1,042,051
MBIA, Inc. (a)(b)	603	9,521
Mercury General Corp.	312	16,555
MetLife, Inc.	8,629	539,226
National Western Life Group, Inc.	28	6,004
Old Republic International Corp.	3,367	82,761
Palomar Holdings, Inc. (a)	285	18,459
Primerica, Inc.	470	72,037
Principal Financial Group, Inc.	2,953	213,590
ProAssurance Corp.	656	16,597
Progressive Corp.	6,930	711,365
Prudential Financial, Inc.	4,578	495,523
Reinsurance Group of America, Inc.	805	88,139
RenaissanceRe Holdings Ltd.	559	94,655
RLI Corp.	476	53,360
Root, Inc. (a)	1,052	3,261
Safety Insurance Group, Inc.	167	14,200
Selective Insurance Group, Inc.	719	58,915
Selectquote, Inc. (a)	1,400	12,684
Siriuspoint Ltd. (a)	1,102	8,959
Stewart Information Services Corp.	325	25,912
The Travelers Companies, Inc.	2,955	462,251
Trean Insurance Group, Inc. (a)	273	2,432
Trupanion, Inc. (a)	405	53,472
United Fire Group, Inc.	225	5,218
Universal Insurance Holdings, Inc.	352	5,984
Unum Group	2,438	59,902
W.R. Berkley Corp.	1,659	136,685
White Mountains Insurance Group Ltd.	37	37,514
Willis Towers Watson PLC	1,528	362,885
		11,260,283
Mortgage Real Estate Investment Trusts - 0.1%
AG Mortgage Investment Trust, Inc.	176	1,804
AGNC Investment Corp.	6,274	94,361
Annaly Capital Management, Inc.	17,150	134,113
Apollo Commercial Real Estate Finance, Inc.	1,601	21,069
Arbor Realty Trust, Inc.	1,683	30,833
Ares Commercial Real Estate Corp.	612	8,898
Armour Residential REIT, Inc. (b)	1,093	10,722
Blackstone Mortgage Trust, Inc.	1,865	57,106
BrightSpire Capital, Inc.	1,201	12,322
Broadmark Realty Capital, Inc.	1,627	15,343
Cherry Hill Mortgage Investment Corp. (b)	214	1,770
Chimera Investment Corp.	2,805	42,299
Dynex Capital, Inc.	494	8,255
Ellington Financial LLC	615	10,510
Franklin BSP Realty Trust, Inc.	364	5,438
Granite Point Mortgage Trust, Inc.	710	8,314
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	949	50,411
Invesco Mortgage Capital, Inc. (b)	3,737	10,389
KKR Real Estate Finance Trust, Inc.	520	10,832
Ladder Capital Corp. Class A	1,363	16,342
MFA Financial, Inc.	4,688	21,377
New Residential Investment Corp.	5,555	59,494
New York Mortgage Trust, Inc.	4,325	16,089
Orchid Island Capital, Inc.	1,723	7,754
PennyMac Mortgage Investment Trust	1,216	21,073
Ready Capital Corp.	691	10,800
Redwood Trust, Inc.	1,338	17,648
Starwood Property Trust, Inc.	3,446	83,738
TPG RE Finance Trust, Inc.	744	9,166
Two Harbors Investment Corp.	3,610	20,830
Western Asset Mortgage Capital Corp.	785	1,656
		820,756
Thrifts & Mortgage Finance - 0.1%
Axos Financial, Inc. (a)	622	34,776
Capitol Federal Financial, Inc.	1,411	15,987
Columbia Financial, Inc. (a)	467	9,742
Essent Group Ltd.	1,331	60,600
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	108	13,384
Flagstar Bancorp, Inc.	616	29,531
Kearny Financial Corp.	929	12,309
Merchants Bancorp	227	10,744
MGIC Investment Corp.	4,036	58,199
Mr. Cooper Group, Inc. (a)	1,010	42,026
New York Community Bancorp, Inc.	5,505	67,216
NMI Holdings, Inc. (a)	1,011	22,090
Northfield Bancorp, Inc.	536	8,662
Northwest Bancshares, Inc.	1,462	20,702
Ocwen Financial Corp. (a)	113	4,517
PennyMac Financial Services, Inc.	387	27,005
Premier Financial Corp.	452	13,971
Provident Financial Services, Inc.	982	23,784
Radian Group, Inc.	2,157	45,577
Rocket Companies, Inc.	1,596	22,344
TFS Financial Corp.	531	9,489
Trustco Bank Corp., New York	215	7,162
Walker & Dunlop, Inc.	350	52,808
Washington Federal, Inc.	823	27,472
Waterstone Financial, Inc.	278	6,077
WSFS Financial Corp.	556	27,867
		674,041

TOTAL FINANCIALS		64,411,872

HEALTH CARE - 12.9%
Biotechnology - 2.3%
2seventy bio, Inc. (a)(b)	261	6,689
4D Molecular Therapeutics, Inc.	280	6,143
AbbVie, Inc.	20,923	2,832,974
Abeona Therapeutics, Inc. (a)	425	143
ACADIA Pharmaceuticals, Inc. (a)	1,407	32,839
ADMA Biologics, Inc. (a)(b)	1,006	1,418
Adverum Biotechnologies, Inc. (a)	840	1,478
Aeglea BioTherapeutics, Inc. (a)	447	2,123
Agenus, Inc. (a)	2,460	7,921
Agios Pharmaceuticals, Inc. (a)	699	22,976
Akebia Therapeutics, Inc. (a)	2,302	5,203
Akero Therapeutics, Inc. (a)(b)	340	7,191
Akouos, Inc. (a)(b)	215	1,828
Albireo Pharma, Inc. (a)(b)	203	4,728
Aldeyra Therapeutics, Inc. (a)	572	2,288
Alector, Inc. (a)	689	14,228
Aligos Therapeutics, Inc. (a)(b)	287	3,407
Alkermes PLC (a)	1,880	43,729
Allakos, Inc. (a)	403	3,945
Allogene Therapeutics, Inc. (a)	924	13,786
Allovir, Inc. (a)	364	4,710
Alnylam Pharmaceuticals, Inc. (a)	1,407	238,599
Altimmune, Inc. (a)	442	4,049
ALX Oncology Holdings, Inc. (a)	242	5,201
Amgen, Inc.	6,722	1,512,248
Amicus Therapeutics, Inc. (a)	2,775	32,051
AnaptysBio, Inc. (a)	242	8,410
Anavex Life Sciences Corp. (a)(b)	884	15,329
Anika Therapeutics, Inc. (a)	160	5,733
Annexon, Inc. (a)	353	4,056
Apellis Pharmaceuticals, Inc. (a)	841	39,762
Applied Genetic Technologies Corp. (a)(b)	442	840
Applied Molecular Transport, Inc. (a)	141	1,971
Applied Therapeutics, Inc. (a)(b)	174	1,557
Arbutus Biopharma Corp. (a)	889	3,458
Arcturus Therapeutics Holdings, Inc. (a)(b)	270	9,993
Arcus Biosciences, Inc. (a)(b)	541	21,894
Arcutis Biotherapeutics, Inc. (a)	313	6,492
Ardelyx, Inc. (a)(b)	634	697
Arena Pharmaceuticals, Inc. (a)	716	66,545
Arrowhead Pharmaceuticals, Inc. (a)	1,237	82,013
Assembly Biosciences, Inc. (a)(b)	212	494
Atara Biotherapeutics, Inc. (a)	1,011	15,933
Athenex, Inc. (a)	650	884
Athersys, Inc. (a)(b)	2,232	2,015
Atreca, Inc. (a)(b)	323	979
Avalo Therapeutics, Inc. (a)	1,155	1,964
Avid Bioservices, Inc. (a)	704	20,543
Avidity Biosciences, Inc. (a)(b)	490	11,647
Avita Medical, Inc. (a)	229	2,743
AVROBIO, Inc. (a)	308	1,186
Beam Therapeutics, Inc. (a)(b)	512	40,801
BeyondSpring, Inc. (a)(b)	331	1,499
BioAtla, Inc.	208	4,083
BioCryst Pharmaceuticals, Inc. (a)(b)	2,132	29,528
Biogen, Inc. (a)	1,765	423,459
Biohaven Pharmaceutical Holding Co. Ltd. (a)	684	94,262
BioMarin Pharmaceutical, Inc. (a)	2,171	191,808
BioXcel Therapeutics, Inc. (a)(b)	256	5,204
Black Diamond Therapeutics, Inc. (a)(b)	136	725
bluebird bio, Inc. (a)(b)	784	7,832
Blueprint Medicines Corp. (a)	696	74,549
Bolt Biotherapeutics, Inc. (b)	168	823
BrainStorm Cell Therpeutic, Inc. (a)(b)	213	852
BridgeBio Pharma, Inc. (a)(b)	1,280	21,350
Burning Rock Biotech Ltd. ADR (a)	543	5,175
C4 Therapeutics, Inc. (a)	423	13,621
Calithera Biosciences, Inc. (a)	574	382
Capricor Therapeutics, Inc. (a)(b)	203	595
CareDx, Inc. (a)	619	28,152
Catalyst Biosciences, Inc. (a)	343	314
Catalyst Pharmaceutical Partners, Inc. (a)	1,205	8,158
Cel-Sci Corp. (a)	580	4,118
Celldex Therapeutics, Inc. (a)	555	21,445
ChemoCentryx, Inc. (a)	558	20,317
Chimerix, Inc. (a)	836	5,375
Chinook Therapeutics, Inc. (a)	532	8,677
Clene, Inc. (a)(b)	278	1,140
Clovis Oncology, Inc. (a)(b)	1,320	3,577
Codiak Biosciences, Inc. (a)	210	2,339
Coherus BioSciences, Inc. (a)	704	11,236
Concert Pharmaceuticals, Inc. (a)	140	441
Corbus Pharmaceuticals Holdings, Inc. (a)(b)	1,277	786
Cortexyme, Inc. (a)(b)	208	2,625
Crinetics Pharmaceuticals, Inc. (a)	355	10,086
Cue Biopharma, Inc. (a)(b)	395	4,467
Cullinan Oncology, Inc.	334	5,154
Cyclerion Therapeutics, Inc. (a)	325	559
Cytokinetics, Inc. (a)(b)	991	45,170
CytomX Therapeutics, Inc. (a)	648	2,806
Deciphera Pharmaceuticals, Inc. (a)	468	4,572
Denali Therapeutics, Inc. (a)	1,081	48,213
DermTech, Inc. (a)(b)	281	4,440
Dynavax Technologies Corp. (a)(b)	1,278	17,981
Dyne Therapeutics, Inc. (a)	389	4,625
Eagle Pharmaceuticals, Inc. (a)	145	7,383
Editas Medicine, Inc. (a)(b)	825	21,904
Eiger Biopharmaceuticals, Inc. (a)	282	1,464
Emergent BioSolutions, Inc. (a)	553	24,039
Enanta Pharmaceuticals, Inc. (a)	208	15,554
Epizyme, Inc. (a)	887	2,218
Exact Sciences Corp. (a)	2,036	158,462
Exelixis, Inc. (a)	3,738	68,331
Fate Therapeutics, Inc. (a)(b)	952	55,702
FibroGen, Inc. (a)	1,024	14,438
Foghorn Therapeutics, Inc. (a)(b)	242	5,535
Forma Therapeutics Holdings, Inc. (a)	418	5,944
Fortress Biotech, Inc. (a)	901	2,253
Frequency Therapeutics, Inc. (a)(b)	259	1,329
G1 Therapeutics, Inc. (a)(b)	513	5,238
Generation Bio Co. (a)	518	3,667
Geron Corp. (a)(b)	3,852	4,699
Gilead Sciences, Inc.	14,835	1,077,169
Global Blood Therapeutics, Inc. (a)	673	19,699
GlycoMimetics, Inc. (a)	740	1,066
Gossamer Bio, Inc. (a)(b)	566	6,401
Gt Biopharma, Inc. (a)(b)	251	766
Halozyme Therapeutics, Inc. (a)	1,679	67,513
Harpoon Therapeutics, Inc. (a)(b)	185	1,397
Heat Biologics, Inc. (a)(b)	167	508
Heron Therapeutics, Inc. (a)(b)	1,282	11,705
Homology Medicines, Inc. (a)(b)	424	1,543
Horizon Therapeutics PLC (a)	2,673	288,042
iBio, Inc. (a)(b)	2,199	1,207
Ideaya Biosciences, Inc. (a)	380	8,983
IGM Biosciences, Inc. (a)	85	2,493
Immatics NV (a)	334	4,489
ImmunityBio, Inc. (a)(b)	861	5,235
ImmunoGen, Inc. (a)	2,199	16,317
Immunovant, Inc. (a)(b)	611	5,206
Incyte Corp. (a)	2,219	162,875
Inhibrx, Inc. (a)	233	10,175
Inovio Pharmaceuticals, Inc. (a)(b)	2,402	11,986
Inozyme Pharma, Inc. (a)	75	512
Insmed, Inc. (a)	1,340	36,502
Intellia Therapeutics, Inc. (a)	808	95,538
Intercept Pharmaceuticals, Inc. (a)(b)	316	5,148
Invitae Corp. (a)(b)	2,367	36,144
Ionis Pharmaceuticals, Inc. (a)	1,652	50,270
Iovance Biotherapeutics, Inc. (a)	1,590	30,353
Ironwood Pharmaceuticals, Inc. Class A (a)	1,888	22,014
iTeos Therapeutics, Inc. (a)	249	11,593
Iveric Bio, Inc. (a)	1,168	19,529
Jounce Therapeutics, Inc. (a)	450	3,758
Kalvista Pharmaceuticals, Inc. (a)	180	2,381
Karuna Therapeutics, Inc. (a)	251	32,881
Karyopharm Therapeutics, Inc. (a)(b)	856	5,504
Keros Therapeutics, Inc. (a)(b)	169	9,888
Kiniksa Pharmaceuticals Ltd. (a)	328	3,861
Kinnate Biopharma, Inc. (b)	197	3,491
Kodiak Sciences, Inc. (a)	389	32,979
Kronos Bio, Inc. (a)(b)	497	6,754
Krystal Biotech, Inc. (a)	209	14,620
Kura Oncology, Inc. (a)	815	11,410
Kymera Therapeutics, Inc. (a)	425	26,983
Ligand Pharmaceuticals, Inc. Class B (a)(b)	194	29,965
Lineage Cell Therapeutics, Inc. (a)	1,681	4,118
Macrogenics, Inc. (a)	611	9,807
Madrigal Pharmaceuticals, Inc. (a)(b)	156	13,219
Magenta Therapeutics, Inc. (a)	324	1,435
MannKind Corp. (a)(b)	3,032	13,250
Matinas BioPharma Holdings, Inc. (a)	2,346	2,369
MediciNova, Inc. (a)(b)	307	823
MEI Pharma, Inc. (a)(b)	1,253	3,346
Mersana Therapeutics, Inc. (a)	953	5,928
Mirati Therapeutics, Inc. (a)	545	79,946
Mirum Pharmaceuticals, Inc. (a)(b)	149	2,377
Moderna, Inc. (a)	4,158	1,056,049
Molecular Templates, Inc. (a)	354	1,388
Morphic Holding, Inc. (a)	301	14,261
Mustang Bio, Inc. (a)	365	606
Myriad Genetics, Inc. (a)	905	24,978
Natera, Inc. (a)	1,031	96,285
Neoleukin Therapeutics, Inc. (a)	363	1,750
Neubase Therapeutics, Inc. (a)	153	430
Neurocrine Biosciences, Inc. (a)	1,122	95,561
NextCure, Inc. (a)	318	1,908
Nkarta, Inc. (a)	207	3,177
Novavax, Inc. (a)(b)	882	126,188
Nurix Therapeutics, Inc. (a)	462	13,375
Olema Pharmaceuticals, Inc. (a)	344	3,220
Oncorus, Inc. (a)(b)	103	543
Opko Health, Inc. (a)	4,729	22,746
ORIC Pharmaceuticals, Inc. (a)(b)	410	6,027
Ovid Therapeutics, Inc. (a)	403	1,294
Oyster Point Pharma, Inc. (a)(b)	191	3,488
Palatin Technologies, Inc. (a)(b)	1,636	837
Passage Bio, Inc. (a)	461	2,927
PDL BioPharma, Inc. (a)(c)	644	1,591
PMV Pharmaceuticals, Inc. (a)	322	7,438
Poseida Therapeutics, Inc. (a)	553	3,766
Praxis Precision Medicines, Inc. (a)	412	8,116
Precigen, Inc. (a)(b)	1,100	4,081
Precision BioSciences, Inc. (a)	634	4,692
Prelude Therapeutics, Inc. (a)(b)	118	1,469
Protagonist Therapeutics, Inc. (a)	558	19,084
Prothena Corp. PLC (a)	420	20,748
PTC Therapeutics, Inc. (a)	832	33,139
Puma Biotechnology, Inc. (a)	355	1,079
Radius Health, Inc. (a)	466	3,225
RAPT Therapeutics, Inc. (a)	255	9,366
Recro Pharma, Inc. (a)	85	145
Regeneron Pharmaceuticals, Inc. (a)	1,245	786,242
REGENXBIO, Inc. (a)	473	15,467
Relay Therapeutics, Inc. (a)(b)	757	23,247
Repligen Corp. (a)	605	160,228
Replimune Group, Inc. (a)	375	10,163
Revolution Medicines, Inc. (a)	722	18,173
Rhythm Pharmaceuticals, Inc. (a)(b)	420	4,192
Rigel Pharmaceuticals, Inc. (a)(b)	1,949	5,165
Rocket Pharmaceuticals, Inc. (a)(b)	504	11,002
Rubius Therapeutics, Inc. (a)(b)	522	5,053
Sage Therapeutics, Inc. (a)	592	25,184
Sangamo Therapeutics, Inc. (a)	1,476	11,070
Sarepta Therapeutics, Inc. (a)	944	85,007
Scholar Rock Holding Corp. (a)(b)	326	8,098
Seagen, Inc. (a)	1,574	243,340
Selecta Biosciences, Inc. (a)(b)	1,036	3,377
Seres Therapeutics, Inc. (a)	822	6,847
Sesen Bio, Inc. (a)	1,904	1,552
Shattuck Labs, Inc. (a)	342	2,910
Silverback Therapeutics, Inc.	158	1,052
Sorrento Therapeutics, Inc. (a)(b)	3,406	15,838
Spectrum Pharmaceuticals, Inc. (a)	2,348	2,982
Spero Therapeutics, Inc. (a)(b)	279	4,467
Springworks Therapeutics, Inc. (a)	312	19,338
Spruce Biosciences, Inc. (a)	97	433
SQZ Biotechnologies Co. (a)(b)	326	2,911
Stoke Therapeutics, Inc. (a)	287	6,885
Sutro Biopharma, Inc. (a)	557	8,288
Syndax Pharmaceuticals, Inc. (a)	511	11,186
Syros Pharmaceuticals, Inc. (a)(b)	476	1,552
T2 Biosystems, Inc. (a)(b)	1,090	563
Talaris Therapeutics, Inc. (a)	202	3,089
Taysha Gene Therapies, Inc. (a)(b)	311	3,623
TCR2 Therapeutics, Inc. (a)	251	1,170
TG Therapeutics, Inc. (a)	1,585	30,115
Travere Therapeutics, Inc. (a)	642	19,928
Trevena, Inc. (a)	2,135	1,244
Turning Point Therapeutics, Inc. (a)	598	28,525
Twist Bioscience Corp. (a)(b)	587	45,428
Ultragenyx Pharmaceutical, Inc. (a)	805	67,692
uniQure B.V. (a)	411	8,524
United Therapeutics Corp. (a)	530	114,522
UNITY Biotechnology, Inc. (a)	354	517
Vanda Pharmaceuticals, Inc. (a)	643	10,089
Vaxart, Inc. (a)(b)	1,419	8,897
Vaxcyte, Inc. (a)	377	8,969
VBI Vaccines, Inc. (a)	2,574	6,023
Veracyte, Inc. (a)	833	34,320
Verastem, Inc. (a)	2,557	5,242
Vericel Corp. (a)(b)	560	22,008
Vertex Pharmaceuticals, Inc. (a)	3,072	674,611
Viking Therapeutics, Inc. (a)	775	3,565
Vir Biotechnology, Inc. (a)	876	36,678
Vor Biopharma, Inc. (a)(b)	157	1,824
Voyager Therapeutics, Inc. (a)	176	477
Xbiotech, Inc.	170	1,892
Xencor, Inc. (a)	690	27,683
Y-mAbs Therapeutics, Inc. (a)	462	7,489
Zentalis Pharmaceuticals, Inc. (a)	431	36,230
ZIOPHARM Oncology, Inc. (a)(b)	2,030	2,213
		13,363,361
Health Care Equipment & Supplies - 2.8%
Abbott Laboratories	20,991	2,954,273
Abiomed, Inc. (a)	537	192,874
Accelerate Diagnostics, Inc. (a)(b)	471	2,459
Accuray, Inc. (a)	1,200	5,724
Acutus Medical, Inc. (a)	75	256
Align Technology, Inc. (a)	870	571,747
Alphatec Holdings, Inc. (a)	827	9,453
Angiodynamics, Inc. (a)	445	12,273
Aspira Women's Health, Inc. (a)	668	1,182
Atricure, Inc. (a)	537	37,338
Atrion Corp.	17	11,983
Avanos Medical, Inc. (a)	550	19,069
AxoGen, Inc. (a)	556	5,210
Axonics Modulation Technologies, Inc. (a)	548	30,688
Baxter International, Inc.	5,916	507,829
Becton, Dickinson & Co.	3,401	855,283
BioLife Solutions, Inc. (a)	350	13,045
BioSig Technologies, Inc. (a)(b)	280	624
Bioventus, Inc.	132	1,913
Boston Scientific Corp. (a)	16,855	716,000
Cardiovascular Systems, Inc. (a)	463	8,695
Cerus Corp. (a)	2,027	13,804
Co.-Diagnostics, Inc. (a)(b)	368	3,286
CONMED Corp.	343	48,624
Cryolife, Inc. (a)	439	8,934
CryoPort, Inc. (a)(b)	549	32,484
Cutera, Inc. (a)	207	8,553
CytoSorbents Corp. (a)	498	2,087
Dentsply Sirona, Inc.	2,584	144,161
DexCom, Inc. (a)	1,146	615,345
Eargo, Inc. (a)	402	2,050
Edwards Lifesciences Corp. (a)	7,379	955,949
Envista Holdings Corp. (a)	1,902	85,704
Glaukos Corp. (a)	559	24,842
Globus Medical, Inc. (a)	930	67,146
Haemonetics Corp. (a)	599	31,771
Heska Corp. (a)	129	23,541
Hologic, Inc. (a)	3,003	229,910
ICU Medical, Inc. (a)	238	56,487
IDEXX Laboratories, Inc. (a)	1,007	663,069
Inari Medical, Inc. (a)	378	34,500
Inogen, Inc. (a)	222	7,548
Insulet Corp. (a)	816	217,113
Integer Holdings Corp. (a)	389	33,295
Integra LifeSciences Holdings Corp. (a)	865	57,946
Intersect ENT, Inc. (a)	374	10,214
Intuitive Surgical, Inc. (a)	4,224	1,517,683
Invacare Corp. (a)	319	868
iRhythm Technologies, Inc. (a)	354	41,662
Lantheus Holdings, Inc. (a)	778	22,476
LeMaitre Vascular, Inc. (b)	236	11,854
LivaNova PLC (a)	638	55,780
Masimo Corp. (a)	600	175,668
Medtronic PLC	15,916	1,646,510
Meridian Bioscience, Inc. (a)	506	10,322
Merit Medical Systems, Inc. (a)	591	36,819
Mesa Laboratories, Inc.	64	20,998
Natus Medical, Inc. (a)	366	8,685
Neogen Corp. (a)	1,284	58,306
Nevro Corp. (a)	407	32,995
Novocure Ltd. (a)	1,061	79,660
NuVasive, Inc. (a)	598	31,383
OraSure Technologies, Inc. (a)	843	7,326
Ortho Clinical Diagnostics Holdings PLC	1,344	28,748
Orthofix International NV (a)	226	7,026
OrthoPediatrics Corp. (a)	165	9,877
Outset Medical, Inc. (a)	491	22,630
Penumbra, Inc. (a)	406	116,652
Pulmonx Corp. (a)	400	12,828
Pulse Biosciences, Inc. (a)(b)	180	2,666
Quidel Corp. (a)	451	60,880
Quotient Ltd. (a)	1,028	2,663
Repro Medical Systems, Inc. (a)(b)	319	957
ResMed, Inc.	1,723	448,807
Retractable Technologies, Inc. (a)(b)	312	2,162
Seaspine Holdings Corp. (a)	471	6,415
Shockwave Medical, Inc. (a)	416	74,185
SI-BONE, Inc. (a)	308	6,841
Sientra, Inc. (a)(b)	866	3,178
Silk Road Medical, Inc. (a)	394	16,788
SmileDirectClub, Inc. (a)(b)	961	2,258
Staar Surgical Co. (a)	568	51,858
STERIS PLC	1,180	287,224
Stryker Corp.	3,973	1,062,460
Surgalign Holdings, Inc. (a)(b)	1,262	904
SurModics, Inc. (a)	160	7,704
Tactile Systems Technology, Inc. (a)	218	4,149
Talis Biomedical Corp.	239	958
Tandem Diabetes Care, Inc. (a)	745	112,137
Teleflex, Inc.	554	181,978
The Cooper Companies, Inc.	584	244,661
TransMedics Group, Inc. (a)	352	6,744
Vapotherm, Inc. (a)	270	5,592
Varex Imaging Corp. (a)	443	13,977
ViewRay, Inc. (a)	1,873	10,320
Zimmer Biomet Holdings, Inc.	2,473	314,170
Zynex, Inc.	186	1,854
		16,227,527
Health Care Providers & Services - 2.6%
1Life Healthcare, Inc. (a)	1,395	24,510
Acadia Healthcare Co., Inc. (a)	1,074	65,192
Accolade, Inc. (a)	656	17,292
AdaptHealth Corp. (a)(b)	1,147	28,056
Addus HomeCare Corp. (a)	191	17,860
Amedisys, Inc. (a)	389	62,971
AmerisourceBergen Corp.	1,770	235,215
AMN Healthcare Services, Inc. (a)	561	68,627
Anthem, Inc.	2,887	1,338,240
Apollo Medical Holdings, Inc. (a)(b)	442	32,478
Apria, Inc.	96	3,130
Brookdale Senior Living, Inc. (a)	2,218	11,445
Cardinal Health, Inc.	3,434	176,817
Castle Biosciences, Inc. (a)	268	11,489
Centene Corp. (a)	6,904	568,890
Chemed Corp.	187	98,930
Cigna Corp.	4,029	925,179
Community Health Systems, Inc. (a)	1,514	20,151
Corvel Corp. (a)	114	23,712
Covetrus, Inc. (a)	1,228	24,523
Cross Country Healthcare, Inc. (a)	408	11,326
CVS Health Corp.	15,624	1,611,772
DaVita HealthCare Partners, Inc. (a)	793	90,212
Encompass Health Corp.	1,179	76,942
Fulgent Genetics, Inc. (a)(b)	223	22,432
Guardant Health, Inc. (a)	1,200	120,024
Hanger, Inc. (a)	426	7,723
HCA Holdings, Inc.	2,918	749,693
HealthEquity, Inc. (a)	974	43,090
Henry Schein, Inc. (a)	1,655	128,312
Humana, Inc.	1,522	705,995
InfuSystems Holdings, Inc. (a)	229	3,900
Laboratory Corp. of America Holdings (a)	1,145	359,770
LHC Group, Inc. (a)	373	51,187
Magellan Health Services, Inc. (a)	267	25,362
McKesson Corp.	1,829	454,635
MEDNAX, Inc. (a)	1,031	28,054
Modivcare, Inc. (a)	141	20,909
Molina Healthcare, Inc. (a)	692	220,111
National Healthcare Corp.	166	11,278
National Research Corp. Class A	161	6,685
Ontrak, Inc. (a)(b)	112	704
Option Care Health, Inc. (a)	1,618	46,016
Owens & Minor, Inc.	878	38,193
Patterson Companies, Inc.	1,037	30,436
Pennant Group, Inc. (a)	292	6,739
PetIQ, Inc. Class A (a)	339	7,699
Premier, Inc.	1,467	60,396
Progyny, Inc. (a)	805	40,532
Quest Diagnostics, Inc.	1,446	250,172
R1 RCM, Inc. (a)	1,615	41,166
RadNet, Inc. (a)	505	15,206
Select Medical Holdings Corp.	1,268	37,279
Surgery Partners, Inc. (a)	362	19,334
Tenet Healthcare Corp. (a)	1,265	103,338
The Ensign Group, Inc.	627	52,643
The Joint Corp. (a)	178	11,693
Tivity Health, Inc. (a)	531	14,040
Triple-S Management Corp. (a)	277	9,883
U.S. Physical Therapy, Inc.	155	14,810
UnitedHealth Group, Inc.	11,166	5,606,895
Universal Health Services, Inc. Class B	899	116,564
		15,027,857
Health Care Technology - 0.2%
Allscripts Healthcare Solutions, Inc. (a)	1,510	27,860
American Well Corp. (a)	2,075	12,533
Cerner Corp.	3,497	324,766
Certara, Inc.	1,104	31,376
Change Healthcare, Inc. (a)	2,931	62,665
Computer Programs & Systems, Inc. (a)	213	6,241
Evolent Health, Inc. (a)	951	26,314
GoodRx Holdings, Inc. (a)(b)	760	24,837
Health Catalyst, Inc. (a)(b)	579	22,940
HealthStream, Inc. (a)	298	7,855
iCAD, Inc. (a)	233	1,678
Inspire Medical Systems, Inc. (a)	323	74,309
Nextgen Healthcare, Inc. (a)	612	10,887
Omnicell, Inc. (a)	514	92,746
OptimizeRx Corp. (a)(b)	204	12,670
Phreesia, Inc. (a)	606	25,246
Schrodinger, Inc. (a)	537	18,704
Simulations Plus, Inc. (b)	201	9,507
Tabula Rasa HealthCare, Inc. (a)(b)	234	3,510
Teladoc Health, Inc. (a)(b)	1,886	173,173
Veeva Systems, Inc. Class A (a)	1,637	418,221
Vocera Communications, Inc. (a)	416	26,973
		1,415,011
Life Sciences Tools & Services - 1.8%
10X Genomics, Inc. (a)	1,073	159,834
Adaptive Biotechnologies Corp. (a)	1,285	36,057
Agilent Technologies, Inc.	3,593	573,622
Avantor, Inc. (a)	6,918	291,525
Bio-Rad Laboratories, Inc. Class A (a)	255	192,670
Bio-Techne Corp.	460	237,976
Bruker Corp.	1,195	100,272
Charles River Laboratories International, Inc. (a)	597	224,938
ChromaDex, Inc. (a)	829	3,100
Codexis, Inc. (a)	694	21,701
Danaher Corp.	7,524	2,475,471
Fluidigm Corp. (a)	780	3,058
Frontage Holdings Corp. (a)(d)	6,000	3,039
Illumina, Inc. (a)	1,737	660,824
IQVIA Holdings, Inc. (a)	2,267	639,611
Maravai LifeSciences Holdings, Inc. (a)	1,305	54,680
Medpace Holdings, Inc. (a)	342	74,433
Mettler-Toledo International, Inc. (a)	274	465,036
Nanostring Technologies, Inc. (a)	551	23,269
NeoGenomics, Inc. (a)	1,446	49,338
Pacific Biosciences of California, Inc. (a)	2,351	48,101
PerkinElmer, Inc.	1,327	266,807
Personalis, Inc. (a)	499	7,121
Quanterix Corp. (a)	383	16,239
Seer, Inc.	401	9,147
Sotera Health Co. (a)	1,189	28,001
Syneos Health, Inc. (a)	1,225	125,783
Thermo Fisher Scientific, Inc.	4,659	3,108,671
Waters Corp. (a)	725	270,135
West Pharmaceutical Services, Inc.	876	410,853
		10,581,312
Pharmaceuticals - 3.2%
AcelRx Pharmaceuticals, Inc. (a)	1,141	639
Aerie Pharmaceuticals, Inc. (a)	470	3,299
Agile Therapeutics, Inc. (a)(b)	623	304
Amneal Pharmaceuticals, Inc. (a)	1,316	6,304
Amphastar Pharmaceuticals, Inc. (a)	401	9,339
Ampio Pharmaceuticals, Inc. (a)(b)	2,058	1,173
ANI Pharmaceuticals, Inc. (a)	100	4,608
Antares Pharma, Inc. (a)	2,181	7,786
Aquestive Therapeutics, Inc. (a)(b)	258	1,004
Arvinas Holding Co. LLC (a)	510	41,891
Athira Pharma, Inc. (a)	387	5,043
Axsome Therapeutics, Inc. (a)(b)	363	13,714
Aytu BioScience, Inc. (a)(b)	176	238
Biodelivery Sciences International, Inc. (a)	1,158	3,590
Bristol-Myers Squibb Co.	26,307	1,640,241
Cara Therapeutics, Inc. (a)	455	5,542
Catalent, Inc. (a)	2,018	258,365
Collegium Pharmaceutical, Inc. (a)	427	7,976
Corcept Therapeutics, Inc. (a)	1,226	24,275
CorMedix, Inc. (a)	582	2,648
CymaBay Therapeutics, Inc. (a)	766	2,589
Durect Corp. (a)	2,916	2,875
Elanco Animal Health, Inc. (a)	5,602	158,985
Eli Lilly & Co.	9,402	2,597,020
Endo International PLC (a)	2,794	10,505
Esperion Therapeutics, Inc. (a)(b)	275	1,375
Evofem Biosciences, Inc. (a)(b)	574	216
Evolus, Inc. (a)(b)	514	3,346
Fulcrum Therapeutics, Inc. (a)	384	6,793
Innoviva, Inc. (a)	767	13,231
Intra-Cellular Therapies, Inc. (a)	887	46,426
Jazz Pharmaceuticals PLC (a)	725	92,365
Johnson & Johnson	31,174	5,332,936
Kala Pharmaceuticals, Inc. (a)(b)	398	482
Lannett Co., Inc. (a)(b)	340	551
Liquidia Technologies, Inc. (a)	436	2,123
Marinus Pharmaceuticals, Inc. (a)	397	4,716
Merck & Co., Inc.	29,977	2,297,437
Nektar Therapeutics (a)	2,173	29,357
NGM Biopharmaceuticals, Inc. (a)(b)	485	8,589
Ocular Therapeutix, Inc. (a)	905	6,308
Odonate Therapeutics, Inc. (a)	174	235
Omeros Corp. (a)(b)	688	4,424
OptiNose, Inc. (a)(b)	299	484
Organon & Co.	3,011	91,685
Pacira Biosciences, Inc. (a)	526	31,649
Paratek Pharmaceuticals, Inc. (a)(b)	407	1,827
Perrigo Co. PLC	1,595	62,046
Pfizer, Inc.	66,391	3,920,389
Phathom Pharmaceuticals, Inc. (a)	203	3,993
Phibro Animal Health Corp. Class A	264	5,391
Pliant Therapeutics, Inc. (a)	337	4,550
Prestige Brands Holdings, Inc. (a)	587	35,602
Provention Bio, Inc. (a)(b)	512	2,877
Reata Pharmaceuticals, Inc. (a)(b)	301	7,937
Relmada Therapeutics, Inc. (a)(b)	219	4,934
Revance Therapeutics, Inc. (a)	808	13,187
Royalty Pharma PLC	4,200	167,370
SIGA Technologies, Inc. (a)	588	4,422
Supernus Pharmaceuticals, Inc. (a)(b)	624	18,196
Tarsus Pharmaceuticals, Inc. (a)	63	1,418
TherapeuticsMD, Inc. (a)	4,409	1,567
Theravance Biopharma, Inc. (a)	625	6,906
Tricida, Inc. (a)(b)	462	4,417
Viatris, Inc.	14,311	193,628
Vyne Therapeutics, Inc. (a)(b)	501	511
WAVE Life Sciences (a)	318	999
Xeris Biopharma Holdings, Inc. (a)(b)	855	2,505
Xeris Biopharma Holdings, Inc. rights (a)(c)	400	72
Zoetis, Inc. Class A	5,611	1,369,252
Zogenix, Inc. (a)	591	9,604
Zynerba Pharmaceuticals, Inc. (a)(b)	438	1,261
		18,629,542

TOTAL HEALTH CARE		75,244,610

INDUSTRIALS - 8.6%
Aerospace & Defense - 1.3%
AAR Corp. (a)	399	15,573
Aerojet Rocketdyne Holdings, Inc.	866	40,494
AeroVironment, Inc. (a)	280	17,368
Astronics Corp. (a)	222	2,664
Axon Enterprise, Inc. (a)	778	122,146
BWX Technologies, Inc.	1,143	54,727
Byrna Technologies, Inc. (a)(b)	212	2,830
Curtiss-Wright Corp.	485	67,255
Ducommun, Inc. (a)	132	6,174
General Dynamics Corp.	2,747	572,667
HEICO Corp.	505	72,831
HEICO Corp. Class A	882	113,355
Hexcel Corp. (a)	977	50,609
Howmet Aerospace, Inc.	4,565	145,304
Huntington Ingalls Industries, Inc.	477	89,075
Kaman Corp.	303	13,074
Kratos Defense & Security Solutions, Inc. (a)	1,486	28,828
L3Harris Technologies, Inc.	2,383	508,151
Lockheed Martin Corp.	2,919	1,037,442
Maxar Technologies, Inc. (b)	875	25,839
Mercury Systems, Inc. (a)	668	36,780
Moog, Inc. Class A	349	28,259
National Presto Industries, Inc.	62	5,086
Northrop Grumman Corp.	1,782	689,759
PAE, Inc. (a)	767	7,616
Park Aerospace Corp.	225	2,970
Parsons Corp. (a)	315	10,600
Raytheon Technologies Corp.	17,856	1,536,687
Spirit AeroSystems Holdings, Inc. Class A	1,249	53,819
Textron, Inc.	2,650	204,580
The Boeing Co. (a)	6,524	1,313,412
TransDigm Group, Inc. (a)	620	394,494
Triumph Group, Inc. (a)	782	14,490
Vectrus, Inc. (a)	138	6,316
Virgin Galactic Holdings, Inc. (a)(b)	2,088	27,937
		7,319,211
Air Freight & Logistics - 0.6%
Air Transport Services Group, Inc. (a)	701	20,595
Atlas Air Worldwide Holdings, Inc. (a)	316	29,742
C.H. Robinson Worldwide, Inc.	1,561	168,010
Expeditors International of Washington, Inc.	2,014	270,460
FedEx Corp.	2,914	753,677
Forward Air Corp.	316	38,264
GXO Logistics, Inc. (a)	1,167	105,999
Hub Group, Inc. Class A (a)	390	32,854
United Parcel Service, Inc. Class B	8,625	1,848,683
		3,268,284
Airlines - 0.2%
Alaska Air Group, Inc. (a)	1,487	77,473
Allegiant Travel Co. (a)	174	32,545
American Airlines Group, Inc. (a)(b)	7,667	137,699
Delta Air Lines, Inc. (a)	7,581	296,265
Hawaiian Holdings, Inc. (a)	610	11,206
JetBlue Airways Corp. (a)	3,770	53,685
Mesa Air Group, Inc. (a)	291	1,630
SkyWest, Inc. (a)	590	23,187
Southwest Airlines Co. (a)	7,015	300,523
Spirit Airlines, Inc. (a)	1,270	27,750
United Airlines Holdings, Inc. (a)	3,835	167,896
		1,129,859
Building Products - 0.7%
A.O. Smith Corp.	1,577	135,385
AAON, Inc.	488	38,762
Advanced Drain Systems, Inc.	660	89,846
Allegion PLC	1,064	140,916
Alpha PRO Tech Ltd. (a)	92	549
American Woodmark Corp. (a)	197	12,844
Apogee Enterprises, Inc.	310	14,927
Armstrong World Industries, Inc.	557	64,679
Builders FirstSource, Inc. (a)	2,451	210,075
Carlisle Companies, Inc.	616	152,842
Carrier Global Corp.	10,273	557,208
Cornerstone Building Brands, Inc. (a)	666	11,615
CSW Industrials, Inc.	189	22,843
Fortune Brands Home & Security, Inc.	1,634	174,675
Gibraltar Industries, Inc. (a)	397	26,472
Griffon Corp.	565	16,091
Insteel Industries, Inc.	219	8,718
Jeld-Wen Holding, Inc. (a)	1,057	27,863
Johnson Controls International PLC	8,427	685,199
Lennox International, Inc.	405	131,366
Masco Corp.	2,925	205,394
Masonite International Corp. (a)	289	34,088
Owens Corning	1,220	110,410
PGT Innovations, Inc. (a)	723	16,260
Quanex Building Products Corp.	369	9,144
Resideo Technologies, Inc. (a)	1,683	43,808
Simpson Manufacturing Co. Ltd.	519	72,177
The AZEK Co., Inc. (a)	1,330	61,499
Trane Technologies PLC	2,813	568,310
Trex Co., Inc. (a)	1,366	184,451
UFP Industries, Inc.	737	67,811
Zurn Water Solutions Corp.	1,415	51,506
		3,947,733
Commercial Services & Supplies - 0.5%
ABM Industries, Inc.	792	32,353
ACCO Brands Corp.	1,199	9,904
ADT, Inc.	1,661	13,969
Brady Corp. Class A	577	31,100
BrightView Holdings, Inc. (a)	630	8,870
Casella Waste Systems, Inc. Class A (a)	608	51,935
Cimpress PLC (a)	215	15,396
Cintas Corp.	1,037	459,567
Clean Harbors, Inc. (a)	600	59,862
Copart, Inc. (a)	2,524	382,689
CoreCivic, Inc. (a)	1,343	13,390
Deluxe Corp.	502	16,119
Driven Brands Holdings, Inc.	632	21,248
Ennis, Inc.	312	6,093
Harsco Corp. (a)	920	15,373
Healthcare Services Group, Inc.	913	16,242
HNI Corp.	505	21,235
IAA, Inc. (a)	1,596	80,790
Interface, Inc.	693	11,053
KAR Auction Services, Inc. (a)(b)	1,425	22,259
Kimball International, Inc. Class B	344	3,519
Matthews International Corp. Class A	386	14,155
Millerknoll, Inc.	882	34,566
Montrose Environmental Group, Inc. (a)	283	19,954
MSA Safety, Inc. (b)	436	65,819
Pitney Bowes, Inc.	1,867	12,378
R.R. Donnelley & Sons Co. (a)	900	10,134
Republic Services, Inc.	2,486	346,673
Rollins, Inc.	2,692	92,093
SP Plus Corp. (a)	287	8,099
Steelcase, Inc. Class A	1,123	13,162
Stericycle, Inc. (a)	1,093	65,187
Team, Inc. (a)	330	360
Tetra Tech, Inc.	641	108,842
The Brink's Co.	592	38,817
U.S. Ecology, Inc. (a)	373	11,914
UniFirst Corp.	182	38,293
Viad Corp. (a)	245	10,484
Waste Management, Inc.	4,585	765,237
		2,949,133
Construction & Engineering - 0.2%
AECOM	1,702	131,650
Ameresco, Inc. Class A (a)	368	29,970
API Group Corp. (a)	2,326	59,941
Arcosa, Inc.	577	30,408
Argan, Inc.	165	6,384
Comfort Systems U.S.A., Inc.	430	42,544
Construction Partners, Inc. Class A (a)	431	12,676
Dycom Industries, Inc. (a)	367	34,410
EMCOR Group, Inc.	630	80,256
Fluor Corp. (a)	1,678	41,564
Granite Construction, Inc.	520	20,124
Great Lakes Dredge & Dock Corp. (a)	727	11,428
IES Holdings, Inc. (a)	116	5,874
INNOVATE Corp. (a)	832	3,078
MasTec, Inc. (a)	679	62,658
Matrix Service Co. (a)	249	1,872
MYR Group, Inc. (a)	193	21,336
NV5 Global, Inc. (a)	137	18,922
Primoris Services Corp.	663	15,899
Quanta Services, Inc.	1,648	188,960
Sterling Construction Co., Inc. (a)	364	9,573
Tutor Perini Corp. (a)	544	6,729
Valmont Industries, Inc.	252	63,126
Willscot Mobile Mini Holdings (a)	2,649	108,185
		1,007,567
Electrical Equipment - 0.6%
Acuity Brands, Inc.	423	89,558
American Superconductor Corp. (a)(b)	277	3,014
AMETEK, Inc.	2,739	402,743
Array Technologies, Inc. (a)	1,461	22,923
Atkore, Inc. (a)	551	61,266
AZZ, Inc.	290	16,034
Blink Charging Co. (a)(b)	473	12,539
Bloom Energy Corp. Class A (a)	1,705	37,391
Eaton Corp. PLC	4,719	815,538
Emerson Electric Co.	7,081	658,321
Encore Wire Corp.	249	35,632
Energous Corp. (a)(b)	372	465
EnerSys	502	39,688
FuelCell Energy, Inc. (a)(b)	3,738	19,438
Generac Holdings, Inc. (a)	748	263,236
GrafTech International Ltd.	2,428	28,723
Hubbell, Inc. Class B	643	133,918
nVent Electric PLC	1,988	75,544
Orion Energy Systems, Inc. (a)	184	666
Plug Power, Inc. (a)(b)	6,124	172,881
Powell Industries, Inc.	95	2,802
Regal Rexnord Corp.	481	81,857
Rockwell Automation, Inc.	1,374	479,320
Sensata Technologies, Inc. PLC (a)	1,874	115,607
Shoals Technologies Group, Inc.	1,222	29,695
Sunrun, Inc. (a)	2,441	83,726
Thermon Group Holdings, Inc. (a)	381	6,450
TPI Composites, Inc. (a)	481	7,196
Vertiv Holdings Co.	3,322	82,950
Vicor Corp. (a)	252	31,999
		3,811,120
Industrial Conglomerates - 0.8%
3M Co.	6,855	1,217,654
General Electric Co.	13,001	1,228,204
Honeywell International, Inc.	8,177	1,704,986
Roper Technologies, Inc.	1,249	614,333
		4,765,177
Machinery - 1.7%
AGCO Corp.	732	84,927
Alamo Group, Inc. (b)	114	16,779
Albany International Corp. Class A	385	34,053
Allison Transmission Holdings, Inc.	1,234	44,856
Altra Industrial Motion Corp.	780	40,225
Astec Industries, Inc.	283	19,603
Barnes Group, Inc.	552	25,718
Blue Bird Corp. (a)	166	2,596
Caterpillar, Inc.	6,483	1,340,295
Chart Industries, Inc. (a)	425	67,783
CIRCOR International, Inc. (a)	257	6,985
Colfax Corp. (a)	1,531	70,380
Columbus McKinnon Corp. (NY Shares)	336	15,543
Crane Co.	594	60,428
Cummins, Inc.	1,702	371,274
Deere & Co.	3,361	1,152,453
Donaldson Co., Inc.	1,490	88,297
Douglas Dynamics, Inc.	249	9,726
Dover Corp.	1,703	309,265
Energy Recovery, Inc. (a)	456	9,799
Enerpac Tool Group Corp. Class A	698	14,155
EnPro Industries, Inc.	246	27,077
ESCO Technologies, Inc.	303	27,267
Evoqua Water Technologies Corp. (a)	1,407	65,777
Federal Signal Corp.	718	31,118
Flowserve Corp.	1,529	46,787
Fortive Corp.	4,247	324,004
Franklin Electric Co., Inc.	467	44,160
Gorman-Rupp Co.	279	12,429
Graco, Inc.	2,012	162,207
Helios Technologies, Inc.	380	39,965
Hillenbrand, Inc.	854	44,399
Hydrofarm Holdings Group, Inc. (b)	402	11,373
Hyster-Yale Materials Handling Class A	96	3,946
IDEX Corp.	900	212,688
Illinois Tool Works, Inc.	3,393	837,392
Ingersoll Rand, Inc.	4,796	296,729
ITT, Inc.	1,018	104,029
John Bean Technologies Corp.	379	58,199
Kadant, Inc.	139	32,037
Kennametal, Inc.	984	35,335
Lincoln Electric Holdings, Inc.	703	98,047
Lindsay Corp.	131	19,912
Manitowoc Co., Inc. (a)	380	7,064
Meritor, Inc. (a)	804	19,923
Middleby Corp. (a)	657	129,271
Miller Industries, Inc.	140	4,676
Mueller Industries, Inc.	681	40,424
Mueller Water Products, Inc. Class A	1,905	27,432
Nikola Corp. (a)(b)	2,440	24,083
NN, Inc. (a)	476	1,952
Nordson Corp.	641	163,628
Omega Flex, Inc.	36	4,570
Oshkosh Corp.	813	91,633
Otis Worldwide Corp.	5,049	439,616
PACCAR, Inc.	4,112	362,925
Parker Hannifin Corp.	1,529	486,405
Pentair PLC	1,962	143,285
Proto Labs, Inc. (a)	334	17,151
RBC Bearings, Inc. (a)	337	68,064
REV Group, Inc.	439	6,212
Snap-On, Inc.	639	137,628
SPX Corp. (a)	537	32,048
SPX Flow, Inc.	495	42,808
Standex International Corp.	145	16,046
Stanley Black & Decker, Inc.	1,930	364,037
Tennant Co.	210	17,018
Terex Corp.	822	36,127
The Greenbrier Companies, Inc. (b)	381	17,484
The Shyft Group, Inc.	380	18,669
Timken Co.	831	57,580
Toro Co.	1,270	126,886
Trinity Industries, Inc. (b)	948	28,630
Wabash National Corp. (b)	604	11,790
Watts Water Technologies, Inc. Class A	329	63,882
Welbilt, Inc. (a)	1,520	36,130
Westinghouse Air Brake Tech Co.	2,241	206,419
Woodward, Inc.	754	82,533
Xylem, Inc.	2,133	255,789
		9,909,835
Marine - 0.0%
Genco Shipping & Trading Ltd.	435	6,960
Kirby Corp. (a)	700	41,594
Matson, Inc.	510	45,915
		94,469
Professional Services - 0.6%
Acacia Research Corp. (a)	635	3,258
ASGN, Inc. (a)	627	77,372
Barrett Business Services, Inc.	90	6,215
Booz Allen Hamilton Holding Corp. Class A	1,605	136,088
CACI International, Inc. Class A (a)	281	75,648
CBIZ, Inc. (a)	610	23,863
CoStar Group, Inc. (a)	4,680	369,860
CRA International, Inc.	86	8,029
Dun & Bradstreet Holdings, Inc. (a)	1,780	36,472
Equifax, Inc.	1,442	422,203
Exponent, Inc.	617	72,022
Forrester Research, Inc. (a)	130	7,635
Franklin Covey Co. (a)	167	7,742
FTI Consulting, Inc. (a)	402	61,675
Heidrick & Struggles International, Inc.	213	9,314
Huron Consulting Group, Inc. (a)	254	12,675
ICF International, Inc.	202	20,715
IHS Markit Ltd.	4,720	627,382
Insperity, Inc.	430	50,787
Jacobs Engineering Group, Inc.	1,545	215,110
KBR, Inc.	1,672	79,621
Kelly Services, Inc. Class A (non-vtg.)	428	7,178
Kforce, Inc.	242	18,203
Korn Ferry	651	49,300
Leidos Holdings, Inc.	1,680	149,352
Manpower, Inc.	649	63,167
ManTech International Corp. Class A	321	23,411
Nielsen Holdings PLC	4,241	86,983
Resources Connection, Inc.	367	6,547
Robert Half International, Inc.	1,325	147,764
Science Applications International Corp.	693	57,928
TransUnion Holding Co., Inc.	2,267	268,821
TriNet Group, Inc. (a)	474	45,153
TrueBlue, Inc. (a)	412	11,400
Upwork, Inc. (a)	1,441	49,225
Verisk Analytics, Inc.	1,912	437,332
Willdan Group, Inc. (a)	119	4,189
		3,749,639
Road & Rail - 1.1%
AMERCO	115	83,516
ArcBest Corp.	307	36,794
Avis Budget Group, Inc. (a)	559	115,920
Covenant Transport Group, Inc. Class A (a)	125	3,304
CSX Corp.	26,699	1,003,882
Daseke, Inc. (a)	628	6,305
Heartland Express, Inc.	581	9,772
J.B. Hunt Transport Services, Inc.	997	203,787
Knight-Swift Transportation Holdings, Inc. Class A	1,967	119,869
Landstar System, Inc.	455	81,454
Lyft, Inc. (a)	3,441	147,034
Marten Transport Ltd.	739	12,681
Norfolk Southern Corp.	2,924	870,504
Old Dominion Freight Lines, Inc.	1,111	398,160
Ryder System, Inc.	626	51,601
Saia, Inc. (a)	313	105,490
Schneider National, Inc. Class B	423	11,383
U.S. Xpress Enterprises, Inc. (a)(b)	158	927
Uber Technologies, Inc. (a)	19,190	804,637
Union Pacific Corp.	7,723	1,945,655
Werner Enterprises, Inc.	748	35,650
XPO Logistics, Inc. (a)	1,167	90,361
Yellow Corp. (a)	515	6,484
		6,145,170
Trading Companies & Distributors - 0.3%
Air Lease Corp. Class A	1,281	56,659
Applied Industrial Technologies, Inc.	460	47,242
Beacon Roofing Supply, Inc. (a)	645	36,991
BlueLinx Corp. (a)	113	10,821
Boise Cascade Co.	470	33,464
DXP Enterprises, Inc. (a)	189	4,852
Fastenal Co.	6,807	436,056
GATX Corp. (b)	420	43,760
Global Industrial Co.	193	7,894
GMS, Inc. (a)	498	29,935
H&E Equipment Services, Inc.	386	17,088
Herc Holdings, Inc.	299	46,808
McGrath RentCorp.	296	23,757
MRC Global, Inc. (a)	695	4,782
MSC Industrial Direct Co., Inc. Class A	548	46,065
NOW, Inc. (a)	1,360	11,614
Rush Enterprises, Inc. Class A	500	27,820
SiteOne Landscape Supply, Inc. (a)	528	127,924
Textainer Group Holdings Ltd.	538	19,212
Titan Machinery, Inc. (a)	243	8,187
Triton International Ltd.	784	47,220
United Rentals, Inc. (a)	857	284,773
Univar, Inc. (a)	2,039	57,806
Veritiv Corp. (a)	164	20,101
W.W. Grainger, Inc.	518	268,448
Watsco, Inc.	390	122,023
WESCO International, Inc. (a)	528	69,480
		1,910,782

TOTAL INDUSTRIALS		50,007,979

INFORMATION TECHNOLOGY - 27.6%
Communications Equipment - 0.9%
ADTRAN, Inc.	543	12,397
Applied Optoelectronics, Inc. (a)(b)	166	853
Arista Networks, Inc. (a)	2,653	381,369
CalAmp Corp. (a)	334	2,358
Calix, Inc. (a)	650	51,981
Casa Systems, Inc. (a)	325	1,843
Ciena Corp. (a)	1,831	140,932
Cisco Systems, Inc.	49,906	3,162,543
Clearfield, Inc. (a)	142	11,988
CommScope Holding Co., Inc. (a)	2,398	26,474
Comtech Telecommunications Corp.	332	7,865
Digi International, Inc. (a)	387	9,509
Extreme Networks, Inc. (a)	1,535	24,100
F5, Inc. (a)	715	174,968
Harmonic, Inc. (a)	1,150	13,524
Infinera Corp. (a)(b)	2,477	23,754
Inseego Corp. (a)(b)	1,075	6,267
Juniper Networks, Inc.	3,845	137,305
Lumentum Holdings, Inc. (a)	899	95,087
Motorola Solutions, Inc.	2,005	544,759
NETGEAR, Inc. (a)	376	10,983
NetScout Systems, Inc. (a)	871	28,813
Ondas Holdings, Inc. (b)	269	1,805
Plantronics, Inc. (a)(b)	516	15,139
Resonant, Inc. (a)(b)	310	530
Ribbon Communications, Inc. (a)	1,314	7,950
ViaSat, Inc. (a)(b)	869	38,705
Viavi Solutions, Inc. (a)	2,674	47,116
		4,980,917
Electronic Equipment & Components - 0.8%
908 Devices, Inc.	191	4,941
Advanced Energy Industries, Inc.	450	40,977
Airgain, Inc. (a)	72	765
Akoustis Technologies, Inc. (a)(b)	777	5,190
Amphenol Corp. Class A	7,085	619,654
Arlo Technologies, Inc. (a)	1,003	10,521
Arrow Electronics, Inc. (a)	851	114,264
Avnet, Inc.	1,179	48,610
Badger Meter, Inc.	347	36,976
Belden, Inc.	530	34,837
Benchmark Electronics, Inc.	388	10,515
CDW Corp.	1,628	333,382
Cognex Corp.	2,093	162,752
Coherent, Inc. (a)	289	77,030
Corning, Inc.	9,105	338,979
CTS Corp.	384	14,100
ePlus, Inc. (a)	314	16,918
Fabrinet (a)	442	52,364
FARO Technologies, Inc. (a)	212	14,844
II-VI, Inc. (a)(b)	1,244	85,003
Insight Enterprises, Inc. (a)	412	43,919
Intellicheck, Inc. (a)(b)	119	550
IPG Photonics Corp. (a)	426	73,332
Itron, Inc. (a)	525	35,973
Jabil, Inc.	1,726	121,424
Keysight Technologies, Inc. (a)	2,182	450,605
Kimball Electronics, Inc. (a)	320	6,963
Knowles Corp. (a)	1,070	24,985
Littelfuse, Inc.	292	91,887
Luna Innovations, Inc. (a)(b)	282	2,380
Methode Electronics, Inc. Class A	445	21,881
MicroVision, Inc. (a)(b)	2,001	10,025
Napco Security Technologies, Inc.	176	8,796
National Instruments Corp.	1,581	69,042
nLIGHT, Inc. (a)	527	12,622
Novanta, Inc. (a)	421	74,235
OSI Systems, Inc. (a)	202	18,826
Par Technology Corp. (a)(b)	283	14,934
PC Connection, Inc.	134	5,779
Plexus Corp. (a)	328	31,452
Rogers Corp. (a)	223	60,879
Sanmina Corp. (a)	773	32,049
ScanSource, Inc. (a)	281	9,857
TD SYNNEX Corp.	489	55,922
TE Connectivity Ltd.	3,884	626,645
Teledyne Technologies, Inc. (a)	553	241,600
Trimble, Inc. (a)	2,980	259,826
TTM Technologies, Inc. (a)	1,301	19,385
Vishay Intertechnology, Inc.	1,581	34,576
Vishay Precision Group, Inc. (a)	150	5,568
Vontier Corp.	2,013	61,859
Wrap Technologies, Inc. (a)(b)	241	947
Zebra Technologies Corp. Class A (a)	633	376,762
		4,928,107
IT Services - 4.5%
Accenture PLC Class A	7,509	3,112,856
Affirm Holdings, Inc.	1,101	110,717
Akamai Technologies, Inc. (a)	1,930	225,887
Alliance Data Systems Corp.	580	38,611
Amdocs Ltd.	1,517	113,532
Automatic Data Processing, Inc.	5,012	1,235,859
BigCommerce Holdings, Inc. (a)	705	24,936
Block, Inc. Class A (a)	4,708	760,389
Brightcove, Inc. (a)	548	5,601
Broadridge Financial Solutions, Inc.	1,376	251,560
Cantaloupe, Inc. (a)	625	5,550
Cass Information Systems, Inc.	145	5,701
Cloudflare, Inc. (a)	3,120	410,280
Cognizant Technology Solutions Corp. Class A	6,226	552,371
Concentrix Corp.	508	90,739
Conduent, Inc. (a)	1,810	9,665
CSG Systems International, Inc.	376	21,665
DXC Technology Co. (a)	2,981	95,958
EPAM Systems, Inc. (a)	671	448,530
Euronet Worldwide, Inc. (a)	626	74,600
EVERTEC, Inc.	708	35,386
EVO Payments, Inc. Class A (a)	574	14,694
ExlService Holdings, Inc. (a)	396	57,329
Fastly, Inc. Class A (a)(b)	1,272	45,092
Fidelity National Information Services, Inc.	7,316	798,541
Fiserv, Inc. (a)	7,059	732,654
FleetCor Technologies, Inc. (a)	979	219,139
Gartner, Inc. (a)	990	330,977
Genpact Ltd.	2,045	108,549
Global Payments, Inc.	3,479	470,291
GoDaddy, Inc. (a)	1,997	169,465
Grid Dynamics Holdings, Inc. (a)	526	19,972
Hackett Group, Inc.	331	6,795
i3 Verticals, Inc. Class A (a)	250	5,698
IBM Corp.	10,613	1,418,534
International Money Express, Inc. (a)	352	5,618
Jack Henry & Associates, Inc.	880	146,951
Kyndryl Holdings, Inc. (a)	2,083	37,702
Limelight Networks, Inc. (a)	1,588	5,447
Liveramp Holdings, Inc. (a)	789	37,833
MasterCard, Inc. Class A	10,317	3,707,104
Maximus, Inc.	718	57,203
MoneyGram International, Inc. (a)	1,215	9,586
MongoDB, Inc. Class A (a)	765	404,953
Okta, Inc. (a)	1,481	331,996
Paychex, Inc.	3,792	517,608
PayPal Holdings, Inc. (a)	13,916	2,624,279
Paysign, Inc. (a)	151	242
Perficient, Inc. (a)	387	50,035
Rackspace Technology, Inc. (a)(b)	716	9,645
Repay Holdings Corp. (a)	887	16,205
Sabre Corp. (a)(b)	3,744	32,161
Sezzle, Inc. unit (a)(b)	1,056	2,320
Shift4 Payments, Inc. (a)(b)	557	32,267
Snowflake Computing, Inc. (a)	2,700	914,625
SolarWinds, Inc.	581	8,244
Switch, Inc. Class A	1,468	42,044
The Western Union Co.	4,812	85,846
Ttec Holdings, Inc.	211	19,106
Tucows, Inc. (a)(b)	114	9,555
Twilio, Inc. Class A (a)	1,977	520,623
Unisys Corp. (a)	806	16,579
VeriSign, Inc. (a)	1,152	292,401
Verra Mobility Corp. (a)	1,566	24,163
Visa, Inc. Class A	19,986	4,331,166
WEX, Inc. (a)	532	74,687
		26,396,317
Semiconductors & Semiconductor Equipment - 5.8%
ACM Research, Inc. (a)(b)	148	12,620
Advanced Micro Devices, Inc. (a)	14,365	2,067,124
Allegro MicroSystems LLC (a)	630	22,793
Alpha & Omega Semiconductor Ltd. (a)	277	16,775
Ambarella, Inc. (a)	431	87,446
Amkor Technology, Inc.	1,162	28,806
Analog Devices, Inc.	6,371	1,119,831
Applied Materials, Inc.	10,823	1,703,107
Atomera, Inc. (a)(b)	287	5,774
Axcelis Technologies, Inc. (a)	401	29,899
AXT, Inc. (a)	416	3,665
Azenta, Inc.	886	91,355
Broadcom, Inc.	4,858	3,232,562
CEVA, Inc. (a)	255	11,026
Cirrus Logic, Inc. (a)	682	62,758
CMC Materials, Inc.	347	66,516
Cohu, Inc. (a)	586	22,321
CyberOptics Corp. (a)	94	4,371
Diodes, Inc. (a)	537	58,968
Enphase Energy, Inc. (a)	1,595	291,789
Entegris, Inc.	1,607	222,698
First Solar, Inc. (a)	1,173	102,239
FormFactor, Inc. (a)	915	41,834
Ichor Holdings Ltd. (a)	336	15,466
Impinj, Inc. (a)(b)	214	18,982
Intel Corp.	48,046	2,474,369
KLA Corp.	1,809	778,069
Kopin Corp. (a)(b)	1,131	4,626
Kulicke & Soffa Industries, Inc.	721	43,649
Lam Research Corp.	1,688	1,213,925
Lattice Semiconductor Corp. (a)	1,615	124,452
MACOM Technology Solutions Holdings, Inc. (a)	561	43,926
Marvell Technology, Inc.	9,703	848,915
MaxLinear, Inc. Class A (a)	830	62,574
Microchip Technology, Inc.	6,489	564,932
Micron Technology, Inc.	13,331	1,241,783
MKS Instruments, Inc.	657	114,430
Monolithic Power Systems, Inc.	512	252,585
NeoPhotonics Corp. (a)	615	9,453
NVE Corp.	45	3,074
NVIDIA Corp.	29,510	8,679,186
NXP Semiconductors NV	3,138	714,774
ON Semiconductor Corp. (a)	5,096	346,120
Onto Innovation, Inc. (a)	586	59,321
PDF Solutions, Inc. (a)	358	11,381
Photronics, Inc. (a)	732	13,798
Pixelworks, Inc. (a)	728	3,203
Power Integrations, Inc.	720	66,881
Qorvo, Inc. (a)	1,317	205,966
Qualcomm, Inc.	13,358	2,442,777
Rambus, Inc. (a)	1,266	37,208
Semtech Corp. (a)	771	68,565
Silicon Laboratories, Inc. (a)	480	99,082
SiTime Corp. (a)	153	44,759
Skyworks Solutions, Inc.	1,957	303,609
SMART Global Holdings, Inc. (a)	268	19,025
SolarEdge Technologies, Inc. (a)	619	173,673
SunPower Corp. (a)(b)	982	20,494
Synaptics, Inc. (a)	416	120,436
Teradyne, Inc.	1,954	319,538
Texas Instruments, Inc.	10,934	2,060,731
Ultra Clean Holdings, Inc. (a)	529	30,343
Universal Display Corp.	514	84,825
Veeco Instruments, Inc. (a)	561	15,972
Wolfspeed, Inc. (a)	1,367	152,790
Xilinx, Inc.	2,930	621,248
		33,837,192
Software - 9.6%
8x8, Inc. (a)	1,306	21,889
A10 Networks, Inc.	692	11,473
ACI Worldwide, Inc. (a)	1,404	48,719
Adobe, Inc. (a)	5,642	3,199,353
Agilysys, Inc. (a)	218	9,692
Alarm.com Holdings, Inc. (a)	538	45,628
Altair Engineering, Inc. Class A (a)	548	42,371
Alteryx, Inc. Class A (a)	694	41,987
American Software, Inc. Class A	385	10,075
Anaplan, Inc. (a)	1,723	79,000
ANSYS, Inc. (a)	1,034	414,758
AppFolio, Inc. (a)	224	27,117
Appian Corp. Class A (a)(b)	460	29,997
Asana, Inc. (a)	916	68,288
Aspen Technology, Inc. (a)	805	122,521
Autodesk, Inc. (a)	2,606	732,781
Avalara, Inc. (a)	1,023	132,080
Avaya Holdings Corp. (a)	999	19,780
Benefitfocus, Inc. (a)	306	3,262
Bill.Com Holdings, Inc. (a)	1,045	260,362
Black Knight, Inc. (a)	1,854	153,678
Blackbaud, Inc. (a)	495	39,095
BlackLine, Inc. (a)	631	65,334
Bottomline Technologies, Inc. (a)	482	27,219
Box, Inc. Class A (a)	1,835	48,059
C3.Ai, Inc. (b)	830	25,938
Cadence Design Systems, Inc. (a)	3,278	610,855
CDK Global, Inc.	1,446	60,356
Cerence, Inc. (a)(b)	444	34,028
Ceridian HCM Holding, Inc. (a)	1,600	167,136
ChannelAdvisor Corp. (a)	352	8,687
Citrix Systems, Inc.	1,471	139,142
CommVault Systems, Inc. (a)	533	36,734
Consensus Cloud Solutions, Inc. (a)	281	16,261
CoreCard Corp. (a)	67	2,600
Coupa Software, Inc. (a)	871	137,662
Crowdstrike Holdings, Inc. (a)	2,360	483,210
Datadog, Inc. Class A (a)	2,838	505,476
Digimarc Corp. (a)(b)	176	6,948
Digital Turbine, Inc. (a)	1,043	63,613
DocuSign, Inc. (a)	2,307	351,379
Dolby Laboratories, Inc. Class A	774	73,700
Domo, Inc. Class B (a)	336	16,666
Dropbox, Inc. Class A (a)	3,414	83,780
Duck Creek Technologies, Inc. (a)	895	26,948
Dynatrace, Inc. (a)	2,322	140,133
Ebix, Inc.	271	8,238
eGain Communications Corp. (a)	291	2,904
Elastic NV (a)	846	104,134
Envestnet, Inc. (a)	636	50,460
Everbridge, Inc. (a)	458	30,837
Fair Isaac Corp. (a)	336	145,713
Five9, Inc. (a)	801	109,993
Fortinet, Inc. (a)	1,605	576,837
Guidewire Software, Inc. (a)	984	111,714
HubSpot, Inc. (a)	529	348,690
InterDigital, Inc.	358	25,644
Intuit, Inc.	3,236	2,081,460
Jamf Holding Corp. (a)(b)	653	24,821
LivePerson, Inc. (a)	768	27,433
Mandiant, Inc. (a)	2,863	50,217
Manhattan Associates, Inc. (a)	751	116,773
McAfee Corp.	884	22,798
Microsoft Corp.	88,992	29,929,789
MicroStrategy, Inc. Class A (a)	92	50,093
Mimecast Ltd. (a)	717	57,052
Mitek Systems, Inc. (a)	521	9,248
Model N, Inc. (a)(b)	397	11,922
Momentive Global, Inc. (a)	1,485	31,408
N-able, Inc. (a)	791	8,780
nCino, Inc. (a)	660	36,208
NCR Corp. (a)	1,563	62,833
New Relic, Inc. (a)	692	76,092
NortonLifeLock, Inc.	6,878	178,690
Nuance Communications, Inc. (a)	3,369	186,373
Nutanix, Inc. Class A (a)	2,417	77,006
ON24, Inc. (a)	125	2,169
Onespan, Inc. (a)	408	6,907
Oracle Corp.	19,507	1,701,205
Pagerduty, Inc. (a)	876	30,441
Palantir Technologies, Inc. (a)	18,565	338,069
Palo Alto Networks, Inc. (a)	1,153	641,944
Paycom Software, Inc. (a)	570	236,658
Paylocity Holding Corp. (a)	466	110,051
Pegasystems, Inc.	483	54,009
Ping Identity Holding Corp. (a)	569	13,019
Progress Software Corp.	528	25,487
PROS Holdings, Inc. (a)	464	16,003
PTC, Inc. (a)	1,251	151,559
Q2 Holdings, Inc. (a)	658	52,272
Qualtrics International, Inc.	725	25,665
Qualys, Inc. (a)	392	53,790
Rapid7, Inc. (a)	659	77,558
RingCentral, Inc. (a)	964	180,605
SailPoint Technologies Holding, Inc. (a)	1,085	52,449
Salesforce.com, Inc. (a)	11,507	2,924,274
SecureWorks Corp. (a)	143	2,284
ServiceNow, Inc. (a)	2,346	1,522,812
ShotSpotter, Inc. (a)	96	2,834
Smartsheet, Inc. (a)	1,480	114,626
Smith Micro Software, Inc. (a)	683	3,360
Splunk, Inc. (a)	1,941	224,613
Sprout Social, Inc. (a)	540	48,973
SPS Commerce, Inc. (a)	427	60,783
SS&C Technologies Holdings, Inc.	2,631	215,689
Synchronoss Technologies, Inc. (a)	197	481
Synopsys, Inc. (a)	1,807	665,880
Telos Corp. (a)	591	9,113
Tenable Holdings, Inc. (a)	1,079	59,421
Teradata Corp. (a)	1,303	55,338
The Trade Desk, Inc. (a)	5,142	471,213
Tyler Technologies, Inc. (a)	484	260,368
Upland Software, Inc. (a)	287	5,149
Varonis Systems, Inc. (a)	1,272	62,048
Verint Systems, Inc. (a)	764	40,118
Veritone, Inc. (a)(b)	310	6,969
Vertex, Inc. Class A (a)	314	4,983
Viant Technology, Inc.	156	1,514
VirnetX Holding Corp. (a)	601	1,563
VMware, Inc. Class A (a)	2,399	277,996
Vobile Group Ltd. (a)	13,000	10,303
Vonage Holdings Corp. (a)	2,978	61,913
Workday, Inc. Class A (a)	2,238	611,377
Workiva, Inc. (a)	509	66,419
Xperi Holding Corp.	1,214	22,957
Yext, Inc. (a)	1,418	14,067
Zendesk, Inc. (a)	1,420	148,092
Zoom Video Communications, Inc. Class A(a)	2,561	470,994
Zscaler, Inc. (a)	924	296,909
Zuora, Inc. (a)	1,301	24,303
		55,739,526
Technology Hardware, Storage & Peripherals - 6.0%
3D Systems Corp. (a)(b)	1,488	32,052
Apple, Inc.	185,962	33,021,246
Avid Technology, Inc. (a)	449	14,624
Corsair Gaming, Inc. (a)(b)	400	8,404
Dell Technologies, Inc. (a)	3,286	184,575
Diebold Nixdorf, Inc. (a)	864	7,819
Eastman Kodak Co. (a)(b)	655	3,065
Hewlett Packard Enterprise Co.	15,461	243,820
HP, Inc.	14,219	535,630
Immersion Corp. (a)(b)	559	3,192
NetApp, Inc.	2,651	243,865
Pure Storage, Inc. Class A (a)	3,147	102,435
Razer, Inc. (a)(d)	51,000	15,828
Seagate Technology Holdings PLC	2,478	279,964
Super Micro Computer, Inc. (a)	498	21,887
Turtle Beach Corp. (a)	218	4,853
Western Digital Corp. (a)	3,628	236,582
Xerox Holdings Corp.	1,638	37,084
		34,996,925

TOTAL INFORMATION TECHNOLOGY		160,878,984

MATERIALS - 2.7%
Chemicals - 1.7%
AdvanSix, Inc.	336	15,876
Air Products & Chemicals, Inc.	2,622	797,770
Albemarle Corp. U.S.	1,385	323,771
American Vanguard Corp.	314	5,146
Amyris, Inc. (a)(b)	2,170	11,740
Ashland Global Holdings, Inc.	666	71,702
Avient Corp.	1,088	60,874
Axalta Coating Systems Ltd. (a)	2,580	85,450
Balchem Corp.	385	64,911
Cabot Corp.	662	37,204
Celanese Corp. Class A	1,317	221,335
CF Industries Holdings, Inc.	2,545	180,135
Chase Corp.	85	8,463
Corteva, Inc.	8,693	411,005
Dow, Inc.	8,830	500,838
DuPont de Nemours, Inc.	6,192	500,190
Eastman Chemical Co.	1,606	194,181
Ecolab, Inc.	2,947	691,337
Ecovyst, Inc.	636	6,513
Element Solutions, Inc.	2,596	63,031
Ferro Corp. (a)	969	21,153
FMC Corp.	1,524	167,472
FutureFuel Corp.	353	2,697
GCP Applied Technologies, Inc. (a)	617	19,534
H.B. Fuller Co.	619	50,139
Hawkins, Inc.	223	8,797
Huntsman Corp.	2,493	86,956
Ingevity Corp. (a)	467	33,484
Innospec, Inc.	288	26,018
International Flavors & Fragrances, Inc.	2,949	444,267
Intrepid Potash, Inc. (a)	109	4,658
Koppers Holdings, Inc. (a)	267	8,357
Kraton Performance Polymers, Inc. (a)	393	18,204
Kronos Worldwide, Inc.	206	3,092
Linde PLC	6,116	2,118,766
Livent Corp. (a)(b)	1,940	47,297
Loop Industries, Inc. (a)(b)	297	3,644
LyondellBasell Industries NV Class A	3,128	288,495
Minerals Technologies, Inc.	390	28,529
NewMarket Corp.	87	29,817
Olin Corp.	1,706	98,129
Orion Engineered Carbons SA (a)	756	13,880
PPG Industries, Inc.	2,810	484,556
Quaker Houghton (b)	157	36,232
Rayonier Advanced Materials, Inc. (a)	640	3,654
RPM International, Inc.	1,537	155,237
Sensient Technologies Corp.	501	50,130
Sherwin-Williams Co.	2,868	1,009,995
Stepan Co.	256	31,818
The Chemours Co. LLC	1,975	66,281
The Mosaic Co.	4,090	160,696
The Scotts Miracle-Gro Co. Class A	483	77,763
Tredegar Corp.	319	3,771
Trinseo PLC (b)	470	24,656
Tronox Holdings PLC	1,356	32,585
Valvoline, Inc.	2,137	79,689
Westlake Chemical Corp.	388	37,686
		10,029,606
Construction Materials - 0.1%
Eagle Materials, Inc.	495	82,398
Forterra, Inc. (a)	372	8,846
Martin Marietta Materials, Inc.	738	325,104
Summit Materials, Inc. (a)	1,403	56,316
Vulcan Materials Co.	1,570	325,901
		798,565
Containers & Packaging - 0.4%
Amcor PLC	18,268	219,399
Aptargroup, Inc.	784	96,024
Avery Dennison Corp.	982	212,672
Ball Corp.	3,869	372,469
Berry Global Group, Inc. (a)	1,601	118,122
Crown Holdings, Inc.	1,556	172,125
Graphic Packaging Holding Co.	3,357	65,462
Greif, Inc. Class A	326	19,681
International Paper Co.	4,627	217,376
Myers Industries, Inc.	444	8,884
O-I Glass, Inc. (a)	1,792	21,558
Packaging Corp. of America	1,125	153,169
Pactiv Evergreen, Inc.	455	5,769
Ranpak Holdings Corp. (A Shares) (a)	494	18,565
Sealed Air Corp.	1,765	119,085
Silgan Holdings, Inc.	983	42,112
Sonoco Products Co.	1,172	67,847
TriMas Corp.	491	18,167
WestRock Co.	3,165	140,399
		2,088,885
Metals & Mining - 0.5%
Alcoa Corp.	2,211	131,731
Allegheny Technologies, Inc. (a)	1,464	23,322
Arconic Corp. (a)	1,268	41,857
Carpenter Technology Corp.	583	17,018
Century Aluminum Co. (a)	606	10,035
Cleveland-Cliffs, Inc. (a)	5,381	117,144
Coeur d'Alene Mines Corp. (a)	3,131	15,780
Commercial Metals Co.	1,444	52,403
Compass Minerals International, Inc.	415	21,198
Coronado Global Resources, Inc. unit (a)(d)	8,306	7,493
Freeport-McMoRan, Inc.	17,379	725,226
Gatos Silver, Inc. (a)	550	5,709
Gold Resource Corp.	901	1,406
Haynes International, Inc.	152	6,130
Hecla Mining Co.	6,343	33,110
Kaiser Aluminum Corp.	183	17,191
Materion Corp.	237	21,790
McEwen Mining, Inc. (a)	4,940	4,379
Newmont Corp.	9,463	586,895
Nucor Corp.	3,476	396,785
Reliance Steel & Aluminum Co.	750	121,665
Royal Gold, Inc.	780	82,064
Ryerson Holding Corp.	175	4,559
Schnitzer Steel Industries, Inc. Class A	317	16,459
Steel Dynamics, Inc.	2,294	142,389
SunCoke Energy, Inc.	1,004	6,616
TimkenSteel Corp. (a)	516	8,514
United States Steel Corp.	3,194	76,049
Warrior Metropolitan Coal, Inc.	585	15,040
Worthington Industries, Inc.	402	21,973
		2,731,930
Paper & Forest Products - 0.0%
Clearwater Paper Corp. (a)	208	7,627
Glatfelter Corp.	519	8,927
Louisiana-Pacific Corp.	1,126	88,222
Mercer International, Inc. (SBI)	478	5,731
Neenah, Inc.	200	9,256
Resolute Forest Products	539	8,231
Schweitzer-Mauduit International, Inc.	392	11,721
Verso Corp.	335	9,052
		148,767

TOTAL MATERIALS		15,797,753

REAL ESTATE - 3.4%
Equity Real Estate Investment Trusts (REITs) - 3.2%
Acadia Realty Trust (SBI)	1,062	23,183
Agree Realty Corp.	841	60,014
Alexander & Baldwin, Inc.	887	22,255
Alexanders, Inc.	28	7,288
Alexandria Real Estate Equities, Inc.	1,652	368,330
American Assets Trust, Inc.	614	23,043
American Campus Communities, Inc.	1,654	94,758
American Finance Trust, Inc.	1,402	12,800
American Homes 4 Rent Class A	3,264	142,343
American Tower Corp.	5,391	1,576,868
Americold Realty Trust	3,103	101,747
Apartment Income (REIT) Corp.	1,862	101,796
Apartment Investment & Management Co. Class A	1,814	14,004
Apple Hospitality (REIT), Inc.	2,474	39,955
Armada Hoffler Properties, Inc.	768	11,689
AvalonBay Communities, Inc.	1,656	418,289
Bluerock Residential Growth (REIT), Inc.	337	8,893
Boston Properties, Inc.	1,689	194,539
Brandywine Realty Trust (SBI)	2,047	27,471
Brixmor Property Group, Inc.	3,522	89,494
Broadstone Net Lease, Inc.	1,931	47,927
Camden Property Trust (SBI)	1,191	212,808
CareTrust (REIT), Inc.	1,173	26,780
CatchMark Timber Trust, Inc.	579	5,043
Centerspace	174	19,297
Chatham Lodging Trust (a)	538	7,381
City Office REIT, Inc.	530	10,452
Community Healthcare Trust, Inc.	300	14,181
CorEnergy Infrastructure Trust, Inc.	70	219
Corporate Office Properties Trust (SBI)	1,331	37,228
Cousins Properties, Inc.	1,802	72,585
Crown Castle International Corp.	5,120	1,068,749
CTO Realty Growth, Inc.	61	3,747
CubeSmart	2,392	136,129
CyrusOne, Inc.	1,472	132,068
DiamondRock Hospitality Co. (a)	2,503	24,054
Digital Realty Trust, Inc.	3,349	592,338
Digitalbridge Group, Inc. (a)	5,748	47,881
Diversified Healthcare Trust (SBI)	2,623	8,105
Douglas Emmett, Inc.	2,102	70,417
Duke Realty Corp.	4,487	294,527
Easterly Government Properties, Inc.	1,024	23,470
EastGroup Properties, Inc.	481	109,596
Empire State Realty Trust, Inc.	1,601	14,249
EPR Properties	885	42,029
Equinix, Inc.	1,063	899,128
Equity Commonwealth (a)	1,446	37,451
Equity Lifestyle Properties, Inc.	2,032	178,125
Equity Residential (SBI)	4,040	365,620
Essential Properties Realty Trust, Inc.	1,418	40,881
Essex Property Trust, Inc.	772	271,922
Extra Space Storage, Inc.	1,584	359,140
Farmland Partners, Inc.	325	3,884
Federal Realty Investment Trust	831	113,282
First Industrial Realty Trust, Inc.	1,540	101,948
Four Corners Property Trust, Inc.	938	27,587
Franklin Street Properties Corp.	1,230	7,319
Gaming & Leisure Properties	2,652	129,046
Getty Realty Corp.	475	15,243
Gladstone Commercial Corp.	424	10,926
Gladstone Land Corp.	339	11,445
Global Medical REIT, Inc.	796	14,129
Global Net Lease, Inc.	1,254	19,161
Healthcare Realty Trust, Inc.	1,723	54,516
Healthcare Trust of America, Inc.	2,610	87,148
Healthpeak Properties, Inc.	6,395	230,796
Hersha Hospitality Trust (a)	343	3,145
Highwoods Properties, Inc. (SBI)	1,242	55,381
Host Hotels & Resorts, Inc. (a)	8,461	147,137
Hudson Pacific Properties, Inc.	1,811	44,750
Independence Realty Trust, Inc.	1,244	32,133
Industrial Logistics Properties Trust	768	19,238
Invitation Homes, Inc.	6,853	310,715
Iron Mountain, Inc.	3,425	179,230
iStar Financial, Inc.	876	22,627
JBG SMITH Properties	1,373	39,419
Kilroy Realty Corp.	1,253	83,274
Kimco Realty Corp.	7,283	179,526
Kite Realty Group Trust	996	21,693
Lamar Advertising Co. Class A	1,028	124,696
Life Storage, Inc.	927	141,998
LTC Properties, Inc.	477	16,285
LXP Industrial Trust (REIT)	3,339	52,155
Medical Properties Trust, Inc.	7,077	167,230
Mid-America Apartment Communities, Inc.	1,375	315,480
Monmouth Real Estate Investment Corp. Class A	1,148	24,119
National Health Investors, Inc.	550	31,609
National Retail Properties, Inc.	2,105	101,187
National Storage Affiliates Trust	964	66,709
NETSTREIT Corp.	493	11,290
NexPoint Residential Trust, Inc.	273	22,886
Office Properties Income Trust	600	14,904
Omega Healthcare Investors, Inc.	2,846	84,213
One Liberty Properties, Inc.	203	7,162
Orion Office (REIT), Inc. (a)	434	8,103
Outfront Media, Inc.	1,742	46,720
Paramount Group, Inc.	1,903	15,871
Park Hotels & Resorts, Inc. (a)	2,767	52,241
Pebblebrook Hotel Trust	1,544	34,539
Physicians Realty Trust	2,610	49,146
Piedmont Office Realty Trust, Inc. Class A	1,487	27,331
Plymouth Industrial REIT, Inc.	402	12,864
Potlatch Corp.	808	48,658
Preferred Apartment Communities, Inc. Class A	634	11,450
Prologis (REIT), Inc.	8,758	1,474,497
PS Business Parks, Inc.	239	44,017
Public Storage	1,806	676,455
Rayonier, Inc.	1,679	67,764
Realty Income Corp.	4,628	331,319
Regency Centers Corp.	1,817	136,911
Retail Opportunity Investments Corp.	1,443	28,283
Retail Value, Inc.	163	1,046
Rexford Industrial Realty, Inc.	1,638	132,858
RLJ Lodging Trust	1,990	27,721
RPT Realty	937	12,537
Ryman Hospitality Properties, Inc. (a)	657	60,418
Sabra Health Care REIT, Inc.	2,596	35,150
Safehold, Inc.	165	13,175
Saul Centers, Inc.	158	8,377
SBA Communications Corp. Class A	1,297	504,559
Seritage Growth Properties (a)	440	5,839
Service Properties Trust	1,900	16,701
Simon Property Group, Inc.	3,892	621,825
SITE Centers Corp.	2,136	33,813
SL Green Realty Corp.	800	57,360
Spirit Realty Capital, Inc.	1,422	68,526
Stag Industrial, Inc.	1,932	92,659
Store Capital Corp.	2,948	101,411
Summit Hotel Properties, Inc. (a)	1,181	11,527
Sun Communities, Inc.	1,376	288,919
Sunstone Hotel Investors, Inc. (a)	2,582	30,287
Tanger Factory Outlet Centers, Inc. (b)	1,227	23,657
Terreno Realty Corp.	849	72,411
The GEO Group, Inc. (b)	1,416	10,974
The Macerich Co.	2,565	44,323
UDR, Inc.	3,308	198,447
UMH Properties, Inc.	574	15,687
Uniti Group, Inc.	2,770	38,808
Universal Health Realty Income Trust (SBI)	153	9,099
Urban Edge Properties	1,313	24,947
Urstadt Biddle Properties, Inc. Class A	365	7,775
Ventas, Inc.	4,669	238,679
Veris Residential, Inc. (a)	944	17,351
VICI Properties, Inc. (b)	7,304	219,923
Vornado Realty Trust	1,894	79,283
Washington REIT (SBI)	985	25,462
Welltower, Inc.	5,010	429,708
Weyerhaeuser Co.	8,889	366,049
Whitestone REIT Class B	585	5,926
WP Carey, Inc.	2,199	180,428
Xenia Hotels & Resorts, Inc. (a)	1,350	24,449
		18,883,170
Real Estate Management & Development - 0.2%
CBRE Group, Inc.	3,974	431,219
Cushman & Wakefield PLC (a)	1,772	39,409
eXp World Holdings, Inc.	787	26,514
Forestar Group, Inc. (a)	292	6,351
Howard Hughes Corp. (a)	482	49,058
Jones Lang LaSalle, Inc. (a)	600	161,604
Kennedy-Wilson Holdings, Inc.	1,444	34,483
Marcus & Millichap, Inc. (a)	302	15,541
Newmark Group, Inc.	1,931	36,110
RE/MAX Holdings, Inc.	234	7,135
Realogy Holdings Corp. (a)	1,407	23,652
Redfin Corp. (a)(b)	1,261	48,410
Tejon Ranch Co. (a)	254	4,846
The RMR Group, Inc.	163	5,653
The St. Joe Co.	400	20,820
Zillow Group, Inc.:
Class A (a)	418	26,008
Class C (a)(b)	2,022	129,105
		1,065,918

TOTAL REAL ESTATE		19,949,088

UTILITIES - 2.4%
Electric Utilities - 1.5%
Allete, Inc.	610	40,474
Alliant Energy Corp.	2,964	182,197
American Electric Power Co., Inc.	5,926	527,236
Avangrid, Inc. (b)	817	40,752
Duke Energy Corp.	9,111	955,744
Edison International	4,497	306,920
Entergy Corp.	2,381	268,220
Evergy, Inc.	2,721	186,688
Eversource Energy	4,070	370,289
Exelon Corp.	11,583	669,034
FirstEnergy Corp.	6,442	267,923
Hawaiian Electric Industries, Inc.	1,276	52,954
IDACORP, Inc.	599	67,873
MGE Energy, Inc.	429	35,285
NextEra Energy, Inc.	23,231	2,168,846
NRG Energy, Inc.	2,895	124,717
OGE Energy Corp.	2,359	90,538
Otter Tail Corp.	495	35,353
PG&E Corp. (a)	17,866	216,893
Pinnacle West Capital Corp.	1,337	94,379
PNM Resources, Inc.	1,004	45,792
Portland General Electric Co.	1,057	55,936
PPL Corp.	9,107	273,756
Southern Co.	12,540	859,993
Via Renewables, Inc. Class A,	136	1,554
Xcel Energy, Inc.	6,379	431,858
		8,371,204
Gas Utilities - 0.1%
Atmos Energy Corp.	1,551	162,498
Chesapeake Utilities Corp.	207	30,183
National Fuel Gas Co.	1,067	68,224
New Jersey Resources Corp.	1,123	46,110
Northwest Natural Holding Co.	357	17,414
ONE Gas, Inc.	636	49,347
South Jersey Industries, Inc.	1,341	35,027
Southwest Gas Corp.	691	48,405
Spire, Inc. (b)	617	40,241
UGI Corp.	2,494	114,500
		611,949
Independent Power and Renewable Electricity Producers - 0.1%
Clearway Energy, Inc.:
Class A	461	15,434
Class C	901	32,463
Ormat Technologies, Inc. (b)	537	42,584
Sunnova Energy International, Inc. (a)	1,087	30,349
The AES Corp.	7,897	191,897
Vistra Corp.	5,711	130,039
		442,766
Multi-Utilities - 0.6%
Ameren Corp.	3,049	271,391
Avista Corp.	824	35,012
Black Hills Corp.	755	53,280
CenterPoint Energy, Inc.	7,010	195,649
CMS Energy Corp.	3,431	223,187
Consolidated Edison, Inc.	4,183	356,894
Dominion Energy, Inc.	9,577	752,369
DTE Energy Co.	2,297	274,583
MDU Resources Group, Inc.	2,411	74,355
NiSource, Inc.	4,632	127,890
NorthWestern Energy Corp. (b)	599	34,239
Public Service Enterprise Group, Inc.	5,995	400,046
Sempra Energy	3,785	500,680
Unitil Corp.	185	8,508
WEC Energy Group, Inc.	3,737	362,751
		3,670,834
Water Utilities - 0.1%
American States Water Co.	429	44,376
American Water Works Co., Inc.	2,150	406,049
Cadiz, Inc. (a)	386	1,490
California Water Service Group	615	44,194
Essential Utilities, Inc.	2,651	142,332
Middlesex Water Co.	209	25,143
SJW Corp.	322	23,570
York Water Co.	164	8,164
		695,318

TOTAL UTILITIES		13,792,071

TOTAL COMMON STOCKS
(Cost $418,223,065)		568,602,659

Money Market Funds - 3.0%
Fidelity Cash Central Fund 0.08% (e)	12,757,056	12,759,607
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	4,675,275	4,675,743
TOTAL MONEY MARKET FUNDS
(Cost $17,435,350)		17,435,350
TOTAL INVESTMENT IN SECURITIES - 100.5%
(Cost $435,658,415)		586,038,009
NET OTHER ASSETS (LIABILITIES) - (0.5)%		(3,019,837)
NET ASSETS - 100%		$583,018,172

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	13	March 2022	$1,457,820	$22,761	$22,761
CME E-mini S&P 500 Index Contracts (United States)	49	March 2022	11,658,325	313,491	313,491
CME E-mini S&P MidCap 400 Index Contracts (United States)	2	March 2022	567,540	23,630	23,630
TOTAL FUTURES CONTRACTS					$359,882

The notional amount of futures purchased as a percentage of Net Assets is 2.4%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $58,050 or 0.0% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$4,873,876	$235,280,298	$227,394,525	$7,331	$(42)	$--	$12,759,607	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	2,183,194	19,235,848	16,743,299	13,024	--	--	4,675,743	0.0%
Total	$7,057,070	$254,516,146	$244,137,824	$20,355	$(42)	$--	$17,435,350

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$52,694,471	$52,694,377	$--	$94
Consumer Discretionary	70,511,060	70,511,048	--	12
Consumer Staples	30,624,039	30,624,039	--	--
Energy	14,690,732	14,690,732	--	--
Financials	64,411,872	64,411,872	--	--
Health Care	75,244,610	75,242,947	--	1,663
Industrials	50,007,979	50,007,979	--	--
Information Technology	160,878,984	160,878,984	--	--
Materials	15,797,753	15,797,753	--	--
Real Estate	19,949,088	19,949,088	--	--
Utilities	13,792,071	13,792,071	--	--
Money Market Funds	17,435,350	17,435,350	--	--
Total Investments in Securities:	$586,038,009	$586,036,240	$--	$1,769
Derivative Instruments:
Assets
Futures Contracts	$359,882	$359,882	$--	$--
Total Assets	$359,882	$359,882	$--	$--
Total Derivative Instruments:	$359,882	$359,882	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$359,882	$0
Total Equity Risk	359,882	0
Total Value of Derivatives	$359,882	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $4,488,527) — See accompanying schedule: Unaffiliated issuers (cost $418,223,065)	$568,602,659
Fidelity Central Funds (cost $17,435,350)	17,435,350
Total Investment in Securities (cost $435,658,415)		$586,038,009
Segregated cash with brokers for derivative instruments		610,500
Foreign currency held at value (cost $154)		154
Receivable for investments sold		144,289
Receivable for fund shares sold		649,004
Dividends receivable		349,001
Distributions receivable from Fidelity Central Funds		1,943
Other receivables		263
Total assets		587,793,163
Liabilities
Payable for fund shares redeemed	$6,842
Accrued management fee	28,068
Distribution and service plan fees payable	2,572
Payable for daily variation margin on futures contracts	33,685
Other affiliated payables	28,062
Collateral on securities loaned	4,675,762
Total liabilities		4,774,991
Net Assets		$583,018,172
Net Assets consist of:
Paid in capital		$434,710,075
Total accumulated earnings (loss)		148,308,097
Net Assets		$583,018,172
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($569,469,501 ÷ 32,728,495 shares)		$17.40
Service Class:
Net Asset Value, offering price and redemption price per share ($414,058 ÷ 23,800 shares)		$17.40
Service Class 2:
Net Asset Value, offering price and redemption price per share ($13,134,613 ÷ 756,635 shares)		$17.36

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$5,793,600
Interest		489
Income from Fidelity Central Funds (including $13,024 from security lending)		20,355
Total income		5,814,444
Expenses
Management fee	$267,145
Transfer agent fees	267,145
Distribution and service plan fees	20,602
Independent trustees' fees and expenses	1,413
Total expenses before reductions	556,305
Expense reductions	(12)
Total expenses after reductions		556,293
Net investment income (loss)		5,258,151
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	468,785
Fidelity Central Funds	(42)
Foreign currency transactions	282
Futures contracts	2,536,644
Total net realized gain (loss)		3,005,669
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	89,960,106
Assets and liabilities in foreign currencies	(251)
Futures contracts	274,947
Total change in net unrealized appreciation (depreciation)		90,234,802
Net gain (loss)		93,240,471
Net increase (decrease) in net assets resulting from operations		$98,498,622

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,258,151	$3,038,903
Net realized gain (loss)	3,005,669	(1,527,149)
Change in net unrealized appreciation (depreciation)	90,234,802	40,656,238
Net increase (decrease) in net assets resulting from operations	98,498,622	42,167,992
Distributions to shareholders	(8,552,302)	(3,472,123)
Share transactions - net increase (decrease)	229,065,291	49,828,668
Total increase (decrease) in net assets	319,011,611	88,524,537
Net Assets
Beginning of period	264,006,561	175,482,024
End of period	$583,018,172	$264,006,561

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Total Market Index Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.07	$11.86	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	.19	.20	.13
Net realized and unrealized gain (loss)	3.41	2.21	2.63	(.81)
Total from investment operations	3.60	2.40	2.83	(.68)
Distributions from net investment income	(.17)	(.18)	(.17)	(.08)
Distributions from net realized gain	(.11)	(.02)	(.03)	(.01)
Total distributions	(.27)C	(.19)C	(.20)	(.09)
Net asset value, end of period	$17.40	$14.07	$11.86	$9.23
Total ReturnD,E,F	25.69%	20.30%	30.70%	(6.76)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.12%	.12%	.12%	.12%I
Expenses net of fee waivers, if any	.12%	.12%	.12%	.12%I
Expenses net of all reductions	.12%	.12%	.12%	.12%I
Net investment income (loss)	1.18%	1.57%	1.80%	1.84%I
Supplemental Data
Net assets, end of period (000 omitted)	$569,470	$259,544	$173,833	$81,855
Portfolio turnover rateJ	3%	9%	4%	4%I

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio Service Class

Years ended December 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$14.07	$11.86	$10.73
Income from Investment Operations
Net investment income (loss)B	.17	.17	.13
Net realized and unrealized gain (loss)	3.41	2.22	1.19
Total from investment operations	3.58	2.39	1.32
Distributions from net investment income	(.15)	(.17)	(.16)
Distributions from net realized gain	(.11)	(.02)	(.03)
Total distributions	(.25)C	(.18)C	(.19)
Net asset value, end of period	$17.40	$14.07	$11.86
Total ReturnD,E,F	25.55%	20.20%	12.36%
Ratios to Average Net AssetsG,H
Expenses before reductions	.22%	.22%	.22%I
Expenses net of fee waivers, if any	.22%	.22%	.22%I
Expenses net of all reductions	.22%	.22%	.22%I
Net investment income (loss)	1.08%	1.47%	1.68%I
Supplemental Data
Net assets, end of period (000 omitted)	$414	$347	$111
Portfolio turnover rateJ	3%	9%	4%

 A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Total Market Index Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$14.05	$11.86	$9.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.15	.16	.17	.12
Net realized and unrealized gain (loss)	3.41	2.21	2.64	(.82)
Total from investment operations	3.56	2.37	2.81	(.70)
Distributions from net investment income	(.14)	(.16)	(.14)	(.06)
Distributions from net realized gain	(.11)	(.02)	(.03)	(.01)
Total distributions	(.25)	(.18)	(.18)C	(.07)
Net asset value, end of period	$17.36	$14.05	$11.86	$9.23
Total ReturnD,E,F	25.38%	19.98%	30.44%	(6.96)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.37%	.37%	.37%	.37%I
Expenses net of fee waivers, if any	.37%	.37%	.37%	.37%I
Expenses net of all reductions	.37%	.37%	.37%	.37%I
Net investment income (loss)	.93%	1.32%	1.55%	1.59%I
Supplemental Data
Net assets, end of period (000 omitted)	$13,135	$4,116	$1,538	$923
Portfolio turnover rateJ	3%	9%	4%	4%I

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Initial Class	21.24%	13.16%
Service Class	21.16%	13.09%
Service Class 2	20.93%	12.87%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Extended Market Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity U.S. Extended Investable Market Index℠ and S&P 500 Index performed over the same period.

Period Ending Values
$15,820	VIP Extended Market Index Portfolio - Initial Class
$15,951	Fidelity U.S. Extended Investable Market Index℠
$18,822	S&P 500

VIP Extended Market Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index gained 28.71% in 2021, with U.S. equities rising on improving economic growth, strong corporate earnings, widespread COVID-19 vaccination, and accommodative fiscal and monetary stimulus. In the first quarter, the index gained 6.17%. Investors were buoyed by the rollout of vaccines, the U.S. Federal Reserve’s pledge to hold short-term interest rates near zero until the economy recovered, and the federal government’s deployment of trillions of dollars to boost the economy. A flattish May reflected concerns about inflation and jobs, but the rally resumed through August amid strong earnings. In September, the index returned -4.65% as sentiment turned broadly negative due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. The Fed also signaled it could soon begin to taper the bond purchases it has made since the onset of the pandemic. The index sharply reversed course with a 7.01% gain in October, driven by strength in earnings. Then in November, the index stalled again, returning -0.69% amid the emergence of a new, more-highly transmissible variant, omicron, and rising inflation, which breached a 40-year high. The index advanced 4.48% in December, after studies suggested omicron resulted in fewer severe COVID-19 cases. All sectors had a double-digit return, led by energy (+55%) and real estate (+46%), whereas utilities (+18%) notably lagged.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2021, the fund's share classes gained about 21%, roughly in line with the 21.47% advance of the benchmark Fidelity U.S. Extended Investable Market Index. By sector, financials rose roughly 32% and contributed most. Industrials, which gained about 27%, also helped. The consumer discretionary sector rose roughly 26%. Real estate gained 39%, information technology advanced about 13%, and energy advanced 79%. Other notable contributors included the materials (+32%), utilities (+20%), communication services (+12%), and consumer staples (+8%) sectors. In contrast, stocks in the health care sector returned roughly -7% and detracted most. Turning to individual stocks, the top contributor was Moderna (+67%), from the pharmaceuticals, biotechnology & life sciences segment, followed by Devon Energy (+199%), within the energy sector. In software & services, Zoom Video Communications advanced about 24% and Teladoc Health (+46%) from the health care equipment & services group also helped. Signature Bank, within the banks category, rose roughly 142% and boosted the fund. In contrast, the biggest individual detractor was Palantir Technologies (-12%), from the software & services industry. Upstart Holdings, within the diversified financials category, returned about -23% and hindered the fund. In capital goods, Sunrun (-51%) hurt. Other detractors were Sarepta Therapeutics (-47%) and Bridgebio Pharma (-77%), from the pharmaceuticals, biotechnology & life sciences group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP Extended Market Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Snowflake Computing, Inc.	1.2
Airbnb, Inc. Class A	0.8
Palantir Technologies, Inc.	0.4
Devon Energy Corp.	0.4
Bill.Com Holdings, Inc.	0.3
Signature Bank	0.3
Molina Healthcare, Inc.	0.3
Bath & Body Works, Inc.	0.3
FactSet Research Systems, Inc.	0.3
Diamondback Energy, Inc.	0.3
4.6

Top Market Sectors as of December 31, 2021

% of fund's net assets
Industrials	16.2
Financials	15.9
Information Technology	14.1
Consumer Discretionary	13.5
Health Care	11.6
Real Estate	8.6
Materials	5.2
Communication Services	3.5
Energy	3.2
Consumer Staples	3.1

Asset Allocation (% of fund's net assets)

As of December 31, 2021*
Stocks and Equity Futures	100.1%
Short-Term Investments and Net Other Assets (Liabilities)**	(0.1)%

 * Foreign investments - 5.0%

 ** Short-Term Investments and Net Other Assets (Liabilities) are not included in the pie chart

VIP Extended Market Index Portfolio

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 97.9%
	Shares	Value
COMMUNICATION SERVICES - 3.5%
Diversified Telecommunication Services - 0.7%
Anterix, Inc. (a)	519	$30,496
ATN International, Inc.	315	12,584
Bandwidth, Inc. (a)	682	48,940
Cogent Communications Group, Inc.	1,204	88,109
Consolidated Communications Holdings, Inc. (a)	2,269	16,972
EchoStar Holding Corp. Class A (a)	1,161	30,592
Globalstar, Inc. (a)	18,619	21,598
IDT Corp. Class B (a)	523	23,096
Iridium Communications, Inc. (a)	3,779	156,035
Liberty Global PLC:
Class A (a)	3,645	101,112
Class C (a)	11,234	315,563
Liberty Latin America Ltd.:
Class A (a)	150	1,749
Class C (a)	5,423	61,822
Lumen Technologies, Inc. (b)	28,463	357,211
Ooma, Inc. (a)	682	13,940
Radius Global Infrastructure, Inc. (a)	1,741	28,030
		1,307,849
Entertainment - 0.8%
AMC Entertainment Holdings, Inc. Class A (a)(b)	14,698	399,786
Cinemark Holdings, Inc. (a)(b)	3,045	49,085
Lions Gate Entertainment Corp.:
Class A (a)	2,230	37,107
Class B (a)	2,931	45,108
Live Nation Entertainment, Inc. (a)	3,768	450,992
LiveOne, Inc. (a)	1,556	1,992
Madison Square Garden Entertainment Corp. (a)	700	49,238
Madison Square Garden Sports Corp. (a)	481	83,564
Marcus Corp. (a)(b)	524	9,359
Playtika Holding Corp.	2,913	50,366
Sciplay Corp. (A Shares) (a)	660	9,095
Warner Music Group Corp. Class A	2,778	119,954
World Wrestling Entertainment, Inc. Class A	1,293	63,797
Zynga, Inc. (a)	29,396	188,134
		1,557,577
Interactive Media & Services - 0.5%
Angi, Inc. (a)(b)	2,074	19,102
Bumble, Inc.	2,028	68,668
CarGurus, Inc. Class A (a)	2,484	83,562
Cars.com, Inc. (a)	1,743	28,045
Eventbrite, Inc. (a)	2,155	37,583
EverQuote, Inc. Class A (a)	560	8,770
Liberty TripAdvisor Holdings, Inc. (a)	2,025	4,394
MediaAlpha, Inc. Class A (a)	698	10,777
QuinStreet, Inc. (a)	1,315	23,920
TripAdvisor, Inc. (a)	2,798	76,273
TrueCar, Inc. (a)	2,858	9,717
Yelp, Inc. (a)	1,982	71,828
Ziff Davis, Inc. (a)	1,381	153,098
Zoominfo Technologies, Inc. (a)	5,210	334,482
		930,219
Media - 1.4%
Altice U.S.A., Inc. Class A (a)	6,532	105,688
AMC Networks, Inc. Class A (a)	823	28,344
Audacy, Inc. Class A (a)	3,527	9,064
Boston Omaha Corp. (a)	465	13,359
Cable One, Inc.	142	250,410
Cardlytics, Inc. (a)	947	62,587
Cbdmd, Inc. (a)(b)	927	1,001
Clear Channel Outdoor Holdings, Inc. (a)	14,206	47,022
DISH Network Corp. Class A (a)	7,122	231,038
E.W. Scripps Co. Class A	1,534	29,683
Fluent, Inc. (a)	1,075	2,139
Gannett Co., Inc. (a)	3,933	20,963
Gray Television, Inc.	2,510	50,602
iHeartMedia, Inc. (a)	3,098	65,182
Interpublic Group of Companies, Inc.	11,279	422,399
John Wiley & Sons, Inc. Class A	1,240	71,015
Loyalty Ventures, Inc. (a)	569	17,110
Magnite, Inc. (a)	3,275	57,313
National CineMedia, Inc.	1,721	4,836
News Corp.:
Class A	11,831	263,950
Class B	2,889	65,003
Nexstar Broadcasting Group, Inc. Class A	1,196	180,572
PubMatic, Inc.	575	19,579
Scholastic Corp.	907	36,244
Sinclair Broadcast Group, Inc. Class A (b)	1,441	38,086
Sirius XM Holdings, Inc. (b)	26,561	168,662
TechTarget, Inc. (a)	726	69,449
Tegna, Inc.	6,324	117,373
The New York Times Co. Class A	4,794	231,550
WideOpenWest, Inc. (a)	1,559	33,550
		2,713,773
Wireless Telecommunication Services - 0.1%
Gogo, Inc. (a)	1,918	25,951
NII Holdings, Inc. (a)(c)	1,280	333
Shenandoah Telecommunications Co.	1,376	35,088
Telephone & Data Systems, Inc.	2,813	56,682
U.S. Cellular Corp. (a)	442	13,932
		131,986

TOTAL COMMUNICATION SERVICES		6,641,404

CONSUMER DISCRETIONARY - 13.5%
Auto Components - 1.3%
Adient PLC (a)	2,697	129,132
American Axle & Manufacturing Holdings, Inc. (a)	3,057	28,522
Autoliv, Inc.	2,251	232,776
BorgWarner, Inc.	6,867	309,496
Cooper-Standard Holding, Inc. (a)	501	11,227
Dana, Inc.	4,152	94,749
Dorman Products, Inc. (a)	820	92,668
Fox Factory Holding Corp. (a)	1,208	205,481
Gentex Corp.	6,854	238,862
Gentherm, Inc. (a)	951	82,642
LCI Industries	723	112,694
Lear Corp.	1,711	313,027
Modine Manufacturing Co. (a)	1,521	15,347
Motorcar Parts of America, Inc. (a)	607	10,361
Patrick Industries, Inc.	625	50,431
Standard Motor Products, Inc.	514	26,928
Stoneridge, Inc. (a)	835	16,483
Tenneco, Inc. (a)	2,156	24,363
The Goodyear Tire & Rubber Co. (a)	8,036	171,328
Veoneer, Inc. (a)(b)	2,942	104,382
Visteon Corp. (a)	801	89,023
XPEL, Inc. (a)	452	30,863
		2,390,785
Automobiles - 0.2%
Harley-Davidson, Inc.	4,392	165,534
Thor Industries, Inc. (b)	1,586	164,579
Winnebago Industries, Inc.	964	72,223
Workhorse Group, Inc. (a)(b)	3,324	14,493
		416,829
Distributors - 0.3%
Funko, Inc. (a)	684	12,859
LKQ Corp.	7,745	464,932
		477,791
Diversified Consumer Services - 0.8%
2U, Inc. (a)	2,117	42,488
Adtalem Global Education, Inc. (a)	1,412	41,739
American Public Education, Inc. (a)	595	13,239
Aspen Group, Inc. (a)(b)	579	1,366
Bright Horizons Family Solutions, Inc. (a)	1,733	218,150
Carriage Services, Inc.	495	31,898
Frontdoor, Inc. (a)	2,452	89,866
Graham Holdings Co.	114	71,801
Grand Canyon Education, Inc. (a)	1,296	111,080
H&R Block, Inc.	5,084	119,779
Houghton Mifflin Harcourt Co. (a)	3,544	57,058
Laureate Education, Inc. Class A	2,834	34,688
OneSpaWorld Holdings Ltd. (a)(b)	1,475	14,780
Perdoceo Education Corp. (a)	2,168	25,496
Regis Corp. (a)	695	1,209
Service Corp. International	4,805	341,107
Strategic Education, Inc.	650	37,596
Stride, Inc. (a)	1,163	38,763
Terminix Global Holdings, Inc. (a)	3,571	161,516
Vivint Smart Home, Inc. Class A (a)	1,324	12,949
WW International, Inc. (a)	1,441	23,243
Xpresspa Group, Inc. (a)(b)	2,510	5,070
		1,494,881
Hotels, Restaurants & Leisure - 3.2%
Accel Entertainment, Inc. (a)	1,720	22,394
Airbnb, Inc. Class A	9,637	1,604,464
ARAMARK Holdings Corp.	7,287	268,526
Bally's Corp. (a)	812	30,905
BJ's Restaurants, Inc. (a)	689	23,805
Bloomin' Brands, Inc. (a)	2,252	47,247
Boyd Gaming Corp. (a)	2,341	153,499
Brinker International, Inc. (a)	1,309	47,896
Carrols Restaurant Group, Inc.	928	2,747
Century Casinos, Inc. (a)	779	9,488
Choice Hotels International, Inc. (b)	930	145,071
Churchill Downs, Inc.	991	238,732
Chuy's Holdings, Inc. (a)	584	17,590
Cracker Barrel Old Country Store, Inc.	679	87,347
Dave & Buster's Entertainment, Inc. (a)	1,103	42,355
Del Taco Restaurants, Inc.	1,035	12,886
Denny's Corp. (a)	1,943	31,088
Dine Brands Global, Inc.	509	38,587
Drive Shack, Inc. (a)	2,650	3,790
El Pollo Loco Holdings, Inc. (a)	551	7,819
Everi Holdings, Inc. (a)	2,621	55,958
Fiesta Restaurant Group, Inc. (a)	518	5,703
GAN Ltd. (a)(b)	1,156	10,624
Golden Entertainment, Inc. (a)	558	28,196
Hilton Grand Vacations, Inc. (a)	2,556	133,193
Hyatt Hotels Corp. Class A (a)	1,376	131,958
Jack in the Box, Inc.	610	53,363
Lindblad Expeditions Holdings (a)	966	15,070
Marriott Vacations Worldwide Corp.	1,221	206,325
Monarch Casino & Resort, Inc. (a)	381	28,175
Noodles & Co. (a)	974	8,834
Norwegian Cruise Line Holdings Ltd. (a)(b)	10,591	219,657
Papa John's International, Inc.	930	124,127
Planet Fitness, Inc. (a)	2,377	215,309
Playa Hotels & Resorts NV (a)	3,754	29,957
PlayAGS, Inc. (a)	1,014	6,885
RCI Hospitality Holdings, Inc.	202	15,732
Red Robin Gourmet Burgers, Inc. (a)	460	7,604
Red Rock Resorts, Inc.	1,728	95,057
Ruth's Hospitality Group, Inc. (a)	950	18,905
Scientific Games Corp. Class A (a)	2,760	184,451
SeaWorld Entertainment, Inc. (a)	1,472	95,474
Shake Shack, Inc. Class A (a)	1,098	79,232
Six Flags Entertainment Corp. (a)	2,191	93,293
Texas Roadhouse, Inc. Class A	1,989	177,578
The Cheesecake Factory, Inc. (a)(b)	1,390	54,419
Travel+Leisure Co.	2,462	136,075
Vail Resorts, Inc.	1,153	378,069
Wendy's Co.	5,091	121,420
Wingstop, Inc.	850	146,880
Wyndham Hotels & Resorts, Inc.	2,667	239,097
Wynn Resorts Ltd. (a)	3,012	256,140
		6,208,996
Household Durables - 1.9%
Bassett Furniture Industries, Inc.	282	4,729
Beazer Homes U.S.A., Inc. (a)	862	20,016
Casper Sleep, Inc. (a)(b)	855	5,711
Cavco Industries, Inc. (a)	245	77,824
Century Communities, Inc.	874	71,484
Dream Finders Homes, Inc.	549	10,678
Ethan Allen Interiors, Inc.	652	17,141
Flexsteel Industries, Inc.	209	5,614
GoPro, Inc. Class A (a)	3,762	38,786
Green Brick Partners, Inc. (a)	1,309	39,702
Helen of Troy Ltd. (a)	690	168,684
Hooker Furnishings Corp.	342	7,962
Hovnanian Enterprises, Inc. Class A (a)	145	18,457
Installed Building Products, Inc.	690	96,407
iRobot Corp. (a)(b)	806	53,099
KB Home	2,566	114,777
La-Z-Boy, Inc.	1,283	46,586
Leggett & Platt, Inc.	3,794	156,161
LGI Homes, Inc. (a)	620	95,778
Lovesac (a)	388	25,709
M.D.C. Holdings, Inc.	1,583	88,379
M/I Homes, Inc. (a)	809	50,304
Meritage Homes Corp. (a)	1,076	131,337
Mohawk Industries, Inc. (a)	1,599	291,306
Newell Brands, Inc.	10,798	235,828
Purple Innovation, Inc. (a)	1,614	21,418
Skyline Champion Corp. (a)	1,506	118,944
Sonos, Inc. (a)	3,580	106,684
Taylor Morrison Home Corp. (a)	3,561	124,493
Tempur Sealy International, Inc.	5,627	264,638
Toll Brothers, Inc.	3,314	239,900
TopBuild Corp. (a)	943	260,183
TRI Pointe Homes, Inc. (a)	3,238	90,308
Tupperware Brands Corp. (a)	1,491	22,797
Universal Electronics, Inc. (a)	403	16,422
VOXX International Corp. (a)	443	4,505
Vuzix Corp. (a)(b)	1,852	16,057
Whirlpool Corp.	1,792	420,511
ZAGG, Inc. rights (a)(c)	548	49
		3,579,368
Internet & Direct Marketing Retail - 0.3%
1-800-FLOWERS.com, Inc. Class A (a)	806	18,836
CarParts.com, Inc. (a)	1,363	15,266
Chewy, Inc. (a)(b)	2,483	146,423
Duluth Holdings, Inc. (a)	443	6,725
Groupon, Inc. (a)(b)	522	12,090
Lands' End, Inc. (a)	310	6,085
Liquidity Services, Inc. (a)	810	17,885
Overstock.com, Inc. (a)	1,236	72,936
PetMed Express, Inc. (b)	598	15,105
Poshmark, Inc.	419	7,136
Quotient Technology, Inc. (a)	2,382	17,674
Qurate Retail, Inc. Series A	10,483	79,671
Revolve Group, Inc. (a)	1,094	61,308
Shutterstock, Inc.	675	74,844
Stitch Fix, Inc. (a)	2,062	39,013
The RealReal, Inc. (a)	2,312	26,842
Waitr Holdings, Inc. (a)(b)	3,015	2,231
		620,070
Leisure Products - 0.6%
Acushnet Holdings Corp.	957	50,798
American Outdoor Brands, Inc. (a)	451	8,988
AMMO, Inc. (b)	2,342	12,764
Brunswick Corp.	2,218	223,419
Callaway Golf Co. (a)	3,353	92,006
Clarus Corp.	727	20,146
Johnson Outdoors, Inc. Class A	216	20,237
Malibu Boats, Inc. Class A (a)	578	39,726
MasterCraft Boat Holdings, Inc. (a)	582	16,488
Mattel, Inc. (a)	9,984	215,255
Nautilus, Inc. (a)(b)	958	5,873
Polaris, Inc.	1,632	179,373
Smith & Wesson Brands, Inc.	1,375	24,475
Sturm, Ruger & Co., Inc.	485	32,990
Vista Outdoor, Inc. (a)	1,642	75,647
YETI Holdings, Inc. (a)	2,513	208,152
		1,226,337
Multiline Retail - 0.4%
Big Lots, Inc.	1,032	46,492
Dillard's, Inc. Class A (b)	128	31,363
Franchise Group, Inc.	727	37,920
Kohl's Corp.	4,479	221,218
Macy's, Inc.	8,937	233,971
Nordstrom, Inc. (a)	3,137	70,959
Ollie's Bargain Outlet Holdings, Inc. (a)(b)	1,730	88,559
		730,482
Specialty Retail - 3.0%
Abercrombie & Fitch Co. Class A (a)	1,764	61,440
Academy Sports & Outdoors, Inc. (a)	2,494	109,487
Advance Auto Parts, Inc.	1,873	449,295
America's Car Mart, Inc. (a)	187	19,149
American Eagle Outfitters, Inc. (b)	4,364	110,496
Asbury Automotive Group, Inc. (a)	553	95,520
AutoNation, Inc. (a)	1,251	146,179
Barnes & Noble Education, Inc. (a)	1,211	8,247
Bath & Body Works, Inc.	7,576	528,729
Bed Bath & Beyond, Inc. (a)	2,990	43,594
Big 5 Sporting Goods Corp. (b)	596	11,330
Boot Barn Holdings, Inc. (a)	841	103,485
Caleres, Inc.	1,165	26,422
Camping World Holdings, Inc. (b)	1,243	50,217
Chico's FAS, Inc. (a)	3,579	19,255
Citi Trends, Inc. (a)	250	23,688
Conn's, Inc. (a)	576	13,548
Designer Brands, Inc. Class A (a)	1,791	25,450
Dick's Sporting Goods, Inc.	1,878	215,951
Five Below, Inc. (a)	1,604	331,852
Floor & Decor Holdings, Inc. Class A (a)	3,015	391,980
Foot Locker, Inc.	2,580	112,565
GameStop Corp. Class A (a)(b)	1,782	264,431
Gap, Inc.	6,226	109,889
Genesco, Inc. (a)	428	27,465
Group 1 Automotive, Inc.	512	99,953
GrowGeneration Corp. (a)	1,455	18,988
Guess?, Inc.	1,140	26,995
Haverty Furniture Companies, Inc.	375	11,464
Hibbett, Inc.	433	31,146
Leslie's, Inc. (a)	3,730	88,252
Lithia Motors, Inc. Class A (sub. vtg.)	866	257,159
Lumber Liquidators Holdings, Inc. (a)	913	15,585
MarineMax, Inc. (a)	597	35,247
Monro, Inc.	951	55,415
Murphy U.S.A., Inc.	680	135,483
National Vision Holdings, Inc. (a)	2,328	111,721
OneWater Marine, Inc. Class A	292	17,803
Party City Holdco, Inc. (a)	3,267	18,197
Penske Automotive Group, Inc.	893	95,747
Petco Health & Wellness Co., Inc. (b)	2,372	46,942
Rent-A-Center, Inc.	1,737	83,445
RH (a)	488	261,539
Sally Beauty Holdings, Inc. (a)	3,131	57,798
Shoe Carnival, Inc.	515	20,126
Signet Jewelers Ltd.	1,509	131,328
Sleep Number Corp. (a)	676	51,782
Sonic Automotive, Inc. Class A (sub. vtg.)	598	29,571
Sportsman's Warehouse Holdings, Inc. (a)	1,270	14,986
The Aaron's Co., Inc.	892	21,988
The Buckle, Inc.	867	36,683
The Cato Corp. Class A (sub. vtg.)	638	10,948
The Children's Place, Inc. (a)	400	31,716
The ODP Corp. (a)	1,350	53,028
Tilly's, Inc.	654	10,536
TravelCenters of America LLC (a)	342	17,654
Urban Outfitters, Inc. (a)	1,890	55,490
Victoria's Secret & Co. (a)	2,152	119,522
Vroom, Inc. (a)(b)	3,643	39,308
Williams-Sonoma, Inc.	2,153	364,137
Winmark Corp.	91	22,594
Zumiez, Inc. (a)	653	31,337
		5,831,277
Textiles, Apparel & Luxury Goods - 1.5%
Capri Holdings Ltd. (a)	4,354	282,618
Carter's, Inc.	1,261	127,638
Columbia Sportswear Co.	1,004	97,830
Crocs, Inc. (a)	1,790	229,514
Deckers Outdoor Corp. (a)	794	290,850
Fossil Group, Inc. (a)	1,413	14,540
G-III Apparel Group Ltd. (a)	1,195	33,030
Hanesbrands, Inc.	10,001	167,217
Kontoor Brands, Inc.	1,332	68,265
Lakeland Industries, Inc. (a)	248	5,382
Levi Strauss & Co. Class A	2,620	65,579
Movado Group, Inc.	507	21,208
Oxford Industries, Inc. (b)	454	46,090
PVH Corp.	2,043	217,886
Ralph Lauren Corp.	1,393	165,572
Samsonite International SA (a)(d)	40,800	82,881
Skechers U.S.A., Inc. Class A (sub. vtg.) (a)	3,866	167,784
Steven Madden Ltd.	2,210	102,699
Superior Group of Companies, Inc.	283	6,209
Tapestry, Inc.	7,996	324,638
Under Armour, Inc.:
Class A (sub. vtg.) (a)	6,017	127,500
Class C (non-vtg.) (a)	5,288	95,396
Unifi, Inc. (a)	441	10,209
Vera Bradley, Inc. (a)	635	5,404
Wolverine World Wide, Inc.	2,344	67,531
		2,823,470

TOTAL CONSUMER DISCRETIONARY		25,800,286

CONSUMER STAPLES - 3.1%
Beverages - 0.3%
Boston Beer Co., Inc. Class A (a)	270	136,377
Celsius Holdings, Inc. (a)	1,092	81,430
Coca-Cola Bottling Co. Consolidated	133	82,352
MGP Ingredients, Inc. (b)	353	30,001
Molson Coors Beverage Co. Class B	5,380	249,363
National Beverage Corp. (b)	635	28,785
Newage, Inc. (a)	3,297	3,396
		611,704
Food & Staples Retailing - 0.7%
Andersons, Inc.	827	32,013
BJ's Wholesale Club Holdings, Inc. (a)	3,935	263,527
Blue Apron Holdings, Inc.:
rights 10/28/21 (a)	341	0
Class A (a)	341	2,295
Casey's General Stores, Inc.	1,064	209,980
Chefs' Warehouse Holdings (a)	973	32,401
Grocery Outlet Holding Corp. (a)	2,433	68,805
Ingles Markets, Inc. Class A	422	36,435
Natural Grocers by Vitamin Cottage, Inc.	391	5,572
Performance Food Group Co. (a)	4,408	202,283
PriceSmart, Inc.	665	48,658
Rite Aid Corp. (a)(b)	1,669	24,518
SpartanNash Co.	1,053	27,125
Sprouts Farmers Market LLC (a)	3,293	97,736
U.S. Foods Holding Corp. (a)	6,374	222,006
United Natural Foods, Inc. (a)	1,598	78,430
Weis Markets, Inc.	504	33,204
		1,384,988
Food Products - 1.5%
B&G Foods, Inc. Class A (b)	1,807	55,529
Beyond Meat, Inc. (a)(b)	1,726	112,466
Bunge Ltd.	4,051	378,201
Cal-Maine Foods, Inc. (a)	1,044	38,618
Calavo Growers, Inc.	516	21,878
Campbell Soup Co.	5,819	252,894
Darling Ingredients, Inc. (a)	4,648	322,060
Flowers Foods, Inc.	5,703	156,661
Fresh Del Monte Produce, Inc.	941	25,972
Freshpet, Inc. (a)	1,246	118,706
Hostess Brands, Inc. Class A (a)	3,710	75,758
Ingredion, Inc.	1,918	185,356
J&J Snack Foods Corp.	424	66,975
John B. Sanfilippo & Son, Inc.	271	24,433
Laird Superfood, Inc. (a)	87	1,134
Lamb Weston Holdings, Inc.	4,159	263,597
Lancaster Colony Corp.	569	94,226
Landec Corp. (a)	763	8,469
Pilgrim's Pride Corp. (a)	1,349	38,042
Post Holdings, Inc. (a)	1,679	189,274
Sanderson Farms, Inc.	601	114,839
Seaboard Corp.	7	27,545
Seneca Foods Corp. Class A (a)	199	9,542
The Hain Celestial Group, Inc. (a)	2,371	101,028
The Simply Good Foods Co. (a)	2,430	101,015
Tootsie Roll Industries, Inc. (b)	542	19,637
TreeHouse Foods, Inc. (a)	1,576	63,875
Vital Farms, Inc. (a)	702	12,678
Whole Earth Brands, Inc. Class A (a)	1,227	13,178
		2,893,586
Household Products - 0.2%
Central Garden & Pet Co. (a)	290	15,263
Central Garden & Pet Co. Class A (non-vtg.) (a)	1,120	53,592
Energizer Holdings, Inc.	1,749	70,135
Reynolds Consumer Products, Inc.	1,497	47,006
Spectrum Brands Holdings, Inc.	1,219	123,997
WD-40 Co.	395	96,633
		406,626
Personal Products - 0.3%
BellRing Brands, Inc. Class A (a)(b)	1,037	29,586
Coty, Inc. Class A (a)	9,599	100,790
Edgewell Personal Care Co.	1,528	69,845
elf Beauty, Inc. (a)	1,377	45,730
Herbalife Nutrition Ltd. (a)	2,910	119,106
Inter Parfums, Inc.	494	52,809
MediFast, Inc.	334	69,950
Nu Skin Enterprises, Inc. Class A	1,429	72,522
The Honest Co., Inc.	760	6,148
USANA Health Sciences, Inc. (a)	366	37,039
Veru, Inc. (a)	1,909	11,244
		614,769
Tobacco - 0.1%
22nd Century Group, Inc. (a)(b)	4,437	13,710
Douglas Elliman, Inc. (a)	1,793	20,620
Turning Point Brands, Inc.	446	16,850
Universal Corp.	733	40,256
Vector Group Ltd.	3,586	41,167
		132,603

TOTAL CONSUMER STAPLES		6,044,276

ENERGY - 3.2%
Energy Equipment & Services - 0.5%
Archrock, Inc.	3,863	28,895
Aspen Aerogels, Inc. (a)	707	35,202
Bristow Group, Inc. (a)	697	22,074
Cactus, Inc.	1,640	62,533
Championx Corp. (a)	5,780	116,814
Core Laboratories NV	1,328	29,628
DMC Global, Inc. (a)	479	18,973
Dril-Quip, Inc. (a)	1,060	20,861
Expro Group Holdings NV (a)(b)	830	11,911
Helix Energy Solutions Group, Inc. (a)	4,367	13,625
Helmerich & Payne, Inc.	3,071	72,783
Liberty Oilfield Services, Inc. Class A (a)	3,002	29,119
Nabors Industries Ltd. (a)	232	18,813
Newpark Resources, Inc. (a)	2,574	7,568
Nextier Oilfield Solutions, Inc. (a)	4,215	14,963
NOV, Inc.	11,144	151,001
Oceaneering International, Inc. (a)	2,741	31,001
Oil States International, Inc. (a)	1,924	9,562
Patterson-UTI Energy, Inc.	5,244	44,312
ProPetro Holding Corp. (a)	2,568	20,801
RPC, Inc. (a)	1,912	8,680
Select Energy Services, Inc. Class A (a)	2,014	12,547
Solaris Oilfield Infrastructure, Inc. Class A	1,000	6,550
TechnipFMC PLC (a)	12,064	71,419
TETRA Technologies, Inc. (a)	3,631	10,312
Tidewater, Inc. (a)	1,265	13,548
Transocean Ltd. (United States) (a)(b)	16,679	46,034
U.S. Silica Holdings, Inc. (a)	2,317	21,780
		951,309
Oil, Gas & Consumable Fuels - 2.7%
Alto Ingredients, Inc. (a)	1,861	8,951
Antero Resources Corp. (a)	8,161	142,818
APA Corp.	10,825	291,084
Arch Resources, Inc.	452	41,277
Berry Corp.	1,631	13,733
Brigham Minerals, Inc. Class A	1,314	27,712
Callon Petroleum Co. (a)(b)	1,128	53,298
Centennial Resource Development, Inc. Class A (a)(b)	5,041	30,145
Civitas Resources, Inc.	891	43,632
Clean Energy Fuels Corp. (a)(b)	4,869	29,847
CNX Resources Corp. (a)	6,200	85,250
Comstock Resources, Inc. (a)	2,611	21,123
CONSOL Energy, Inc. (a)	946	21,484
Continental Resources, Inc. (b)	1,685	75,421
Coterra Energy, Inc.	11,460	217,740
Crescent Energy, Inc. Class A (a)(b)	800	10,144
CVR Energy, Inc.	846	14,221
Delek U.S. Holdings, Inc. (a)	2,110	31,629
Denbury, Inc. (a)	1,438	110,136
Devon Energy Corp.	18,035	794,442
Diamondback Energy, Inc.	4,875	525,769
EQT Corp. (a)	7,901	172,321
Equitrans Midstream Corp.	11,600	119,944
Green Plains, Inc. (a)	1,537	53,426
HollyFrontier Corp.	4,266	139,839
International Seaways, Inc.	1,248	18,321
Kosmos Energy Ltd. (a)	12,248	42,378
Laredo Petroleum, Inc. (a)	387	23,270
Magnolia Oil & Gas Corp. Class A	4,132	77,971
Marathon Oil Corp.	22,591	370,944
Matador Resources Co.	3,152	116,372
Murphy Oil Corp.	4,154	108,461
National Energy Services Reunited Corp. (a)	1,022	9,658
Northern Oil & Gas, Inc.	1,553	31,961
Ovintiv, Inc.	7,475	251,908
Par Pacific Holdings, Inc. (a)	1,192	19,656
PBF Energy, Inc. Class A (a)	2,594	33,644
PDC Energy, Inc.	2,827	137,901
Peabody Energy Corp. (a)	2,424	24,410
Range Resources Corp. (a)	7,440	132,655
Ranger Oil Corp. (a)	435	11,710
Renewable Energy Group, Inc. (a)	1,442	61,198
Rex American Resources Corp. (a)	158	15,168
SM Energy Co.	3,474	102,414
Southwestern Energy Co. (a)	19,498	90,861
Talos Energy, Inc. (a)	1,228	12,034
Targa Resources Corp.	6,537	341,493
Teekay Corp. (a)	1,822	5,721
Teekay Tankers Ltd. (a)(b)	697	7,597
Tellurian, Inc. (a)(b)	10,962	33,763
Uranium Energy Corp. (a)(b)	6,294	21,085
W&T Offshore, Inc. (a)	2,704	8,734
World Fuel Services Corp.	1,800	47,646
		5,234,320

TOTAL ENERGY		6,185,629

FINANCIALS - 15.9%
Banks - 5.9%
1st Source Corp.	519	25,742
Allegiance Bancshares, Inc.	553	23,342
Ameris Bancorp	1,906	94,690
Associated Banc-Corp.	4,361	98,515
Atlantic Union Bankshares Corp.	2,198	81,963
Banc of California, Inc.	1,337	26,232
BancFirst Corp.	515	36,338
Bancorp, Inc., Delaware (a)	1,592	40,294
Bank of Hawaii Corp.	1,155	96,743
Bank OZK	3,488	162,297
BankUnited, Inc.	2,654	112,291
Banner Corp.	983	59,639
Berkshire Hills Bancorp, Inc.	1,360	38,665
BOK Financial Corp.	864	91,143
Brookline Bancorp, Inc., Delaware	2,146	34,744
Cadence Bank	3,106	92,528
Camden National Corp.	461	22,202
Cathay General Bancorp	2,277	97,888
Central Pacific Financial Corp.	876	24,677
CIT Group, Inc.	2,830	145,292
City Holding Co.	414	33,861
Columbia Banking Systems, Inc.	2,060	67,403
Comerica, Inc.	3,840	334,080
Commerce Bancshares, Inc.	3,187	219,074
Community Bank System, Inc.	1,539	114,625
Community Trust Bancorp, Inc.	438	19,101
ConnectOne Bancorp, Inc.	1,052	34,411
CrossFirst Bankshares, Inc. (a)	1,145	17,873
Cullen/Frost Bankers, Inc.	1,622	204,486
Customers Bancorp, Inc. (a)	885	57,852
CVB Financial Corp.	3,626	77,633
Dime Community Bancshares, Inc.	954	33,543
Eagle Bancorp, Inc.	900	52,506
East West Bancorp, Inc.	4,068	320,070
Eastern Bankshares, Inc.	4,841	97,643
Enterprise Financial Services Corp.	1,135	53,447
FB Financial Corp.	1,026	44,959
First Bancorp, North Carolina	798	36,485
First Bancorp, Puerto Rico	5,989	82,528
First Bancshares, Inc.	659	25,451
First Busey Corp. (b)	1,466	39,758
First Citizens Bancshares, Inc.	205	170,117
First Commonwealth Financial Corp.	2,662	42,832
First Financial Bancorp, Ohio	2,721	66,338
First Financial Bankshares, Inc.	3,679	187,040
First Financial Corp., Indiana	341	15,444
First Foundation, Inc.	1,211	30,105
First Hawaiian, Inc.	3,704	101,230
First Horizon National Corp.	15,753	257,246
First Interstate Bancsystem, Inc.	1,010	41,077
First Merchants Corp.	1,539	64,469
First Midwest Bancorp, Inc., Delaware	3,238	66,314
Five Star Bancorp	174	5,220
Flushing Financial Corp.	910	22,113
FNB Corp., Pennsylvania	9,102	110,407
Fulton Financial Corp.	4,623	78,591
German American Bancorp, Inc.	764	29,781
Glacier Bancorp, Inc.	2,740	155,358
Great Southern Bancorp, Inc.	255	15,109
Great Western Bancorp, Inc.	1,531	51,993
Hancock Whitney Corp.	2,478	123,950
Hanmi Financial Corp.	959	22,709
HarborOne Bancorp, Inc.	1,411	20,939
Heartland Financial U.S.A., Inc.	1,107	56,025
Heritage Commerce Corp.	1,871	22,340
Heritage Financial Corp., Washington	955	23,340
Hilltop Holdings, Inc.	1,767	62,092
Home Bancshares, Inc.	4,321	105,216
HomeStreet, Inc.	633	32,916
Hope Bancorp, Inc.	3,477	51,147
Horizon Bancorp, Inc. Indiana	1,200	25,020
Independent Bank Corp.	687	16,399
Independent Bank Corp., Massachusetts	946	77,127
Independent Bank Group, Inc.	1,062	76,623
International Bancshares Corp.	1,517	64,306
Investors Bancorp, Inc.	6,452	97,748
Lakeland Bancorp, Inc.	1,498	28,447
Lakeland Financial Corp.	725	58,102
Live Oak Bancshares, Inc.	879	76,728
Meta Financial Group, Inc.	925	55,186
Midland States Bancorp, Inc.	578	14,329
National Bank Holdings Corp.	842	36,997
NBT Bancorp, Inc.	1,219	46,956
Nicolet Bankshares, Inc. (a)	321	27,526
OceanFirst Financial Corp.	1,664	36,941
OFG Bancorp	1,524	40,477
Old National Bancorp, Indiana	4,691	85,001
Origin Bancorp, Inc.	583	25,022
Pacific Premier Bancorp, Inc.	2,720	108,882
PacWest Bancorp	3,350	151,320
Park National Corp. (b)	399	54,787
Peoples Bancorp, Inc.	682	21,694
Peoples United Financial, Inc.	12,266	218,580
Pinnacle Financial Partners, Inc.	2,185	208,668
Popular, Inc.	2,308	189,348
Preferred Bank, Los Angeles	424	30,439
Prosperity Bancshares, Inc.	2,653	191,812
QCR Holdings, Inc.	440	24,640
Renasant Corp.	1,600	60,720
S&T Bancorp, Inc.	1,078	33,979
Sandy Spring Bancorp, Inc.	1,351	64,956
Seacoast Banking Corp., Florida	1,580	55,916
ServisFirst Bancshares, Inc.	1,422	120,785
Signature Bank	1,741	563,161
Silvergate Capital Corp. (a)	760	112,632
Simmons First National Corp. Class A	3,096	91,580
Southside Bancshares, Inc.	943	39,436
Southstate Corp.	2,008	160,861
Sterling Bancorp	5,527	142,541
Stock Yards Bancorp, Inc.	712	45,483
Synovus Financial Corp.	4,202	201,150
Texas Capital Bancshares, Inc. (a)	1,451	87,423
Tompkins Financial Corp.	319	26,662
TowneBank	1,846	58,315
Trico Bancshares	811	34,841
TriState Capital Holdings, Inc. (a)	812	24,571
Triumph Bancorp, Inc. (a)	688	81,927
Trustmark Corp.	1,775	57,617
UMB Financial Corp.	1,231	130,621
Umpqua Holdings Corp.	6,266	120,558
United Bankshares, Inc., West Virginia	3,696	134,091
United Community Bank, Inc.	2,482	89,203
Univest Corp. of Pennsylvania	910	27,227
Valley National Bancorp	11,645	160,119
Veritex Holdings, Inc.	1,422	56,567
Washington Trust Bancorp, Inc.	520	29,312
Webster Financial Corp.	2,597	145,016
WesBanco, Inc.	1,863	65,186
Westamerica Bancorp.	738	42,605
Western Alliance Bancorp.	2,990	321,874
Wintrust Financial Corp.	1,633	148,309
Zions Bancorp NA	4,647	293,505
		11,321,326
Capital Markets - 3.4%
Affiliated Managers Group, Inc.	1,180	194,122
Apollo Global Management LLC Class A	6,004	434,870
Ares Management Corp.	4,679	380,262
Artisan Partners Asset Management, Inc.	1,855	88,372
Assetmark Financial Holdings, Inc. (a)	537	14,075
B. Riley Financial, Inc.	463	41,142
BGC Partners, Inc. Class A	9,760	45,384
Blucora, Inc. (a)	1,404	24,317
BrightSphere Investment Group, Inc.	1,775	45,440
Carlyle Group LP	3,963	217,569
Cboe Global Markets, Inc.	3,057	398,633
Cohen & Steers, Inc.	711	65,775
Coinbase Global, Inc. (a)	815	205,682
Cowen Group, Inc. Class A	826	29,819
Diamond Hill Investment Group, Inc.	87	16,898
Donnelley Financial Solutions, Inc. (a)	895	42,190
Evercore, Inc. Class A	1,140	154,869
FactSet Research Systems, Inc.	1,082	525,863
Federated Hermes, Inc.	2,840	106,727
Focus Financial Partners, Inc. Class A (a)	1,436	85,758
Franklin Resources, Inc.	8,063	270,030
Greenhill & Co., Inc.	447	8,015
Hamilton Lane, Inc. Class A	976	101,133
Houlihan Lokey	1,456	150,725
Interactive Brokers Group, Inc.	2,513	199,582
Invesco Ltd.	9,791	225,389
Janus Henderson Group PLC	4,947	207,477
Jefferies Financial Group, Inc.	5,647	219,104
Lazard Ltd. Class A	3,228	140,838
LPL Financial	2,301	368,367
Moelis & Co. Class A	1,763	110,205
Morningstar, Inc.	680	232,553
Open Lending Corp. (a)	2,969	66,743
Oppenheimer Holdings, Inc. Class A (non-vtg.)	266	12,334
Piper Jaffray Companies	423	75,510
PJT Partners, Inc.	732	54,234
Sculptor Capital Management, Inc. Class A	564	12,041
SEI Investments Co.	3,078	187,573
StepStone Group, Inc. Class A	1,170	48,637
Stifel Financial Corp.	3,010	211,964
StoneX Group, Inc. (a)	490	30,013
Tradeweb Markets, Inc. Class A	3,028	303,224
Victory Capital Holdings, Inc.	489	17,863
Virtu Financial, Inc. Class A	2,629	75,794
Virtus Investment Partners, Inc.	201	59,717
WisdomTree Investments, Inc.	2,755	16,861
		6,523,693
Consumer Finance - 0.7%
Credit Acceptance Corp. (a)(b)	256	176,046
CURO Group Holdings Corp.	554	8,870
Encore Capital Group, Inc. (a)	849	52,731
Enova International, Inc. (a)	1,010	41,370
EZCORP, Inc. (non-vtg.) Class A (a)	1,634	12,043
FirstCash Holdings, Inc.	1,160	86,780
Green Dot Corp. Class A (a)	1,539	55,773
LendingClub Corp. (a)	2,829	68,405
LendingTree, Inc. (a)	328	40,213
Navient Corp.	4,802	101,898
Nelnet, Inc. Class A	557	54,408
OneMain Holdings, Inc.	2,938	147,018
PRA Group, Inc. (a)	1,356	68,085
PROG Holdings, Inc. (a)	1,909	86,115
SLM Corp.	8,795	172,998
Upstart Holdings, Inc.	1,322	200,019
World Acceptance Corp. (a)	119	29,206
		1,401,978
Diversified Financial Services - 0.4%
A-Mark Precious Metals, Inc.	233	14,236
Cannae Holdings, Inc. (a)	2,393	84,114
Equitable Holdings, Inc.	10,985	360,198
Voya Financial, Inc.	3,266	216,568
		675,116
Insurance - 3.7%
Alleghany Corp. (a)	397	265,033
AMBAC Financial Group, Inc. (a)	1,293	20,753
American Equity Investment Life Holding Co.	2,340	91,073
American Financial Group, Inc.	1,896	260,359
American National Group, Inc.	369	69,682
Amerisafe, Inc.	518	27,884
Argo Group International Holdings, Ltd.	975	56,657
Assurant, Inc.	1,686	262,780
Assured Guaranty Ltd.	2,074	104,115
Axis Capital Holdings Ltd.	2,196	119,616
Brighthouse Financial, Inc. (a)	2,375	123,025
Brown & Brown, Inc.	6,711	471,649
BRP Group, Inc. (a)	1,487	53,696
CNO Financial Group, Inc.	3,604	85,919
eHealth, Inc. (a)	683	17,417
Employers Holdings, Inc.	836	34,594
Enstar Group Ltd. (a)	355	87,894
Erie Indemnity Co. Class A	714	137,559
Everest Re Group Ltd.	1,141	312,543
Fidelity National Financial, Inc.	8,170	426,311
First American Financial Corp.	3,142	245,799
Genworth Financial, Inc. Class A (a)	14,156	57,332
Globe Life, Inc.	2,668	250,045
GoHealth, Inc. (a)	1,972	7,474
Goosehead Insurance	555	72,194
Greenlight Capital Re, Ltd. (a)	911	7,142
Hanover Insurance Group, Inc.	1,020	133,681
HCI Group, Inc.	186	15,538
Heritage Insurance Holdings, Inc.	660	3,881
Horace Mann Educators Corp.	1,162	44,969
James River Group Holdings Ltd.	1,095	31,547
Kemper Corp.	1,712	100,648
Kinsale Capital Group, Inc.	617	146,778
Lemonade, Inc. (a)(b)	1,096	46,153
Lincoln National Corp.	5,060	345,396
Loews Corp.	5,751	332,178
MBIA, Inc. (a)(b)	1,427	22,532
Mercury General Corp.	742	39,371
National Western Life Group, Inc.	65	13,939
Old Republic International Corp.	8,118	199,540
Palomar Holdings, Inc. (a)	716	46,375
Primerica, Inc.	1,131	173,348
ProAssurance Corp.	1,586	40,126
Reinsurance Group of America, Inc.	1,944	212,849
RenaissanceRe Holdings Ltd.	1,351	228,765
RLI Corp.	1,142	128,018
Root, Inc. (a)	2,474	7,669
Safety Insurance Group, Inc.	417	35,458
Selective Insurance Group, Inc.	1,723	141,183
Selectquote, Inc. (a)	3,569	32,335
Siriuspoint Ltd. (a)	2,637	21,439
Stewart Information Services Corp.	758	60,435
Trean Insurance Group, Inc. (a)	402	3,582
Trupanion, Inc. (a)	961	126,881
United Fire Group, Inc.	648	15,027
Universal Insurance Holdings, Inc.	890	15,130
Unum Group	5,854	143,833
W.R. Berkley Corp.	4,012	330,549
White Mountains Insurance Group Ltd.	88	89,223
		6,996,921
Mortgage Real Estate Investment Trusts - 1.0%
AG Mortgage Investment Trust, Inc.	350	3,588
AGNC Investment Corp.	15,028	226,021
Annaly Capital Management, Inc.	41,271	322,739
Apollo Commercial Real Estate Finance, Inc.	3,983	52,416
Arbor Realty Trust, Inc.	4,121	75,497
Ares Commercial Real Estate Corp.	1,361	19,789
Armour Residential REIT, Inc. (b)	2,356	23,112
Blackstone Mortgage Trust, Inc.	4,473	136,963
BrightSpire Capital, Inc.	2,792	28,646
Broadmark Realty Capital, Inc.	3,911	36,881
Cherry Hill Mortgage Investment Corp. (b)	447	3,697
Chimera Investment Corp.	6,708	101,157
Dynex Capital, Inc.	1,038	17,345
Ellington Financial LLC	1,403	23,977
Franklin BSP Realty Trust, Inc.	914	13,655
Granite Point Mortgage Trust, Inc.	1,439	16,851
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,262	120,157
Invesco Mortgage Capital, Inc. (b)	8,443	23,472
KKR Real Estate Finance Trust, Inc.	1,175	24,475
Ladder Capital Corp. Class A	3,186	38,200
MFA Financial, Inc.	11,213	51,131
New Residential Investment Corp.	13,330	142,764
New York Mortgage Trust, Inc.	10,720	39,878
Orchid Island Capital, Inc.	3,733	16,799
PennyMac Mortgage Investment Trust	2,816	48,801
Ready Capital Corp.	1,775	27,743
Redwood Trust, Inc.	3,124	41,206
Starwood Property Trust, Inc.	8,415	204,485
TPG RE Finance Trust, Inc.	1,827	22,509
Two Harbors Investment Corp.	8,873	51,197
Western Asset Mortgage Capital Corp.	1,882	3,971
		1,959,122
Thrifts & Mortgage Finance - 0.8%
Axos Financial, Inc. (a)	1,505	84,145
Capitol Federal Financial, Inc.	3,565	40,391
Columbia Financial, Inc. (a)	1,101	22,967
Essent Group Ltd.	3,205	145,924
Federal Agricultural Mortgage Corp. Class C (non-vtg.)	273	33,833
Flagstar Bancorp, Inc.	1,512	72,485
Kearny Financial Corp.	2,359	31,257
Merchants Bancorp	482	22,813
MGIC Investment Corp.	9,700	139,874
Mr. Cooper Group, Inc. (a)	2,461	102,402
New York Community Bancorp, Inc.	13,300	162,393
NMI Holdings, Inc. (a)	2,416	52,790
Northfield Bancorp, Inc.	1,410	22,786
Northwest Bancshares, Inc.	3,583	50,735
Ocwen Financial Corp. (a)	238	9,513
PennyMac Financial Services, Inc.	960	66,989
Premier Financial Corp.	1,033	31,930
Provident Financial Services, Inc.	2,195	53,163
Radian Group, Inc.	5,291	111,799
Rocket Companies, Inc.	3,913	54,782
TFS Financial Corp.	1,444	25,804
Trustco Bank Corp., New York	595	19,819
Walker & Dunlop, Inc.	837	126,287
Washington Federal, Inc.	1,938	64,690
Waterstone Financial, Inc.	565	12,351
WSFS Financial Corp.	1,359	68,113
		1,630,035

TOTAL FINANCIALS		30,508,191

HEALTH CARE - 11.6%
Biotechnology - 4.5%
2seventy bio, Inc. (a)	615	15,762
4D Molecular Therapeutics, Inc.	594	13,032
Abeona Therapeutics, Inc. (a)	1,827	616
ACADIA Pharmaceuticals, Inc. (a)	3,352	78,236
ADMA Biologics, Inc. (a)	2,443	3,445
Adverum Biotechnologies, Inc. (a)	2,586	4,551
Aeglea BioTherapeutics, Inc. (a)	1,109	5,268
Agenus, Inc. (a)	6,176	19,887
Agios Pharmaceuticals, Inc. (a)	1,672	54,959
Akebia Therapeutics, Inc. (a)	4,962	11,214
Akero Therapeutics, Inc. (a)(b)	716	15,143
Akouos, Inc. (a)	809	6,877
Albireo Pharma, Inc. (a)	562	13,089
Aldeyra Therapeutics, Inc. (a)	1,302	5,208
Alector, Inc. (a)	1,597	32,978
Aligos Therapeutics, Inc. (a)(b)	577	6,849
Alkermes PLC (a)	4,629	107,671
Allakos, Inc. (a)	1,005	9,839
Allogene Therapeutics, Inc. (a)	2,017	30,094
Allovir, Inc. (a)	838	10,844
Altimmune, Inc. (a)	964	8,830
ALX Oncology Holdings, Inc. (a)	601	12,915
Amicus Therapeutics, Inc. (a)	6,886	79,533
AnaptysBio, Inc. (a)	493	17,132
Anavex Life Sciences Corp. (a)(b)	2,140	37,108
Anika Therapeutics, Inc. (a)	449	16,088
Annexon, Inc. (a)	737	8,468
Apellis Pharmaceuticals, Inc. (a)	2,044	96,640
Applied Genetic Technologies Corp. (a)	1,057	2,008
Applied Molecular Transport, Inc. (a)	452	6,319
Applied Therapeutics, Inc. (a)	476	4,260
Arbutus Biopharma Corp. (a)	1,874	7,290
Arcturus Therapeutics Holdings, Inc. (a)	602	22,280
Arcus Biosciences, Inc. (a)	1,339	54,189
Arcutis Biotherapeutics, Inc. (a)	807	16,737
Ardelyx, Inc. (a)(b)	2,000	2,200
Arena Pharmaceuticals, Inc. (a)	1,752	162,831
Arrowhead Pharmaceuticals, Inc. (a)	2,990	198,237
Assembly Biosciences, Inc. (a)	1,110	2,586
Atara Biotherapeutics, Inc. (a)	2,302	36,280
Athenex, Inc. (a)	2,095	2,849
Athersys, Inc. (a)	5,280	4,766
Atreca, Inc. (a)(b)	770	2,333
Avalo Therapeutics, Inc. (a)	1,151	1,957
Avid Bioservices, Inc. (a)	1,725	50,336
Avidity Biosciences, Inc. (a)	1,207	28,690
Avita Medical, Inc. (a)	694	8,314
AVROBIO, Inc. (a)	1,019	3,923
Beam Therapeutics, Inc. (a)	1,256	100,091
BeyondSpring, Inc. (a)	494	2,238
BioAtla, Inc.	477	9,364
BioCryst Pharmaceuticals, Inc. (a)(b)	5,063	70,123
Biohaven Pharmaceutical Holding Co. Ltd. (a)	1,657	228,351
BioXcel Therapeutics, Inc. (a)	555	11,283
Black Diamond Therapeutics, Inc. (a)(b)	430	2,292
bluebird bio, Inc. (a)	1,847	18,452
Blueprint Medicines Corp. (a)	1,684	180,373
Bolt Biotherapeutics, Inc. (b)	362	1,774
BrainStorm Cell Therpeutic, Inc. (a)	684	2,736
BridgeBio Pharma, Inc. (a)(b)	3,132	52,242
Burning Rock Biotech Ltd. ADR (a)	1,350	12,866
C4 Therapeutics, Inc. (a)	1,059	34,100
Calithera Biosciences, Inc. (a)	2,080	1,384
Capricor Therapeutics, Inc. (a)(b)	497	1,456
CareDx, Inc. (a)	1,509	68,629
Catalyst Biosciences, Inc. (a)	796	728
Catalyst Pharmaceutical Partners, Inc. (a)	3,062	20,730
Cel-Sci Corp. (a)(b)	1,203	8,541
Celldex Therapeutics, Inc. (a)	1,303	50,348
ChemoCentryx, Inc. (a)	1,399	50,938
Chimerix, Inc. (a)	2,248	14,455
Chinook Therapeutics, Inc. (a)	1,094	17,843
Clene, Inc. (a)(b)	613	2,513
Clovis Oncology, Inc. (a)(b)	3,312	8,976
Codiak Biosciences, Inc. (a)	522	5,815
Coherus BioSciences, Inc. (a)	1,916	30,579
Concert Pharmaceuticals, Inc. (a)	912	2,873
Corbus Pharmaceuticals Holdings, Inc. (a)	2,016	1,241
Cortexyme, Inc. (a)(b)	485	6,121
Crinetics Pharmaceuticals, Inc. (a)	842	23,921
Cue Biopharma, Inc. (a)	772	8,731
Cullinan Oncology, Inc.	690	10,647
Cyclerion Therapeutics, Inc. (a)	745	1,281
Cytokinetics, Inc. (a)	2,373	108,161
CytomX Therapeutics, Inc. (a)	1,866	8,080
Deciphera Pharmaceuticals, Inc. (a)	1,129	11,030
Denali Therapeutics, Inc. (a)	2,655	118,413
DermTech, Inc. (a)(b)	749	11,834
Dynavax Technologies Corp. (a)(b)	3,029	42,618
Dyne Therapeutics, Inc. (a)	817	9,714
Eagle Pharmaceuticals, Inc. (a)	347	17,669
Editas Medicine, Inc. (a)(b)	1,919	50,949
Eiger Biopharmaceuticals, Inc. (a)	982	5,097
Emergent BioSolutions, Inc. (a)	1,375	59,771
Enanta Pharmaceuticals, Inc. (a)	541	40,456
Epizyme, Inc. (a)	2,896	7,240
Exelixis, Inc. (a)	9,038	165,215
Fate Therapeutics, Inc. (a)	2,320	135,743
FibroGen, Inc. (a)	2,506	35,335
Foghorn Therapeutics, Inc. (a)	599	13,699
Forma Therapeutics Holdings, Inc. (a)	892	12,684
Fortress Biotech, Inc. (a)	2,100	5,250
Frequency Therapeutics, Inc. (a)(b)	1,035	5,310
G1 Therapeutics, Inc. (a)(b)	954	9,740
Generation Bio Co. (a)	1,258	8,907
Geron Corp. (a)	9,020	11,004
Global Blood Therapeutics, Inc. (a)	1,631	47,739
GlycoMimetics, Inc. (a)	1,117	1,608
Gossamer Bio, Inc. (a)	1,578	17,847
Gt Biopharma, Inc. (a)	549	1,674
Halozyme Therapeutics, Inc. (a)	4,081	164,097
Harpoon Therapeutics, Inc. (a)	639	4,824
Heat Biologics, Inc. (a)	768	2,335
Heron Therapeutics, Inc. (a)(b)	2,935	26,797
Homology Medicines, Inc. (a)	1,147	4,175
iBio, Inc. (a)	6,945	3,813
Ideaya Biosciences, Inc. (a)	940	22,222
IGM Biosciences, Inc. (a)(b)	211	6,189
Immatics NV (a)	864	11,612
ImmunityBio, Inc. (a)	1,882	11,443
ImmunoGen, Inc. (a)	5,285	39,215
Immunovant, Inc. (a)	1,039	8,852
Inhibrx, Inc. (a)	586	25,591
Inovio Pharmaceuticals, Inc. (a)(b)	5,741	28,648
Inozyme Pharma, Inc. (a)	177	1,207
Insmed, Inc. (a)	3,304	90,001
Intellia Therapeutics, Inc. (a)	1,958	231,514
Intercept Pharmaceuticals, Inc. (a)(b)	779	12,690
Invitae Corp. (a)	5,736	87,589
Ionis Pharmaceuticals, Inc. (a)	4,044	123,059
Iovance Biotherapeutics, Inc. (a)	3,865	73,783
Ironwood Pharmaceuticals, Inc. Class A (a)	4,559	53,158
iTeos Therapeutics, Inc. (a)	574	26,725
Iveric Bio, Inc. (a)	2,853	47,702
Jounce Therapeutics, Inc. (a)	1,075	8,976
Kalvista Pharmaceuticals, Inc. (a)	508	6,721
Karuna Therapeutics, Inc. (a)	627	82,137
Karyopharm Therapeutics, Inc. (a)(b)	2,035	13,085
Keros Therapeutics, Inc. (a)	375	21,941
Kiniksa Pharmaceuticals Ltd. (a)	723	8,510
Kinnate Biopharma, Inc. (b)	381	6,751
Kodiak Sciences, Inc. (a)	969	82,152
Kronos Bio, Inc. (a)	1,170	15,900
Krystal Biotech, Inc. (a)	519	36,304
Kura Oncology, Inc. (a)	1,817	25,438
Kymera Therapeutics, Inc. (a)	1,012	64,252
Ligand Pharmaceuticals, Inc. Class B (a)	475	73,369
Lineage Cell Therapeutics, Inc. (a)	2,743	6,720
Macrogenics, Inc. (a)	1,527	24,508
Madrigal Pharmaceuticals, Inc. (a)(b)	341	28,896
Magenta Therapeutics, Inc. (a)	1,320	5,848
MannKind Corp. (a)(b)	7,332	32,041
Matinas BioPharma Holdings, Inc. (a)	3,943	3,982
MediciNova, Inc. (a)(b)	1,198	3,211
MEI Pharma, Inc. (a)	2,645	7,062
Mersana Therapeutics, Inc. (a)	1,720	10,698
Mirati Therapeutics, Inc. (a)	1,318	193,337
Mirum Pharmaceuticals, Inc. (a)	378	6,029
Molecular Templates, Inc. (a)	1,196	4,688
Morphic Holding, Inc. (a)	745	35,298
Mustang Bio, Inc. (a)	1,700	2,822
Myriad Genetics, Inc. (a)	2,292	63,259
Natera, Inc. (a)	2,500	233,475
Neoleukin Therapeutics, Inc. (a)	938	4,521
Neubase Therapeutics, Inc. (a)	497	1,397
Neurocrine Biosciences, Inc. (a)	2,719	231,577
NextCure, Inc. (a)	420	2,520
Nkarta, Inc. (a)	492	7,552
Nurix Therapeutics, Inc. (a)	1,147	33,206
Olema Pharmaceuticals, Inc. (a)	839	7,853
Oncorus, Inc. (a)(b)	276	1,455
Opko Health, Inc. (a)(b)	11,740	56,469
ORIC Pharmaceuticals, Inc. (a)	907	13,333
Ovid Therapeutics, Inc. (a)	1,148	3,685
Oyster Point Pharma, Inc. (a)(b)	374	6,829
Palatin Technologies, Inc. (a)(b)	5,190	2,655
Passage Bio, Inc. (a)	1,095	6,953
PDL BioPharma, Inc. (a)(c)	2,200	5,434
PMV Pharmaceuticals, Inc. (a)	778	17,972
Poseida Therapeutics, Inc. (a)	949	6,463
Praxis Precision Medicines, Inc. (a)	1,003	19,759
Precigen, Inc. (a)(b)	2,696	10,002
Precision BioSciences, Inc. (a)	1,226	9,072
Prelude Therapeutics, Inc. (a)(b)	341	4,245
Protagonist Therapeutics, Inc. (a)	1,338	45,760
Prothena Corp. PLC (a)	995	49,153
PTC Therapeutics, Inc. (a)	2,021	80,496
Puma Biotechnology, Inc. (a)	1,133	3,444
Radius Health, Inc. (a)	1,432	9,909
RAPT Therapeutics, Inc. (a)	560	20,569
Recro Pharma, Inc. (a)	599	1,024
REGENXBIO, Inc. (a)	1,051	34,368
Relay Therapeutics, Inc. (a)	1,784	54,787
Repligen Corp. (a)	1,467	388,520
Replimune Group, Inc. (a)	774	20,975
Revolution Medicines, Inc. (a)	1,779	44,777
Rhythm Pharmaceuticals, Inc. (a)	1,146	11,437
Rigel Pharmaceuticals, Inc. (a)	5,117	13,560
Rocket Pharmaceuticals, Inc. (a)(b)	1,317	28,750
Rubius Therapeutics, Inc. (a)(b)	1,274	12,332
Sage Therapeutics, Inc. (a)	1,485	63,172
Sangamo Therapeutics, Inc. (a)	3,666	27,495
Sarepta Therapeutics, Inc. (a)	2,289	206,124
Scholar Rock Holding Corp. (a)	800	19,872
Selecta Biosciences, Inc. (a)	2,901	9,457
Seres Therapeutics, Inc. (a)	1,822	15,177
Sesen Bio, Inc. (a)	4,775	3,892
Shattuck Labs, Inc. (a)	803	6,834
Silverback Therapeutics, Inc.	787	5,241
Sorrento Therapeutics, Inc. (a)(b)	8,547	39,744
Spectrum Pharmaceuticals, Inc. (a)	4,619	5,866
Spero Therapeutics, Inc. (a)(b)	884	14,153
Springworks Therapeutics, Inc. (a)	749	46,423
Spruce Biosciences, Inc. (a)(b)	188	838
SQZ Biotechnologies Co. (a)(b)	564	5,037
Stoke Therapeutics, Inc. (a)	583	13,986
Sutro Biopharma, Inc. (a)	1,229	18,288
Syndax Pharmaceuticals, Inc. (a)	1,226	26,837
Syros Pharmaceuticals, Inc. (a)	1,656	5,399
T2 Biosystems, Inc. (a)	4,591	2,370
Talaris Therapeutics, Inc. (a)	265	4,052
Taysha Gene Therapies, Inc. (a)(b)	657	7,654
TCR2 Therapeutics, Inc. (a)	771	3,593
TG Therapeutics, Inc. (a)	3,806	72,314
Travere Therapeutics, Inc.(a)	1,462	45,380
Trevena, Inc. (a)	4,708	2,742
Turning Point Therapeutics, Inc. (a)	1,416	67,543
Twist Bioscience Corp.(a)	1,402	108,501
Ultragenyx Pharmaceutical, Inc. (a)	1,953	164,228
uniQure B.V. (a)	1,028	21,321
United Therapeutics Corp. (a)	1,287	278,095
UNITY Biotechnology, Inc. (a)	783	1,143
Vanda Pharmaceuticals, Inc. (a)	1,701	26,689
Vaxart, Inc. (a)(b)	3,507	21,989
Vaxcyte, Inc. (a)	899	21,387
VBI Vaccines, Inc. (a)	7,428	17,382
Veracyte, Inc. (a)	2,050	84,460
Verastem, Inc. (a)	4,545	9,317
Vericel Corp. (a)(b)	1,325	52,073
Viking Therapeutics, Inc. (a)(b)	1,892	8,703
Vir Biotechnology, Inc. (a)	2,098	87,843
Vor Biopharma, Inc. (a)(b)	314	3,649
Voyager Therapeutics, Inc. (a)	591	1,602
Xbiotech, Inc.	377	4,196
Xencor, Inc. (a)	1,675	67,201
Y-mAbs Therapeutics, Inc. (a)	986	15,983
Zentalis Pharmaceuticals, Inc. (a)	1,044	87,759
ZIOPHARM Oncology, Inc. (a)(b)	6,667	7,267
		8,685,218
Health Care Equipment & Supplies - 2.3%
Accelerate Diagnostics, Inc. (a)(b)	890	4,646
Accuray, Inc. (a)	2,885	13,761
Acutus Medical, Inc. (a)	717	2,445
Alphatec Holdings, Inc. (a)	2,080	23,774
Angiodynamics, Inc. (a)	1,164	32,103
Aspira Women's Health, Inc. (a)	1,887	3,340
Atricure, Inc. (a)	1,315	91,432
Atrion Corp.	38	26,786
Avanos Medical, Inc. (a)	1,334	46,250
AxoGen, Inc. (a)	1,052	9,857
Axonics Modulation Technologies, Inc. (a)	1,327	74,312
BioLife Solutions, Inc. (a)	870	32,425
BioSig Technologies, Inc. (a)(b)	661	1,474
Bioventus, Inc.	248	3,594
Cardiovascular Systems, Inc. (a)	1,106	20,771
Cerus Corp. (a)	4,577	31,169
Co.-Diagnostics, Inc. (a)(b)	745	6,653
CONMED Corp.	834	118,228
Cryolife, Inc. (a)	1,185	24,115
CryoPort, Inc. (a)	1,312	77,631
Cutera, Inc. (a)	444	18,346
CytoSorbents Corp. (a)	1,136	4,760
Dentsply Sirona, Inc.	6,251	348,743
Eargo, Inc. (a)	849	4,330
Envista Holdings Corp. (a)	4,613	207,862
Glaukos Corp. (a)	1,313	58,350
Globus Medical, Inc. (a)	2,250	162,450
Haemonetics Corp. (a)	1,459	77,385
Heska Corp. (a)	298	54,382
ICU Medical, Inc. (a)	572	135,758
Inari Medical, Inc. (a)	915	83,512
Inogen, Inc. (a)	567	19,278
Integer Holdings Corp. (a)	943	80,711
Integra LifeSciences Holdings Corp. (a)	2,078	139,205
Intersect ENT, Inc. (a)	975	26,627
Invacare Corp. (a)	959	2,608
iRhythm Technologies, Inc. (a)	835	98,271
Lantheus Holdings, Inc. (a)	1,878	54,255
LeMaitre Vascular, Inc.	586	29,435
LivaNova PLC (a)	1,521	132,981
Meridian Bioscience, Inc. (a)	1,335	27,234
Merit Medical Systems, Inc. (a)	1,473	91,768
Mesa Laboratories, Inc.	146	47,901
Natus Medical, Inc. (a)	888	21,072
Neogen Corp. (a)	3,083	139,999
Nevro Corp. (a)	998	80,908
NuVasive, Inc. (a)	1,474	77,356
OraSure Technologies, Inc. (a)	2,246	19,518
Ortho Clinical Diagnostics Holdings PLC	3,219	68,854
Orthofix International NV (a)	588	18,281
OrthoPediatrics Corp. (a)	405	24,243
Outset Medical, Inc. (a)	1,158	53,372
Penumbra, Inc. (a)	985	283,010
Pulmonx Corp. (a)	988	31,685
Pulse Biosciences, Inc. (a)(b)	382	5,657
Quidel Corp. (a)	1,086	146,599
Quotient Ltd. (a)	2,604	6,744
Repro Medical Systems, Inc. (a)	700	2,100
Retractable Technologies, Inc. (a)(b)	395	2,737
Seaspine Holdings Corp. (a)	935	12,735
Shockwave Medical, Inc. (a)	1,008	179,757
SI-BONE, Inc. (a)	828	18,390
Sientra, Inc.(a)(b)	1,579	5,795
Silk Road Medical, Inc. (a)	969	41,289
SmileDirectClub, Inc. (a)(b)	3,226	7,581
Staar Surgical Co. (a)	1,359	124,077
Surgalign Holdings, Inc. (a)	2,621	1,878
SurModics, Inc. (a)	431	20,753
Tactile Systems Technology, Inc. (a)	609	11,589
Talis Biomedical Corp.	457	1,833
Tandem Diabetes Care, Inc. (a)	1,807	271,990
TransMedics Group, Inc. (a)	731	14,006
Vapotherm, Inc. (a)	693	14,352
Varex Imaging Corp. (a)	1,168	36,850
ViewRay, Inc. (a)	4,208	23,186
Zynex, Inc.	595	5,932
		4,325,046
Health Care Providers & Services - 2.4%
1Life Healthcare, Inc. (a)	3,317	58,280
Acadia Healthcare Co., Inc. (a)	2,571	156,060
Accolade, Inc. (a)	1,655	43,626
AdaptHealth Corp. (a)	2,733	66,849
Addus HomeCare Corp. (a)	462	43,202
Amedisys, Inc. (a)	936	151,520
AMN Healthcare Services, Inc. (a)	1,353	165,512
Apollo Medical Holdings, Inc. (a)(b)	1,080	79,358
Apria, Inc.	224	7,302
Brookdale Senior Living, Inc. (a)	5,000	25,800
Castle Biosciences, Inc. (a)	674	28,894
Chemed Corp.	452	239,126
Community Health Systems, Inc. (a)	3,675	48,914
Corvel Corp. (a)	275	57,200
Covetrus, Inc. (a)	3,033	60,569
Cross Country Healthcare, Inc. (a)	1,032	28,648
DaVita HealthCare Partners, Inc. (a)	1,916	217,964
Encompass Health Corp.	2,839	185,273
Fulgent Genetics, Inc. (a)	536	53,916
Hanger, Inc. (a)	1,150	20,850
HealthEquity, Inc. (a)	2,389	105,689
Henry Schein, Inc. (a)	3,998	309,965
InfuSystems Holdings, Inc. (a)	498	8,481
LHC Group, Inc. (a)	909	124,742
Magellan Health Services, Inc. (a)	659	62,598
MEDNAX, Inc. (a)	2,461	66,964
Modivcare, Inc. (a)	353	52,346
Molina Healthcare, Inc. (a)	1,673	532,148
National Healthcare Corp.	370	25,138
National Research Corp. Class A	406	16,857
Ontrak, Inc. (a)(b)	233	1,466
Option Care Health, Inc. (a)	3,972	112,964
Owens & Minor, Inc.	2,220	96,570
Patterson Companies, Inc.	2,461	72,230
Pennant Group, Inc. (a)	752	17,356
PetIQ, Inc. Class A (a)	683	15,511
Premier, Inc.	3,501	144,136
Progyny, Inc. (a)	1,981	99,743
R1 RCM, Inc. (a)	3,831	97,652
RadNet, Inc. (a)	1,316	39,625
Select Medical Holdings Corp.	3,037	89,288
Surgery Partners, Inc. (a)	854	45,612
Tenet Healthcare Corp. (a)	3,066	250,462
The Ensign Group, Inc.	1,496	125,604
The Joint Corp. (a)	398	26,145
Tivity Health, Inc. (a)	1,265	33,447
Triple-S Management Corp. (a)	701	25,012
U.S. Physical Therapy, Inc.	357	34,111
Universal Health Services, Inc. Class B	2,170	281,362
		4,652,087
Health Care Technology - 0.6%
Allscripts Healthcare Solutions, Inc. (a)	3,552	65,534
American Well Corp. (a)	5,152	31,118
Certara, Inc.	2,661	75,626
Change Healthcare, Inc. (a)	7,066	151,071
Computer Programs & Systems, Inc. (a)	400	11,720
Evolent Health, Inc. (a)	2,277	63,005
GoodRx Holdings, Inc. (a)(b)	1,838	60,066
Health Catalyst, Inc. (a)	1,457	57,726
HealthStream, Inc. (a)	755	19,902
iCAD, Inc. (a)	651	4,687
Inspire Medical Systems, Inc. (a)	781	179,677
Nextgen Healthcare, Inc. (a)	1,742	30,990
Omnicell, Inc. (a)	1,247	225,009
OptimizeRx Corp. (a)(b)	509	31,614
Phreesia, Inc. (a)	1,451	60,449
Schrodinger, Inc. (a)	1,342	46,742
Simulations Plus, Inc. (b)	477	22,562
Tabula Rasa HealthCare, Inc. (a)(b)	683	10,245
Vocera Communications, Inc. (a)	979	63,478
		1,211,221
Life Sciences Tools & Services - 0.8%
Adaptive Biotechnologies Corp. (a)	3,108	87,210
Bruker Corp.	2,906	243,842
ChromaDex, Inc. (a)	1,535	5,741
Codexis, Inc. (a)	1,732	54,160
Fluidigm Corp. (a)(b)	2,172	8,514
Frontage Holdings Corp. (a)(d)	20,000	10,131
Maravai LifeSciences Holdings, Inc. (a)	3,134	131,315
Medpace Holdings, Inc. (a)	812	176,724
Nanostring Technologies, Inc. (a)	1,271	53,674
NeoGenomics, Inc. (a)	3,546	120,990
Pacific Biosciences of California, Inc. (a)	5,685	116,315
Personalis, Inc. (a)	1,027	14,655
Quanterix Corp. (a)	965	40,916
Seer, Inc.	1,010	23,038
Sotera Health Co. (a)	2,820	66,411
Syneos Health, Inc. (a)	2,967	304,652
		1,458,288
Pharmaceuticals - 1.0%
AcelRx Pharmaceuticals, Inc. (a)	3,182	1,783
Aerie Pharmaceuticals, Inc. (a)	1,387	9,737
Agile Therapeutics, Inc. (a)(b)	2,000	976
Amneal Pharmaceuticals, Inc. (a)	2,828	13,546
Amphastar Pharmaceuticals, Inc. (a)	1,092	25,433
Ampio Pharmaceuticals, Inc. (a)(b)	5,021	2,862
ANI Pharmaceuticals, Inc. (a)	272	12,534
Antares Pharma, Inc. (a)	4,992	17,821
Aquestive Therapeutics, Inc. (a)(b)	503	1,957
Arvinas Holding Co. LLC (a)	1,242	102,018
Athira Pharma, Inc. (a)	945	12,313
Axsome Therapeutics, Inc. (a)(b)	814	30,753
Aytu BioScience, Inc. (a)(b)	628	848
Biodelivery Sciences International, Inc. (a)	2,937	9,105
Cara Therapeutics, Inc. (a)	1,267	15,432
Collegium Pharmaceutical, Inc. (a)	1,096	20,473
Corcept Therapeutics, Inc. (a)	3,016	59,717
CorMedix, Inc. (a)	914	4,159
CymaBay Therapeutics, Inc. (a)	1,999	6,757
Durect Corp. (a)	6,329	6,240
Endo International PLC (a)	7,097	26,685
Esperion Therapeutics, Inc. (a)	877	4,385
Evofem Biosciences, Inc. (a)(b)	2,638	991
Evolus, Inc. (a)(b)	1,211	7,884
Fulcrum Therapeutics, Inc. (a)	813	14,382
Innoviva, Inc. (a)	1,714	29,567
Intra-Cellular Therapies, Inc. (a)	2,073	108,501
Jazz Pharmaceuticals PLC (a)	1,753	223,332
Kala Pharmaceuticals, Inc. (a)(b)	1,083	1,310
Lannett Co., Inc. (a)(b)	1,066	1,727
Liquidia Technologies, Inc. (a)	695	3,385
Marinus Pharmaceuticals, Inc. (a)	971	11,535
Nektar Therapeutics (a)	5,232	70,684
NGM Biopharmaceuticals, Inc. (a)	1,068	18,914
Ocular Therapeutix, Inc. (a)	2,305	16,066
Odonate Therapeutics, Inc. (a)	538	726
Omeros Corp. (a)(b)	1,920	12,346
OptiNose, Inc. (a)	1,099	1,780
Pacira Biosciences, Inc. (a)	1,266	76,175
Paratek Pharmaceuticals, Inc. (a)(b)	1,327	5,958
Perrigo Co. PLC	3,834	149,143
Phathom Pharmaceuticals, Inc. (a)(b)	494	9,717
Phibro Animal Health Corp. Class A	632	12,905
Pliant Therapeutics, Inc. (a)	637	8,600
Prestige Brands Holdings, Inc. (a)	1,429	86,669
Provention Bio, Inc. (a)	1,535	8,627
Reata Pharmaceuticals, Inc. (a)	761	20,068
Relmada Therapeutics, Inc. (a)	440	9,913
Revance Therapeutics, Inc. (a)	1,859	30,339
Royalty Pharma PLC	10,150	404,478
SIGA Technologies, Inc. (a)	1,309	9,844
Supernus Pharmaceuticals, Inc. (a)(b)	1,475	43,011
Tarsus Pharmaceuticals, Inc. (a)	175	3,938
TherapeuticsMD, Inc. (a)	10,214	3,631
Theravance Biopharma, Inc. (a)	1,571	17,360
Tricida, Inc. (a)	790	7,552
Vyne Therapeutics, Inc. (a)(b)	1,364	1,391
WAVE Life Sciences (a)	954	2,996
Xeris Biopharma Holdings, Inc. (a)(b)	2,500	7,325
Xeris Biopharma Holdings, Inc. rights (a)(c)	1,262	229
Zogenix, Inc. (a)	1,433	23,286
Zynerba Pharmaceuticals, Inc. (a)(b)	1,671	4,812
		1,856,631

TOTAL HEALTH CARE		22,188,491

INDUSTRIALS - 16.2%
Aerospace & Defense - 1.4%
AAR Corp. (a)	905	35,322
Aerojet Rocketdyne Holdings, Inc.	2,156	100,815
AeroVironment, Inc. (a)	680	42,180
Astronics Corp. (a)	694	8,328
Axon Enterprise, Inc. (a)	1,881	295,317
BWX Technologies, Inc.	2,711	129,803
Byrna Technologies, Inc. (a)	453	6,048
Curtiss-Wright Corp.	1,163	161,273
Ducommun, Inc. (a)	316	14,779
Hexcel Corp. (a)	2,397	124,165
Howmet Aerospace, Inc.	11,025	350,926
Huntington Ingalls Industries, Inc.	1,144	213,631
Kaman Corp.	812	35,038
Kratos Defense & Security Solutions, Inc. (a)	3,549	68,851
Maxar Technologies, Inc.	2,043	60,330
Mercury Systems, Inc. (a)	1,606	88,426
Moog, Inc. Class A	824	66,719
National Presto Industries, Inc.	150	12,305
PAE, Inc. (a)	1,895	18,817
Park Aerospace Corp.	606	7,999
Parsons Corp. (a)	815	27,425
Spirit AeroSystems Holdings, Inc. Class A	3,011	129,744
Textron, Inc.	6,408	494,698
Triumph Group, Inc. (a)	1,848	34,243
Vectrus, Inc. (a)	367	16,798
Virgin Galactic Holdings, Inc. (a)(b)	5,084	68,024
		2,612,004
Air Freight & Logistics - 0.5%
Air Transport Services Group, Inc. (a)	1,656	48,653
Atlas Air Worldwide Holdings, Inc. (a)	774	72,849
C.H. Robinson Worldwide, Inc.	3,775	406,303
Forward Air Corp.	778	94,208
GXO Logistics, Inc. (a)	2,825	256,595
Hub Group, Inc. Class A (a)	966	81,376
		959,984
Airlines - 0.5%
Alaska Air Group, Inc. (a)	3,570	185,997
Allegiant Travel Co. (a)	439	82,111
American Airlines Group, Inc. (a)(b)	18,546	333,086
Hawaiian Holdings, Inc. (a)	1,500	27,555
JetBlue Airways Corp. (a)	9,054	128,929
Mesa Air Group, Inc. (a)	944	5,286
SkyWest, Inc. (a)	1,428	56,120
Spirit Airlines, Inc. (a)	3,095	67,626
		886,710
Building Products - 2.2%
A.O. Smith Corp.	3,826	328,462
AAON, Inc.	1,191	94,601
Advanced Drain Systems, Inc.	1,599	217,672
Allegion PLC	2,571	340,503
Alpha PRO Tech Ltd. (a)(b)	301	1,797
American Woodmark Corp. (a)	463	30,188
Apogee Enterprises, Inc.	778	37,461
Armstrong World Industries, Inc.	1,352	156,994
Builders FirstSource, Inc. (a)	5,939	509,032
Carlisle Companies, Inc.	1,492	370,195
Cornerstone Building Brands, Inc. (a)	1,599	27,887
CSW Industrials, Inc.	450	54,387
Gibraltar Industries, Inc. (a)	936	62,412
Griffon Corp.	1,366	38,904
Insteel Industries, Inc.	580	23,090
Jeld-Wen Holding, Inc. (a)	2,627	69,248
Lennox International, Inc.	978	317,224
Masonite International Corp. (a)	686	80,914
Owens Corning	2,952	267,156
PGT Innovations, Inc. (a)	1,772	39,852
Quanex Building Products Corp.	995	24,656
Resideo Technologies, Inc. (a)	4,143	107,842
Simpson Manufacturing Co. Ltd.	1,248	173,559
The AZEK Co., Inc. (a)	3,185	147,274
Trex Co., Inc. (a)	3,309	446,814
UFP Industries, Inc.	1,773	163,134
Zurn Water Solutions Corp.	3,473	126,417
		4,257,675
Commercial Services & Supplies - 1.2%
ABM Industries, Inc.	1,925	78,636
ACCO Brands Corp.	2,485	20,526
ADT, Inc.	4,109	34,557
Brady Corp. Class A	1,393	75,083
BrightView Holdings, Inc. (a)	1,423	20,036
Casella Waste Systems, Inc. Class A (a)	1,442	123,176
Cimpress PLC (a)	537	38,455
Clean Harbors, Inc. (a)	1,437	143,369
CoreCivic, Inc. (a)	3,236	32,263
Deluxe Corp.	1,162	37,312
Driven Brands Holdings, Inc.	1,568	52,716
Ennis, Inc.	821	16,034
Harsco Corp. (a)	2,357	39,385
Healthcare Services Group, Inc.	2,116	37,644
HNI Corp.	1,307	54,959
IAA, Inc. (a)	3,853	195,039
Interface, Inc.	1,548	24,691
KAR Auction Services, Inc. (a)(b)	3,415	53,342
Kimball International, Inc. Class B	1,131	11,570
Matthews International Corp. Class A	841	30,839
Millerknoll, Inc.	2,117	82,965
Montrose Environmental Group, Inc. (a)	670	47,242
MSA Safety, Inc.	1,046	157,904
Pitney Bowes, Inc.	4,727	31,340
R.R. Donnelley & Sons Co. (a)	2,192	24,682
Rollins, Inc.	6,496	222,228
SP Plus Corp. (a)	674	19,020
Steelcase, Inc. Class A	2,728	31,972
Stericycle, Inc. (a)	2,619	156,197
Team, Inc. (a)	810	883
Tetra Tech, Inc.	1,553	263,699
The Brink's Co.	1,428	93,634
U.S. Ecology, Inc. (a)	927	29,608
UniFirst Corp.	438	92,155
Viad Corp. (a)	546	23,363
		2,396,524
Construction & Engineering - 1.3%
AECOM	4,123	318,914
Ameresco, Inc. Class A (a)	881	71,749
API Group Corp. (a)	5,579	143,771
Arcosa, Inc.	1,380	72,726
Argan, Inc.	426	16,482
Comfort Systems U.S.A., Inc.	1,038	102,700
Construction Partners, Inc. Class A (a)	1,033	30,381
Dycom Industries, Inc. (a)	878	82,321
EMCOR Group, Inc.	1,542	196,435
Fluor Corp. (a)	4,060	100,566
Granite Construction, Inc.	1,287	49,807
Great Lakes Dredge & Dock Corp. (a)	1,746	27,447
IES Holdings, Inc. (a)	251	12,711
INNOVATE Corp. (a)	1,762	6,519
MasTec, Inc. (a)	1,642	151,524
Matrix Service Co. (a)	770	5,790
MYR Group, Inc. (a)	479	52,953
NV5 Global, Inc. (a)	332	45,856
Primoris Services Corp.	1,544	37,025
Quanta Services, Inc.	3,988	457,264
Sterling Construction Co., Inc. (a)	893	23,486
Tutor Perini Corp. (a)	1,181	14,609
Valmont Industries, Inc.	606	151,803
Willscot Mobile Mini Holdings (a)	6,427	262,479
		2,435,318
Electrical Equipment - 1.3%
Acuity Brands, Inc.	1,024	216,801
American Superconductor Corp. (a)	721	7,844
Array Technologies, Inc. (a)	3,365	52,797
Atkore, Inc. (a)	1,325	147,327
AZZ, Inc.	703	38,869
Blink Charging Co. (a)(b)	1,072	28,419
Bloom Energy Corp. Class A (a)	4,185	91,777
Encore Wire Corp.	594	85,001
Energous Corp. (a)(b)	1,012	1,265
EnerSys	1,217	96,216
FuelCell Energy, Inc. (a)(b)	9,248	48,090
GrafTech International Ltd.	5,812	68,756
Hubbell, Inc. Class B	1,558	324,485
nVent Electric PLC	4,809	182,742
Orion Energy Systems, Inc. (a)	649	2,349
Powell Industries, Inc.	261	7,697
Regal Rexnord Corp.	1,170	199,111
Sensata Technologies, Inc. PLC (a)	4,529	279,394
Shoals Technologies Group, Inc.	2,920	70,956
Sunrun, Inc. (a)	5,898	202,301
Thermon Group Holdings, Inc. (a)	978	16,558
TPI Composites, Inc. (a)	1,117	16,710
Vertiv Holdings Co.	8,041	200,784
Vicor Corp. (a)	614	77,966
		2,464,215
Machinery - 3.7%
AGCO Corp.	1,773	205,703
Alamo Group, Inc.	271	39,886
Albany International Corp. Class A (b)	937	82,878
Allison Transmission Holdings, Inc.	3,021	109,813
Altra Industrial Motion Corp.	1,837	94,734
Astec Industries, Inc.	614	42,532
Barnes Group, Inc.	1,319	61,452
Blue Bird Corp. (a)	442	6,913
Chart Industries, Inc. (a)	1,022	162,999
CIRCOR International, Inc. (a)	580	15,764
Colfax Corp. (a)	3,712	170,641
Columbus McKinnon Corp. (NY Shares)	846	39,136
Crane Co.	1,429	145,372
Donaldson Co., Inc.	3,596	213,099
Douglas Dynamics, Inc.	584	22,811
Energy Recovery, Inc. (a)	1,046	22,479
Enerpac Tool Group Corp. Class A	1,822	36,950
EnPro Industries, Inc.	572	62,960
ESCO Technologies, Inc.	742	66,773
Evoqua Water Technologies Corp. (a)	3,452	161,381
Federal Signal Corp.	1,747	75,715
Flowserve Corp.	3,726	114,016
Franklin Electric Co., Inc.	1,113	105,245
Gorman-Rupp Co.	671	29,893
Graco, Inc.	4,875	393,023
Helios Technologies, Inc.	923	97,072
Hillenbrand, Inc.	2,082	108,243
Hydrofarm Holdings Group, Inc. (b)	1,025	28,997
Hyster-Yale Materials Handling Class A	305	12,536
ITT, Inc.	2,473	252,716
John Bean Technologies Corp.	911	139,893
Kadant, Inc.	333	76,750
Kennametal, Inc.	2,391	85,861
Lincoln Electric Holdings, Inc.	1,698	236,820
Lindsay Corp.	306	46,512
Manitowoc Co., Inc. (a)	1,079	20,059
Meritor, Inc. (a)	2,001	49,585
Middleby Corp. (a)	1,593	313,439
Miller Industries, Inc.	359	11,991
Mueller Industries, Inc.	1,626	96,519
Mueller Water Products, Inc. Class A	4,523	65,131
Nikola Corp. (a)(b)	5,818	57,424
NN, Inc. (a)	1,240	5,084
Nordson Corp.	1,546	394,647
Omega Flex, Inc.	92	11,679
Oshkosh Corp.	1,970	222,039
Pentair PLC	4,751	346,966
Proto Labs, Inc. (a)	787	40,412
RBC Bearings, Inc. (a)	816	164,808
REV Group, Inc.	1,055	14,928
Snap-On, Inc.	1,546	332,977
SPX Corp. (a)	1,298	77,465
SPX Flow, Inc.	1,193	103,171
Standex International Corp.	365	40,391
Tennant Co.	510	41,330
Terex Corp.	1,997	87,768
The Greenbrier Companies, Inc. (b)	912	41,852
The Shyft Group, Inc.	901	44,266
Timken Co.	1,988	137,749
Toro Co.	3,069	306,624
Trinity Industries, Inc.	2,355	71,121
Wabash National Corp. (b)	1,334	26,040
Watts Water Technologies, Inc. Class A	792	153,783
Welbilt, Inc. (a)	3,687	87,640
Woodward, Inc.	1,823	199,546
		7,134,002
Marine - 0.1%
Genco Shipping & Trading Ltd.	938	15,008
Kirby Corp. (a)	1,719	102,143
Matson, Inc.	1,246	112,177
		229,328
Professional Services - 1.6%
Acacia Research Corp. (a)	1,483	7,608
ASGN, Inc. (a)	1,517	187,198
Barrett Business Services, Inc.	228	15,746
Booz Allen Hamilton Holding Corp. Class A	3,870	328,137
CACI International, Inc. Class A (a)	673	181,178
CBIZ, Inc. (a)	1,503	58,797
CRA International, Inc.	221	20,633
Dun & Bradstreet Holdings, Inc. (a)	4,343	88,988
Exponent, Inc.	1,497	174,745
Forrester Research, Inc. (a)	354	20,790
Franklin Covey Co. (a)	314	14,557
FTI Consulting, Inc. (a)	983	150,812
Heidrick & Struggles International, Inc.	601	26,282
Huron Consulting Group, Inc. (a)	622	31,038
ICF International, Inc.	480	49,224
Insperity, Inc.	1,032	121,890
KBR, Inc.	4,031	191,956
Kelly Services, Inc. Class A (non-vtg.)	966	16,200
Kforce, Inc.	583	43,853
Korn Ferry	1,577	119,426
Manpower, Inc.	1,555	151,348
ManTech International Corp. Class A	787	57,396
Nielsen Holdings PLC	10,241	210,043
Resources Connection, Inc.	972	17,340
Robert Half International, Inc.	3,214	358,425
Science Applications International Corp.	1,652	138,091
TriNet Group, Inc. (a)	1,153	109,835
TrueBlue, Inc. (a)	950	26,287
Upwork, Inc. (a)	3,438	117,442
Willdan Group, Inc. (a)	362	12,742
		3,048,007
Road & Rail - 1.2%
AMERCO	280	203,344
ArcBest Corp.	726	87,011
Avis Budget Group, Inc. (a)	1,353	280,572
Covenant Transport Group, Inc. Class A (a)	299	7,903
Daseke, Inc. (a)	1,828	18,353
Heartland Express, Inc.	1,254	21,092
J.B. Hunt Transport Services, Inc.	2,412	493,013
Knight-Swift Transportation Holdings, Inc. Class A	4,760	290,074
Landstar System, Inc.	1,099	196,743
Marten Transport Ltd.	1,797	30,837
Ryder System, Inc.	1,534	126,448
Saia, Inc. (a)	756	254,795
Schneider National, Inc. Class B	1,052	28,309
U.S. Xpress Enterprises, Inc. (a)	594	3,487
Werner Enterprises, Inc.	1,804	85,979
XPO Logistics, Inc. (a)	2,824	218,662
Yellow Corp. (a)	775	9,757
		2,356,379
Trading Companies & Distributors - 1.2%
Air Lease Corp. Class A	3,054	135,078
Applied Industrial Technologies, Inc.	1,111	114,100
Beacon Roofing Supply, Inc. (a)	1,571	90,097
BlueLinx Corp. (a)	273	26,142
Boise Cascade Co.	1,117	79,530
DXP Enterprises, Inc. (a)	477	12,245
GATX Corp. (b)	1,002	104,398
Global Industrial Co.	472	19,305
GMS, Inc. (a)	1,220	73,334
H&E Equipment Services, Inc.	944	41,791
Herc Holdings, Inc.	714	111,777
McGrath RentCorp.	679	54,497
MRC Global, Inc. (a)	1,767	12,157
MSC Industrial Direct Co., Inc. Class A	1,341	112,724
NOW, Inc. (a)	2,962	25,295
Rush Enterprises, Inc. Class A	1,222	67,992
SiteOne Landscape Supply, Inc. (a)	1,277	309,392
Textainer Group Holdings Ltd.	1,256	44,852
Titan Machinery, Inc. (a)	562	18,934
Triton International Ltd.	1,922	115,762
Univar, Inc. (a)	4,886	138,518
Veritiv Corp. (a)	422	51,725
Watsco, Inc.	946	295,984
WESCO International, Inc. (a)	1,272	167,382
		2,223,011

TOTAL INDUSTRIALS		31,003,157

INFORMATION TECHNOLOGY - 14.1%
Communications Equipment - 0.9%
ADTRAN, Inc.	1,282	29,268
Applied Optoelectronics, Inc. (a)(b)	682	3,505
CalAmp Corp. (a)	1,040	7,342
Calix, Inc. (a)	1,569	125,473
Casa Systems, Inc. (a)	1,009	5,721
Ciena Corp. (a)	4,430	340,977
Clearfield, Inc. (a)	338	28,534
CommScope Holding Co., Inc. (a)	5,716	63,105
Comtech Telecommunications Corp.	782	18,526
Digi International, Inc. (a)	984	24,177
Extreme Networks, Inc. (a)	3,740	58,718
Harmonic, Inc. (a)	3,025	35,574
Infinera Corp. (a)(b)	6,171	59,180
Inseego Corp. (a)(b)	1,979	11,538
Juniper Networks, Inc.	9,288	331,674
Lumentum Holdings, Inc. (a)	2,173	229,838
NETGEAR, Inc. (a)	829	24,215
NetScout Systems, Inc. (a)	2,050	67,814
Ondas Holdings, Inc. (b)	532	3,570
Plantronics, Inc. (a)	1,281	37,585
Resonant, Inc. (a)	1,060	1,813
Ribbon Communications, Inc. (a)	3,666	22,179
ViaSat, Inc. (a)	2,123	94,558
Viavi Solutions, Inc. (a)	6,525	114,971
		1,739,855
Electronic Equipment & Components - 1.9%
908 Devices, Inc.	391	10,115
Advanced Energy Industries, Inc.	1,101	100,257
Airgain, Inc. (a)	315	3,348
Akoustis Technologies, Inc. (a)	1,173	7,836
Arlo Technologies, Inc. (a)	2,545	26,697
Arrow Electronics, Inc. (a)	2,055	275,925
Avnet, Inc.	2,837	116,970
Badger Meter, Inc.	840	89,510
Belden, Inc.	1,282	84,266
Benchmark Electronics, Inc.	1,072	29,051
Coherent, Inc. (a)	700	186,578
CTS Corp.	869	31,910
ePlus, Inc. (a)	756	40,733
Fabrinet (a)	1,059	125,460
FARO Technologies, Inc. (a)	495	34,660
II-VI, Inc. (a)(b)	3,011	205,742
Insight Enterprises, Inc. (a)	998	106,387
Intellicheck, Inc. (a)(b)	448	2,070
IPG Photonics Corp. (a)	1,027	176,788
Itron, Inc. (a)	1,286	88,117
Jabil, Inc.	4,191	294,837
Kimball Electronics, Inc. (a)	754	16,407
Knowles Corp. (a)	2,558	59,729
Littelfuse, Inc.	705	221,849
Luna Innovations, Inc. (a)	822	6,938
Methode Electronics, Inc. Class A	1,068	52,514
MicroVision, Inc. (a)(b)	4,897	24,534
Napco Security Technologies, Inc.	444	22,191
National Instruments Corp.	3,811	166,426
nLIGHT, Inc. (a)	1,307	31,303
Novanta, Inc. (a)	1,017	179,328
OSI Systems, Inc. (a)	470	43,804
Par Technology Corp. (a)(b)	704	37,150
PC Connection, Inc.	347	14,966
Plexus Corp. (a)	807	77,383
Rogers Corp. (a)	538	146,874
Sanmina Corp. (a)	1,852	76,784
ScanSource, Inc. (a)	780	27,362
TD SYNNEX Corp.	1,195	136,660
TTM Technologies, Inc. (a)	2,838	42,286
Vishay Intertechnology, Inc.	3,800	83,106
Vishay Precision Group, Inc. (a)	372	13,809
Vontier Corp.	4,826	148,303
Wrap Technologies, Inc. (a)	606	2,382
		3,669,345
IT Services - 3.2%
Affirm Holdings, Inc.	2,663	267,791
Alliance Data Systems Corp.	1,423	94,729
Amdocs Ltd.	3,648	273,016
BigCommerce Holdings, Inc. (a)	1,694	59,917
Brightcove, Inc. (a)	1,177	12,029
Cantaloupe, Inc. (a)	1,766	15,682
Cass Information Systems, Inc.	364	14,312
Concentrix Corp.	1,229	219,524
Conduent, Inc. (a)	4,576	24,436
CSG Systems International, Inc.	907	52,261
DXC Technology Co. (a)	7,212	232,154
Euronet Worldwide, Inc. (a)	1,512	180,185
EVERTEC, Inc.	1,702	85,066
EVO Payments, Inc. Class A (a)	1,419	36,326
ExlService Holdings, Inc. (a)	951	137,676
Fastly, Inc. Class A (a)(b)	3,042	107,839
Genpact Ltd.	4,934	261,897
Grid Dynamics Holdings, Inc. (a)	1,251	47,500
Hackett Group, Inc.	791	16,239
i3 Verticals, Inc. Class A (a)	632	14,403
International Money Express, Inc. (a)	1,022	16,311
Jack Henry & Associates, Inc.	2,129	355,522
Limelight Networks, Inc. (a)	3,636	12,471
Liveramp Holdings, Inc. (a)	1,927	92,400
Maximus, Inc.	1,762	140,379
MoneyGram International, Inc. (a)	2,638	20,814
Paysign, Inc. (a)	925	1,480
Perficient, Inc. (a)	948	122,567
Rackspace Technology, Inc. (a)(b)	1,773	23,882
Repay Holdings Corp. (a)	2,124	38,805
Sabre Corp. (a)(b)	9,224	79,234
Sezzle, Inc. unit (a)(b)	2,365	5,196
Shift4 Payments, Inc. (a)(b)	1,357	78,611
Snowflake Computing, Inc. (a)	6,530	2,212,009
SolarWinds, Inc.	1,319	18,717
Switch, Inc. Class A	3,616	103,562
The Western Union Co.	11,625	207,390
Ttec Holdings, Inc.	515	46,633
Tucows, Inc. (a)(b)	284	23,805
Unisys Corp. (a)	1,938	39,865
Verra Mobility Corp. (a)	3,811	58,804
WEX, Inc. (a)	1,281	179,840
		6,031,279
Semiconductors & Semiconductor Equipment - 2.3%
ACM Research, Inc. (a)	351	29,930
Allegro MicroSystems LLC (a)	1,575	56,984
Alpha & Omega Semiconductor Ltd. (a)	651	39,425
Ambarella, Inc. (a)	1,033	209,585
Amkor Technology, Inc.	2,871	71,172
Atomera, Inc. (a)(b)	558	11,227
Axcelis Technologies, Inc. (a)	960	71,578
AXT, Inc. (a)	1,109	9,770
Azenta, Inc.	2,131	219,727
CEVA, Inc. (a)	696	30,095
Cirrus Logic, Inc. (a)	1,648	151,649
CMC Materials, Inc.	836	160,253
Cohu, Inc. (a)	1,430	54,469
CyberOptics Corp. (a)	237	11,021
Diodes, Inc. (a)	1,271	139,569
First Solar, Inc. (a)	2,833	246,924
FormFactor, Inc. (a)	2,227	101,818
Ichor Holdings Ltd. (a)	860	39,586
Impinj, Inc. (a)	534	47,366
Kopin Corp. (a)	2,001	8,184
Kulicke & Soffa Industries, Inc.	1,779	107,701
Lattice Semiconductor Corp. (a)	3,912	301,459
MACOM Technology Solutions Holdings, Inc. (a)	1,390	108,837
MaxLinear, Inc. Class A (a)	2,036	153,494
MKS Instruments, Inc.	1,587	276,408
NeoPhotonics Corp. (a)	1,464	22,502
NVE Corp.	143	9,767
Onto Innovation, Inc. (a)	1,415	143,240
PDF Solutions, Inc. (a)	858	27,276
Photronics, Inc. (a)	1,610	30,349
Pixelworks, Inc. (a)	1,248	5,491
Power Integrations, Inc.	1,729	160,607
Rambus, Inc. (a)	3,085	90,668
Semtech Corp. (a)	1,859	165,321
Silicon Laboratories, Inc. (a)	1,161	239,654
SiTime Corp. (a)	366	107,070
SMART Global Holdings, Inc. (a)	662	46,995
SunPower Corp. (a)(b)	2,446	51,048
Synaptics, Inc. (a)	1,008	291,826
Ultra Clean Holdings, Inc. (a)	1,329	76,231
Universal Display Corp.	1,243	205,132
Veeco Instruments, Inc. (a)	1,348	38,378
		4,369,786
Software - 5.5%
8x8, Inc. (a)	3,223	54,017
A10 Networks, Inc.	1,751	29,032
ACI Worldwide, Inc. (a)	3,343	116,002
Agilysys, Inc. (a)	553	24,586
Alarm.com Holdings, Inc. (a)	1,312	111,271
Altair Engineering, Inc. Class A (a)	1,310	101,289
Alteryx, Inc. Class A (a)	1,704	103,092
American Software, Inc. Class A	961	25,149
Anaplan, Inc. (a)	4,146	190,094
AppFolio, Inc. (a)	535	64,767
Appian Corp. Class A (a)(b)	1,135	74,013
Asana, Inc. (a)	2,237	166,768
Aspen Technology, Inc. (a)	1,946	296,181
Avaya Holdings Corp. (a)	2,296	45,461
Benefitfocus, Inc. (a)	843	8,986
Bill.Com Holdings, Inc. (a)	2,529	630,100
Blackbaud, Inc. (a)	1,201	94,855
BlackLine, Inc. (a)	1,521	157,484
Bottomline Technologies, Inc. (a)	1,173	66,239
Box, Inc. Class A (a)	4,402	115,288
C3.Ai, Inc. (b)	2,007	62,719
CDK Global, Inc.	3,464	144,587
Cerence, Inc. (a)(b)	1,089	83,461
ChannelAdvisor Corp. (a)	919	22,681
CommVault Systems, Inc. (a)	1,316	90,699
Consensus Cloud Solutions, Inc. (a)	634	36,690
CoreCard Corp. (a)	199	7,721
Digimarc Corp. (a)(b)	398	15,713
Digital Turbine, Inc. (a)	2,509	153,024
Dolby Laboratories, Inc. Class A	1,870	178,061
Domo, Inc. Class B (a)	814	40,374
Dropbox, Inc. Class A (a)	8,214	201,572
Duck Creek Technologies, Inc. (a)	2,148	64,676
Dynatrace, Inc. (a)	5,623	339,348
Ebix, Inc.	731	22,222
eGain Communications Corp. (a)	675	6,737
Elastic NV (a)	2,046	251,842
Envestnet, Inc. (a)	1,556	123,453
Everbridge, Inc. (a)	1,098	73,928
Five9, Inc. (a)	1,939	266,263
Guidewire Software, Inc. (a)	2,377	269,861
InterDigital, Inc.	870	62,318
Jamf Holding Corp. (a)(b)	1,560	59,296
LivePerson, Inc. (a)	1,835	65,546
Mandiant, Inc. (a)	6,846	120,079
Manhattan Associates, Inc. (a)	1,818	282,681
McAfee Corp.	2,109	54,391
MicroStrategy, Inc. Class A (a)(b)	223	121,421
Mimecast Ltd. (a)	1,771	140,918
Mitek Systems, Inc. (a)	1,275	22,631
Model N, Inc. (a)	929	27,898
Momentive Global, Inc. (a)	3,694	78,128
N-able, Inc. (a)	1,952	21,667
nCino, Inc. (a)	1,614	88,544
NCR Corp. (a)	3,760	151,152
New Relic, Inc. (a)	1,687	185,503
Nutanix, Inc. Class A (a)	5,860	186,700
ON24, Inc. (a)	266	4,615
Onespan, Inc. (a)	1,002	16,964
Pagerduty, Inc. (a)	2,136	74,226
Palantir Technologies, Inc. (a)	44,901	817,647
Paylocity Holding Corp. (a)	1,127	266,152
Pegasystems, Inc.	1,158	129,488
Ping Identity Holding Corp.(a)	1,406	32,169
Progress Software Corp.	1,249	60,289
PROS Holdings, Inc. (a)	1,081	37,284
Q2 Holdings, Inc. (a)	1,631	129,567
Qualtrics International, Inc.	1,815	64,251
Qualys, Inc. (a)	962	132,006
Rapid7, Inc. (a)	1,597	187,951
SailPoint Technologies Holding, Inc. (a)	2,661	128,633
SecureWorks Corp. (a)	253	4,040
ShotSpotter, Inc. (a)	237	6,996
Smartsheet, Inc. (a)	3,587	277,813
Smith Micro Software, Inc. (a)	1,120	5,510
Sprout Social, Inc. (a)	1,293	117,262
SPS Commerce, Inc. (a)	1,029	146,478
Synchronoss Technologies, Inc. (a)	946	2,308
Telos Corp. (a)	1,518	23,408
Tenable Holdings, Inc. (a)	2,598	143,072
Teradata Corp. (a)	3,125	132,719
Upland Software, Inc. (a)	760	13,634
Varonis Systems, Inc. (a)	3,026	147,608
Verint Systems, Inc. (a)	1,844	96,828
Veritone, Inc. (a)(b)	773	17,377
Vertex, Inc. Class A (a)	732	11,617
Viant Technology, Inc.	348	3,377
VirnetX Holding Corp. (a)(b)	1,900	4,940
VMware, Inc. Class A (a)	2,303	266,872
Vobile Group Ltd. (a)	29,000	22,984
Vonage Holdings Corp. (a)	7,292	151,601
Workiva, Inc. (a)	1,232	160,764
Xperi Holding Corp.	2,959	55,955
Yext, Inc. (a)	3,320	32,934
Zuora, Inc. (a)	3,135	58,562
		10,585,080
Technology Hardware, Storage & Peripherals - 0.3%
3D Systems Corp. (a)	3,588	77,286
Avid Technology, Inc. (a)	1,029	33,515
Corsair Gaming, Inc. (a)(b)	956	20,086
Diebold Nixdorf, Inc. (a)	2,014	18,227
Eastman Kodak Co. (a)(b)	1,976	9,248
Immersion Corp. (a)(b)	1,007	5,750
Pure Storage, Inc. Class A (a)	7,626	248,226
Razer, Inc. (a)(d)	125,000	38,794
Super Micro Computer, Inc. (a)	1,202	52,828
Turtle Beach Corp. (a)	500	11,130
Xerox Holdings Corp.	3,895	88,183
		603,273

TOTAL INFORMATION TECHNOLOGY		26,998,618

MATERIALS - 5.2%
Chemicals - 2.4%
AdvanSix, Inc.	836	39,501
American Vanguard Corp.	847	13,882
Amyris, Inc. (a)(b)	5,383	29,122
Ashland Global Holdings, Inc.	1,599	172,148
Avient Corp.	2,606	145,806
Axalta Coating Systems Ltd. (a)	6,178	204,615
Balchem Corp.	929	156,629
Cabot Corp.	1,611	90,538
CF Industries Holdings, Inc.	6,167	436,500
Chase Corp.	222	22,102
Ecovyst, Inc.	1,514	15,503
Element Solutions, Inc.	6,243	151,580
Ferro Corp. (a)	2,310	50,427
FutureFuel Corp.	720	5,501
GCP Applied Technologies, Inc. (a)	1,480	46,857
H.B. Fuller Co.	1,501	121,581
Hawkins, Inc.	599	23,631
Huntsman Corp.	6,020	209,978
Ingevity Corp. (a)	1,131	81,093
Innospec, Inc.	703	63,509
Intrepid Potash, Inc. (a)	299	12,776
Koppers Holdings, Inc. (a)	618	19,343
Kraton Performance Polymers, Inc. (a)	876	40,576
Kronos Worldwide, Inc.	615	9,231
Livent Corp. (a)	4,636	113,026
Loop Industries, Inc. (a)(b)	670	8,221
Minerals Technologies, Inc.	954	69,785
NewMarket Corp.	205	70,258
Olin Corp.	4,136	237,903
Orion Engineered Carbons SA (a)	1,647	30,239
Quaker Houghton	381	87,927
Rayonier Advanced Materials, Inc. (a)	2,027	11,574
RPM International, Inc.	3,711	374,811
Sensient Technologies Corp.	1,205	120,572
Stepan Co.	607	75,444
The Chemours Co. LLC	4,730	158,739
The Mosaic Co.	9,907	389,246
The Scotts Miracle-Gro Co. Class A	1,167	187,887
Tredegar Corp.	731	8,640
Trinseo PLC (b)	1,088	57,076
Tronox Holdings PLC	3,320	79,780
Valvoline, Inc.	5,164	192,566
Westlake Chemical Corp.	954	92,662
		4,528,785
Construction Materials - 0.2%
Eagle Materials, Inc.	1,201	199,918
Forterra, Inc. (a)	803	19,095
Summit Materials, Inc. (a)	3,344	134,228
		353,241
Containers & Packaging - 1.1%
Aptargroup, Inc.	1,888	231,242
Berry Global Group, Inc. (a)	3,870	285,529
Crown Holdings, Inc.	3,765	416,484
Graphic Packaging Holding Co.	8,106	158,067
Greif, Inc. Class A	749	45,217
Myers Industries, Inc.	1,058	21,171
O-I Glass, Inc. (a)	4,500	54,135
Pactiv Evergreen, Inc.	1,224	15,520
Ranpak Holdings Corp. (A Shares) (a)	1,126	42,315
Sealed Air Corp.	4,283	288,974
Silgan Holdings, Inc.	2,437	104,401
Sonoco Products Co.	2,796	161,860
TriMas Corp.	1,171	43,327
WestRock Co.	7,636	338,733
		2,206,975
Metals & Mining - 1.3%
Alcoa Corp.	5,361	319,408
Allegheny Technologies, Inc. (a)	3,573	56,918
Arconic Corp. (a)	3,135	103,486
Carpenter Technology Corp.	1,351	39,436
Century Aluminum Co. (a)	1,493	24,724
Cleveland-Cliffs, Inc. (a)	13,036	283,794
Coeur d'Alene Mines Corp. (a)	7,453	37,563
Commercial Metals Co.	3,468	125,854
Compass Minerals International, Inc.	974	49,752
Coronado Global Resources, Inc. unit (a)(d)	23,055	20,799
Gatos Silver, Inc. (a)	1,326	13,764
Gold Resource Corp.	1,995	3,112
Haynes International, Inc.	400	16,132
Hecla Mining Co.	15,397	80,372
Kaiser Aluminum Corp.	446	41,897
Materion Corp.	562	51,670
McEwen Mining, Inc. (a)	9,095	8,063
Reliance Steel & Aluminum Co.	1,821	295,403
Royal Gold, Inc.	1,887	198,531
Ryerson Holding Corp.	468	12,191
Schnitzer Steel Industries, Inc. Class A	742	38,525
Steel Dynamics, Inc.	5,560	345,109
SunCoke Energy, Inc.	2,435	16,047
TimkenSteel Corp. (a)	1,206	19,899
United States Steel Corp.	7,744	184,385
Warrior Metropolitan Coal, Inc.	1,404	36,097
Worthington Industries, Inc.	950	51,927
		2,474,858
Paper & Forest Products - 0.2%
Clearwater Paper Corp. (a)	507	18,592
Glatfelter Corp.	1,340	23,048
Louisiana-Pacific Corp.	2,731	213,974
Mercer International, Inc. (SBI)	1,182	14,172
Neenah, Inc.	513	23,742
Resolute Forest Products	1,360	20,767
Schweitzer-Mauduit International, Inc.	932	27,867
Verso Corp.	693	18,725
		360,887

TOTAL MATERIALS		9,924,746

REAL ESTATE - 8.6%
Equity Real Estate Investment Trusts (REITs) - 8.0%
Acadia Realty Trust (SBI)	2,622	57,238
Agree Realty Corp.	2,022	144,290
Alexander & Baldwin, Inc.	2,076	52,087
Alexanders, Inc.	69	17,961
American Assets Trust, Inc.	1,552	58,247
American Campus Communities, Inc.	4,016	230,077
American Finance Trust, Inc.	3,231	29,499
American Homes 4 Rent Class A	7,932	345,915
Americold Realty Trust	7,510	246,253
Apartment Income (REIT) Corp.	4,536	247,983
Apartment Investment & Management Co. Class A	4,057	31,320
Apple Hospitality (REIT), Inc.	6,014	97,126
Armada Hoffler Properties, Inc.	1,914	29,131
Bluerock Residential Growth (REIT), Inc.	665	17,549
Brandywine Realty Trust (SBI)	4,967	66,657
Brixmor Property Group, Inc.	8,577	217,942
Broadstone Net Lease, Inc.	4,591	113,949
Camden Property Trust (SBI)	2,895	517,279
CareTrust (REIT), Inc.	2,773	63,308
CatchMark Timber Trust, Inc.	1,549	13,492
Centerspace	399	44,249
Chatham Lodging Trust (a)	1,399	19,194
City Office REIT, Inc.	1,354	26,701
Community Healthcare Trust, Inc.	722	34,129
CorEnergy Infrastructure Trust, Inc.	402	1,258
Corporate Office Properties Trust (SBI)	3,256	91,070
Cousins Properties, Inc.	4,319	173,969
CTO Realty Growth, Inc.	169	10,380
CubeSmart	5,815	330,932
CyrusOne, Inc.	3,562	319,583
DiamondRock Hospitality Co. (a)	5,910	56,795
Digitalbridge Group, Inc. (a)	14,138	117,770
Diversified Healthcare Trust (SBI)	6,234	19,263
Douglas Emmett, Inc.	5,014	167,969
Easterly Government Properties, Inc.	2,595	59,477
EastGroup Properties, Inc.	1,173	267,268
Empire State Realty Trust, Inc.	4,239	37,727
EPR Properties	2,146	101,914
Equity Commonwealth (a)	3,517	91,090
Equity Lifestyle Properties, Inc.	4,917	431,024
Essential Properties Realty Trust, Inc.	3,516	101,366
Farmland Partners, Inc.	833	9,954
Federal Realty Investment Trust	2,020	275,366
First Industrial Realty Trust, Inc.	3,762	249,044
Four Corners Property Trust, Inc.	2,214	65,114
Franklin Street Properties Corp.	2,996	17,826
Gaming & Leisure Properties	6,401	311,473
Getty Realty Corp.	1,168	37,481
Gladstone Commercial Corp.	1,145	29,507
Gladstone Land Corp.	909	30,688
Global Medical REIT, Inc.	1,834	32,554
Global Net Lease, Inc.	2,821	43,105
Healthcare Realty Trust, Inc.	4,272	135,166
Healthcare Trust of America, Inc.	6,312	210,758
Hersha Hospitality Trust (a)	1,086	9,959
Highwoods Properties, Inc. (SBI)	3,018	134,573
Host Hotels & Resorts, Inc. (a)	20,484	356,217
Hudson Pacific Properties, Inc.	4,409	108,946
Independence Realty Trust, Inc.	3,134	80,951
Industrial Logistics Properties Trust	1,901	47,620
Iron Mountain, Inc.	8,308	434,758
iStar Financial, Inc.	2,064	53,313
JBG SMITH Properties	3,366	96,638
Kilroy Realty Corp.	3,029	201,307
Kimco Realty Corp.	17,643	434,900
Kite Realty Group Trust	2,386	51,967
Lamar Advertising Co. Class A	2,495	302,644
Life Storage, Inc.	2,260	346,187
LTC Properties, Inc.	1,095	37,383
LXP Industrial Trust (REIT)	8,032	125,460
Monmouth Real Estate Investment Corp. Class A	2,811	59,059
National Health Investors, Inc.	1,302	74,826
National Retail Properties, Inc.	5,077	244,051
National Storage Affiliates Trust	2,372	164,142
NETSTREIT Corp.	1,226	28,075
NexPoint Residential Trust, Inc.	647	54,238
Office Properties Income Trust	1,374	34,130
Omega Healthcare Investors, Inc.	6,894	203,993
One Liberty Properties, Inc.	542	19,122
Outfront Media, Inc.	4,187	112,295
Paramount Group, Inc.	4,661	38,873
Park Hotels & Resorts, Inc. (a)	6,778	127,969
Pebblebrook Hotel Trust	3,777	84,491
Physicians Realty Trust	6,441	121,284
Piedmont Office Realty Trust, Inc. Class A	3,595	66,076
Plymouth Industrial REIT, Inc.	912	29,184
Potlatch Corp.	1,939	116,767
Preferred Apartment Communities, Inc. Class A	1,458	26,331
PS Business Parks, Inc.	594	109,397
Rayonier, Inc.	4,071	164,306
Regency Centers Corp.	4,416	332,746
Retail Opportunity Investments Corp.	3,681	72,148
Retail Value, Inc.	510	3,274
Rexford Industrial Realty, Inc.	4,030	326,873
RLJ Lodging Trust	4,767	66,404
RPT Realty	2,467	33,008
Ryman Hospitality Properties, Inc. (a)	1,579	145,205
Sabra Health Care REIT, Inc.	6,432	87,089
Safehold, Inc.	391	31,221
Saul Centers, Inc.	413	21,897
Seritage Growth Properties (a)	1,132	15,022
Service Properties Trust	4,688	41,208
SITE Centers Corp.	5,171	81,857
SL Green Realty Corp.	1,932	138,524
Spirit Realty Capital, Inc.	3,429	165,244
Stag Industrial, Inc.	4,712	225,988
Store Capital Corp.	7,092	243,965
Summit Hotel Properties, Inc. (a)	3,146	30,705
Sunstone Hotel Investors, Inc. (a)	6,271	73,559
Tanger Factory Outlet Centers, Inc. (b)	3,063	59,055
Terreno Realty Corp.	2,057	175,442
The GEO Group, Inc. (b)	3,599	27,892
The Macerich Co.	6,117	105,702
UDR, Inc.	8,043	482,500
UMH Properties, Inc.	1,360	37,169
Uniti Group, Inc.	6,708	93,979
Universal Health Realty Income Trust (SBI)	336	19,982
Urban Edge Properties	3,198	60,762
Urstadt Biddle Properties, Inc. Class A	930	19,809
Veris Residential, Inc. (a)	2,277	41,851
Vornado Realty Trust	4,565	191,091
Washington REIT (SBI)	2,430	62,816
Whitestone REIT Class B	1,238	12,541
WP Carey, Inc.	5,278	433,060
Xenia Hotels & Resorts, Inc. (a)	3,251	58,876
		15,268,363
Real Estate Management & Development - 0.6%
Cushman & Wakefield PLC (a)	4,295	95,521
eXp World Holdings, Inc.	1,893	63,775
Forestar Group, Inc. (a)	498	10,832
Howard Hughes Corp. (a)	1,178	119,897
Jones Lang LaSalle, Inc. (a)	1,455	391,890
Kennedy-Wilson Holdings, Inc.	3,470	82,864
Marcus & Millichap, Inc. (a)	715	36,794
Newmark Group, Inc.	4,617	86,338
RE/MAX Holdings, Inc.	568	17,318
Realogy Holdings Corp. (a)	3,278	55,103
Redfin Corp. (a)(b)	3,009	115,516
Tejon Ranch Co. (a)	602	11,486
The RMR Group, Inc.	497	17,236
The St. Joe Co.	951	49,500
		1,154,070

TOTAL REAL ESTATE		16,422,433

UTILITIES - 3.0%
Electric Utilities - 0.9%
Allete, Inc.	1,495	99,193
Avangrid, Inc.	1,994	99,461
Hawaiian Electric Industries, Inc.	3,139	130,269
IDACORP, Inc.	1,449	164,186
MGE Energy, Inc.	1,033	84,964
NRG Energy, Inc.	7,016	302,249
OGE Energy Corp.	5,712	219,227
Otter Tail Corp.	1,192	85,133
Pinnacle West Capital Corp.	3,233	228,217
PNM Resources, Inc.	2,437	111,152
Portland General Electric Co.	2,561	135,528
Via Renewables, Inc. Class A,	296	3,383
		1,662,962
Gas Utilities - 0.8%
Atmos Energy Corp.	3,744	392,259
Chesapeake Utilities Corp.	500	72,905
National Fuel Gas Co.	2,606	166,628
New Jersey Resources Corp.	2,747	112,792
Northwest Natural Holding Co.	847	41,317
ONE Gas, Inc.	1,528	118,558
South Jersey Industries, Inc.	3,215	83,976
Southwest Gas Corp.	1,672	117,124
Spire, Inc. (b)	1,477	96,330
UGI Corp.	5,972	274,175
		1,476,064
Independent Power and Renewable Electricity Producers - 0.3%
Clearway Energy, Inc.:
Class A	989	33,112
Class C	2,416	87,048
Ormat Technologies, Inc. (b)	1,283	101,742
Sunnova Energy International, Inc. (a)	2,664	74,379
Vistra Corp.	13,813	314,522
		610,803
Multi-Utilities - 0.7%
Avista Corp.	1,974	83,875
Black Hills Corp.	1,812	127,873
CenterPoint Energy, Inc.	16,987	474,107
MDU Resources Group, Inc.	5,806	179,057
NiSource, Inc.	11,210	309,508
NorthWestern Energy Corp. (b)	1,453	83,053
Unitil Corp.	463	21,293
		1,278,766
Water Utilities - 0.3%
American States Water Co.	1,066	110,267
Cadiz, Inc. (a)	943	3,640
California Water Service Group	1,459	104,844
Essential Utilities, Inc.	6,414	344,368
Middlesex Water Co.	496	59,669
SJW Corp.	805	58,926
York Water Co.	384	19,116
		700,830

TOTAL UTILITIES		5,729,425

TOTAL COMMON STOCKS
(Cost $153,271,011)		187,446,656

Money Market Funds - 5.2%
Fidelity Cash Central Fund 0.08% (e)	3,370,991	3,371,665
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	6,532,198	6,532,852
TOTAL MONEY MARKET FUNDS
(Cost $9,904,517)		9,904,517
TOTAL INVESTMENT IN SECURITIES - 103.1%
(Cost $163,175,528)		197,351,173
NET OTHER ASSETS (LIABILITIES) - (3.1)%		(5,981,876)
NET ASSETS - 100%		$191,369,297

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
CME E-mini Russell 2000 Index Contracts (United States)	17	March 2022	$1,906,380	$62,480	$62,480
CME E-mini S&P MidCap 400 Index Contracts (United States)	8	March 2022	2,270,160	77,012	77,012
TOTAL FUTURES CONTRACTS					$139,492

The notional amount of futures purchased as a percentage of Net Assets is 2.2%

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $152,605 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$2,006,878	$84,948,186	$83,583,341	$2,628	$(58)	$--	$3,371,665	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	4,597,730	32,966,119	31,030,997	37,308	--	--	6,532,852	0.0%
Total	$6,604,608	$117,914,305	$114,614,338	$39,936	$(58)	$--	$9,904,517

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$6,641,404	$6,641,071	$--	$333
Consumer Discretionary	25,800,286	25,800,237	--	49
Consumer Staples	6,044,276	6,044,276	--	--
Energy	6,185,629	6,185,629	--	--
Financials	30,508,191	30,508,191	--	--
Health Care	22,188,491	22,182,828	--	5,663
Industrials	31,003,157	31,003,157	--	--
Information Technology	26,998,618	26,998,618	--	--
Materials	9,924,746	9,924,746	--	--
Real Estate	16,422,433	16,422,433	--	--
Utilities	5,729,425	5,729,425	--	--
Money Market Funds	9,904,517	9,904,517	--	--
Total Investments in Securities:	$197,351,173	$197,345,128	$--	$6,045
Derivative Instruments:
Assets
Futures Contracts	$139,492	$139,492	$--	$--
Total Assets	$139,492	$139,492	$--	$--
Total Derivative Instruments:	$139,492	$139,492	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$139,492	$0
Total Equity Risk	139,492	0
Total Value of Derivatives	$139,492	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $6,251,913) — See accompanying schedule: Unaffiliated issuers (cost $153,271,012)	$187,446,657
Fidelity Central Funds (cost $9,904,516)	9,904,516
Total Investment in Securities (cost $163,175,528)		$197,351,173
Segregated cash with brokers for derivative instruments		202,500
Foreign currency held at value (cost $208)		205
Receivable for investments sold		356,386
Receivable for fund shares sold		6,555
Dividends receivable		170,374
Distributions receivable from Fidelity Central Funds		1,999
Other receivables		630
Total assets		198,089,822
Liabilities
Payable for fund shares redeemed	$161,186
Accrued management fee	10,914
Distribution and service plan fees payable	3,336
Payable for daily variation margin on futures contracts	2,854
Other affiliated payables	9,359
Collateral on securities loaned	6,532,876
Total liabilities		6,720,525
Net Assets		$191,369,297
Net Assets consist of:
Paid in capital		$157,966,854
Total accumulated earnings (loss)		33,402,443
Net Assets		$191,369,297
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($160,810,854 ÷ 11,334,824 shares)		$14.19
Service Class:
Net Asset Value, offering price and redemption price per share ($23,330,900 ÷ 1,646,912 shares)		$14.17
Service Class 2:
Net Asset Value, offering price and redemption price per share ($7,227,543 ÷ 510,358 shares)		$14.16

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$2,352,625
Interest		205
Income from Fidelity Central Funds (including $37,308 from security lending)		39,936
Total income		2,392,766
Expenses
Management fee	$125,613
Transfer agent fees	107,668
Distribution and service plan fees	36,328
Independent trustees' fees and expenses	589
Total expenses before reductions	270,198
Expense reductions	(23)
Total expenses after reductions		270,175
Net investment income (loss)		2,122,591
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	10,790,276
Fidelity Central Funds	(58)
Foreign currency transactions	69
Futures contracts	666,531
Total net realized gain (loss)		11,456,818
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	14,543,100
Assets and liabilities in foreign currencies	(54)
Futures contracts	80,478
Total change in net unrealized appreciation (depreciation)		14,623,524
Net gain (loss)		26,080,342
Net increase (decrease) in net assets resulting from operations		$28,202,933

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,122,591	$991,262
Net realized gain (loss)	11,456,818	(1,795,191)
Change in net unrealized appreciation (depreciation)	14,623,524	15,140,199
Net increase (decrease) in net assets resulting from operations	28,202,933	14,336,270
Distributions to shareholders	(12,016,253)	(1,225,615)
Share transactions - net increase (decrease)	57,075,640	28,677,171
Total increase (decrease) in net assets	73,262,320	41,787,826
Net Assets
Beginning of period	118,106,977	76,319,151
End of period	$191,369,297	$118,106,977

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP Extended Market Index Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.52	$10.87	$8.82	$10.00
Income from Investment Operations
Net investment income (loss)B	.18	.13	.15	.11
Net realized and unrealized gain (loss)	2.44	1.66	2.13	(1.21)
Total from investment operations	2.62	1.79	2.28	(1.10)
Distributions from net investment income	(.18)	(.14)	(.12)	(.08)
Distributions from net realized gain	(.77)	–	(.11)	–
Total distributions	(.95)	(.14)	(.23)	(.08)
Net asset value, end of period	$14.19	$12.52	$10.87	$8.82
Total ReturnC,D,E	21.24%	16.46%	25.88%	(10.99)%
Ratios to Average Net AssetsF,G
Expenses before reductions	.13%	.13%	.13%	.13%H
Expenses net of fee waivers, if any	.13%	.13%	.13%	.13%H
Expenses net of all reductions	.13%	.13%	.13%	.13%H
Net investment income (loss)	1.20%	1.34%	1.47%	1.57%H
Supplemental Data
Net assets, end of period (000 omitted)	$160,811	$95,143	$73,052	$30,342
Portfolio turnover rateI	27%	46%	17%	11%H

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio Service Class

Years ended December 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$10.86	$10.44
Income from Investment Operations
Net investment income (loss)B	.16	.13	.12
Net realized and unrealized gain (loss)	2.45	1.65	.53
Total from investment operations	2.61	1.78	.65
Distributions from net investment income	(.17)	(.14)	(.12)
Distributions from net realized gain	(.77)	–	(.11)
Total distributions	(.94)	(.14)	(.23)
Net asset value, end of period	$14.17	$12.50	$10.86
Total ReturnC,D,E	21.16%	16.37%	6.24%
Ratios to Average Net AssetsF,G
Expenses before reductions	.23%	.23%	.23%H
Expenses net of fee waivers, if any	.23%	.23%	.23%H
Expenses net of all reductions	.23%	.23%	.23%H
Net investment income (loss)	1.10%	1.24%	1.58%H
Supplemental Data
Net assets, end of period (000 omitted)	$23,331	$18,141	$2,133
Portfolio turnover rateI	27%	46%	17%

 A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 H Annualized

 I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP Extended Market Index Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$12.50	$10.87	$8.83	$10.00
Income from Investment Operations
Net investment income (loss)B	.14	.11	.12	.10
Net realized and unrealized gain (loss)	2.44	1.65	2.12	(1.21)
Total from investment operations	2.58	1.76	2.24	(1.11)
Distributions from net investment income	(.15)	(.13)	(.10)	(.06)
Distributions from net realized gain	(.77)	–	(.11)	–
Total distributions	(.92)	(.13)	(.20)C	(.06)
Net asset value, end of period	$14.16	$12.50	$10.87	$8.83
Total ReturnD,E,F	20.93%	16.19%	25.44%	(11.09)%
Ratios to Average Net AssetsG,H
Expenses before reductions	.38%	.38%	.38%	.38%I
Expenses net of fee waivers, if any	.38%	.38%	.38%	.38%I
Expenses net of all reductions	.38%	.38%	.38%	.38%I
Net investment income (loss)	.95%	1.09%	1.22%	1.32%I
Supplemental Data
Net assets, end of period (000 omitted)	$7,228	$4,824	$1,134	$883
Portfolio turnover rateJ	27%	46%	17%	11%I

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Total distributions per share do not sum due to rounding.

 D Total returns for periods of less than one year are not annualized.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 I Annualized

 J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2021	Past 1 year	Life of fundA
Initial Class	7.72%	5.96%
Service Class	7.65%	5.87%
Service Class 2	7.48%	5.69%

 A From April 17, 2018

 The initial offering of Service Class shares took place on April 11, 2019. Returns prior to April 11, 2019 are those of Initial Class.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP International Index Portfolio - Initial Class on April 17, 2018, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Fidelity Global ex U.S. Index℠ and MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Period Ending Values
$12,395	VIP International Index Portfolio - Initial Class
$12,637	Fidelity Global ex U.S. Index℠
$12,454	MSCI ACWI (All Country World Index) ex USA Index

VIP International Index Portfolio

Management's Discussion of Fund Performance

Market Recap:  International equities gained 7.98% in 2021, according to the MSCI ACWI (All Country World Index) ex USA Index, amid an improved outlook for global economic growth, widespread COVID-19 vaccination, fiscal stimulus in the U.S. and abroad, and government spending programs. In the first quarter, the index gained 3.54%, as the rollout of vaccines began in some countries and investors saw reason to be hopeful. The momentum continued in the second quarter, and the index advanced 5.53%. However, in September, sentiment turned broadly negative, with the index returning -3.18% due to a host of factors. These included inflationary pressure from surging commodity prices, rising bond yields, supply constraints and disruption, and the fast-spreading delta variant of the coronavirus. Stocks rebounded in October (+2.39%) amid strength in corporate earnings and notable improvement in the global economy. Then in November, the index stalled, returning -4.50% amid the emergence of a new, more highly transmissible variant, omicron, and persistently higher inflation. In December, stocks rallied after studies suggested omicron resulted in fewer severe COVID-19 cases, and the index gained 4.14%. For the full year, Canada (+27%) led the way, followed by the U.K. (+18%) and Europe ex U.K (+17%). On the other hand, emerging markets (-2%) and Japan (+2%) lagged most. By sector, energy (+27%) and financials (+17%) fared best, whereas communication services and consumer discretionary (-6% each) notably struggled.

Comments from the Geode Capital Management, LLC, passive equity index team:  For the fiscal year ending December 31, 2021, the fund's share classes gained roughly 7% to 8%, slightly underperforming the 8.33% advance of the benchmark Fidelity Global ex. U.S. Index. From a regional standpoint, Canada (+26%) was the highest-returning segment of the index. By sector, financials rose roughly 18% and contributed most, driven by the banks industry (+23%). Information technology, which gained 15%, also helped. The industrials sector rose 14%, energy gained 26%, and materials advanced about 10%. Other notable contributors included the consumer staples (+4%), health care (+2%), real estate (+4%), and utilities (+2%) sectors. Conversely, emerging markets (-2%) were the weakest-performing segment in the index. From a sector standpoint, stocks in the consumer discretionary sector returned -5% and detracted most. This group was hampered by the retailing (-30%) industry. Communication services (-5%) also hurt. Turning to individual stocks, the biggest individual contributor was ASML Holding (+66%), from the semiconductors & semiconductor equipment segment. In pharmaceuticals, biotechnology & life sciences, Novo-Nordisk (+63%) and Roche Holding (+22%) helped. Nestle, within the food, beverage & tobacco category, advanced 21% and lifted the fund. Another contributor was Taiwan Semiconductor (+19%), a stock in the semiconductors & semiconductor equipment group. Conversely, the biggest individual detractor was Alibaba Group Holding (-49%), from the retailing industry, followed by Tencent Holdings (-19%), which is in the media & entertainment category. Within telecommunication services, SoftBank Group returned -39% and hurt. Other detractors were Pinduoduo (-67%), a stock in the retailing industry, and Samsung Electronics (-9%), from the technology hardware & equipment group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

VIP International Index Portfolio

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2021

% of fund's net assets
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	1.4
Nestle SA (Reg. S) (Switzerland, Food Products)	1.3
Tencent Holdings Ltd. (Cayman Islands, Interactive Media & Services)	1.2
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	1.2
ASML Holding NV (Netherlands) (Netherlands, Semiconductors & Semiconductor Equipment)	1.1
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.0
Toyota Motor Corp. (Japan, Automobiles)	0.8
LVMH Moet Hennessy Louis Vuitton SE (France, Textiles, Apparel & Luxury Goods)	0.8
Alibaba Group Holding Ltd. sponsored ADR (Cayman Islands, Internet & Direct Marketing Retail)	0.8
Novartis AG (Switzerland, Pharmaceuticals)	0.7
10.3

Top Market Sectors as of December 31, 2021

% of fund's net assets
Financials	19.8
Information Technology	12.9
Industrials	12.1
Consumer Discretionary	11.3
Health Care	9.1
Materials	8.0
Consumer Staples	7.9
Communication Services	6.0
Energy	4.6
Utilities	2.3

Geographic Diversification (% of fund's net assets)

As of December 31, 2021
Japan	15.9%
United Kingdom	8.7%
Canada	7.4%
Switzerland	6.1%
France	6.1%
Cayman Islands	5.2%
Germany	5.1%
Australia	4.4%
United States of America	4.2%
Other	36.9%

Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Asset Allocation as of December 31, 2021

% of fund's net assets
Stocks and Equity Futures	99.8
Short-Term Investments and Net Other Assets (Liabilities)	0.2

VIP International Index Portfolio

Schedule of Investments December 31, 2021

Showing Percentage of Net Assets

Common Stocks - 94.8%
	Shares	Value
Australia - 4.4%
Afterpay Ltd. (a)	3,760	$226,981
AGL Energy Ltd.	8,942	39,945
ALS Ltd.	7,255	69,041
Altium Ltd.	1,843	60,594
Alumina Ltd.	34,692	47,073
AMP Ltd. (a)	50,898	37,401
Ampol Ltd.	3,581	77,275
Ansell Ltd.	1,995	45,736
APA Group unit	17,253	126,277
ARB Corp. Ltd.	1,149	43,896
Aristocrat Leisure Ltd.	9,931	314,806
ASX Ltd.	2,885	194,995
Atlas Arteria Ltd. unit	14,652	73,768
Aurizon Holdings Ltd.	27,891	70,819
AusNet Services	28,341	52,992
Australia & New Zealand Banking Group Ltd.	42,242	845,469
Bank of Queensland Ltd.	9,600	56,504
Beach Energy Ltd.	25,186	23,088
Bendigo & Adelaide Bank Ltd.	8,246	54,594
BHP Group Ltd.	43,763	1,321,281
BlueScope Steel Ltd.	7,587	115,366
Boral Ltd. (a)	5,096	22,616
Brambles Ltd.	21,442	165,829
Breville Group Ltd.	1,477	34,065
carsales.com Ltd.	4,158	75,901
Challenger Ltd.	8,899	42,278
Charter Hall Group unit	6,866	102,804
Cleanaway Waste Management Ltd.	31,153	70,943
Cochlear Ltd.	990	155,666
Coles Group Ltd.	19,793	258,343
Commonwealth Bank of Australia	26,363	1,937,220
Computershare Ltd.	8,584	124,906
Crown Ltd. (a)	5,520	48,032
CSL Ltd.	6,770	1,431,945
CSR Ltd.	7,411	31,704
Dexus unit	16,026	129,656
Dominos Pizza Enterprises Ltd.	930	79,862
Downer EDI Ltd.	10,456	45,339
Endeavour Group Ltd.	18,999	93,165
Evolution Mining Ltd.	27,127	80,129
Fortescue Metals Group Ltd.	25,184	354,006
Goodman Group unit	24,979	481,597
Harvey Norman Holdings Ltd.	10,261	36,879
IDP Education Ltd.	3,089	77,872
IGO Ltd.	10,015	83,575
Iluka Resources Ltd.	6,451	47,404
Incitec Pivot Ltd.	28,883	68,085
Insurance Australia Group Ltd.	36,755	113,917
JB Hi-Fi Ltd.	1,740	61,170
Lendlease Group unit	10,281	79,961
Lynas Rare Earths Ltd. (a)	13,367	99,193
Macquarie Group Ltd.	5,147	769,161
Magellan Financial Group Ltd.	2,093	32,343
Medibank Private Ltd.	40,234	98,062
Metcash Ltd.	14,312	46,857
Mineral Resources Ltd.	2,447	99,698
Mirvac Group unit	58,034	122,868
National Australia Bank Ltd.	48,937	1,027,535
Newcrest Mining Ltd.	12,097	216,659
NEXTDC Ltd. (a)	6,866	63,891
Nine Entertainment Co. Holdings Ltd.	22,207	47,016
Northern Star Resources Ltd.	17,518	119,933
Orica Ltd.	6,050	60,259
Origin Energy Ltd.	26,088	99,457
OZ Minerals Ltd.	4,911	100,830
Qantas Airways Ltd. (a)	13,533	49,328
QBE Insurance Group Ltd.	21,949	181,248
Qube Holdings Ltd.	28,855	66,549
Ramsay Health Care Ltd.	2,738	142,430
REA Group Ltd.	775	94,524
Reliance Worldwide Corp. Ltd.	12,069	55,056
Rio Tinto Ltd.	5,517	401,831
Santos Ltd.	27,994	128,516
Scentre Group unit	76,490	175,855
SEEK Ltd.	5,234	124,826
Seven Group Holdings Ltd.	2,386	37,496
Sonic Healthcare Ltd.	7,101	240,906
South32 Ltd.	69,120	201,656
Steadfast Group Ltd.	13,338	50,946
Stockland Corp. Ltd. unit	35,657	109,995
Suncorp Group Ltd.	19,049	153,420
Sydney Airport unit (a)	19,820	125,166
Tabcorp Holdings Ltd.	33,282	121,556
Telstra Corp. Ltd.	61,438	186,843
The GPT Group unit	28,537	112,531
The Star Entertainment Group Ltd. (a)	13,136	35,170
Transurban Group unit	45,284	455,319
Treasury Wine Estates Ltd.	10,710	96,466
Vicinity Centres unit	57,229	70,366
Washington H. Soul Pattinson & Co. Ltd.	1,777	38,281
Wesfarmers Ltd.	16,827	725,979
Westpac Banking Corp.	54,439	844,541
WiseTech Global Ltd.	2,400	102,288
Woodside Petroleum Ltd.	14,346	228,893
Woolworths Group Ltd.	18,834	520,839
WorleyParsons Ltd.	5,444	42,103
Zip Co. Ltd. (a)	7,381	23,252

TOTAL AUSTRALIA		19,180,707

Austria - 0.2%
Andritz AG	1,019	52,410
BAWAG Group AG (b)	1,051	64,459
CA Immobilien Anlagen AG	637	23,770
Erste Group Bank AG	4,428	207,586
IMMOFINANZ Immobilien Anlagen AG	1,356	34,824
Lenzing AG (a)	186	25,635
Mayr-Melnhof Karton AG	140	28,045
Oesterreichische Post AG	427	18,268
OMV AG	2,100	118,761
Raiffeisen International Bank-Holding AG	2,018	59,270
Verbund AG	996	111,935
Voestalpine AG	1,656	60,085
Wienerberger AG	1,671	61,365

TOTAL AUSTRIA		866,413

Bailiwick of Jersey - 0.6%
Clarivate Analytics PLC (a)	5,586	131,383
Experian PLC	14,412	709,876
Ferguson PLC	3,447	612,279
Glencore Xstrata PLC	162,237	826,643
Polymetal International PLC	5,107	90,942
WPP PLC	18,835	286,814

TOTAL BAILIWICK OF JERSEY		2,657,937

Belgium - 0.6%
Ackermans & Van Haaren SA	316	60,629
Aedifica SA	536	69,969
Ageas	2,732	141,483
Anheuser-Busch InBev SA NV	12,604	759,895
Cofinimmo SA	427	68,202
Colruyt NV	889	37,722
D'ieteren Group	361	70,374
Elia System Operator SA/NV	496	65,376
Galapagos NV (a)	749	41,564
Groupe Bruxelles Lambert SA	1,562	174,455
KBC Groep NV	5,017	431,067
Melexis NV	253	30,147
Proximus	2,332	45,543
Sofina SA	230	112,978
Solvay SA Class A	1,089	126,603
Telenet Group Holding NV	747	27,261
UCB SA	1,896	216,383
Umicore SA	2,970	121,160
Warehouses de Pauw	2,050	98,388

TOTAL BELGIUM		2,699,199

Bermuda - 0.2%
Alibaba Health Information Technology Ltd. (a)	60,000	50,708
China Gas Holdings Ltd.	35,800	74,377
China Resource Gas Group Ltd.	14,000	79,089
China Youzan Ltd. (a)	204,000	14,128
Credicorp Ltd. (United States)	921	112,426
Hiscox Ltd.	5,301	62,255
Hongkong Land Holdings Ltd.	17,315	90,038
Jardine Matheson Holdings Ltd.	3,803	209,203
Kunlun Energy Co. Ltd.	60,000	56,248
Man Wah Holdings Ltd.	23,200	35,942
Nine Dragons Paper (Holdings) Ltd.	24,000	25,762

TOTAL BERMUDA		810,176

Brazil - 0.9%
Ambev SA	65,800	182,161
Americanas SA	8,081	45,817
Atacadao SA	5,800	15,880
B3 SA - Brasil Bolsa Balcao	91,800	183,600
Banco Bradesco SA	22,531	65,490
Banco do Brasil SA	21,700	112,396
Banco Inter SA unit	8,703	44,640
BB Seguridade Participacoes SA	10,500	39,116
BR Malls Participacoes SA (a)	14,500	21,633
BRF SA (a)	7,200	29,110
BTG Pactual Participations Ltd. unit	16,800	63,339
CCR SA	17,400	36,206
Centrais Eletricas Brasileiras SA (Electrobras)	5,086	30,507
Cogna Educacao (a)	26,600	11,748
Companhia de Saneamento Basico do Estado de Sao Paulo (SABESP)	5,300	38,232
Companhia Siderurgica Nacional SA (CSN)	9,800	43,968
Compania de Locacao das Americas	4,600	19,416
Cosan SA	17,000	66,199
Cyrela Brazil Realty SA	4,400	12,465
Energisa SA unit	3,400	27,084
Eneva SA (a)	14,900	37,852
ENGIE Brasil Energia SA	3,450	23,791
Equatorial Energia SA	10,600	43,028
GPA	2,000	7,803
Hapvida Participacoes e Investimentos SA (b)	19,100	35,594
Hypermarcas SA	5,600	28,422
JBS SA	11,600	79,034
Klabin SA unit	11,800	54,361
Localiza Rent A Car SA	8,730	83,068
Locaweb Servicos de Internet SA (b)	6,000	14,176
Lojas Renner SA	14,597	64,049
Magazine Luiza SA	41,120	53,301
Natura & Co. Holding SA (a)	12,693	57,950
Notre Dame Intermedica Participacoes SA	7,724	83,688
Oi SA (a)	76,300	10,411
Petro Rio SA (a)	10,000	37,110
Petroleo Brasileiro SA - Petrobras (ON)	59,600	328,496
Qualicorp Consultoria E Corret	2,100	6,372
Raia Drogasil SA	16,100	70,239
Rede D'Oregon Sao Luiz SA (b)	11,200	90,143
Rumo SA (a)	18,700	59,625
Sendas Distribuidora SA	12,100	28,154
Sul America SA unit	4,128	20,373
Suzano Papel e Celulose SA	11,879	128,195
Telefonica Brasil SA	6,700	57,966
TIM SA	11,500	27,150
Totvs SA	7,500	38,564
Transmissora Alianca de Energia Eletrica SA unit	3,200	20,895
Ultrapar Participacoes SA	10,500	27,409
Vale SA	60,901	852,395
Via S/A (a)	22,651	21,350
Vibra Energia SA	17,300	66,467
Weg SA	22,000	130,262
YDUQS Participacoes SA	3,900	14,396

TOTAL BRAZIL		3,791,096

British Virgin Islands - 0.0%
Nomad Foods Ltd. (a)	2,332	59,209
VK Co. Ltd. GDR (Reg. S) (a)	1,767	20,454

TOTAL BRITISH VIRGIN ISLANDS		79,663

Canada - 7.1%
Agnico Eagle Mines Ltd. (Canada)	3,643	193,504
Air Canada (a)	4,955	82,769
Alamos Gold, Inc.	6,021	46,314
Algonquin Power & Utilities Corp.	9,340	134,900
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	12,179	510,287
AltaGas Ltd.	4,195	90,569
B2Gold Corp. (a)	15,930	62,715
Ballard Power Systems, Inc. (a)	3,660	45,976
Bank of Montreal	9,634	1,037,238
Bank of Nova Scotia	18,084	1,280,226
Barrick Gold Corp. (Canada)	26,479	503,435
Bausch Health Cos., Inc. (Canada) (a)	4,337	119,795
BCE, Inc.	4,453	231,671
BlackBerry Ltd. (a)	7,637	71,362
Boralex, Inc. Class A	1,327	36,381
Boyd Group Services, Inc.	310	48,921
Brookfield Asset Management Reinsurance Partners Ltd.	126	7,913
Brookfield Asset Management, Inc. (Canada) Class A	21,683	1,309,431
Brookfield Renewable Corp.	1,852	68,153
BRP, Inc.	571	50,015
CAE, Inc. (a)	4,755	119,951
Cameco Corp.	5,972	130,209
Canadian Apartment Properties (REIT) unit	1,234	58,493
Canadian Imperial Bank of Commerce	6,694	780,292
Canadian National Railway Co.	9,070	1,114,112
Canadian Natural Resources Ltd.	17,628	744,865
Canadian Pacific Railway Ltd.	9,930	714,203
Canadian Tire Ltd. Class A (non-vtg.)	866	124,216
Canadian Utilities Ltd. Class A (non-vtg.)	1,806	52,383
Capital Power Corp.	1,680	52,407
Cargojet, Inc.	254	33,447
CCL Industries, Inc. Class B	2,172	116,468
Cenovus Energy, Inc. (Canada)	18,887	231,580
CGI, Inc. Class A (sub. vtg.) (a)	3,250	287,373
Colliers International Group, Inc.	470	69,994
Constellation Software, Inc.	293	543,621
Descartes Systems Group, Inc. (Canada) (a)	1,237	102,308
Dollarama, Inc.	4,317	216,063
Element Fleet Management Corp.	6,567	66,867
Emera, Inc.	3,861	192,966
Empire Co. Ltd. Class A (non-vtg.)	2,451	74,676
Enbridge, Inc.	30,104	1,175,887
Fairfax Financial Holdings Ltd. (sub. vtg.)	404	198,731
Finning International, Inc.	2,403	60,562
First Majestic Silver Corp.	3,259	36,250
First Quantum Minerals Ltd.	8,215	196,583
FirstService Corp.	583	114,577
Fortis, Inc.	7,054	340,334
Franco-Nevada Corp.	2,839	392,628
George Weston Ltd.	1,085	125,796
Gildan Activewear, Inc.	2,913	123,502
Great-West Lifeco, Inc.	3,961	118,866
Hydro One Ltd. (b)	4,514	117,440
iA Financial Corp, Inc.	1,600	91,551
Imperial Oil Ltd.	3,369	121,502
Intact Financial Corp.	2,623	340,941
Ivanhoe Mines Ltd. (a)	8,269	67,462
Keyera Corp.	3,304	74,519
Kinaxis, Inc. (a)	411	57,617
Kinross Gold Corp.	19,098	110,818
Kirkland Lake Gold Ltd.	3,959	165,909
Lightspeed Commerce, Inc. (Canada) (a)	1,860	75,109
Loblaw Companies Ltd.	2,466	202,045
Lundin Mining Corp.	9,507	74,255
Magna International, Inc. Class A (sub. vtg.)	4,165	337,000
Manulife Financial Corp.	28,957	551,922
Metro, Inc.	3,670	195,316
National Bank of Canada	5,018	382,573
Northland Power, Inc.	3,428	102,844
Nutrien Ltd.	8,485	637,775
Nuvei Corp. (a)(b)	933	60,481
Onex Corp. (sub. vtg.)	1,142	89,630
Open Text Corp.	3,979	188,861
Pan American Silver Corp.	3,147	78,581
Parkland Corp.	2,231	61,324
Pembina Pipeline Corp.	8,187	248,338
Power Corp. of Canada (sub. vtg.)	8,502	280,947
Premium Brands Holdings Corp.	527	52,677
Primo Water Corp.	2,519	44,410
Quebecor, Inc. Class B (sub. vtg.)	2,529	57,080
Restaurant Brands International, Inc.	4,597	278,738
Ritchie Bros. Auctioneers, Inc.	1,627	99,566
Rogers Communications, Inc. Class B (non-vtg.)	5,240	249,500
Royal Bank of Canada	21,188	2,248,697
Saputo, Inc.	3,567	80,366
Shaw Communications, Inc. Class B	6,650	201,821
Shopify, Inc. Class A (a)	1,678	2,310,412
SNC-Lavalin Group, Inc.	2,602	63,582
SSR Mining, Inc.	3,330	58,942
Stantec, Inc.	1,651	92,760
Sun Life Financial, Inc.	8,730	485,932
Suncor Energy, Inc.	22,218	555,911
TC Energy Corp.	14,575	677,851
Teck Resources Ltd. Class B (sub. vtg.)	6,942	199,927
TELUS Corp.	6,735	158,612
TFI International, Inc. (Canada)	1,222	137,053
The Toronto-Dominion Bank	27,090	2,076,911
Thomson Reuters Corp.	2,507	299,801
Tilray, Inc. Class 2 (a)	4,833	33,976
TMX Group Ltd.	827	83,847
Toromont Industries Ltd.	1,210	109,392
Tourmaline Oil Corp.	4,527	146,158
Waste Connections, Inc. (Canada)	3,876	528,260
West Fraser Timber Co. Ltd.	1,481	141,292
Wheaton Precious Metals Corp.	6,724	288,532
WSP Global, Inc. (c)	1,103	160,120
Yamana Gold, Inc. (c)	14,522	61,075

TOTAL CANADA		31,339,746

Cayman Islands - 5.2%
AAC Technology Holdings, Inc.	10,000	39,412
Airtac International Group	2,092	76,992
Akeso, Inc. (a)(b)	7,000	30,522
Alchip Technologies Ltd.	1,000	36,803
Alibaba Group Holding Ltd. sponsored ADR (a)	27,406	3,255,559
Anta Sports Products Ltd.	16,800	251,864
ASM Pacific Technology Ltd.	4,300	46,460
Autohome, Inc. ADR Class A	767	22,611
Baidu, Inc. sponsored ADR (a)	4,051	602,748
BeiGene Ltd. ADR (a)	772	209,158
Bilibili, Inc. ADR (a)(c)	3,230	149,872
BizLink Holding, Inc.	2,000	18,835
Chailease Holding Co. Ltd.	20,388	193,839
China Conch Venture Holdings Ltd.	23,500	114,825
China Feihe Ltd. (b)	43,000	57,682
China Literature Ltd. (a)(b)	6,200	38,961
China Mengniu Dairy Co. Ltd.	40,000	226,738
China Resources Land Ltd.	42,000	176,671
China Resources Mixc Lifestyle Services Ltd. (b)	8,845	41,233
CIFI Holdings Group Co. Ltd.	59,466	35,767
CK Asset Holdings Ltd.	29,134	183,639
CK Hutchison Holdings Ltd.	40,000	257,537
Country Garden Holdings Co. Ltd.	110,129	97,735
Country Garden Services Holdings Co. Ltd.	26,000	155,716
Daqo New Energy Corp. ADR (a)	867	34,957
ENN Energy Holdings Ltd.	11,300	212,739
ESR Cayman Ltd. (a)(b)	21,000	70,965
Futu Holdings Ltd. ADR (a)(c)	925	40,053
Gaotu Techedu, Inc. ADR (a)(c)	1,436	2,786
GDS Holdings Ltd. ADR (a)(c)	1,676	79,040
Geely Automobile Holdings Ltd.	74,000	202,140
General Interface Solution Holding Ltd.	3,000	11,041
Hansoh Pharmaceutical Group Co. Ltd. (b)	16,000	38,987
Hello Group, Inc. ADR	2,568	23,061
Hengan International Group Co. Ltd.	9,500	48,916
Himax Technologies, Inc. sponsored ADR (c)	1,882	30,093
Huazhu Group Ltd. ADR (a)	2,141	79,945
Hutchison China Meditech Ltd. sponsored ADR (a)	1,491	52,304
Innovent Biologics, Inc. (a)(b)	14,500	89,724
iQIYI, Inc. ADR (a)	4,905	22,367
JD.com, Inc. sponsored ADR (a)	13,339	934,664
JOYY, Inc. ADR	830	37,707
KE Holdings, Inc. ADR (a)	7,463	150,156
Kingboard Chemical Holdings Ltd.	9,500	46,236
Kingdee International Software Group Co. Ltd. (a)	38,000	116,960
Kingsoft Corp. Ltd.	14,000	61,494
Kuaishou Technology Class B (b)	21,700	200,510
Li Ning Co. Ltd.	32,000	350,264
Longfor Properties Co. Ltd. (b)	23,000	108,252
Meituan Class B (a)(b)	60,000	1,735,049
Melco Crown Entertainment Ltd. sponsored ADR (a)	3,186	32,433
Microport Scientific Corp.	10,300	37,514
Ming Yuan Cloud Group Holdings Ltd.	10,000	22,776
Minth Group Ltd.	10,000	44,052
NetEase, Inc. ADR	5,387	548,289
New Oriental Education & Technology Group, Inc. sponsored ADR	22,445	47,135
NIO, Inc. sponsored ADR (a)	20,235	641,045
PagSeguro Digital Ltd. (a)(c)	3,035	79,578
Parade Technologies Ltd.	1,000	76,312
Pinduoduo, Inc. ADR (a)	6,521	380,174
Ping An Healthcare and Technology Co. Ltd. (a)(b)	7,600	27,632
Pop Mart International Group Ltd. (b)	10,400	59,619
RLX Technology, Inc. ADR (c)	10,565	41,204
Sands China Ltd. (a)	36,400	84,477
Sapiens International Corp. NV	524	18,253
Sea Ltd. ADR (a)	4,856	1,086,336
Shenzhou International Group Holdings Ltd.	11,800	228,491
Shimao Property Holdings Ltd.	18,000	11,773
Silicon Motion Tech Corp. sponsored ADR	471	44,759
Sino Biopharmaceutical Ltd.	147,250	103,107
SITC International Holdings Co. Ltd.	19,000	68,714
Smoore International Holdings Ltd. (b)	25,000	127,444
StoneCo Ltd. Class A (a)	3,491	58,858
Sunac China Holdings Ltd.	37,000	55,897
Sunac Services Holdings Ltd. (b)	13,000	13,254
Sunny Optical Technology Group Co. Ltd.	10,600	335,228
TAL Education Group ADR (a)	6,217	24,433
Tencent Holdings Ltd.	89,900	5,245,766
Tencent Music Entertainment Group ADR (a)	8,771	60,081
Tingyi (Cayman Islands) Holding Corp.	26,000	53,417
Trip.com Group Ltd. ADR (a)	6,901	169,903
Vipshop Holdings Ltd. ADR (a)	5,397	45,335
Vnet Group, Inc. ADR (a)	1,590	14,358
Want Want China Holdings Ltd.	86,000	78,968
Weibo Corp. sponsored ADR (a)	784	24,288
Weimob, Inc. (a)(b)	29,000	29,344
WH Group Ltd. (b)	114,000	71,564
Wharf Real Estate Investment Co. Ltd.	23,000	116,806
Wuxi Biologics (Cayman), Inc. (a)(b)	48,500	574,187
Xinyi Glass Holdings Ltd.	38,000	95,030
Xinyi Solar Holdings Ltd.	67,236	113,992
XP, Inc. Class A (a)(c)	1,493	42,909
XPeng, Inc. ADR (a)	4,664	234,739
Yadea Group Holdings Ltd. (b)	14,000	27,291
Yihai International Holding Ltd.	7,000	32,363
Zai Lab Ltd. ADR (a)	1,015	63,793
Zhen Ding Technology Holding Ltd.	10,000	36,262
Zhongsheng Group Holdings Ltd. Class H	8,500	66,277
ZTO Express, Inc. sponsored ADR	6,277	177,137

TOTAL CAYMAN ISLANDS		22,774,186

Chile - 0.1%
Aguas Andinas SA	34,037	6,192
Banco de Chile	617,333	48,227
Banco de Credito e Inversiones	921	26,906
Banco Santander Chile	957,493	38,491
CAP SA	1,056	10,287
Cencosud SA	18,369	30,723
Colbun SA	105,834	8,608
Compania Cervecerias Unidas SA	1,806	14,690
Empresa Nacional de Telecomunicaciones SA (ENTEL)	2,217	7,491
Empresas CMPC SA	17,667	29,611
Empresas COPEC SA	4,802	37,120
Enel Americas SA	299,238	32,663
Enel Chile SA	360,580	12,612
Falabella SA	10,195	33,253
Parque Arauco SA (a)	10,418	11,493

TOTAL CHILE		348,367

China - 1.5%
Agricultural Bank of China Ltd. (H Shares)	445,000	152,945
Anhui Conch Cement Co. Ltd. (H Shares)	17,500	87,415
Bank of China Ltd. (H Shares)	1,140,000	410,134
Bank of Communications Co. Ltd. (H Shares)	316,000	190,875
BYD Co. Ltd. (H Shares)	11,293	381,979
China CITIC Bank Corp. Ltd. (H Shares)	132,000	57,218
China Construction Bank Corp. (H Shares)	1,533,000	1,062,288
China International Capital Corp. Ltd. (H Shares) (b)	21,600	59,557
China Life Insurance Co. Ltd. (H Shares)	111,000	184,002
China Longyuan Power Grid Corp. Ltd. (H Shares)	49,000	114,369
China Merchants Bank Co. Ltd. (H Shares)	56,000	434,855
China Minsheng Banking Corp. Ltd. (H Shares)	96,800	36,994
China National Building Materials Co. Ltd. (H Shares)	66,000	80,918
China Pacific Insurance (Group) Co. Ltd. (H Shares)	38,000	103,071
China Petroleum & Chemical Corp. (H Shares)	378,000	176,080
China Shenhua Energy Co. Ltd. (H Shares)	49,500	116,044
China Tower Corp. Ltd. (H Shares) (b)	618,000	68,160
China Vanke Co. Ltd. (H Shares)	24,600	57,229
CITIC Securities Co. Ltd. (H Shares)	23,500	61,330
Fuyao Glass Industries Group Co. Ltd. (H Shares) (b)	9,200	47,548
Great Wall Motor Co. Ltd. (H Shares)	46,000	158,101
Guangzhou Automobile Group Co. Ltd. (H Shares)	40,800	40,237
Haier Smart Home Co. Ltd.	34,200	144,518
Hangzhou Tigermed Consulting Co. Ltd. (H Shares) (b)	1,900	24,123
Industrial & Commercial Bank of China Ltd. (H Shares)	979,000	552,238
New China Life Insurance Co. Ltd. (H Shares)	10,800	28,878
Nongfu Spring Co. Ltd. (H Shares) (b)	25,600	168,915
PetroChina Co. Ltd. (H Shares)	314,000	139,069
PICC Property & Casualty Co. Ltd. (H Shares)	102,000	83,326
Ping An Insurance Group Co. of China Ltd. (H Shares)	88,500	637,742
Postal Savings Bank of China Co. Ltd. (H Shares) (b)	136,000	95,404
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	36,000	44,922
Sinopharm Group Co. Ltd. (H Shares)	18,800	40,891
Tsingtao Brewery Co. Ltd. (H Shares)	8,000	74,895
Weichai Power Co. Ltd. (H Shares)	29,000	56,754
WuXi AppTec Co. Ltd. (H Shares) (b)	5,452	94,391
Zhuzhou CRRC Times Electric Co. Ltd. (H Shares)	8,400	48,638
Zijin Mining Group Co. Ltd. (H Shares)	84,000	99,970

TOTAL CHINA		6,416,023

Colombia - 0.0%
Bancolombia SA	4,775	40,751
Grupo de Inversiones Suramerica SA	3,843	28,355
Interconexion Electrica SA ESP	7,015	38,646

TOTAL COLOMBIA		107,752

Czech Republic - 0.0%
CEZ A/S	2,378	90,008
Komercni Banka A/S	1,147	49,084
MONETA Money Bank A/S (b)	5,790	24,843

TOTAL CZECH REPUBLIC		163,935

Denmark - 1.6%
A.P. Moller - Maersk A/S:
Series A	49	162,561
Series B	83	296,253
Ambu A/S Series B	2,580	68,096
Ascendis Pharma A/S sponsored ADR (a)	723	97,265
Carlsberg A/S Series B	1,486	256,555
Chr. Hansen Holding A/S	1,549	122,139
Coloplast A/S Series B	1,754	308,836
Danske Bank A/S	10,146	175,161
Demant A/S (a)	1,519	77,782
DSV A/S	3,174	739,632
Genmab A/S (a)	977	389,973
GN Store Nord A/S	2,056	129,005
Novo Nordisk A/S Series B	24,502	2,752,209
Novozymes A/S Series B	3,105	254,951
ORSTED A/S (b)	2,815	360,509
Pandora A/S	1,482	184,347
Royal Unibrew A/S	617	69,402
SimCorp A/S	604	65,831
Tryg A/S	5,348	131,976
Vestas Wind Systems A/S	15,015	457,284

TOTAL DENMARK		7,099,767

Egypt - 0.0%
Commercial International Bank SAE (a)	27,522	92,832
Finland - 0.9%
Elisa Corp. (A Shares)	2,211	136,144
Fortum Corp.	6,469	198,407
Huhtamaki Oyj	1,446	63,958
Kesko Oyj	4,075	135,823
Kojamo OYJ	2,334	56,214
Kone OYJ (B Shares)	6,027	432,490
Metso Outotec Oyj	10,367	110,099
Neste Oyj	6,417	315,818
Nokia Corp. (a)	80,017	506,803
Nokian Tyres PLC	1,930	72,926
Nordea Bank ABP	52,914	645,474
Orion Oyj (B Shares)	1,570	65,216
Sampo Oyj (A Shares)	7,497	375,210
Stora Enso Oyj (R Shares)	9,210	169,035
TietoEVRY Oyj	1,523	47,575
UPM-Kymmene Corp.	7,891	300,242
Valmet Corp.	1,986	85,151
Wartsila Corp.	7,200	100,986

TOTAL FINLAND		3,817,571

France - 6.1%
Air Liquide SA	7,044	1,228,504
Alstom SA	4,393	155,997
Arkema SA	984	138,886
Atos Origin SA	1,452	61,509
AXA SA	30,581	910,191
BNP Paribas SA	17,105	1,182,658
Bouygues SA	3,258	116,623
Bureau Veritas SA	4,308	143,021
Capgemini SA	2,324	569,568
Carrefour SA	9,426	172,812
Compagnie de St. Gobain	7,908	556,301
Compagnie Generale des Etablissements Michelin SCA Series B	2,648	433,701
Credit Agricole SA	20,708	295,240
Danone SA	10,228	635,767
Dassault Systemes SA	10,262	609,002
Edenred SA	3,690	170,398
Eiffage SA	1,238	127,643
ENGIE	26,565	393,305
EssilorLuxottica SA	4,459	949,219
Faurecia SA	1,891	89,966
Gecina SA	814	113,904
Hermes International SCA	517	903,393
Kering SA	1,097	880,181
L'Oreal SA	3,649	1,739,890
Legrand SA	3,972	465,205
LVMH Moet Hennessy Louis Vuitton SE	3,976	3,285,901
Orange SA	28,274	302,028
Orpea	817	81,936
Pernod Ricard SA	2,994	720,290
Publicis Groupe SA	3,497	235,607
Renault SA (a)	3,028	105,042
Safran SA	5,218	638,805
Sanofi SA	17,131	1,718,994
Sartorius Stedim Biotech	357	196,067
Schneider Electric SA	8,465	1,664,182
Societe Generale Series A	11,815	406,067
Sodexo SA	1,233	108,095
Suez Environnement SA	5,654	127,008
Teleperformance	873	390,298
Thales SA	1,595	135,681
Total SA	36,899	1,878,168
Ubisoft Entertainment SA (a)	1,335	65,122
Valeo SA	3,382	101,989
Veolia Environnement SA	9,626	353,504
VINCI SA	7,736	817,037
Vivendi SA	12,092	163,567
Worldline SA (a)(b)	3,713	206,666

TOTAL FRANCE		26,744,938

Germany - 4.8%
adidas AG	2,772	798,185
Allianz SE	6,132	1,446,287
BASF AG	13,659	958,662
Bayer AG	14,625	781,038
Bayerische Motoren Werke AG (BMW)	4,730	473,200
Bechtle AG	1,215	86,459
Beiersdorf AG	1,449	148,530
Brenntag SE	2,290	206,796
Carl Zeiss Meditec AG	543	113,909
Commerzbank AG (a)	14,525	109,890
Continental AG (a)	1,612	169,366
Covestro AG (b)	2,878	177,135
Daimler AG (Germany)	12,388	946,495
Daimler Truck Holding AG (a)	6,194	227,022
Delivery Hero AG (a)(b)	2,817	311,815
Deutsche Bank AG (a)	30,798	383,590
Deutsche Borse AG	2,827	472,037
Deutsche Post AG	14,758	949,246
Deutsche Telekom AG	48,164	889,951
Deutsche Wohnen SE (Bearer)	5,000	210,253
E.ON AG	33,409	464,300
Evonik Industries AG	2,838	91,683
Evotec OAI AG (a)	1,994	96,258
Fresenius Medical Care AG & Co. KGaA	2,985	193,512
Fresenius SE & Co. KGaA	6,155	247,391
GEA Group AG	2,407	131,469
Hannover Reuck SE	901	170,827
HeidelbergCement AG	2,163	146,385
HelloFresh AG (a)	2,583	197,956
Henkel AG & Co. KGaA	1,466	114,276
Infineon Technologies AG	19,346	890,660
KION Group AG	1,063	116,107
Knorr-Bremse AG	972	95,999
Lanxess AG	1,302	80,514
LEG Immobilien AG	1,090	151,971
Merck KGaA	1,924	494,963
MTU Aero Engines AG	786	159,593
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	2,087	616,101
Puma AG	1,519	185,507
Rational AG	75	76,707
Rheinmetall AG	655	61,642
RWE AG	10,089	408,772
SAP SE	16,254	2,287,581
Scout24 AG (b)	1,225	85,537
Siemens AG	11,883	2,058,170
Siemens Healthineers AG (b)	4,173	311,136
Symrise AG	1,913	282,923
TAG Immobilien AG	2,210	61,730
TeamViewer AG (a)(b)	2,333	31,306
Thyssenkrupp AG	5,981	65,525
United Internet AG	1,572	62,324
Vitesco Technologies Group AG (a)	315	15,448
Vonovia SE	11,561	637,036
Zalando SE (a)(b)	2,879	231,922

TOTAL GERMANY		21,183,097

Greece - 0.1%
Alpha Bank SA (a)	28,556	34,996
EFG Eurobank Ergasias SA (a)	38,587	39,093
Hellenic Telecommunications Organization SA	3,256	60,152
Jumbo SA	1,712	24,564
Motor Oil (HELLAS) Corinth Refineries SA	942	14,754
Mytilineos SA	1,445	24,894
National Bank of Greece SA (a)	8,571	28,595
OPAP SA	3,046	43,142
Public Power Corp. of Greece (a)	1,670	17,919
Terna Energy SA	661	10,254

TOTAL GREECE		298,363

Hong Kong - 1.4%
AIA Group Ltd.	179,800	1,814,694
Bank of East Asia Ltd.	21,113	30,326
BOC Hong Kong (Holdings) Ltd.	53,500	175,302
BYD Electronic International Co. Ltd.	9,500	34,783
China Evergrande New Energy Vehicle Group Ltd. (a)	40,500	18,283
China Overseas Land and Investment Ltd.	55,500	131,391
China Resources Beer Holdings Co. Ltd.	24,000	196,523
China Taiping Insurance Group Ltd.	19,600	26,896
CLP Holdings Ltd.	24,500	247,567
CSPC Pharmaceutical Group Ltd.	124,400	135,128
Fosun International Ltd.	35,000	37,749
Galaxy Entertainment Group Ltd. (a)	30,000	155,433
Guangdong Investment Ltd.	44,000	55,920
Hang Lung Properties Ltd.	27,000	55,592
Hang Seng Bank Ltd.	10,800	197,647
Henderson Land Development Co. Ltd.	19,610	83,648
Hong Kong & China Gas Co. Ltd.	161,403	251,751
Hong Kong Exchanges and Clearing Ltd.	17,743	1,036,244
Lenovo Group Ltd.	102,000	117,227
Link (REIT)	31,822	280,162
MTR Corp. Ltd.	22,848	122,627
New World Development Co. Ltd.	21,250	84,073
Power Assets Holdings Ltd.	20,000	124,655
Sino Land Ltd.	50,543	62,939
Sun Hung Kai Properties Ltd.	23,000	279,088
Techtronic Industries Co. Ltd.	25,500	507,544
Vitasoy International Holdings Ltd.	14,000	28,260
Wharf Holdings Ltd.	20,000	61,430

TOTAL HONG KONG		6,352,882

Hungary - 0.1%
MOL Hungarian Oil and Gas PLC Series A (For. Reg.)	8,330	64,697
OTP Bank PLC (a)	3,294	168,526
Richter Gedeon PLC	1,972	53,028

TOTAL HUNGARY		286,251

India - 2.9%
Adani Green Energy Ltd. (a)	5,921	105,744
Adani Ports & Special Economic Zone Ltd.	11,074	108,575
Apollo Hospitals Enterprise Ltd.	1,471	99,008
Asian Paints Ltd.	6,703	304,432
Aurobindo Pharma Ltd.	4,069	40,116
Avenue Supermarts Ltd. (a)(b)	2,212	138,727
Axis Bank Ltd. (a)	33,735	307,318
Bajaj Auto Ltd.	1,007	43,928
Bajaj Finance Ltd.	3,934	368,508
Bajaj Finserv Ltd.	569	125,327
Bharat Petroleum Corp. Ltd.	15,113	78,207
Bharti Airtel Ltd. (a)	35,953	330,057
Britannia Industries Ltd.	1,759	85,156
Cipla Ltd. (a)	7,548	95,670
Coal India Ltd.	31,416	61,600
Divi's Laboratories Ltd.	1,910	119,960
Dr. Reddy's Laboratories Ltd.	1,841	121,067
Eicher Motors Ltd.	2,079	72,343
HCL Technologies Ltd.	16,121	285,493
HDFC Standard Life Insurance Co. Ltd. (b)	13,937	121,537
Hero Motocorp Ltd.	1,909	63,101
Hindalco Industries Ltd.	21,344	136,269
Hindustan Unilever Ltd.	13,271	420,503
Housing Development Finance Corp. Ltd.	26,855	932,512
ICICI Bank Ltd.	76,209	756,062
Indian Oil Corp. Ltd.	38,611	57,798
Info Edge India Ltd.	1,112	83,254
Infosys Ltd.	54,832	1,385,858
ITC Ltd.	44,071	129,013
JSW Steel Ltd.	14,248	125,473
Kotak Mahindra Bank Ltd. (a)	16,224	391,213
Larsen & Toubro Ltd.	10,190	259,367
Mahindra & Mahindra Ltd.	14,069	158,122
Maruti Suzuki India Ltd.	1,982	197,611
NTPC Ltd.	70,746	118,154
Oil & Natural Gas Corp. Ltd.	54,989	105,126
Power Grid Corp. of India Ltd.	50,951	139,817
Reliance Industries Ltd.	48,068	1,528,237
Shriram Transport Finance Co. Ltd.	2,975	48,607
State Bank of India	26,423	163,339
Sun Pharmaceutical Industries Ltd.	16,147	183,330
Tata Consultancy Services Ltd.	15,391	772,453
Tata Consumer Products Ltd.	8,846	88,293
Tata Motors Ltd. (a)	26,101	167,914
Tata Steel Ltd.	11,574	172,703
Tech Mahindra Ltd.	9,206	221,301
Titan Co. Ltd.	6,189	209,585
Ultratech Cement Ltd.	1,716	174,882
UPL Ltd. (a)	8,208	82,327
Vedanta Ltd.	19,433	89,017
Wipro Ltd.	21,865	209,095

TOTAL INDIA		12,583,109

Indonesia - 0.4%
Perusahaan Gas Negara Tbk PT Series B (a)	169,100	16,314
PT ACE Hardware Indonesia Tbk	94,200	8,460
PT Adaro Energy Tbk	198,800	31,384
PT Aneka Tambang Tbk	116,500	18,392
PT Astra International Tbk	303,600	121,419
PT Bank Central Asia Tbk	828,200	424,196
PT Bank Mandiri (Persero) Tbk	280,400	138,208
PT Bank Negara Indonesia (Persero) Tbk	114,200	54,085
PT Bank Rakyat Indonesia Tbk	974,151	280,484
PT Barito Pacific Tbk	423,100	25,382
PT Bukit Asam Tbk	50,200	9,545
PT Bumi Serpong Damai Tbk (a)	150,300	10,651
PT Charoen Pokphand Indonesia Tbk	102,400	42,749
PT Ciputra Development Tbk	131,600	8,956
PT Gudang Garam Tbk	7,000	15,029
PT Indah Kiat Pulp & Paper Tbk	35,300	19,381
PT Indocement Tunggal Prakarsa Tbk	25,800	21,904
PT Indofood CBP Sukses Makmur Tbk	32,100	19,594
PT Indofood Sukses Makmur Tbk	60,800	26,982
PT Jasa Marga Tbk (a)	40,900	11,163
PT Kalbe Farma Tbk	275,600	31,229
PT Merdeka Copper Gold Tbk (a)	177,000	48,309
PT Mitra Keluarga Karyasehat Tbk	73,000	11,576
PT Pabrik Kertas Tjiwi Kimia Tbk	21,300	11,246
PT Sarana Menara Nusantara Tbk	338,900	26,751
PT Semen Gresik (Persero) Tbk	40,900	20,805
PT Surya Citra Media Tbk (a)	388,500	8,886
PT Telkom Indonesia Persero Tbk	710,800	202,864
PT Tower Bersama Infrastructure Tbk	144,000	29,805
PT United Tractors Tbk	22,200	34,501
PT Vale Indonesia Tbk	31,000	10,179
PT XL Axiata Tbk	52,900	11,766

TOTAL INDONESIA		1,752,195

Ireland - 0.6%
Bank Ireland Group PLC (a)	13,559	76,791
CRH PLC	11,666	617,599
DCC PLC (United Kingdom)	1,521	124,514
Flutter Entertainment PLC (a)	674	107,826
Flutter Entertainment PLC (Ireland) (a)	1,607	254,410
ICON PLC (a)	1,181	365,756
James Hardie Industries PLC CDI	6,600	265,541
Kerry Group PLC Class A	2,281	294,285
Kingspan Group PLC (Ireland)	2,297	273,998
Ryanair Holdings PLC sponsored ADR (a)	1,501	153,597
Smurfit Kappa Group PLC	3,849	212,143

TOTAL IRELAND		2,746,460

Isle of Man - 0.1%
Entain PLC (a)	8,699	198,830
NEPI Rockcastle PLC	6,791	45,174

TOTAL ISLE OF MAN		244,004

Israel - 0.6%
Airport City Ltd. (a)	940	21,071
Alony Hetz Properties & Investments Ltd.	2,269	42,279
Amot Investments Ltd.	2,696	21,922
Azrieli Group	550	52,542
Bank Hapoalim BM (Reg.)	17,599	181,710
Bank Leumi le-Israel BM	21,854	235,133
Bezeq The Israel Telecommunication Corp. Ltd. (a)	29,650	49,011
Check Point Software Technologies Ltd. (a)	1,542	179,736
Clal Insurance Enterprises Holdings Ltd. (a)	946	24,282
Cognyte Software Ltd. (a)	907	14,213
Compugen Ltd. (a)(c)	1,166	5,014
CyberArk Software Ltd. (a)	598	103,621
Danel Adir Yeoshua Ltd.	86	19,474
Elbit Systems Ltd. (Israel)	356	61,720
Electra Israel Ltd.	28	19,436
Energix-Renewable Energies Ltd.	3,426	14,601
Enlight Renewable Energy Ltd. (a)	14,105	34,725
First International Bank of Israel	767	31,949
Formula Systems (1985) Ltd.	165	20,157
Gav-Yam Lands Corp. Ltd.	798	9,856
Global-e Online Ltd. (a)(c)	399	25,293
Harel Insurance Investments and Financial Services Ltd.	1,700	19,324
Icl Group Ltd.	10,031	96,827
InMode Ltd. (a)	721	50,888
Israel Corp. Ltd. (Class A) (a)	65	28,120
Israel Discount Bank Ltd. (Class A)	17,240	116,118
Kornit Digital Ltd. (a)	697	106,118
Melisron Ltd. (a)	351	32,741
Mivne Real Estate KD Ltd.	8,754	37,675
Mizrahi Tefahot Bank Ltd.	2,232	86,151
Nano Dimension Ltd. ADR (a)(c)	3,672	13,954
NICE Systems Ltd. (a)	938	287,137
Nova Ltd. (a)	413	59,606
Paz Oil Co. Ltd. (a)	133	16,543
Plus500 Ltd.	1,649	30,417
Radware Ltd. (a)	505	21,028
Reit 1 Ltd.	2,629	18,790
Shapir Engineering and Industry Ltd.	2,093	18,527
Shikun & Binui Ltd. (a)	3,340	21,411
Shufersal Ltd.	3,776	31,457
Strauss Group Ltd.	736	22,963
Teva Pharmaceutical Industries Ltd. sponsored ADR (a)	16,453	131,789
The Phoenix Holdings Ltd.	2,478	32,065
Tower Semiconductor Ltd. (a)	1,619	64,313
Wix.com Ltd. (a)	841	132,701

TOTAL ISRAEL		2,644,408

Italy - 1.2%
A2A SpA	23,471	45,736
Amplifon SpA	1,342	72,211
Assicurazioni Generali SpA	17,979	379,982
Atlantia SpA (a)	7,551	149,825
Azimut Holding SpA	1,660	46,407
Banco BPM SpA	22,693	67,945
Buzzi Unicem SpA	1,508	32,491
DiaSorin SpA	293	55,742
Enel SpA	114,978	919,374
Eni SpA	37,346	519,027
FinecoBank SpA	9,082	159,049
Hera SpA	11,797	49,033
Infrastrutture Wireless Italiane SpA (b)	5,191	62,946
Interpump Group SpA	1,211	88,707
Intesa Sanpaolo SpA	254,247	656,701
Italgas SpA	7,448	51,197
Leonardo SpA (a)	5,797	41,437
Mediobanca SpA	10,589	121,567
Moncler SpA	3,120	225,477
Nexi SpA (a)(b)	6,840	108,389
Pirelli & C. SpA (b)	6,075	42,133
Poste Italiane SpA (b)	6,830	89,475
Prada SpA	7,800	49,916
Prysmian SpA	4,021	151,255
Recordati SpA	1,521	97,670
Reply SpA	339	68,854
Snam Rete Gas SpA	30,706	184,948
Telecom Italia SpA	171,196	84,225
Telecom Italia SpA (Risparmio Shares)	74,551	35,391
Terna - Rete Elettrica Naziona	21,139	171,007
UniCredit SpA	33,457	514,279

TOTAL ITALY		5,342,396

Japan - 15.9%
ACOM Co. Ltd.	6,600	18,992
Activia Properties, Inc.	11	39,781
Advance Residence Investment Corp.	21	69,373
Advantest Corp.	3,000	284,274
Aeon (REIT) Investment Corp.	24	33,612
AEON Co. Ltd.	13,000	306,155
AGC, Inc.	3,400	162,271
Aica Kogyo Co. Ltd.	1,100	31,796
Ain Holdings, Inc.	500	24,907
Air Water, Inc.	3,400	52,494
Aisin Seiki Co. Ltd.	2,700	103,512
Ajinomoto Co., Inc.	8,100	246,246
Alfresa Holdings Corp.	3,000	39,981
Alps Electric Co. Ltd.	3,200	30,183
Amada Co. Ltd.	5,500	54,460
Ana Holdings, Inc. (a)	2,400	50,168
Anritsu Corp.	2,100	32,441
Aozora Bank Ltd.	1,800	39,402
As One Corp.	400	26,810
Asahi Group Holdings	7,500	291,707
ASAHI INTECC Co. Ltd.	3,500	75,185
Asahi Kasei Corp.	20,800	195,943
Asics Corp.	2,800	62,071
Astellas Pharma, Inc.	27,700	450,429
Azbil Corp.	1,900	86,551
Bandai Namco Holdings, Inc.	3,300	258,021
Bank of Kyoto Ltd.	1,100	50,969
BayCurrent Consulting, Inc.	200	77,371
Benefit One, Inc.	1,100	47,192
Bic Camera, Inc.	2,400	20,092
Bridgestone Corp.	9,000	386,394
Brother Industries Ltd.	3,800	73,040
Calbee, Inc.	1,800	41,765
Canon, Inc.	15,400	375,662
Capcom Co. Ltd.	2,400	56,500
Casio Computer Co. Ltd.	3,300	42,430
Central Japan Railway Co.	3,100	413,540
Chiba Bank Ltd.	11,200	64,164
Chubu Electric Power Co., Inc.	10,600	111,686
Chugai Pharmaceutical Co. Ltd.	9,500	309,662
Chugoku Electric Power Co., Inc.	4,600	37,230
Coca-Cola West Co. Ltd.	2,300	26,393
COMSYS Holdings Corp.	1,800	40,075
Concordia Financial Group Ltd.	18,100	65,772
Cosmos Pharmaceutical Corp.	300	44,154
CyberAgent, Inc.	6,000	99,835
Dai Nippon Printing Co. Ltd.	4,100	103,115
Dai-ichi Mutual Life Insurance Co.	16,600	335,593
Daicel Chemical Industries Ltd.	4,500	31,101
Daifuku Co. Ltd.	1,900	155,264
Daiichi Sankyo Kabushiki Kaisha	27,200	691,646
Daikin Industries Ltd.	4,400	996,685
Daio Paper Corp.	1,900	31,548
Daito Trust Construction Co. Ltd.	1,000	114,492
Daiwa House Industry Co. Ltd.	9,900	284,701
Daiwa House REIT Investment Corp.	31	93,919
Daiwa Office Investment Corp.	4	24,341
Daiwa Securities Group, Inc.	22,900	129,142
Daiwa Securities Living Invest	31	31,935
Denka Co. Ltd.	1,300	42,493
DENSO Corp.	7,700	637,862
Dentsu Group, Inc.	3,700	131,879
Dic Corp.	1,300	32,729
Disco Corp.	481	146,980
Dmg Mori Co. Ltd.	1,900	32,655
Dowa Holdings Co. Ltd.	900	37,829
East Japan Railway Co.	5,600	344,263
Ebara Corp.	1,300	72,216
Eisai Co. Ltd.	4,400	249,817
Electric Power Development Co. Ltd.	2,496	33,134
ENEOS Holdings, Inc.	47,500	177,686
Exeo Group, Inc.	1,700	35,824
Ezaki Glico Co. Ltd.	800	25,454
Fancl Corp.	1,200	35,782
FANUC Corp.	2,900	616,430
Fast Retailing Co. Ltd.	1,000	567,765
Food & Life Companies Ltd.	1,700	64,288
FP Corp.	800	27,262
Freee KK (a)	600	33,174
Frontier Real Estate Investment Corp.	7	30,244
Fuji Corp.	1,500	33,669
Fuji Electric Co. Ltd.	2,200	120,108
FUJIFILM Holdings Corp.	6,000	444,719
Fujitsu Ltd.	2,700	463,105
Fukuoka Financial Group, Inc.	2,900	49,691
Furukawa Electric Co. Ltd.	1,000	20,186
GLP J-REIT	67	115,851
GMO Internet, Inc.	900	21,242
GMO Payment Gateway, Inc.	700	87,325
GOLDWIN, Inc.	600	34,739
GS Yuasa Corp.	1,300	28,909
Hakuhodo DY Holdings, Inc.	4,500	74,954
Hamamatsu Photonics K.K.	2,200	140,381
Hankyu Hanshin Holdings, Inc.	3,600	102,182
Harmonic Drive Systems, Inc.	800	33,800
Haseko Corp.	3,400	42,149
Hikari Tsushin, Inc.	300	46,188
Hino Motors Ltd.	4,100	33,789
Hirose Electric Co. Ltd.	500	84,065
Hisamitsu Pharmaceutical Co., Inc.	1,300	44,923
Hitachi Construction Machinery Co. Ltd.	1,500	43,358
Hitachi Ltd.	14,400	779,901
Hitachi Metals Ltd. (a)	2,800	51,872
Honda Motor Co. Ltd.	25,500	725,494
Horiba Ltd.	600	35,260
Hoshizaki Corp.	900	67,678
House Foods Group, Inc.	1,100	27,741
Hoya Corp.	5,500	818,091
Hulic Co. Ltd.	7,500	71,199
Ibiden Co. Ltd.	2,000	118,926
Idemitsu Kosan Co. Ltd.	3,687	94,138
IHI Corp.	2,300	46,308
Iida Group Holdings Co. Ltd.	2,600	60,485
Industrial & Infrastructure Fund Investment Corp.	31	59,855
Infomart Corp.	2,900	23,597
INPEX Corp.	16,200	141,114
Invincible Investment Corp.	95	30,062
Isetan Mitsukoshi Holdings Ltd.	6,100	45,075
Isuzu Motors Ltd.	9,300	115,694
ITO EN Ltd.	1,000	52,508
Itochu Corp.	22,100	675,892
ITOCHU Techno-Solutions Corp.	1,500	48,248
Iwatani Corp.	800	40,337
Iyo Bank Ltd.	5,200	26,038
J. Front Retailing Co. Ltd.	4,100	37,318
Japan Airlines Co. Ltd. (a)	2,100	40,090
Japan Airport Terminal Co. Ltd. (a)	1,400	58,420
Japan Exchange Group, Inc.	8,000	175,120
Japan Hotel REIT Investment Corp.	69	33,711
Japan Logistics Fund, Inc.	14	43,389
Japan Post Holdings Co. Ltd.	18,000	140,332
Japan Post Insurance Co. Ltd.	3,100	49,857
Japan Prime Realty Investment Corp.	14	48,561
Japan Real Estate Investment Corp.	21	119,212
Japan Retail Fund Investment Corp.	103	88,736
Japan Steel Works Ltd.	1,100	36,912
Japan Tobacco, Inc.	16,300	329,129
JCR Pharmaceuticals Co. Ltd.	1,200	23,201
JFE Holdings, Inc.	8,700	110,953
JGC Corp.	4,000	33,417
JSR Corp.	3,200	121,707
JTEKT Corp.	3,800	33,200
Justsystems Corp.	500	23,385
K's Holdings Corp.	3,000	29,158
Kadokawa Corp.	1,600	41,687
Kagome Co. Ltd.	1,200	31,213
Kajima Corp.	7,300	83,833
Kakaku.com, Inc.	1,900	50,709
Kamigumi Co. Ltd.	1,700	32,188
Kaneka Corp.	1,000	32,818
Kansai Electric Power Co., Inc.	12,400	115,775
Kansai Paint Co. Ltd.	3,800	82,587
Kao Corp.	7,100	371,858
Kawasaki Heavy Industries Ltd.	2,500	45,162
KDDI Corp.	24,600	719,396
Keihan Electric Railway Co., Ltd.	1,700	39,105
Keikyu Corp.	4,000	39,990
Keio Corp.	1,800	79,336
Keisei Electric Railway Co.	2,600	70,295
Kenedix Office Investment Corp.	6	37,086
Kewpie Corp.	1,800	38,807
Keyence Corp.	2,900	1,822,238
Kikkoman Corp.	2,900	243,789
Kinden Corp.	1,900	28,542
Kintetsu Group Holdings Co. Ltd. (a)	2,900	81,053
Kirin Holdings Co. Ltd.	12,300	197,497
Kobayashi Pharmaceutical Co. Ltd.	900	70,729
Kobe Bussan Co. Ltd.	1,900	73,585
Koei Tecmo Holdings Co. Ltd.	950	37,371
Koito Manufacturing Co. Ltd.	1,900	100,591
Komatsu Ltd.	14,500	339,097
Konami Holdings Corp.	1,500	71,981
Konica Minolta, Inc.	7,700	35,076
Kose Corp.	500	56,724
Kubota Corp.	17,100	379,595
Kuraray Co. Ltd.	5,000	43,423
Kurita Water Industries Ltd.	1,600	75,945
Kyocera Corp.	5,200	324,893
Kyowa Hakko Kirin Co., Ltd.	3,800	103,564
Kyushu Electric Power Co., Inc.	7,200	53,642
Kyushu Railway Co.	2,400	49,907
LaSalle Logiport REIT	27	47,555
Lasertec Corp.	1,100	337,468
Lawson, Inc.	700	33,165
Lion Corp.	4,400	58,792
LIXIL Group Corp.	4,300	114,574
M3, Inc.	6,400	322,309
Mabuchi Motor Co. Ltd.	800	26,428
Makita Corp.	4,200	178,289
Mani, Inc.	1,300	18,026
Marubeni Corp.	25,800	251,092
Marui Group Co. Ltd.	3,399	63,973
Matsumotokiyoshi Holdings Co. Ltd.	1,400	51,847
Mazda Motor Corp. (a)	9,000	69,243
McDonald's Holdings Co. (Japan) Ltd.	1,100	48,674
Mebuki Financial Group, Inc.	16,700	34,408
Medipal Holdings Corp.	3,000	56,203
Meiji Holdings Co. Ltd.	2,200	131,201
Menicon Co. Ltd.	1,000	29,558
Mercari, Inc. (a)	1,700	86,603
Minebea Mitsumi, Inc.	6,100	173,142
Misumi Group, Inc.	4,200	172,338
Mitsubishi Chemical Holdings Corp.	20,800	154,061
Mitsubishi Corp.	22,100	701,636
Mitsubishi Electric Corp.	31,900	404,470
Mitsubishi Estate Co. Ltd.	20,600	285,773
Mitsubishi Gas Chemical Co., Inc.	3,100	52,498
Mitsubishi Heavy Industries Ltd.	5,000	115,579
Mitsubishi Logistics Corp.	1,100	27,588
Mitsubishi Materials Corp.	2,000	34,339
Mitsubishi UFJ Financial Group, Inc.	191,700	1,043,285
Mitsubishi UFJ Lease & Finance Co. Ltd.	12,000	59,358
Mitsui & Co. Ltd.	24,400	577,705
Mitsui Chemicals, Inc.	3,000	80,588
Mitsui Fudosan Co. Ltd.	14,300	283,253
Mitsui Fudosan Logistics Park, Inc.	8	44,858
Mitsui Mining & Smelting Co. Ltd.	800	21,803
Mitsui OSK Lines Ltd.	1,800	133,635
Miura Co. Ltd.	1,700	58,524
Mizuho Financial Group, Inc.	37,730	479,866
MonotaRO Co. Ltd.	3,600	64,877
Mori Hills REIT Investment Corp.	25	33,926
Morinaga & Co. Ltd.	700	22,881
Morinaga Milk Industry Co. Ltd.	700	33,226
MS&AD Insurance Group Holdings, Inc.	6,900	212,884
Murata Manufacturing Co. Ltd.	9,500	757,743
Nabtesco Corp.	1,800	53,282
Nagoya Railroad Co. Ltd. (a)	3,000	45,640
Nankai Electric Railway Co. Ltd.	1,700	32,144
NEC Corp.	4,100	189,264
Net One Systems Co. Ltd.	1,300	35,034
Nexon Co. Ltd.	6,900	133,405
NGK Insulators Ltd.	4,100	69,290
NGK Spark Plug Co. Ltd.	2,600	45,273
NH Foods Ltd.	1,490	53,626
Nichirei Corp.	2,000	46,301
Nidec Corp.	8,200	970,014
Nifco, Inc.	1,300	40,798
Nihon Kohden Corp.	1,400	38,399
Nihon M&A Center Holdings, Inc.	4,400	107,906
Nihon Unisys Ltd.	1,200	33,696
Nikon Corp.	5,300	57,133
Nintendo Co. Ltd.	1,800	842,143
Nippon Accommodations Fund, Inc.	8	46,110
Nippon Building Fund, Inc.	25	145,614
Nippon Electric Glass Co. Ltd.	1,300	33,328
Nippon Express Co. Ltd. (d)	1,300	77,019
Nippon Gas Co. Ltd.	1,600	21,212
Nippon Paint Holdings Co. Ltd.	21,500	234,382
Nippon Sanso Holdings Corp.	3,100	67,724
Nippon Shinyaku Co. Ltd.	900	62,671
Nippon Shokubai Co. Ltd.	500	23,124
Nippon Steel & Sumitomo Metal Corp.	14,100	230,260
Nippon Telegraph & Telephone Corp.	19,100	522,352
Nippon Yusen KK	2,500	190,385
Nishi-Nippon Railroad Co. Ltd.	1,100	24,949
Nissan Chemical Corp.	2,200	127,758
Nissan Motor Co. Ltd. (a)	35,800	172,432
Nisshin Seifun Group, Inc.	3,900	56,213
Nissin Food Holdings Co. Ltd.	1,300	94,819
Nitori Holdings Co. Ltd.	1,300	194,443
Nitto Denko Corp.	2,200	170,025
NOF Corp.	1,300	65,661
Nomura Holdings, Inc.	45,700	199,053
Nomura Real Estate Holdings, Inc.	1,800	41,421
Nomura Real Estate Master Fund, Inc.	69	97,055
Nomura Research Institute Ltd.	6,400	274,572
NSK Ltd.	7,400	47,476
NTT Data Corp.	9,500	203,660
Obayashi Corp.	10,600	82,013
OBIC Co. Ltd.	1,000	187,777
Odakyu Electric Railway Co. Ltd.	5,200	96,559
Oji Holdings Corp.	15,100	73,117
Olympus Corp.	19,300	444,539
OMRON Corp.	3,000	298,879
Ono Pharmaceutical Co. Ltd.	7,500	186,212
Open House Co. Ltd.	1,100	57,568
Oracle Corp. Japan	500	37,990
Oriental Land Co. Ltd.	3,400	573,268
ORIX Corp.	18,000	367,339
ORIX JREIT, Inc.	41	64,086
Osaka Gas Co. Ltd.	6,200	102,462
Otsuka Corp.	1,800	85,908
Otsuka Holdings Co. Ltd.	8,300	300,815
Pan Pacific International Holdings Ltd.	7,900	108,892
Panasonic Corp.	34,600	380,351
Park24 Co. Ltd. (a)	1,800	24,661
Penta-Ocean Construction Co. Ltd.	4,400	24,863
PeptiDream, Inc. (a)	1,600	35,399
Persol Holdings Co. Ltd.	2,800	81,301
Pigeon Corp.	1,900	36,305
Rakuten Group, Inc.	13,700	137,441
Recruit Holdings Co. Ltd.	25,200	1,533,564
Relo Group, Inc.	1,800	32,532
Renesas Electronics Corp. (a)	20,600	254,836
Rengo Co. Ltd.	3,500	26,471
Resona Holdings, Inc.	36,100	140,408
Ricoh Co. Ltd.	11,200	104,279
Rinnai Corp.	600	54,142
ROHM Co. Ltd.	1,300	118,326
Rohto Pharmaceutical Co. Ltd.	1,700	51,356
Ryohin Keikaku Co. Ltd.	3,900	59,468
Sankyu, Inc.	900	37,321
Santen Pharmaceutical Co. Ltd.	6,000	73,390
Sanwa Holdings Corp.	3,500	37,334
Sawai Group Holdings Co. Ltd.	700	26,745
SBI Holdings, Inc. Japan	3,600	98,114
Screen Holdings Co. Ltd.	700	75,276
SCSK Corp.	2,300	45,768
Secom Co. Ltd.	3,200	222,161
Sega Sammy Holdings, Inc.	2,700	42,414
Seibu Holdings, Inc. (a)	4,000	37,416
Seiko Epson Corp.	4,600	82,818
Seino Holdings Co. Ltd.	2,300	23,294
Sekisui Chemical Co. Ltd.	6,600	110,277
Sekisui House (REIT), Inc.	65	48,427
Sekisui House Ltd.	9,600	206,054
Seven & i Holdings Co. Ltd.	11,800	518,654
SG Holdings Co. Ltd.	7,500	175,585
Sharp Corp.	3,200	36,749
Shimadzu Corp.	4,100	173,046
Shimamura Co. Ltd.	400	33,591
SHIMANO, Inc.	1,300	346,501
SHIMIZU Corp.	10,400	64,463
Shin-Etsu Chemical Co. Ltd.	5,900	1,021,716
Shinsei Bank Ltd.	1,900	30,937
Shionogi & Co. Ltd.	4,200	296,662
Ship Healthcare Holdings, Inc.	1,300	30,288
Shiseido Co. Ltd.	6,000	334,556
Shizuoka Bank Ltd.	8,589	61,377
SHO-BOND Holdings Co. Ltd.	700	31,461
Shochiku Co. Ltd. (a)	200	20,882
Showa Denko K.K.	2,700	56,685
Skylark Co. Ltd. (a)	3,500	45,975
SMC Corp.	880	593,577
SMS Co., Ltd.	1,100	43,319
SoftBank Corp.	41,100	519,690
SoftBank Group Corp.	18,700	896,481
Sohgo Security Services Co., Ltd.	1,300	51,647
Sojitz Corp.	3,280	49,273
Sompo Holdings, Inc.	5,300	223,878
Sony Group Corp.	18,700	2,361,403
Sotetsu Holdings, Inc.	1,500	27,462
Square Enix Holdings Co. Ltd.	1,300	66,678
Stanley Electric Co. Ltd.	2,200	55,062
Subaru Corp.	9,100	162,729
Sugi Holdings Co. Ltd.	600	36,356
Sumco Corp.	3,900	79,641
Sumitomo Chemical Co. Ltd.	24,700	116,382
Sumitomo Corp.	18,500	273,487
Sumitomo Dainippon Pharma Co., Ltd.	2,900	33,404
Sumitomo Electric Industries Ltd.	11,800	153,822
Sumitomo Forestry Co. Ltd.	2,900	56,119
Sumitomo Heavy Industries Ltd.	1,900	46,067
Sumitomo Metal Mining Co. Ltd.	4,100	155,047
Sumitomo Mitsui Financial Group, Inc.	20,400	696,605
Sumitomo Mitsui Trust Holdings, Inc.	5,600	187,255
Sumitomo Realty & Development Co. Ltd.	7,100	208,809
Sundrug Co. Ltd.	1,100	28,736
Suntory Beverage & Food Ltd.	1,900	68,713
Suzuken Co. Ltd.	1,100	31,748
Suzuki Motor Corp.	7,300	281,072
Sysmex Corp.	2,500	337,955
T&D Holdings, Inc.	8,800	112,611
Taiheiyo Cement Corp.	1,900	37,544
Taisei Corp.	3,100	94,188
Taisho Pharmaceutical Holdings Co. Ltd.	900	41,389
Taiyo Yuden Co. Ltd.	1,900	109,345
Takara Holdings, Inc.	3,100	32,905
Takeda Pharmaceutical Co. Ltd.	23,538	642,783
TDK Corp.	5,784	225,769
TechnoPro Holdings, Inc.	1,600	48,544
Teijin Ltd.	2,800	34,443
Terumo Corp.	11,270	476,156
THK Co. Ltd.	1,900	45,803
TIS, Inc.	3,400	101,234
Tobu Railway Co. Ltd.	3,100	70,662
Toda Corp.	3,600	22,784
Toho Co. Ltd.	2,100	89,911
Toho Gas Co. Ltd.	1,500	38,194
Tohoku Electric Power Co., Inc.	7,630	54,126
Tokai Carbon Co. Ltd.	3,300	34,655
Tokio Marine Holdings, Inc.	10,400	577,908
Tokyo Century Corp.	700	33,956
Tokyo Electric Power Co., Inc. (a)	11,400	29,434
Tokyo Electron Ltd.	2,300	1,325,254
Tokyo Gas Co. Ltd.	6,000	107,555
Tokyo Ohka Kogyo Co. Ltd.	600	35,469
Tokyo Seimitsu Co. Ltd.	600	26,602
Tokyo Tatemono Co. Ltd.	3,100	45,275
Tokyu Corp.	8,300	110,253
Tokyu Fudosan Holdings Corp.	8,900	49,750
Toppan, Inc.	5,200	97,463
Toray Industries, Inc.	23,900	141,659
Toshiba Corp.	6,700	275,502
Tosoh Corp.	4,800	71,188
Toto Ltd.	2,400	110,371
Toyo Suisan Kaisha Ltd.	1,500	63,570
Toyo Tire Corp.	1,700	26,513
Toyoda Gosei Co. Ltd.	1,200	26,101
Toyota Industries Corp.	3,000	239,677
Toyota Motor Corp.	191,400	3,537,568
Toyota Tsusho Corp.	3,500	161,262
Trend Micro, Inc.	2,100	116,657
Tsumura & Co.	1,000	28,471
Tsuruha Holdings, Inc.	600	57,585
Ube Industries Ltd.	1,500	26,054
Ulvac, Inc.	700	43,815
Unicharm Corp.	6,600	287,147
United Urban Investment Corp.	47	55,241
USS Co. Ltd.	3,300	51,524
Welcia Holdings Co. Ltd.	1,500	46,814
West Japan Railway Co.	3,600	150,535
Workman Co. Ltd.	400	19,125
Yakult Honsha Co. Ltd.	2,400	125,185
Yamada Holdings Co. Ltd.	10,500	35,873
Yamaha Corp.	2,400	118,300
Yamaha Motor Co. Ltd.	4,600	110,331
Yamato Holdings Co. Ltd.	5,200	122,191
Yamazaki Baking Co. Ltd.	2,700	35,865
Yaskawa Electric Corp.	4,000	196,123
Yokogawa Electric Corp.	3,600	64,908
Yokohama Rubber Co. Ltd.	2,100	33,646
Z Holdings Corp.	38,700	224,536
Zenkoku Hosho Co. Ltd.	800	34,843
Zensho Holdings Co. Ltd.	1,300	30,559
Zeon Corp.	2,800	32,301
ZOZO, Inc.	1,700	53,056

TOTAL JAPAN		69,911,532

Korea (South) - 3.6%
Alteogen, Inc.	453	28,845
AMOREPACIFIC Corp.	451	63,353
AMOREPACIFIC Group, Inc.	464	17,310
BGF Retail Co. Ltd.	125	15,298
Binex Co. Ltd. (a)	397	5,076
BNK Financial Group, Inc.	4,132	29,195
Bukwang Pharmaceutical Co. Ltd.	770	8,355
Cellivery Therapeutics, Inc.	170	6,249
Celltrion Healthcare Co. Ltd. (a)	1,338	90,262
Celltrion Pharm, Inc. (a)	268	28,043
Celltrion, Inc. (a)	1,533	255,317
CHA Biotech Co. Ltd. (a)	750	12,586
Cheil Worldwide, Inc.	1,114	21,411
Chong Kun Dang Pharmaceutical Corp.	131	12,231
Chunbo Co. Ltd.	64	18,766
CJ CheilJedang Corp.	119	38,787
CJ Corp.	234	16,416
CJ ENM Co. Ltd.	166	19,381
CJ Logistics Corp. (a)	130	13,778
Com2uS Corp.	136	18,097
Cosmax, Inc. (a)	133	9,778
Coway Co. Ltd.	824	51,567
CS Wind Corp.	362	20,005
Daewoo Engineering & Construction Co. Ltd. (a)	2,547	12,362
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	580	11,245
Daewoong Co. Ltd.	304	7,940
DB HiTek Co. Ltd.	538	32,900
Db Insurance Co. Ltd.	731	33,204
DGB Financial Group Co. Ltd.	2,549	20,112
DL E&C Co. Ltd. (a)	214	21,421
DL Holdings Co. Ltd.	178	9,118
Dong Suh Companies, Inc.	667	17,392
Dongjin Semichem Co. Ltd.	575	24,667
DongKook Pharmaceutical Co. Ltd.	387	7,096
Doosan Bobcat, Inc. (a)	769	26,359
Doosan Fuel Cell Co. Ltd. (a)	609	24,588
Doosan Heavy Industries & Construction Co. Ltd. (a)	3,927	67,385
Doosan Heavy Industries & Construction Co. Ltd. rights 2/11/22 (a)	499	1,847
Douzone Bizon Co. Ltd.	269	16,518
E-Mart, Inc.	303	38,485
Ecopro BM Co. Ltd.	163	68,663
Ecopro Co. Ltd.	245	24,215
Ecopro HN Co. Ltd.	211	13,702
EO Technics Co. Ltd.	128	12,866
F&F Co. Ltd. (a)	52	41,334
F&F Holdings Co. Ltd.	66	1,849
Fila Holdings Corp.	664	20,023
GemVax & Kael Co. Ltd. (a)	423	6,227
Genexine Co. Ltd. (a)	335	16,428
Green Cross Corp.	80	14,670
Green Cross Holdings Corp.	531	12,127
GS Engineering & Construction Corp.	1,198	39,905
GS Holdings Corp.	1,379	45,354
GS Retail Co. Ltd.	587	15,010
Hana Financial Group, Inc.	4,494	158,954
HanAll BioPharma Co. Ltd. (a)	454	8,039
Hanjin Kal Corp. (a)	347	17,921
Hankook Tire Co. Ltd.	1,205	40,239
Hanmi Pharm Co. Ltd.	89	20,662
Hanmi Science Co. Ltd.	539	24,573
Hanon Systems	2,464	27,876
Hansol Chemical Co. Ltd.	150	38,546
Hanssem Co. Ltd.	151	11,761
Hanwha Aerospace Co. Ltd.	459	18,532
Hanwha Corp.	751	19,835
Hanwha Life Insurance Co. Ltd.	3,632	8,967
Hanwha Solutions Corp. (a)	1,805	53,899
HDC Hyundai Development Co.	469	9,034
Helixmith Co., Ltd. (a)	455	8,688
Hite Jinro Co. Ltd.	504	12,782
HLB Life Science Co. Ltd.	1,292	13,530
HLB, Inc.	1,450	42,444
HMM Co. Ltd. (a)	4,431	100,260
Hotel Shilla Co.	486	31,886
HUGEL, Inc. (a)	106	13,686
HYBE Co. Ltd. (a)	271	79,555
Hyosung Corp.	108	8,603
Hyosung TNC Co. Ltd.	34	14,900
Hyundai Bioscience Co. Ltd. (a)	413	8,772
Hyundai Department Store Co. Ltd.	237	14,971
Hyundai Doosan Infracore Co. Lt (a)	2,208	13,149
Hyundai Elevator Co. Ltd.	363	12,580
Hyundai Engineering & Construction Co. Ltd.	1,095	40,941
Hyundai Fire & Marine Insurance Co. Ltd.	872	16,833
Hyundai Glovis Co. Ltd.	333	47,057
Hyundai Heavy Industries Holdi	798	36,045
Hyundai Mipo Dockyard Co. Ltd. (a)	333	19,607
Hyundai Mobis	991	212,146
Hyundai Motor Co.	2,098	368,829
Hyundai Rotem Co. Ltd. (a)	1,015	17,758
Hyundai Steel Co.	1,278	44,075
Hyundai Wia Corp.	232	15,592
Il-Yang Pharmaceutical Co. Ltd.	239	5,639
Iljin Materials Co. Ltd.	326	37,019
Industrial Bank of Korea	4,182	36,232
IS Dongseo Co. Ltd.	240	8,933
JB Financial Group Co. Ltd.	1,981	13,914
JYP Entertainment Corp.	444	18,935
Kakao Corp.	4,629	438,039
Kakao Games Corp. (a)	638	48,835
Kangwon Land, Inc. (a)	1,737	35,139
KB Financial Group, Inc.	5,834	269,767
Kia Corp.	3,969	274,426
Kiwoom Securities Co. Ltd.	251	22,591
KMW Co. Ltd. (a)	395	13,672
Koh Young Technology, Inc.	740	14,752
Kolon Industries, Inc.	239	14,253
Korea Aerospace Industries Ltd.	1,114	30,407
Korea Electric Power Corp.	3,784	70,342
Korea Gas Corp. (a)	415	13,649
Korea Investment Holdings Co. Ltd.	628	42,629
Korea Petro Chemical Industries Co. Ltd.	62	9,544
Korea Shipbuilding & Offshore Engineering Co. Ltd. (a)	661	52,598
Korea Zinc Co. Ltd.	185	79,518
Korean Air Lines Co. Ltd. (a)	2,600	64,188
KT&G Corp.	1,684	111,903
Kumho Petro Chemical Co. Ltd.	267	37,281
L&F Co. Ltd.	338	63,230
Leeno Industrial, Inc.	121	20,183
LegoChem Biosciences, Inc. (a)	330	15,489
LG Chemical Ltd.	684	353,838
LG Corp.	1,751	119,154
LG Display Co. Ltd. (a)	3,370	69,476
LG Electronics, Inc.	1,508	175,046
LG Household & Health Care Ltd.	129	119,034
LG Innotek Co. Ltd.	212	64,910
LG Uplus Corp.	3,254	37,225
Lotte Chemical Corp.	220	40,156
Lotte Confectionery Co. Ltd.	532	13,380
Lotte Fine Chemical Co. Ltd.	266	16,781
Lotte Shopping Co. Ltd.	170	12,469
LS Corp.	397	18,066
LS Electric Co. Ltd.	229	10,748
LX Holdings Corp. (a)	810	6,813
LX International Corp.	381	8,477
Mando Corp. (a)	516	27,518
Mcnex Co. Ltd.	185	8,948
MedPacto, Inc. (a)	237	11,682
Meritz Fire & Marine Insurance Co. Ltd.	810	22,859
Meritz Securities Co. Ltd.	4,400	19,060
Mezzion Pharma Co. Ltd. (a)	120	21,914
Mirae Asset Securities Co. Ltd.	3,971	28,893
NAVER Corp.	2,199	700,106
NCSOFT Corp.	235	127,102
NEPES Corp. Ltd. (a)	294	9,484
Netmarble Corp. (b)	396	41,637
NH Investment & Securities Co. Ltd.	2,150	22,606
NHN Corp. (a)	286	10,826
NHN KCP Corp. (a)	302	7,710
NongShim Co. Ltd.	59	15,806
Oci Co. Ltd. (a)	288	25,194
Orion Corp./Republic of Korea	384	33,431
Oscotec, Inc. (a)	330	10,159
Ottogi Corp.	33	12,658
Pan Ocean Co., Ltd. (Korea)	3,319	15,103
Paradise Co. Ltd. (a)	600	7,545
Pearl Abyss Corp. (a)	571	66,425
Pharmicell Co. Ltd. (a)	716	7,860
POSCO	1,127	260,219
POSCO Chemtech Co. Ltd.	456	55,233
Posco International Corp.	597	11,274
S-Oil Corp.	619	44,622
S1 Corp.	260	16,162
Sam Chun Dang Pharm Co. Ltd. (a)	189	6,892
Samsung Biologics Co. Ltd. (a)(b)	246	186,851
Samsung C&T Corp.	1,351	135,231
Samsung Electro-Mechanics Co. Ltd.	843	140,045
Samsung Electronics Co. Ltd.	76,559	5,042,326
Samsung Engineering Co. Ltd. (a)	2,434	46,884
Samsung Fire & Marine Insurance Co. Ltd.	481	81,728
Samsung Heavy Industries Co. Ltd.(a)	12,553	59,869
Samsung Life Insurance Co. Ltd.	1,411	76,078
Samsung SDI Co. Ltd.	789	434,702
Samsung SDS Co. Ltd.	595	78,326
Samsung Securities Co. Ltd.	982	37,088
Seegene, Inc.	664	34,070
Seoul Semiconductor Co. Ltd.	592	7,669
Shin Poong Pharmaceutical Co.	542	14,566
Shinhan Financial Group Co. Ltd.	7,727	238,737
Shinsegae Co. Ltd.	93	19,870
SillaJen, Inc. (a)(d)	371	3,776
SK Biopharmaceuticals Co. Ltd. (a)	435	35,565
SK Chemicals Co. Ltd.	188	23,562
SK Hynix, Inc.	8,004	881,965
SK Innovation Co., Ltd. (a)	771	154,673
SK, Inc.	510	107,675
SKC Co. Ltd.	292	42,860
Solus Advanced Materials Co. Lt	194	14,572
Soulbrain Co. Ltd.	65	15,227
ST Pharm Co. Ltd. (a)	173	20,256
Studio Dragon Corp. (a)	183	14,008
Vaxcell-Bio Therapeutics Co. Ltd.	147	5,366
WONIK IPS Co. Ltd.	465	16,545
Woori Financial Group, Inc.	8,441	90,172
Yuhan Corp.	828	43,251
Zinus, Inc.	121	7,847

TOTAL KOREA (SOUTH)		15,847,613

Kuwait - 0.2%
Agility Public Warehousing Co. KSC	19,833	61,988
Boubyan Bank KSC	13,432	35,096
Gulf Bank	25,689	23,705
Kuwait Finance House KSCP	71,756	197,457
Mabanee Co. SAKC	7,891	20,696
Mobile Telecommunication Co.	31,228	61,454
National Bank of Kuwait	108,138	356,585

TOTAL KUWAIT		756,981

Luxembourg - 0.4%
ArcelorMittal SA (Netherlands)	9,956	319,375
Aroundtown SA	14,572	87,904
B&M European Value Retail SA	12,871	110,866
Eurofins Scientific SA	1,900	235,394
Globant SA (a)	616	193,479
InPost SA	3,057	36,711
Millicom International Cellular SA (depository receipt) (a)	1,515	43,066
SES SA (France) (depositary receipt)	5,724	45,362
Spotify Technology SA (a)	2,046	478,825
Subsea 7 SA	3,517	25,159
Tenaris SA	6,870	71,702

TOTAL LUXEMBOURG		1,647,843

Malaysia - 0.5%
AMMB Holdings Bhd (a)	33,300	25,326
Axiata Group Bhd	70,299	70,183
Bursa Malaysia Bhd	8,700	13,677
CIMB Group Holdings Bhd	103,116	134,883
Dialog Group Bhd	65,000	40,865
DiGi.com Bhd	51,400	53,805
Gamuda Bhd (a)	39,300	27,220
Genting Bhd	32,800	36,740
Genting Malaysia Bhd	46,000	31,777
Hartalega Holdings Bhd	24,100	32,982
Hong Leong Bank Bhd	11,700	52,268
IHH Healthcare Bhd	47,400	83,582
IJM Corp. Bhd	41,000	14,953
Inari Amertron Bhd	44,100	42,245
IOI Corp. Bhd	48,300	43,214
Kossan Rubber Industries Bhd	19,200	8,844
Kuala Lumpur Kepong Bhd	8,644	44,965
Malayan Banking Bhd	100,690	200,562
Malaysia Airports Holdings Bhd (a)	16,100	23,108
Malaysian Pacific Industries Bhd	1,300	15,371
Maxis Bhd	36,200	42,135
MISC Bhd	19,600	33,137
MR DIY Group M Sdn Bhd (b)	22,200	19,240
My E.G.Services Bhd	71,318	18,282
Nestle (Malaysia) Bhd	900	28,986
Pentamaster Corp. Bhd	7,300	9,693
Petronas Chemicals Group Bhd	35,100	75,154
Petronas Dagangan Bhd	5,700	28,166
Petronas Gas Bhd	14,300	61,760
PPB Group Bhd	10,700	43,948
Press Metal Bhd	54,100	75,036
Public Bank Bhd	226,800	226,361
QL Resources Bhd	15,650	17,173
RHB Bank Bhd	30,475	39,252
Scientex Bhd	11,000	12,643
Sime Darby Bhd	36,300	20,230
Sime Darby Plantation Bhd	39,076	35,251
Supermax Corp. Bhd	24,696	8,713
Telekom Malaysia Bhd	24,900	32,848
Tenaga Nasional Bhd	41,100	92,129
TIME dotCom Bhd	17,700	19,446
Top Glove Corp. Bhd	73,800	45,879
V.S. Industry Bhd	47,200	15,492
V.S. Industry Bhd warrants 6/14/24 (a)	7,320	778
Westports Holdings Bhd	13,900	13,445

TOTAL MALAYSIA		2,011,747

Malta - 0.0%
Kindred Group PLC (depositary receipt)	3,461	41,005
Marshall Islands - 0.0%
Star Bulk Carriers Corp.	1,014	22,987
Mexico - 0.5%
Alfa SA de CV Series A	16,500	12,104
America Movil S.A.B. de CV Series L	347,200	367,794
Arca Continental S.A.B. de CV	6,700	42,709
CEMEX S.A.B. de CV unit (a)	223,200	152,503
Coca-Cola FEMSA S.A.B. de CV unit	8,250	45,006
Controladora Vuela Compania de Aviacion S.A.B. de CV (a)	12,053	21,627
Fibra Uno Administracion SA de CV	46,100	48,722
Fomento Economico Mexicano S.A.B. de CV unit	27,500	213,978
Gruma S.A.B. de CV Series B	2,970	38,079
Grupo Aeroportuario del Pacifico S.A.B. de CV Series B	5,200	71,658
Grupo Aeroportuario del Sureste S.A.B. de CV Series B	3,035	62,664
Grupo Aeroportuario Norte S.A.B. de CV	4,000	26,863
Grupo Bimbo S.A.B. de CV Series A	21,700	66,736
Grupo Elektra SA de CV	890	67,402
Grupo Financiero Banorte S.A.B. de CV Series O	36,700	238,423
Grupo Financiero Inbursa S.A.B. de CV Series O (a)	31,300	37,483
Grupo Mexico SA de CV Series B	46,300	201,906
Grupo Televisa SA de CV	37,300	70,226
Industrias Penoles SA de CV (a)	1,795	20,651
Kimberly-Clark de Mexico SA de CV Series A	22,600	34,228
Orbia Advance Corp. S.A.B. de CV	15,800	40,334
Promotora y Operadora de Infraestructura S.A.B. de CV	3,105	24,263
Wal-Mart de Mexico SA de CV Series V	75,800	281,684

TOTAL MEXICO		2,187,043

Multi-National - 0.0%
HKT Trust/HKT Ltd. unit	53,000	71,233
Netherlands - 3.7%
Adyen BV (a)(b)	453	1,189,126
Airbus Group NV (a)	9,116	1,166,336
Akzo Nobel NV	2,791	306,633
ASM International NV (Netherlands)	566	249,842
ASML Holding NV (Netherlands)	6,231	4,991,161
CNH Industrial NV	14,747	285,122
Davide Campari Milano NV	7,970	116,300
Euronext NV (b)	1,466	152,411
EXOR NV	1,694	151,643
Ferrari NV	1,895	487,785
Heineken Holding NV	1,517	139,875
Heineken NV (Bearer)	3,505	394,452
IMCD NV	845	186,748
ING Groep NV (Certificaten Van Aandelen)	57,969	805,944
Just Eat Takeaway.com NV (a)(b)	2,244	121,919
Koninklijke Ahold Delhaize NV	15,551	533,654
Koninklijke DSM NV	2,597	584,861
Koninklijke KPN NV	52,696	163,391
Koninklijke Philips Electronics NV	13,642	504,913
NN Group NV	4,750	256,881
Prosus NV	12,951	1,072,667
QIAGEN NV (Germany) (a)	3,443	190,916
Randstad NV	1,883	128,453
RHI Magnesita NV	563	25,134
Stellantis NV (Italy)	32,971	622,446
STMicroelectronics NV (Italy)	9,675	477,353
Unibail-Rodamco SE & WFD Unibail-Rodamco NV unit (a)	1,745	122,114
Universal Music Group NV	12,013	339,500
Wolters Kluwer NV	3,967	466,920
Yandex NV Series A (a)	4,774	288,827

TOTAL NETHERLANDS		16,523,327

New Zealand - 0.2%
Auckland International Airport Ltd. (a)	17,721	93,456
Chorus Ltd.	6,272	30,800
Contact Energy Ltd.	11,626	64,497
Fisher & Paykel Healthcare Corp.	8,649	194,060
Fletcher Building Ltd.	12,216	61,328
Goodman Property Trust	15,274	26,990
Infratil Ltd.	10,730	58,792
Mercury Nz Ltd.	9,542	39,996
Meridian Energy Ltd.	17,933	59,569
Ryman Healthcare Group Ltd.	6,291	52,782
Spark New Zealand Ltd.	27,380	84,762
Summerset Group Holdings Ltd.	3,518	32,962
The a2 Milk Co. Ltd. (a)	11,229	45,606
Xero Ltd. (a)	1,920	197,577

TOTAL NEW ZEALAND		1,043,177

Norway - 0.5%
Adevinta ASA Class B (a)	4,041	53,681
Aker ASA (A Shares)	330	30,775
Aker BP ASA	1,585	48,737
Borregaard ASA	1,536	38,653
DNB Bank ASA	13,279	303,740
Entra ASA (b)	2,600	58,480
Equinor ASA	15,935	421,948
Gjensidige Forsikring ASA	2,799	67,906
Kahoot! A/S (a)	4,827	25,254
Kongsberg Gruppen ASA	1,355	43,908
Leroy Seafood Group ASA	4,342	33,932
LINK Mobility Group Holding ASA (a)	4,590	9,978
Mowi ASA	6,714	158,899
NEL ASA (a)(c)	10,596	18,113
Nordic VLSI ASA (a)	2,623	87,967
Norsk Hydro ASA	20,213	159,048
Orkla ASA	11,203	112,294
Pexip Holding ASA (a)	1,555	7,217
Salmar ASA	847	58,417
Scatec Solar AS (b)	1,874	32,355
Schibsted ASA:
(A Shares)	1,209	46,613
(B Shares)	1,419	47,664
Sparebank 1 Sr Bank ASA (primary capital certificate)	2,785	42,055
Sparebanken Midt-Norge	1,831	30,905
Storebrand ASA (A Shares)	6,999	70,137
Telenor ASA	9,625	151,296
TGS ASA	1,938	18,536
Tomra Systems ASA	1,711	122,351
Yara International ASA	2,375	119,743

TOTAL NORWAY		2,420,602

Pakistan - 0.0%
Habib Bank Ltd.	9,151	6,046
Hub Power Co. Ltd.	13,237	5,350
Lucky Cement Ltd. (a)	1,740	6,697
Pakistan Petroleum Ltd.	6,863	3,073
Pakistan State Oil Co. Ltd.	2,942	3,032
TRG Pakistan Ltd.	5,000	3,340
United Bank Ltd.	7,768	6,011

TOTAL PAKISTAN		33,549

Peru - 0.0%
Compania de Minas Buenaventura SA sponsored ADR (a)	3,693	27,033
Philippines - 0.2%
Ayala Corp.	3,600	58,659
Ayala Land, Inc.	85,000	61,167
Bank of the Philippine Islands (BPI)	26,200	47,340
BDO Unibank, Inc.	25,460	60,255
Globe Telecom, Inc.	435	28,335
International Container Terminal Services, Inc.	11,950	46,863
JG Summit Holdings, Inc.	43,851	45,571
Jollibee Food Corp.	6,480	27,496
Manila Electric Co.	4,130	23,905
Megaworld Corp.	156,000	9,635
Metro Pacific Investments Corp.	199,000	15,218
Metropolitan Bank & Trust Co.	26,026	28,424
PLDT, Inc.	1,315	46,721
SM Investments Corp.	7,280	134,609
SM Prime Holdings, Inc.	169,800	112,867
Universal Robina Corp.	13,400	33,631

TOTAL PHILIPPINES		780,696

Poland - 0.2%
Allegro.eu SA (a)(b)	5,667	54,554
Bank Polska Kasa Opieki SA	2,592	78,236
CCC SA (a)	528	13,787
CD Projekt RED SA	1,060	50,416
Cyfrowy Polsat SA	4,169	35,742
Dino Polska SA (a)(b)	710	64,553
Grupa Lotos SA (a)	1,212	18,319
KGHM Polska Miedz SA (Bearer)	2,023	70,221
LPP SA	16	68,015
Orange Polska SA (a)	10,061	21,016
PGE Polska Grupa Energetyczna SA (a)	12,351	24,646
Polish Oil & Gas Co. SA	24,652	38,553
Polski Koncern Naftowy Orlen SA	4,330	79,810
Powszechna Kasa Oszczednosci Bank SA (a)	12,813	142,118
Powszechny Zaklad Ubezpieczen SA	8,271	72,226
Santander Bank Polska SA	509	43,710

TOTAL POLAND		875,922

Portugal - 0.1%
Banco Comercial Portugues SA (Reg.) (a)	122,810	19,654
Energias de Portugal SA	43,479	238,843
Galp Energia SGPS SA Class B	6,827	66,243
Jeronimo Martins SGPS SA	3,681	84,169
REN - Redes Energeticas Nacionais SGPS SA	4,845	14,042

TOTAL PORTUGAL		422,951

Qatar - 0.2%
Barwa Real Estate Co.	29,800	25,040
Industries Qatar QSC (a)	29,884	127,110
Masraf al Rayan	53,743	68,475
Mesaieed Petrochemical Holding Co.	68,476	39,298
Ooredoo QSC	10,318	19,889
Qatar Electricity & Water Co.	7,683	35,021
Qatar Fuel Co.	7,131	35,795
Qatar Gas Transport Co. Ltd. (Nakilat)	39,467	35,763
Qatar International Islamic Bank QSC	11,035	27,908
Qatar Islamic Bank (a)	16,909	85,108
Qatar National Bank SAQ (a)	66,667	369,604
The Commercial Bank of Qatar (a)	28,981	53,708

TOTAL QATAR		922,719

Russia - 0.7%
Alrosa Co. Ltd.	37,350	60,816
Gazprom OAO	179,240	820,722
Lukoil PJSC	5,354	476,737
Magnit OJSC	1,115	80,617
MMC Norilsk Nickel PJSC	892	271,328
Mobile TeleSystems OJSC sponsored ADR	6,301	50,093
Novatek PJSC	14,432	329,501
Polyus PJSC	494	86,234
Sberbank of Russia	159,240	623,820
Severstal PAO	2,873	61,288
Surgutneftegas OJSC	146,500	77,299
Tatneft PAO	23,455	155,825

TOTAL RUSSIA		3,094,280

Saudi Arabia - 0.8%
Abdullah Al Othaim Markets Co.	632	18,214
Advanced Polypropylene Co.	1,549	29,046
Al Rajhi Bank	18,229	688,491
Alinma Bank	14,283	91,152
Almarai Co. Ltd.	3,741	48,576
Bank Al-Jazira	5,935	30,510
Bank Albilad (a)	5,312	65,579
Banque Saudi Fransi	8,946	112,588
Bupa Arabia for Cooperative Insurance Co. (a)	304	10,640
Dar Al Arkan Real Estate Development Co. (a)	7,865	21,074
Dr Sulaiman Al Habib Medical Services Group Co.	1,257	54,038
Emaar The Economic City (a)	6,626	21,072
Etihad Etisalat Co.	5,561	46,139
Jarir Marketing Co.	860	45,080
Mobile Telecommunications Co. Saudi Arabia (a)	6,268	20,101
Mouwasat Medical Services Co.	722	33,423
National Industrialization Co. (a)	4,786	25,444
National Petrochemical Co.	1,606	17,111
Qassim Cement Co.	758	15,284
Riyad Bank	20,275	146,349
Sabic Agriculture-Nutrients Co.	2,983	140,315
Sahara International Petrochemical Co.	5,204	58,216
Saudi Airlines Catering Co. (a)	540	11,204
Saudi Arabian Mining Co. (a)	6,055	126,603
Saudi Basic Industries Corp.	13,427	414,855
Saudi Cement Co.	1,116	16,289
Saudi Dairy & Foodstuffs Co.	215	9,449
Saudi Electricity Co.	11,671	74,545
Saudi Ground Services Co. (a)	1,137	8,949
Saudi Industrial Investment Group	3,210	26,633
Saudi Kayan Petrochemical Co. (a)	10,682	48,425
Saudi Telecom Co.	8,981	268,875
Southern Province Cement Co.	1,016	18,970
The Co. for Cooperative Insurance	896	18,496
The Saudi British Bank	5,389	47,368
The Saudi National Bank	32,739	561,579
The Savola Group	3,844	32,713
United Electronics Co.	434	15,652
Yamama Cement Co. (a)	1,541	10,672
Yanbu Cement Co.	1,172	11,300
Yanbu National Petrochemical Co.	4,172	76,341

TOTAL SAUDI ARABIA		3,537,360

Singapore - 0.7%
Ascendas Real Estate Investment Trust	50,406	110,343
CapitaLand Investment Ltd. (a)	36,520	92,411
CapitaMall Trust	74,795	113,225
City Developments Ltd.	7,200	36,385
ComfortDelgro Corp. Ltd.	31,200	32,413
DBS Group Holdings Ltd.	26,893	651,770
Flex Ltd. (a)	7,198	131,939
Frasers Centrepoint Trust	15,700	26,912
Frasers Logistics & Industrial Trust	42,200	47,599
Genting Singapore Ltd.	84,400	48,538
Keppel Corp. Ltd.	21,400	81,306
Keppel DC (REIT)	19,400	35,558
Mapletree Commercial Trust (d)	31,146	46,224
Mapletree Industrial (REIT)	29,304	58,930
Mapletree Logistics Trust (REIT)	45,096	63,581
Oversea-Chinese Banking Corp. Ltd.	59,685	504,904
Singapore Airlines Ltd. (a)	19,450	72,021
Singapore Exchange Ltd.	12,100	83,504
Singapore Technologies Engineering Ltd.	22,500	62,778
Singapore Telecommunications Ltd.	104,000	179,044
Suntec (REIT)	30,200	33,839
United Overseas Bank Ltd.	23,000	459,113
UOL Group Ltd.	7,300	38,407
Venture Corp. Ltd.	4,000	54,348
Wilmar International Ltd.	47,300	145,312

TOTAL SINGAPORE		3,210,404

South Africa - 0.8%
Absa Group Ltd.	10,556	101,055
Anglo American Platinum Ltd.	917	104,548
AngloGold Ashanti Ltd.	6,275	132,124
Aspen Pharmacare Holdings Ltd.	5,621	79,170
Bid Corp. Ltd.	4,905	100,479
Bidvest Group Ltd./The	5,144	61,157
Capitec Bank Holdings Ltd.	1,433	183,435
Clicks Group Ltd.	3,514	69,581
Discovery Ltd. (a)	6,248	56,293
Exxaro Resources Ltd.	3,776	36,224
FirstRand Ltd.	83,477	318,507
Foschini Group Ltd./The	5,006	38,923
Gold Fields Ltd.	13,401	148,272
Growthpoint Properties Ltd.	49,027	47,289
Harmony Gold Mining Co. Ltd.	7,794	32,688
Impala Platinum Holdings Ltd.	12,164	171,594
Kumba Iron Ore Ltd.	854	24,657
Mr Price Group Ltd.	3,803	47,612
MTN Group Ltd. (a)	25,495	273,125
MultiChoice Group Ltd.	6,754	51,722
Naspers Ltd. Class N	3,240	502,884
Nedbank Group Ltd.	7,038	77,301
Northam Platinum Holdings Ltd. (a)	5,213	68,536
Old Mutual Ltd.	70,581	58,024
Remgro Ltd.	7,922	65,201
Sanlam Ltd.	26,409	98,377
Sasol Ltd. (a)	8,589	140,624
Shoprite Holdings Ltd.	7,489	98,168
Sibanye Stillwater Ltd.	41,195	128,089
Spar Group Ltd./The	2,974	31,190
Standard Bank Group Ltd.	19,388	170,349
Tiger Brands Ltd.	2,465	27,999
Vodacom Group Ltd.	10,534	88,992
Woolworths Holdings Ltd.	15,674	51,011

TOTAL SOUTH AFRICA		3,685,200

Spain - 1.4%
Abertis Infraestructuras SA (a)	363	7,588
Acciona SA	357	67,951
ACS Actividades de Construccion y Servicios SA	4,062	108,297
Aena SME SA (a)(b)	1,100	173,232
Amadeus IT Holding SA Class A (a)	6,700	453,351
Banco Bilbao Vizcaya Argentaria SA	99,077	587,624
Banco Santander SA (Spain)	257,975	856,755
Bankinter SA	9,764	49,749
CaixaBank SA	65,013	177,592
Cellnex Telecom SA (b)	8,497	492,211
EDP Renovaveis SA	3,590	89,274
Enagas SA	3,711	86,211
Endesa SA	4,830	111,194
Ferrovial SA	7,558	236,367
Grifols SA	4,293	82,609
Grifols SA ADR	3,906	43,864
Iberdrola SA	86,238	1,021,057
Industria de Diseno Textil SA	16,667	537,512
International Consolidated Airlines Group SA CDI (a)	36,201	70,456
Linea Directa Aseguradora SA Compania de Seguros y Reaseguros	11,152	20,269
Naturgy Energy Group SA	4,936	160,544
Red Electrica Corporacion SA	6,476	140,040
Repsol SA	20,873	247,202
Siemens Gamesa Renewable Energy SA (a)	3,355	79,674
Telefonica SA	82,806	359,064

TOTAL SPAIN		6,259,687

Sweden - 2.6%
AAK AB	2,660	57,352
AddTech AB (B Shares)	3,895	92,644
AFRY AB (B Shares)	1,374	38,675
Alfa Laval AB	4,402	176,826
ASSA ABLOY AB (B Shares)	14,723	448,771
Atlas Copco AB:
(A Shares)	9,546	659,637
(B Shares)	5,870	344,805
Avanza Bank Holding AB	1,773	64,944
Axfood AB	1,446	41,628
Beijer Ref AB (B Shares)	3,628	79,103
Billerud AB	2,781	52,337
Boliden AB	4,015	154,817
Bravida Holding AB (b)	3,059	42,966
Castellum AB	3,418	91,911
Dometic Group AB (b)	4,729	62,079
Electrolux AB (B Shares)	3,754	90,921
Elekta AB (B Shares)	5,188	65,595
Embracer Group AB (a)	8,483	89,996
Epiroc AB:
(A Shares)	9,124	230,708
(B Shares)	6,013	127,158
EQT AB	4,099	222,207
Ericsson (B Shares)	42,888	471,898
Essity AB (B Shares)	8,931	291,372
Evolution AB (b)	2,685	379,501
Fabege AB	4,062	67,984
Fastighets AB Balder (a)	1,569	112,912
Getinge AB (B Shares)	3,261	142,121
H&M Hennes & Mauritz AB (B Shares)	11,058	216,981
Hexagon AB (B Shares)	29,122	461,308
HEXPOL AB (B Shares)	3,929	52,542
Holmen AB (B Shares)	1,393	66,712
Husqvarna AB (B Shares)	6,152	98,364
Industrivarden AB:
(A Shares)	2,789	88,618
(C Shares)	2,359	73,909
Indutrade AB	4,000	122,124
Investor AB:
(A Shares)	8,467	222,747
(B Shares)	27,078	679,477
JM AB (B Shares)	859	38,756
Kinnevik AB (B Shares) (a)	3,608	128,277
L E Lundbergforetagen AB	960	53,785
Latour Investment AB (B Shares)	2,097	85,198
Lifco AB	3,122	93,250
Lundin Petroleum AB	2,818	100,836
Nibe Industrier AB (B Shares)	20,896	315,737
Nolato AB (B Shares)	2,860	34,021
Nordic Entertainment Group AB (B Shares) (a)	1,159	60,052
Peab AB	2,845	35,855
PowerCell Sweden AB (a)	762	15,556
Saab AB (B Shares)	1,168	29,667
Samhallsbyggnadsbolaget I Norden AB (B Shares)	15,451	113,299
Sandvik AB	16,226	452,276
Sectra AB (B Shares)	2,021	44,717
Securitas AB (B Shares)	4,808	66,141
Sinch AB (a)(b)	8,377	105,704
Skandinaviska Enskilda Banken AB (A Shares)	23,791	330,304
Skanska AB (B Shares)	6,014	155,409
SKF AB (B Shares)	5,707	134,969
SSAB Svenskt Stal AB (B Shares) (a)	9,526	47,864
Stillfront Group AB (a)	4,472	23,863
Svenska Cellulosa AB SCA (B Shares)	9,021	160,071
Svenska Handelsbanken AB (A Shares)	22,817	246,605
Sweco AB (B Shares)	2,997	56,396
Swedbank AB (A Shares)	13,784	277,001
Swedish Match Co. AB	23,357	185,424
Swedish Orphan Biovitrum AB (a)	2,909	59,488
Tele2 AB (B Shares)	7,307	104,239
Telia Co. AB	36,954	144,526
Thule Group AB (b)	1,396	84,308
Trelleborg AB (B Shares)	3,625	95,111
Volvo AB (B Shares)	23,617	546,179
Wallenstam AB (B Shares)	3,168	58,820
Wihlborgs Fastigheter AB	2,050	46,459

TOTAL SWEDEN		11,313,813

Switzerland - 6.1%
ABB Ltd. (Reg.)	26,535	1,011,323
Adecco SA (Reg.)	2,409	122,756
Alcon, Inc. (Switzerland)	7,421	654,572
ams AG (a)	4,045	73,196
Baloise Holdings AG	714	116,534
Compagnie Financiere Richemont SA Series A	7,753	1,158,569
Credit Suisse Group AG	37,517	363,751
CRISPR Therapeutics AG (a)(c)	1,025	77,675
Geberit AG (Reg.)	530	432,021
Givaudan SA	118	619,100
Holcim Ltd.	7,705	391,869
Julius Baer Group Ltd.	3,277	219,141
Kuehne & Nagel International AG	750	241,543
Lindt & Spruengli AG	2	268,110
Lindt & Spruengli AG (participation certificate)	15	207,727
Logitech International SA (Reg.)	2,577	216,179
Lonza Group AG	1,106	920,843
Nestle SA (Reg. S)	41,824	5,839,355
Novartis AG	36,200	3,180,967
Partners Group Holding AG	337	556,323
Roche Holding AG:
(Bearer)	541	242,141
(participation certificate)	10,292	4,269,752
Schindler Holding AG (participation certificate)	606	162,669
SGS SA (Reg.)	89	296,699
Siemens Energy AG (a)	5,981	152,601
Sig Combibloc Group AG	5,065	141,082
Sika AG	2,103	874,043
Sonova Holding AG	802	313,419
Straumann Holding AG	169	357,366
Swatch Group AG (Bearer)	423	128,819
Swiss Life Holding AG	465	284,104
Swiss Prime Site AG	1,124	110,341
Swiss Re Ltd.	4,295	423,975
Swisscom AG	370	208,726
Temenos Group AG	1,000	137,841
UBS Group AG	55,007	987,337
VAT Group AG (b)	400	198,209
Zurich Insurance Group Ltd.	2,233	978,230

TOTAL SWITZERLAND		26,938,908

Taiwan - 4.2%
Accton Technology Corp.	8,000	75,050
Acer, Inc.	47,000	51,638
Advanced Ceramic X Corp.	1,000	12,683
Advanced Wireless Semiconductor Co.	2,000	10,247
Advantech Co. Ltd.	6,299	90,116
AP Memory Technology Corp.	2,000	36,009
ASE Technology Holding Co. Ltd.	51,000	196,734
Asia Cement Corp.	35,000	55,944
ASUSTeK Computer, Inc.	10,000	135,667
AU Optronics Corp.	133,000	109,755
Capital Securities Corp.	28,000	17,124
Catcher Technology Co. Ltd.	11,000	62,114
Cathay Financial Holding Co. Ltd.	127,341	287,166
Chang Hwa Commercial Bank	87,619	53,744
Cheng Loong Corp.	15,000	19,105
Cheng Shin Rubber Industry Co. Ltd.	29,000	37,774
Chicony Electronics Co. Ltd.	9,010	26,755
China Airlines Ltd. (a)	35,000	34,792
China Development Financial Ho	221,000	139,545
China Petrochemical Development Corp. (a)	50,479	23,951
China Steel Corp.	187,000	238,515
Chipbond Technology Corp.	9,000	21,660
Chroma ATE, Inc.	6,000	43,298
Chunghwa Telecom Co. Ltd.	57,000	239,531
Compal Electronics, Inc.	61,000	53,264
Compeq Manufacturing Co. Ltd.	15,000	23,679
CTBC Financial Holding Co. Ltd.	291,000	272,468
Delta Electronics, Inc.	29,000	287,750
E Ink Holdings, Inc.	13,000	70,828
E.SUN Financial Holdings Co. Ltd.	198,813	201,216
ECLAT Textile Co. Ltd.	3,000	68,302
Elan Microelectronics Corp.	4,000	24,535
Elite Material Co. Ltd.	4,000	40,123
eMemory Technology, Inc.	1,000	79,019
ENNOSTAR, Inc. (a)	8,500	23,523
Eternal Materials Co. Ltd.	12,000	17,536
EVA Airways Corp. (a)	33,562	33,847
Evergreen Marine Corp. (Taiwan)	38,675	198,852
Far Eastern New Century Corp.	54,000	57,088
Far EasTone Telecommunications Co. Ltd.	22,000	51,279
Feng Hsin Iron & Steel Co.	7,000	21,090
Feng Tay Enterprise Co. Ltd.	7,840	65,487
First Financial Holding Co. Ltd.	156,964	138,756
FLEXium Interconnect, Inc.	4,000	15,082
Formosa Chemicals & Fibre Corp.	61,000	177,839
Formosa Petrochemical Corp.	25,000	86,506
Formosa Plastics Corp.	65,000	243,911
Formosa Taffeta Co. Ltd.	16,000	16,828
Foxconn Technology Co. Ltd.	16,000	37,467
Fubon Financial Holding Co. Ltd.	113,812	313,327
Genius Electronic Optical Co. Ltd.	2,000	38,174
Giant Manufacturing Co. Ltd.	5,000	62,241
Gigabyte Technology Co. Ltd.	7,000	39,275
Global Unichip Corp.	1,000	21,144
GlobalWafers Co. Ltd.	3,000	96,121
Great Wall Enterprise Co. Ltd.	12,424	23,938
HannStar Display Corp.	31,000	20,245
Highwealth Construction Corp.	14,500	24,197
HIWIN Technologies Corp.	4,347	48,073
Hon Hai Precision Industry Co. Ltd. (Foxconn)	185,600	696,460
Hota Industrial Manufacturing Co. Ltd.	3,000	9,883
Hotai Motor Co. Ltd.	5,000	110,770
Hua Nan Financial Holdings Co. Ltd.	144,212	110,312
IBF Financial Holdings Co. Ltd.	33,120	19,180
Innolux Corp.	150,000	106,080
International Games Systems Co. Ltd.	1,000	28,613
Inventec Corp.	47,000	42,311
ITEQ Corp.	4,000	20,494
King Yuan Electronics Co. Ltd.	15,000	24,247
King's Town Bank	12,000	17,557
Kinsus Interconnect Technology Corp.	4,000	33,628
Largan Precision Co. Ltd.	1,000	88,941
Lien Hwa Industrial Corp.	14,095	31,480
Lite-On Technology Corp.	32,000	73,664
Lotes Co. Ltd.	1,019	27,980
Macronix International Co. Ltd.	28,060	42,725
Makalot Industrial Co. Ltd.	3,203	28,546
MediaTek, Inc.	24,000	1,030,489
Mega Financial Holding Co. Ltd.	160,000	205,232
Merida Industry Co. Ltd.	3,000	35,450
Merry Electronics Co. Ltd.	4,042	13,767
Micro-Star International Co. Ltd.	11,000	63,702
MiTAC Holdings Corp.	14,000	17,781
momo.com, Inc.	300	17,590
Nan Ya Plastics Corp.	84,000	258,835
Nan Ya Printed Circuit Board Corp.	3,000	61,916
Nanya Technology Corp.	16,000	45,088
Nien Made Enterprise Co. Ltd.	3,000	44,651
Novatek Microelectronics Corp.	8,000	155,584
Oneness Biotech Co. Ltd. (a)	4,000	41,494
Pegatron Corp.	31,000	77,290
Phison Electronics Corp.	2,000	36,948
PixArt Imaging, Inc.	2,000	10,969
Pou Chen Corp.	38,000	45,452
Powertech Technology, Inc.	10,000	35,252
Poya International Co. Ltd.	1,030	15,739
President Chain Store Corp.	8,000	78,946
Primax Electronics Ltd.	5,000	10,229
Qisda Corp.	26,000	28,566
Quanta Computer, Inc.	42,000	143,511
Radiant Opto-Electronics Corp.	7,000	25,510
Realtek Semiconductor Corp.	7,000	146,491
RichWave Technology Corp.	1,400	13,790
Ruentex Development Co. Ltd.	19,460	44,797
Ruentex Industries Ltd.	8,240	28,988
Shin Kong Financial Holding Co. Ltd.	203,543	81,153
Simplo Technology Co. Ltd.	3,000	35,558
SINBON Electronics Co. Ltd.	3,000	30,741
Sino-American Silicon Products, Inc.	8,000	68,122
Sinopac Holdings Co.	165,680	96,545
Standard Foods Corp.	4,000	7,635
Synnex Technology International Corp.	21,000	50,161
Ta Chen Stainless Pipe Co. Ltd.	28,323	47,265
Taichung Commercial Bank Co. Ltd.	44,796	19,638
Taishin Financial Holdings Co. Ltd.	158,386	108,296
Taiwan Business Bank	75,443	26,949
Taiwan Cement Corp.	75,607	130,945
Taiwan Cooperative Financial Holding Co. Ltd.	147,165	135,138
Taiwan Fertilizer Co. Ltd.	11,000	27,783
Taiwan High Speed Rail Corp.	30,000	32,040
Taiwan Mobile Co. Ltd.	24,000	86,596
Taiwan Semiconductor Manufacturing Co. Ltd.	281,000	6,205,217
Taiwan Surface Mounting Technology Co. Ltd.	4,000	17,824
Taiwan Union Technology Corp.	4,000	14,721
TECO Electric & Machinery Co. Ltd.	19,000	21,698
The Shanghai Commercial & Savings Bank Ltd.	63,000	107,406
Tong Hsing Electronics Industries Ltd.	2,000	21,469
Tripod Technology Corp.	7,000	31,445
Tung Ho Steel Enterprise Corp.	7,370	17,843
TXC Corp.	4,000	15,226
Unified-President Enterprises Corp.	70,000	173,264
Unimicron Technology Corp.	19,000	158,362
United Integrated Services Co.	3,000	19,646
United Microelectronics Corp.	171,000	399,920
United Renewable Energy Co. Ltd. (a)	22,248	17,540
Vanguard International Semiconductor Corp.	13,000	74,111
Voltronic Power Technology Corp.	1,000	55,746
Walsin Lihwa Corp.	33,000	31,553
Walsin Technology Corp.	5,000	30,128
Wan Hai Lines Ltd.	2,000	14,324
Win Semiconductors Corp.	6,000	81,075
Winbond Electronics Corp.	38,000	46,617
Wistron Corp.	43,058	45,287
Wiwynn Corp.	1,000	40,231
WPG Holding Co. Ltd.	21,920	41,602
XinTec, Inc.	2,000	10,319
Yageo Corp.	6,000	103,807
Yang Ming Marine Transport Corp. (a)	25,000	109,147
YFY, Inc.	19,000	24,371
Yuanta Financial Holding Co. Ltd.	181,160	165,374

TOTAL TAIWAN		18,338,693

Thailand - 0.5%
Advanced Info Service PCL (For. Reg.)	7,800	53,656
Advanced Information Service PCL NVDR	8,000	55,031
Airports of Thailand PCL:
(For. Reg.)	20,400	37,147
NVDR	41,700	75,932
Asset World Corp. PCL NVDR (a)	111,600	15,461
B. Grimm Power PCL:
(For. Reg.)	10,500	12,751
NVDR	7,000	8,500
Bangkok Bank PCL NVDR	8,300	30,083
Bangkok Chain Hospital PCL unit	17,800	10,688
Bangkok Commercial Asset Management PCL:
(For. Reg.)	12,300	7,944
NVDR	19,300	12,464
Bangkok Dusit Medical Services PCL NVDR	78,000	53,649
Bangkok Expressway and Metro PCL:
(For. Reg.)	76,600	19,381
NVDR	36,800	9,311
Banpu PCL NVDR	59,600	18,950
BCPG PCL NVDR	10,600	3,807
Berli Jucker PCL:
unit	8,900	8,253
(For. Reg.)	3,900	3,616
BTS Group Holdings PCL:
(For. Reg.)	5,144	1,433
NVDR	89,200	24,933
Bumrungrad Hospital PCL:
NVDR	4,200	17,674
(For. Reg.)	1,000	4,208
Carabao Group PCL:
(For. Reg.)	3,000	10,724
NVDR	2,400	8,579
Central Pattana PCL:
(For. Reg.)	1,700	2,874
NVDR	17,100	28,912
Central Retail Corp. PCL:
(For. Reg.)	11,241	10,758
NVDR	30,400	29,094
Charoen Pokphand Foods PCL:
(For. Reg.)	4,700	3,591
(NVDR)	44,500	34,001
Com7 PCL NVDR	5,400	13,202
CP ALL PCL:
(For. Reg.)	16,800	29,651
NVDR	50,200	88,599
Delta Electronics PCL:
(For. Reg.)	100	1,238
NVDR	6,800	84,182
Electricity Generating PCL:
(For. Reg.)	1,500	7,872
NVDR	2,200	11,546
Energy Absolute PCL:
(For. Reg.)	12,100	34,728
NVDR	14,500	41,616
Global Power Synergy Public Co. Ltd.:
(For. Reg.)	2,846	7,568
NVDR	7,700	20,476
Gulf Energy Development PCL:
(For. Reg.)	31,500	43,144
NVDR	49,200	67,387
Hana Microelectronics PCL:
(For. Reg.)	2,600	6,884
NVDR	9,100	24,096
Home Product Center PCL:
(For. Reg.)	15,800	6,854
NVDR	43,300	18,785
Indorama Ventures PCL:
(For. Reg.)	1,300	1,681
NVDR	31,600	40,855
Intouch Holdings PCL NVDR	14,300	34,337
IRPC PCL:
(For. Reg.)	74,700	8,572
NVDR	62,900	7,218
JMT Network Services PCL:
NVDR	8,376	17,168
warrants (a)	431	121
Kasikornbank PCL:
NVDR	16,200	68,590
(For. Reg.)	700	2,964
KCE Electronics PCL NVDR	8,100	21,341
Kerry Express Thailand PCL NVDR	6,510	5,884
Kiatnakin Bank PCL:
unit	3,700	6,604
(For. Reg.)	1,900	3,391
Krung Thai Bank PCL:
(For. Reg.)	15,100	5,953
NVDR	35,500	13,995
Krungthai Card PCL:
(For. Reg.)	8,700	15,432
NVDR	3,300	5,854
Land & House PCL NVDR	62,700	16,484
Minor International PCL:
unit (a)	28,138	24,194
warrants 2/15/24 (a)	850	81
(For. Reg.) (a)	8,810	7,575
MK Restaurants Group PCL unit	4,400	6,838
Muangthai Leasing PCL:
(For. Reg.)	7,000	12,282
NVDR	4,900	8,597
Osotspa PCL:
(For. Reg.)	4,400	4,509
NVDR	16,700	17,115
PTT Exploration and Production PCL:
(For. Reg.)	12,900	45,478
NVDR	8,100	28,556
PTT Global Chemical PCL:
(For. Reg.)	800	1,406
NVDR	23,500	41,304
PTT PCL:
(For. Reg.)	40,400	45,847
NVDR	90,000	102,135
Ratchaburi Electric Generating Holding PCL unit	5,500	7,415
SCG Packaging PCL NVDR	17,700	36,665
Siam Cement PCL:
(For. Reg.)	1,700	19,654
NVDR	2,600	30,059
Siam Commercial Bank PCL:
(For. Reg.)	500	1,898
(NVDR)	22,200	84,266
Siam Global House PCL NVDR	23,881	14,302
Sri Trang Agro-Industry PCL NVDR	12,400	11,519
Sri Trang Gloves Thailand PCL NVDR	15,500	13,966
Srisawad Corp. PCL:
warrants 8/29/25 (a)	200	60
(For. Reg.)	3,200	5,886
NVDR	6,300	11,620
Star Petroleum Refining PCL NVDR (a)	29,400	8,618
Thai Beverage PCL	131,000	64,159
Thai Oil PCL:
(For. Reg.)	4,600	6,807
NVDR	6,900	10,211
Thai Union Frozen Products PCL:
(For. Reg.)	13,100	7,650
NVDR	16,700	9,753
Thanachart Capital PCL:
(For. Reg.)	4,000	4,498
NVDR	2,300	2,596
TISCO Financial Group PCL:
(For. Reg.)	2,000	5,739
NVDR	3,700	10,618
TMBThanachart Bank PCL:
(For. Reg.)	336,012	14,760
NVDR	295,400	12,976
TOA Paint Thailand PCL NVDR	6,400	6,136
Total Access Communication PCL:
(For. Reg.)	3,400	4,661
NVDR	9,200	12,612
True Corp. PCL:
(For. Reg.)	115,300	16,488
NVDR	124,000	17,732
TTW PCL NVDR	20,900	7,132
VGI PCL:
unit	19,300	3,812
(For. Reg.)	32,300	6,380
WHA Corp. PCL NVDR	120,000	12,618

TOTAL THAILAND		2,226,860

Turkey - 0.1%
AG Anadolu Grubu Holding A/S	1,848	5,493
Akbank TAS	42,580	23,175
Aksa Akrilik Kimya Sanayii	1,284	3,327
Anadolu Efes Biracilik Ve Malt Sanayii A/S	3,772	8,446
Arcelik A/S	3,053	11,170
Aselsan A/S	9,217	14,548
Bera Holding A/S (a)	4,038	2,967
Bim Birlesik Magazalar A/S JSC	6,617	30,662
Coca-Cola Icecek Sanayi A/S	976	6,533
Dogan Sirketler Grubu Holding A/S	16,200	3,368
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	28,346	4,585
Enerjisa Enerji A/S (b)	2,078	2,023
Enka Insaat ve Sanayi A/S	25,315	28,819
Eregli Demir ve Celik Fabrikalari T.A.S.	20,906	44,502
Ford Otomotiv Sanayi A/S	1,035	18,628
Haci Omer Sabanci Holding A/S	21,172	21,174
Hektas Ticaret A/S (a)	5,489	6,170
Is Yatirim Menkul Degerler A/S	1,133	1,999
Kardemir Karabuk Demir Celik Sanayi ve Ticaret A/S Class D (a)	10,399	7,248
Koc Holding A/S	16,015	34,357
KOZA, Inc. (a)	1,854	2,525
Koza Altin Isletmeleri A/S (a)	1,068	9,341
Logo Yazilim Sanayi Ve Ticar	604	1,900
Migros Turk Ticaret A/S (a)	908	2,604
MLP Saglik Hizmetleri A/S (a)(b)	894	2,018
Nuh Cimento Sanayi A/S	570	2,189
Otokar Otomotiv ve Savunma Sanayi A.S.	73	1,959
Oyak Cimento Fabrikalari A/S (a)	2,064	1,233
Pegasus Hava Tasimaciligi A/S (a)	462	2,967
Petkim Petrokimya Holding A/S (a)	15,404	9,082
Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A/S	3,525	5,276
Sok Marketler Ticaret A/S	3,196	3,071
TAV Havalimanlari Holding A/S (a)	1,937	4,788
Tekfen Holding A/S	1,947	2,979
Tofas Turk Otomobil Fabrikasi A/S	2,243	12,835
Turk Hava Yollari AO (a)	10,697	16,188
Turk Sise ve Cam Fabrikalari A/S	22,674	22,933
Turk Traktor ve Ziraat Makinalari A/S	126	2,133
Turkcell Iletisim Hizmet A/S	16,546	23,089
Turkiye Garanti Bankasi A/S	28,836	24,566
Turkiye Halk Bankasi A/S (a)	7,031	2,397
Turkiye Is Bankasi A/S Series C	34,489	18,745
Turkiye Petrol Rafinerileri A/S (a)	1,977	23,074
Turkiye Sinai Kalkinma Bankasi A/S	11,913	1,297
Turkiye Vakiflar Bankasi TAO (a)	10,836	3,014
Ulker Biskuvi Sanayi A/S	1,756	2,314
Yapi ve Kredi Bankasi A/S	32,571	8,322

TOTAL TURKEY		492,033

United Arab Emirates - 0.2%
Abu Dhabi Commercial Bank PJSC	42,192	97,983
Abu Dhabi National Oil Co. for Distribution PJSC	41,981	48,804
Aldar Properties PJSC (a)	56,262	61,117
Dubai Islamic Bank Pakistan Ltd. (a)	26,787	39,236
Emaar Properties PJSC (a)	50,740	67,551
Emirates NBD Bank PJSC	36,227	133,643
Emirates Telecommunications Corp.	26,163	225,798
First Abu Dhabi Bank PJSC	65,071	333,766

TOTAL UNITED ARAB EMIRATES		1,007,898

United Kingdom - 8.7%
3i Group PLC	14,482	283,894
Abrdn PLC	32,424	105,638
Admiral Group PLC	4,032	172,588
Anglo American PLC (United Kingdom)	20,250	832,928
Antofagasta PLC	5,179	94,192
Ashtead Group PLC	6,664	537,215
Associated British Foods PLC	5,325	145,766
AstraZeneca PLC (United Kingdom)	23,036	2,689,901
Atlassian Corp. PLC (a)	2,011	766,774
Auto Trader Group PLC (b)	14,435	144,565
Avast PLC (b)	9,434	77,761
Aveva Group PLC	1,872	86,378
Aviva PLC	58,447	325,794
BAE Systems PLC	47,783	356,327
Barclays PLC	236,788	603,162
Barratt Developments PLC	14,981	152,124
Bellway PLC	1,848	83,992
Berkeley Group Holdings PLC	1,634	105,810
BHP Group PLC	31,370	933,406
BP PLC	301,858	1,352,512
British American Tobacco PLC (United Kingdom)	33,969	1,261,328
British Land Co. PLC	13,874	100,189
BT Group PLC	130,437	300,071
Bunzl PLC	5,019	196,069
Burberry Group PLC	6,063	149,648
Centrica PLC (a)	88,819	86,131
Compass Group PLC	26,539	597,491
ConvaTec Group PLC (b)	24,102	62,961
Croda International PLC	2,116	289,832
Dechra Pharmaceuticals PLC	1,604	115,929
Derwent London PLC	1,691	78,667
Diageo PLC	34,590	1,891,245
Diploma PLC	1,847	84,678
Direct Line Insurance Group PLC	20,257	76,543
DS Smith PLC	19,992	104,116
Electrocomponents PLC	6,929	113,629
Evraz PLC	7,474	61,106
Games Workshop Group PLC	496	66,871
Genus PLC	974	65,323
GlaxoSmithKline PLC	74,562	1,623,421
Halma PLC	5,637	244,414
Hargreaves Lansdown PLC	5,362	98,533
Hikma Pharmaceuticals PLC	2,659	79,853
HomeServe PLC	4,518	53,478
Howden Joinery Group PLC	8,847	108,365
HSBC Holdings PLC (United Kingdom)	308,492	1,863,064
IG Group Holdings PLC	6,314	69,791
IMI PLC	4,101	96,718
Imperial Brands PLC	14,075	308,451
Informa PLC (a)	22,595	158,201
InterContinental Hotel Group PLC (a)	2,795	180,694
Intermediate Capital Group PLC	4,432	131,988
Intertek Group PLC	2,406	183,548
ITV PLC (a)	54,339	81,705
J Sainsbury PLC	26,025	97,281
JD Sports Fashion PLC	36,550	107,768
Johnson Matthey PLC	2,955	82,113
Kingfisher PLC	31,372	144,303
Land Securities Group PLC	11,316	119,429
Legal & General Group PLC	88,700	358,197
Lloyds Banking Group PLC	1,055,157	685,211
London Stock Exchange Group PLC	4,822	453,606
M&G PLC	37,998	102,797
Meggitt PLC (a)	11,665	116,737
Melrose Industries PLC	65,312	142,040
Mondi PLC	7,170	177,844
National Grid PLC	57,683	831,748
NatWest Group PLC	78,657	240,873
Network International Holdings PLC (a)(b)	3,680	14,586
Next PLC	1,972	218,109
Ocado Group PLC (a)	9,624	218,959
Pearson PLC	11,068	91,817
Pennon Group PLC	4,223	66,859
Persimmon PLC	4,778	185,191
Phoenix Group Holdings PLC	12,812	113,412
Prudential PLC (a)	38,902	672,727
Quilter PLC (b)	25,134	50,788
Reckitt Benckiser Group PLC	10,950	942,616
RELX PLC (London Stock Exchange)	29,398	959,754
Rentokil Initial PLC	27,618	218,617
Rightmove PLC	13,201	142,449
Rio Tinto PLC	15,858	1,045,776
Rolls-Royce Holdings PLC (a)	124,531	207,859
Rotork PLC	13,114	63,823
Royal Dutch Shell PLC:
Class A (United Kingdom)	59,941	1,313,572
Class B (United Kingdom)	56,068	1,231,062
Royal Mail PLC	11,486	78,751
Sage Group PLC	16,597	192,043
Schroders PLC	1,829	88,281
Segro PLC	17,817	346,750
Severn Trent PLC	3,780	150,943
Smith & Nephew PLC	13,142	229,359
Smiths Group PLC	5,839	124,985
Spectris PLC	1,674	83,324
Spirax-Sarco Engineering PLC	1,096	238,523
SSE PLC	15,604	348,830
St. James's Place PLC	7,973	182,201
Standard Chartered PLC (United Kingdom)	38,436	233,721
Tate & Lyle PLC	6,988	62,870
Taylor Wimpey PLC	53,725	128,087
Tesco PLC	114,876	452,276
The Weir Group PLC	3,868	89,759
Travis Perkins PLC	3,369	71,122
Tritax Big Box REIT PLC	25,619	86,428
Unilever PLC	39,099	2,097,524
Unite Group PLC	5,898	88,708
United Utilities Group PLC	10,138	149,591
Vodafone Group PLC	398,814	600,708
Whitbread PLC (a)	3,029	123,213
Wickes Group PLC	3,391	10,835

TOTAL UNITED KINGDOM		38,511,533

United States of America - 0.2%
Coca-Cola European Partners PLC	2,975	166,392
Farfetch Ltd. Class A (a)	4,641	155,149
Fiverr International Ltd. (a)(c)	453	51,506
Jackson Financial, Inc. (c)	1,043	43,629
Kolon TissueGene, Inc. unit (a)(d)	120	809
Li Auto, Inc. ADR (a)	4,075	130,808
Stratasys Ltd. (a)	1,032	25,274
Tilray, Inc. Class 2 (a)(c)	2,186	15,368
Yum China Holdings, Inc. (c)	6,246	311,301

TOTAL UNITED STATES OF AMERICA		900,236

TOTAL COMMON STOCKS
(Cost $369,465,217)		417,488,338

Nonconvertible Preferred Stocks - 0.9%
Brazil - 0.3%
Alpargatas SA (PN)	2,800	18,610
Azul SA (a)	4,000	17,494
Banco Bradesco SA (PN)	71,301	245,905
Bradespar SA (PN)	3,614	16,214
Centrais Eletricas Brasileiras SA (Electrobras) (PN-B)	3,866	22,911
Companhia Energetica de Minas Gerais (CEMIG) (PN)	15,738	37,042
Gerdau SA	16,700	81,731
Itau Unibanco Holding SA	72,600	273,065
Itausa-Investimentos Itau SA (PN)	71,988	115,413
Lojas Americanas SA (PN)	12,278	12,983
Metalurgica Gerdau SA (PN)	9,800	20,022
Petroleo Brasileiro SA - Petrobras (PN) (non-vtg.)	63,900	326,383

TOTAL BRAZIL		1,187,773

Chile - 0.0%
Sociedad Quimica y Minera de Chile SA (PN-B) (a)	2,092	106,783
Colombia - 0.0%
Bancolombia SA (PN)	5,945	46,788
Grupo Aval Acciones y Valores SA	59,034	15,376

TOTAL COLOMBIA		62,164

Germany - 0.3%
Henkel AG & Co. KGaA	2,658	214,477
Porsche Automobil Holding SE (Germany)	2,269	214,223
Sartorius AG (non-vtg.)	367	248,217
Volkswagen AG	2,723	547,005

TOTAL GERMANY		1,223,922

Korea (South) - 0.2%
Hyundai Motor Co.	562	46,563
Hyundai Motor Co. Series 2	405	34,407
LG Chemical Ltd.	161	38,867
LG Electronics, Inc.	472	26,005
LG Household & Health Care Ltd.	19	9,845
Samsung Electronics Co. Ltd.	11,998	718,558
Samsung SDI Co. Ltd.	90	26,231

TOTAL KOREA (SOUTH)		900,476

Russia - 0.1%
AK Transneft OAO	23	48,578
Sberbank of Russia (Russia)	16,270	60,046
Surgutneftegas OJSC	105,000	53,925

TOTAL RUSSIA		162,549

TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $3,712,757)		3,643,667

Money Market Funds - 3.9%
Fidelity Cash Central Fund 0.08% (e)	16,083,646	16,086,863
Fidelity Securities Lending Cash Central Fund 0.08% (e)(f)	1,111,183	1,111,294
TOTAL MONEY MARKET FUNDS
(Cost $17,198,157)		17,198,157
TOTAL INVESTMENT IN SECURITIES - 99.6%
(Cost $390,376,131)		438,330,162
NET OTHER ASSETS (LIABILITIES) - 0.4%		1,938,809
NET ASSETS - 100%		$440,268,971

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
ICE E-mini MSCI EAFE Index Contracts (United States)	97	March 2022	$11,260,730	$244,632	$244,632
ICE E-mini MSCI Emerging Markets Index Contracts (United States)	85	March 2022	5,211,775	57,974	57,974
TME S&P/TSX 60 Index Contracts (Canada)	6	March 2022	1,215,131	19,167	19,167
TOTAL FUTURES CONTRACTS					$321,773

The notional amount of futures purchased as a percentage of Net Assets is 4.0%

For the period, the average monthly notional amount at value for futures contracts in the aggregate was $18,395,665.

Categorizations in the Schedule of Investments are based on country or territory of incorporation.

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $10,400,725 or 2.4% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Level 3 security

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Fund	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain/Loss	Change in Unrealized appreciation (depreciation)	Value, end of period	% ownership, end of period
Fidelity Cash Central Fund 0.08%	$4,250,491	$230,768,135	$218,931,736	$8,743	$(27)	$--	$16,086,863	0.0%
Fidelity Securities Lending Cash Central Fund 0.08%	515,869	29,583,558	28,988,133	73,122	--	--	1,111,294	0.0%
Total	$4,766,360	$260,351,693	$247,919,869	$81,865	$(27)	$--	$17,198,157

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations, if applicable. Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2021, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Communication Services	$26,881,297	$11,201,378	$15,679,919	$--
Consumer Discretionary	50,983,231	20,249,732	30,733,499	--
Consumer Staples	34,551,642	11,408,240	23,143,402	--
Energy	19,063,968	8,554,090	10,509,878	--
Financials	78,653,440	38,696,497	39,956,943	--
Health Care	38,617,429	11,795,292	26,817,552	4,585
Industrials	56,805,463	23,007,056	33,721,388	77,019
Information Technology	56,759,988	31,065,624	25,694,364	--
Materials	34,215,109	16,365,706	17,849,403	--
Real Estate	11,844,436	7,816,567	3,981,645	46,224
Utilities	12,756,002	4,276,010	8,479,992	--
Money Market Funds	17,198,157	17,198,157	--	--
Total Investments in Securities:	$438,330,162	$201,634,349	$236,567,985	$127,828
Derivative Instruments:
Assets
Futures Contracts	$321,773	$321,773	$--	$--
Total Assets	$321,773	$321,773	$--	$--
Total Derivative Instruments:	$321,773	$321,773	$--	$--

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2021. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts(a)	$321,773	$0
Total Equity Risk	321,773	0
Total Value of Derivatives	$321,773	$0

 (a) Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio

Financial Statements

Statement of Assets and Liabilities

		December 31, 2021
Assets
Investment in securities, at value (including securities loaned of $1,070,604) — See accompanying schedule: Unaffiliated issuers (cost $373,177,974)	$421,132,005
Fidelity Central Funds (cost $17,198,157)	17,198,157
Total Investment in Securities (cost $390,376,131)		$438,330,162
Segregated cash with brokers for derivative instruments		942,964
Foreign currency held at value (cost $322,759)		329,003
Receivable for fund shares sold		1,505,600
Dividends receivable		511,635
Reclaims receivable		289,121
Distributions receivable from Fidelity Central Funds		951
Other receivables		76
Total assets		441,909,512
Liabilities
Payable for fund shares redeemed	$14,254
Accrued management fee	39,010
Distribution and service plan fees payable	12,195
Payable for daily variation margin on futures contracts	41,386
Other affiliated payables	21,278
Other payables and accrued expenses	401,093
Collateral on securities loaned	1,111,325
Total liabilities		1,640,541
Net Assets		$440,268,971
Net Assets consist of:
Paid in capital		$397,985,838
Total accumulated earnings (loss)		42,283,133
Net Assets		$440,268,971
Net Asset Value and Maximum Offering Price
Initial Class:
Net Asset Value, offering price and redemption price per share ($346,107,164 ÷ 30,226,565 shares)		$11.45
Service Class:
Net Asset Value, offering price and redemption price per share ($54,755,410 ÷ 4,784,795 shares)		$11.44
Service Class 2:
Net Asset Value, offering price and redemption price per share ($39,406,397 ÷ 3,452,969 shares)		$11.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2021
Investment Income
Dividends		$9,939,447
Non-Cash dividends		996,528
Income from Fidelity Central Funds (including $73,122 from security lending)		81,865
Income before foreign taxes withheld		11,017,840
Less foreign taxes withheld		(1,165,720)
Total income		9,852,120
Expenses
Management fee	$424,012
Transfer agent fees	231,280
Distribution and service plan fees	107,046
Independent trustees' fees and expenses	1,254
Interest	579
Total expenses before reductions	764,171
Expense reductions	(268)
Total expenses after reductions		763,903
Net investment income (loss)		9,088,217
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $106,182)	(3,642,693)
Fidelity Central Funds	(27)
Foreign currency transactions	56,691
Futures contracts	1,495,560
Total net realized gain (loss)		(2,090,469)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $250,255)	17,298,054
Assets and liabilities in foreign currencies	9,634
Futures contracts	230,945
Total change in net unrealized appreciation (depreciation)		17,538,633
Net gain (loss)		15,448,164
Net increase (decrease) in net assets resulting from operations		$24,536,381

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2021	Year ended December 31, 2020
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,088,217	$3,185,903
Net realized gain (loss)	(2,090,469)	(697,055)
Change in net unrealized appreciation (depreciation)	17,538,633	23,585,739
Net increase (decrease) in net assets resulting from operations	24,536,381	26,074,587
Distributions to shareholders	(11,831,501)	(3,118,974)
Share transactions - net increase (decrease)	193,467,951	75,799,116
Total increase (decrease) in net assets	206,172,831	98,754,729
Net Assets
Beginning of period	234,096,140	135,341,411
End of period	$440,268,971	$234,096,140

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

VIP International Index Portfolio Initial Class

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.95	$10.03	$8.45	$10.00
Income from Investment Operations
Net investment income (loss)B	.28	.20	.27	.15
Net realized and unrealized gain (loss)	.56	.87	1.54	(1.60)
Total from investment operations	.84	1.07	1.81	(1.45)
Distributions from net investment income	(.30)	(.15)	(.21)	(.10)
Distributions from net realized gain	(.04)	–C	(.02)	(.01)
Total distributions	(.34)	(.15)	(.23)	(.10)D
Net asset value, end of period	$11.45	$10.95	$10.03	$8.45
Total ReturnE,F,G	7.72%	10.69%	21.53%	(14.47)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.17%	.17%	.17%	.17%J
Expenses net of fee waivers, if any	.17%	.17%	.17%	.17%J
Expenses net of all reductions	.17%	.17%	.17%	.17%J
Net investment income (loss)	2.38%	2.08%	2.88%	2.27%J
Supplemental Data
Net assets, end of period (000 omitted)	$346,107	$213,113	$125,050	$55,494
Portfolio turnover rateK	18%	10%	4%	5%J

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio Service Class

Years ended December 31,	2021	2020	2019 A
Selected Per–Share Data
Net asset value, beginning of period	$10.94	$10.02	$9.48
Income from Investment Operations
Net investment income (loss)B	.27	.18	.16
Net realized and unrealized gain (loss)	.56	.88	.61
Total from investment operations	.83	1.06	.77
Distributions from net investment income	(.29)	(.14)	(.20)
Distributions from net realized gain	(.04)	–C	(.02)
Total distributions	(.33)	(.14)	(.23)D
Net asset value, end of period	$11.44	$10.94	$10.02
Total ReturnE,F,G	7.65%	10.60%	8.15%
Ratios to Average Net AssetsH,I
Expenses before reductions	.27%	.27%	.27%J
Expenses net of fee waivers, if any	.27%	.27%	.27%J
Expenses net of all reductions	.27%	.27%	.27%J
Net investment income (loss)	2.28%	1.98%	2.90%J
Supplemental Data
Net assets, end of period (000 omitted)	$54,755	$5,832	$4,701
Portfolio turnover rateK	18%	10%	4%

 A For the period April 11, 2019 (commencement of sale of shares) through December 31, 2019.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

VIP International Index Portfolio Service Class 2

Years ended December 31,	2021	2020	2019	2018 A
Selected Per–Share Data
Net asset value, beginning of period	$10.92	$10.02	$8.46	$10.00
Income from Investment Operations
Net investment income (loss)B	.25	.17	.25	.13
Net realized and unrealized gain (loss)	.56	.87	1.53	(1.58)
Total from investment operations	.81	1.04	1.78	(1.45)
Distributions from net investment income	(.28)	(.13)	(.20)	(.08)
Distributions from net realized gain	(.04)	–C	(.02)	(.01)
Total distributions	(.32)	(.14)D	(.22)	(.09)
Net asset value, end of period	$11.41	$10.92	$10.02	$8.46
Total ReturnE,F,G	7.48%	10.34%	21.16%	(14.55)%
Ratios to Average Net AssetsH,I
Expenses before reductions	.42%	.42%	.42%	.42%J
Expenses net of fee waivers, if any	.42%	.42%	.42%	.42%J
Expenses net of all reductions	.42%	.42%	.42%	.42%J
Net investment income (loss)	2.13%	1.83%	2.63%	2.02%J
Supplemental Data
Net assets, end of period (000 omitted)	$39,406	$15,151	$5,590	$846
Portfolio turnover rateK	18%	10%	4%	5%J

 A For the period April 17, 2018 (commencement of operations) through December 31, 2018.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total distributions per share do not sum due to rounding.

 E Total returns for periods of less than one year are not annualized.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

 J Annualized

 K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2021

1. Organization.

VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio and VIP International Index Portfolio (the Funds) are funds of Variable Insurance Products Fund II (the Trust). Each Fund is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of each Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. Each Fund offers the following classes of shares: Initial Class, Service Class and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio(a)
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

 (a) Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.

Each Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Each Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of each Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of each Fund's investments to the Fair Value Committee (the Committee) established by each Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, each Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees each Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing each Fund's investments and ratifies the fair value determinations of the Committee.

Each Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2021 is included at the end of each Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and for certain Funds include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Funds are informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Funds represent a return of capital or capital gain. The Funds determine the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends or foreign taxes withheld, as applicable. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable or reclaims receivable, as applicable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2021, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. Each Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on each Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. VIP International Index Portfolio is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on each applicable Fund's Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, certain foreign taxes, certain deemed distributions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation)
VIP Total Market Index Portfolio	$438,585,373	$164,559,878	$(17,107,242)	$147,452,636
VIP Extended Market Index Portfolio	164,542,316	47,176,126	(14,367,269)	32,808,857
VIP International Index Portfolio	395,515,076	74,690,968	(31,856,715)	42,834,253

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed ordinary income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation) on securities and other investments
VIP Total Market Index Portfolio	$212,328	$643,134	$147,452,636
VIP Extended Market Index Portfolio	172,437	550,439	32,808,854
VIP International Index Portfolio	–	–	42,844,077

VIP International Index Portfolio intends to elect to defer to its next fiscal year $115,511 of ordinary losses recognized during the period November 1, 2021 to December 31, 2021.

VIP International Index Portfolio intends to elect to defer to its next fiscal year $44,341 of capital losses recognized during the period November 1, 2021 to December 31, 2021.

The tax character of distributions paid was as follows:

December 31, 2021
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$6,591,064	$1,961,238	$8,552,302
VIP Extended Market Index Portfolio	6,401,001	5,615,252	12,016,253
VIP International Index Portfolio	11,605,711	225,790	11,831,501

December 31, 2020
	Ordinary Income	Long-term Capital Gains	Total
VIP Total Market Index Portfolio	$3,270,770	$201,353	$3,472,123
VIP Extended Market Index Portfolio	1,225,615	–	1,225,615
VIP International Index Portfolio	3,090,779	28,195	3,118,974

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Funds' investment objective allows the Funds to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Funds used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Funds may not achieve their objectives.

The Funds' use of derivatives increased or decreased their exposure to the following risk:

Equity Risk	Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Funds will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Funds. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Funds used futures contracts to manage their exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of volume of activity during the period for VIP Total Market Index Portfolio and VIP Extended Market Index Portfolio. Cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Total Market Index Portfolio	237,155,647	14,492,187
VIP Extended Market Index Portfolio	97,564,912	46,159,870
VIP International Index Portfolio	244,754,769	65,833,011

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is based on an annual rate of .06%, .07% and .11% of VIP Total Market Index Portfolio's, VIP Extended Market Index Portfolio's and VIP International Index Portfolio's average net assets, respectively. Under the management contract, the investment adviser pays all other fund-level expenses, except the compensation of the independent Trustees and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

In addition, under the expense contract, the investment adviser pays class-level expenses as necessary so that the total expenses do not exceed certain amounts of each class' average net assets on an annual basis with certain exceptions, as noted in the following table:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio	.12%	.22%	.37%
VIP Extended Market Index Portfolio	.13%	.23%	.38%
VIP International Index Portfolio	.17%	.27%	.42%

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by the investment adviser for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Funds have adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were reallowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

	Service Class	Service Class 2	Total
VIP Total Market Index Portfolio	$391	$20,211	$20,602
VIP Extended Market Index Portfolio	21,389	14,939	36,328
VIP International Index Portfolio	42,406	64,640	107,046

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Funds. For each Fund, FIIOC receives asset-based fees based on each class's average net assets for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .06% of average net assets. Under the expense contract, each class of each Fund pays a portion of the transfer agent fees equal to an annual rate of .06% of class-level average net assets. For the period, the total transfer agent fees paid by each applicable class were as follows:

Amount
VIP Total Market Index Portfolio
Initial Class	$262,059
Service Class	235
Service Class 2	4,851
$267,145
VIP Extended Market Index Portfolio
Initial Class	$91,250
Service Class	12,833
Service Class 2	3,585
$107,668
VIP International Index Portfolio
Initial Class	$190,322
Service Class	25,444
Service Class 2	15,514
$231,280

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), each Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing each Fund to borrow from, or lend money to, other participating affiliated funds. At period end, VIP International Index Portfolio had no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP International Index Portfolio	Borrower	$24,398,000.29%		$579

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. During the period there were no interfund trades.

7. Committed Line of Credit.

Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The commitment fees on the pro-rata portion of the line of credit are borne by the investment adviser. During the period, there were no borrowings on this line of credit.

8. Security Lending.

Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Total Market Index Portfolio	$986	$163	$35,470
VIP Extended Market Index Portfolio	$3,354	$522	$37,775
VIP International Index Portfolio	$5,164	$13	$3,440

9. Expense Reductions.

Through arrangements with each applicable Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce each applicable Fund's or class' expenses. All of the applicable expense reductions are noted in the table below.

Custodian credits
VIP Total Market Index Portfolio	$12
VIP Extended Market Index Portfolio	23
VIP International Index Portfolio	268

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2021	Year ended December 31, 2020
VIP Total Market Index Portfolio
Distributions to shareholders
Initial Class	$8,379,105	$3,420,555
Service Class	6,012	4,196
Service Class 2	167,185	47,372
Total	$8,552,302	$3,472,123
VIP Extended Market Index Portfolio
Distributions to shareholders
Initial Class	$10,126,103	$981,202
Service Class	1,456,112	194,735
Service Class 2	434,038	49,678
Total	$12,016,253	$1,225,615
VIP International Index Portfolio
Distributions to shareholders
Initial Class	$9,498,100	$2,868,424
Service Class	1,368,737	73,465
Service Class 2	964,664	177,085
Total	$11,831,501	$3,118,974

11. Share Transactions.

Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2021	Year endedDecember 31, 2020	Year ended December 31, 2021	Year endedDecember 31, 2020
VIP Total Market Index Portfolio
Initial Class
Shares sold	16,107,339	7,003,331	$251,542,725	$81,892,170
Reinvestment of distributions	499,913	242,260	8,371,105	3,343,355
Shares redeemed	(2,322,433)	(3,454,340)	(38,259,250)	(37,598,408)
Net increase (decrease)	14,284,819	3,791,251	$221,654,580	$47,637,117
Service Class
Shares sold	256	15,270	$4,109	$170,476
Reinvestment of distributions	235	179	3,922	2,500
Shares redeemed	(1,337)	(123)	(22,705)	(1,429)
Net increase (decrease)	(846)	15,326	$(14,674)	$171,547
Service Class 2
Shares sold	584,607	240,190	$9,347,805	$2,938,844
Reinvestment of distributions	9,397	2,154	157,391	29,871
Shares redeemed	(130,263)	(79,108)	(2,079,811)	(948,711)
Net increase (decrease)	463,741	163,236	$7,425,385	$2,020,004
VIP Extended Market Index Portfolio
Initial Class
Shares sold	5,862,146	3,673,733	$84,604,654	$39,163,562
Reinvestment of distributions	740,754	73,930	10,126,103	925,602
Shares redeemed	(2,868,856)	(2,869,688)	(42,270,166)	(28,268,407)
Net increase (decrease)	3,734,044	877,975	$52,460,591	$11,820,757
Service Class
Shares sold	585,531	1,470,388	$8,448,733	$16,014,592
Reinvestment of distributions	106,016	15,473	1,447,118	193,414
Shares redeemed	(495,757)	(231,137)	(7,092,707)	(2,412,341)
Net increase (decrease)	195,790	1,254,724	$2,803,144	$13,795,665
Service Class 2
Shares sold	305,309	330,040	$4,463,939	$3,591,483
Reinvestment of distributions	28,848	2,934	393,782	36,678
Shares redeemed	(209,643)	(51,415)	(3,045,816)	(567,412)
Net increase (decrease)	124,514	281,559	$1,811,905	$3,060,749
VIP International Index Portfolio
Initial Class
Shares sold	17,235,095	9,024,471	$197,206,493	$86,701,614
Reinvestment of distributions	844,990	245,068	9,443,500	2,657,025
Shares redeemed	(7,314,839)	(2,277,674)	(85,185,022)	(21,956,156)
Net increase (decrease)	10,765,246	6,991,865	$121,464,971	$67,402,483
Service Class
Shares sold	4,870,837	292,216	$55,197,048	$2,655,479
Reinvestment of distributions	122,419	6,641	1,365,276	71,978
Shares redeemed	(741,353)	(235,172)	(8,537,763)	(2,191,902)
Net increase (decrease)	4,251,903	63,685	$48,024,561	$535,555
Service Class 2
Shares sold	2,339,068	1,175,435	$27,165,655	$11,042,423
Reinvestment of distributions	86,460	15,625	962,387	169,123
Shares redeemed	(359,378)	(362,375)	(4,149,623)	(3,350,468)
Net increase (decrease)	2,066,150	828,685	$23,978,419	$7,861,078

12. Other.

A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders each were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Extended Market Index Portfolio	78%	1	12%
VIP International Index Portfolio	58%	2	37%
VIP Total Market Index Portfolio	90%	–	–

13. Coronavirus (COVID-19) Pandemic.

An outbreak of COVID-19 first detected in China during December 2019 has since spread globally and was declared a pandemic by the World Health Organization during March 2020. Developments that disrupt global economies and financial markets, such as the COVID-19 pandemic, may magnify factors that affect the Funds' performance.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Variable Insurance Products Fund II and Shareholders of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio, and VIP International Index Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of VIP Total Market Index Portfolio, VIP Extended Market Index Portfolio, and VIP International Index Portfolio (the "Funds"), each a fund of Variable Insurance Products Fund II, including the schedules of investments, as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and for the period from April 17, 2018 (commencement of operations) through December 31, 2018, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and for the period from April 17, 2018 (commencement of operations) through December 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

February 16, 2022

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance.  Each of the Trustees oversees 314 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the funds is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the funds' Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates, and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Bettina Doulton (1964)

Year of Election or Appointment: 2020

Trustee

Ms. Doulton also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).

Robert A. Lawrence (1952)

Year of Election or Appointment: 2020

Trustee

Acting Chairman of the Board of Trustees

Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Thomas P. Bostick (1956)

Year of Election or Appointment: 2021

Trustee

Lieutenant General Bostick also serves as Trustee of other Fidelity® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and Managing Partner, Sustainability, of Ridge-Lane Limited Partners (strategic advisory and venture development, 2016-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as Trustee of other Fidelity® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of NYC Leadership Academy (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).

Vicki L. Fuller (1957)

Year of Election or Appointment: 2020

Trustee

Ms. Fuller also serves as Trustee of other Fidelity® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-present), as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present) and as a member of the Board of Treliant, LLC (consulting, 2019-present).

Patricia L. Kampling (1959)

Year of Election or Appointment: 2020

Trustee

Ms. Kampling also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).

Thomas A. Kennedy (1955)

Year of Election or Appointment: 2021

Trustee

Mr. Kennedy also serves as Trustee of other Fidelity® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean’s Executive Board (2016-present).

Oscar Munoz (1959)

Year of Election or Appointment: 2021

Trustee

Mr. Munoz also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity® funds (2021).

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to his retirement, Mr. Smith served as Chairman and Chief Executive Officer (1990-1997) and President (1986-1990) of Inbrand Corp. (manufacturer of personal absorbent products). Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank (now Bank of America). Mr. Smith previously served as a member of the Advisory Board of certain Fidelity® funds (2012-2013).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Lead Independent Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication).

Susan Tomasky (1953)

Year of Election or Appointment: 2020

Trustee

Ms. Tomasky also serves as Trustee of other Fidelity® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company – America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Investment Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Wiley also serves as Trustee of other Fidelity® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for each fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).

Craig S. Brown (1977)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2019

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2020

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity® funds (2016-2020) and Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).

Cynthia Lo Bessette (1969)

Year of Election or Appointment: 2019

Secretary and Chief Legal Officer (CLO)

Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).

Chris Maher (1972)

Year of Election or Appointment: 2020

Deputy Treasurer

Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Jason P. Pogorelec (1975)

Year of Election or Appointment: 2020

Chief Compliance Officer

Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity funds (2015-2020).

Brett Segaloff (1972)

Year of Election or Appointment: 2021

Anti-Money Laundering (AML) Officer

Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Jim Wegmann (1979)

Year of Election or Appointment: 2019

Assistant Treasurer

Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity® funds (2019-2021).

Shareholder Expense Example

As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2021 to December 31, 2021).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period-B July 1, 2021 to December 31, 2021
VIP Total Market Index Portfolio
Initial Class	.12%
Actual		$1,000.00	$1,093.50	$.63
Hypothetical-C		$1,000.00	$1,024.60	$.61
Service Class	.22%
Actual		$1,000.00	$1,093.00	$1.16
Hypothetical-C		$1,000.00	$1,024.10	$1.12
Service Class 2.37%
Actual		$1,000.00	$1,092.00	$1.95
Hypothetical-C		$1,000.00	$1,023.34	$1.89
VIP Extended Market Index Portfolio
Initial Class	.13%
Actual		$1,000.00	$1,016.00	$.66
Hypothetical-C		$1,000.00	$1,024.55	$.66
Service Class	.23%
Actual		$1,000.00	$1,015.10	$1.17
Hypothetical-C		$1,000.00	$1,024.05	$1.17
Service Class 2.38%
Actual		$1,000.00	$1,014.50	$1.93
Hypothetical-C		$1,000.00	$1,023.29	$1.94
VIP International Index Portfolio
Initial Class	.17%
Actual		$1,000.00	$989.50	$.85
Hypothetical-C		$1,000.00	$1,024.35	$.87
Service Class	.27%
Actual		$1,000.00	$989.60	$1.35
Hypothetical-C		$1,000.00	$1,023.84	$1.38
Service Class 2.42%
Actual		$1,000.00	$988.70	$2.11
Hypothetical-C		$1,000.00	$1,023.09	$2.14

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
VIP Total Market Index Portfolio
Initial Class	02/11/22	02/11/22	$0.026
Service Class	02/11/22	02/11/22	$0.026
Service Class 2	02/11/22	02/11/22	$0.026
VIP Extended Market Index Portfolio
Initial Class	02/11/22	02/11/22	$0.055
Service Class	02/11/22	02/11/22	$0.055
Service Class 2	02/11/22	02/11/22	$0.055
VIP International Index Portfolio
Initial Class	02/11/22	02/11/22	$0.000
Service Class	02/11/22	02/11/22	$0.000
Service Class 2	02/11/22	02/11/22	$0.000

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

VIP Total Market Index Portfolio	$2,379,785
VIP Extended Market Index Portfolio	$6,165,690

A percentage of the dividends distributed during the fiscal year for the following funds qualify for the dividends–received deduction for corporate shareholders:

	Initial Class	Service Class	Service Class 2
VIP Total Market Index Portfolio
February, 2021	3%	3%	3%
December, 2021	81%	89%	93%
VIP Extended Market Index Portfolio
December, 2021	27%	28%	29%

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
VIP International Index Portfolio
Initial Class	02/05/21	$0.0023	$0.0000
Initial Class	12/17/21	$0.3089	$0.0319
Service Class	02/05/21	$0.0023	$0.0000
Service Class	12/17/21	$0.3014	$0.0319
Service Class 2	02/05/21	$0.0023	$0.0000
Service Class 2	12/17/21	$0.2920	$0.0319

Board Approval of Investment Advisory Contracts

VIP International Index Portfolio

At its July 2021 meeting, the Board of Trustees, including a majority of the Independent Trustees (together, the Board), voted to approve an amended and restated sub-advisory agreement with Geode Capital Management, LLC (Geode) for the fund (the Amended Contract) to decrease the sub-advisory fee rate paid by Fidelity Management & Research Company LLC (FMR), the fund's investment adviser, to Geode on behalf of the fund by 0.25 basis points, effective August 1, 2021. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information.

Nature, Extent, and Quality of Services Provided.  The Board previously received and considered materials relating to the nature, extent and quality of services provided by FMR and Geode to the fund, including the resources dedicated to investment management and support services, shareholder and administrative services, the benefits to shareholders of investment in a large fund family and the investment performance of the fund in connection with the annual renewal of the fund's current management contract and sub-advisory agreement (Advisory Contracts). At its May 2021 meeting, the Board concluded that the nature, extent and quality of the services provided to the fund under the existing Advisory Contracts should continue to benefit the fund's shareholders. The Board noted that approval of the Amended Contract would not change the fund's portfolio manager, the investment processes, the level or nature of services provided, the resources and personnel allocated or trading and compliance operations. The Board concluded that the nature, extent, and quality of services to be provided to the fund under the Amended Contract should continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio.  The Board noted that the Amended Contract would result in no change in the fund's management fee and total expense ratio and considered that it received and reviewed information regarding the fund's current management fee and total expense ratio compared to "mapped groups" of competitive funds and classes in connection with the annual renewal of the Advisory Contracts. Based on its review, the Board concluded at its May 2021 and July 2021 meetings that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered and that the fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability.  The Board previously reviewed information regarding the revenues earned and the expenses incurred by Fidelity in providing services to the fund and the level of Fidelity's profitability. At its May 2021 meeting, the Board concluded that it was satisfied that Fidelity's profitability in connection with the operation of the fund was not excessive. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on Fidelity's profitability.

Economies of Scale.  The Board has previously received and reviewed information regarding whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale and that it concluded, at its May 2021 meeting, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity. At the July 2021 meeting, the Board concluded that the Amended Contract would not have a meaningful effect on any potential economies of scale.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board concluded that the sub-advisory fee arrangement is fair and reasonable, and that the fund's Amended Contract should be approved.

VIPSAI-ANN-0322
1.9891400.103

Item 2.

Code of Ethics

As of the end of the period, December 31, 2021, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Contrafund Portfolio, VIP Disciplined Small Cap Portfolio, VIP Emerging Markets Portfolio, VIP Extended Market Index Portfolio, VIP Index 500 Portfolio, VIP International Index Portfolio and VIP Total Market Index Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2021 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio	$47,600	$-	$9,000	$1,200
VIP Disciplined Small Cap Portfolio	$38,200	$-	$8,700	$1,000
VIP Emerging Markets Portfolio	$42,700	$-	$9,000	$1,100
VIP Extended Market Index Portfolio	$51,500	$-	$8,800	$1,200
VIP Index 500 Portfolio	$43,800	$-	$9,200	$1,100
VIP International Index Portfolio	$50,300	$-	$9,400	$1,200
VIP Total Market Index Portfolio	$51,500	$-	$9,100	$1,200

December 31, 2020 FeesA

Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

VIP Contrafund Portfolio	$52,700	$-	$9,000	$1,200
VIP Disciplined Small Cap Portfolio	$39,100	$-	$8,800	$1,000
VIP Emerging Markets Portfolio	$43,700	$-	$9,000	$1,100
VIP Extended Market Index Portfolio	$52,600	$-	$8,900	$1,300
VIP Index 500 Portfolio	$44,800	$-	$9,100	$1,100
VIP International Index Portfolio	$51,400	$-	$9,400	$1,300
VIP Total Market Index Portfolio	$52,600	$-	$9,200	$1,300

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP International Capital Appreciation Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$47,300	$4,800	$10,700	$1,500

December 31, 2020 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP International Capital Appreciation Portfolio	$48,000	$4,500	$10,700	$1,800

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2021A	December 31, 2020A
Audit-Related Fees	$8,522,600	$9,377,400
Tax Fees	$354,200	$30,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2021A	December 31, 2020A
Deloitte Entities	$592,800	$573,300
PwC	$14,136,500	$14,559,300

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the

Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 18, 2022

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 18, 2022